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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file

number                                                              811-07452

                                                     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

(Exact name of registrant as specified in charter)

                                             11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices)      (Zip code)

                                 Philip A. Taylor     11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:         (713) 626-1919

Date of fiscal year end:       12/31

Date of reporting period:       12/31/13

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2013

Invesco V.I. American Franchise Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMFR-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. American Franchise Fund had strong positive returns and outperformed the Fund’s style-specific benchmark, the Russell 1000 Growth Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	40.13%
Series II Shares	39.79
S&P 500 Index‚(Broad Market Index)	32.39
Russell 1000 Growth Index■ (Style-Specific Index)	33.48
Lipper VUF Large-Cap Growth Funds Index[t] (Peer Group Index)	34.73

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; tLipper Inc.

How we invest

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of US issuers at the time of investment.

    We believe a growth investment strategy is an essential component of a diversified portfolio.

    Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.

    To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. We conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth.

Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

    Risk management plays an important role in portfolio construction as we attempt to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

Portfolio Composition
By sector
Information Technology	30.2%
Consumer Discretionary	24.0
Health Care	14.2
Industrials	11.3
Financials	6.0
Telecommunication Services	4.5
Energy	4.3
Consumer Staples	4.1
Materials	0.8
Money Market Funds Plus Other Assets Less Liabilities	0.6

Top 10 Equity Holdings*
1. Apple Inc.	5.9%
2. Google Inc.-Class A	5.3
3. Facebook Inc.-Class A	4.9
4. DISH Network Corp.-Class A	4.7
5. Sprint Corp.	4.5
6. Gilead Sciences, Inc.	4.5
7. Celgene Corp.	2.7
8. Lowe’s Cos., Inc.	2.5
9. Amazon.com, Inc.	2.4
10. Mondelez International Inc.-Class A	2.2

Top Five Industries*
1. Internet Software & Services	11.8%
2. Biotechnology	9.7
3. Cable & Satellite	7.8
4. Computer Hardware	6.1
5. Internet Retail	4.9

Total Net Assets	$838.4 million

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. American Franchise Fund

    During the reporting period, the Fund had double-digit positive returns and solidly outperformed the Russell 1000 Growth Index due primarily to positive stock selection. The Fund outperformed its style-specific index by the widest margins in the telecommunication services, consumer discretionary, information technology (IT), consumer staples and health care sectors. Some of this outperformance was offset by under-performance within the industrials sector and the relative drag of our modest cash position during a period of strong market performance.

    The telecommunication services sector was the strongest performing sector for the Fund during the reporting period. Wireless communications company Sprint was a strong contributor to performance as it entertained several offers of strategic partnerships that resulted in a higher stock price before the company finally completed a merger during the reporting period.

    Strong stock selection also drove the Fund’s outperformance in the consumer discretionary sector. One of the leading contributors to Fund performance was DISH Network, a leading provider of satellite cable television. The stock benefited from significant discussions about strategic corporate partnerships and increasing market recognition of the value in its broadband spectrum assets. Another contributor to Fund performance was Priceline.com, an online travel company. The company benefited from a merger with online services provider Kayak Software (not a Fund holding) during the reporting period.

    The IT sector also contributed to Fund performance, driven by strong stock selection. The largest individual stock contributor for the Fund was social networking company Facebook. The company’s stock appreciated due to an increase in advertising revenue related to progress made in smartphone and tablet penetration. Additional technology contributors included Internet search giant Google and credit card company Visa.

    Some of this outperformance was offset by an underweight exposure to the industrials sector. While the Fund’s industrials stocks posted solid positive returns, the Fund underperformed its style-specific benchmark because it did not hold several of the strongest performing index names, like 3M and UPS, during the reporting period. Additionally, the Fund’s position in United Continental Holdings underperformed and was sold during the reporting period.

    We thank you for your commitment to Invesco V.I. American Franchise Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Erik Voss Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. American Franchise
Fund. He joined Invesco in 2010. Mr. Voss earned a BS in mathematics and an MS in finance from the University of Wisconsin.

Ido Cohen Portfolio manager, is manager of Invesco V.I. American Franchise Fund. He joined Invesco in 2010.
Mr. Cohen earned a BS in economics from The Wharton School of the University of Pennsylvania

Invesco V.I. American Franchise Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (7/3/95)	9.28%
10 Years	7.75
5 Years	24.37
1 Year	40.13

Series II Shares
Inception (9/18/00)	–0.52%
10 Years	7.48
5 Years	24.06
1 Year	39.79

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Capital Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Capital Growth Fund (renamed Invesco V.I. American Franchise Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. American Franchise Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.98% and 1.23%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Franchise Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2014. See current prospectus for more information.

Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Growth Funds Index is an unmanaged index considered representative of large-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Franchise Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.38%
Aerospace & Defense–4.46%
B/E Aerospace, Inc.(b)	75,930	$6,608,188
Honeywell International Inc.	132,113	12,071,165
Precision Castparts Corp.	39,268	10,574,872
United Technologies Corp.	71,305	8,114,509
		37,368,734

Apparel Retail–0.67%
Gap, Inc. (The)	144,510	5,647,451

Apparel, Accessories & Luxury Goods–1.72%
Michael Kors Holdings Ltd.(b)	110,361	8,960,210
PVH Corp.	40,456	5,502,825
		14,463,035

Application Software–1.88%
Salesforce.com, Inc.(b)	285,120	15,735,773

Automobile Manufacturers–1.64%
General Motors Co.(b)	337,132	13,778,585

Biotechnology–9.71%
Alkermes PLC(b)	102,103	4,151,508
Amgen Inc.	93,087	10,626,812
Biogen Idec Inc.(b)	23,231	6,498,872
Celgene Corp.(b)	133,399	22,539,095
Gilead Sciences, Inc.(b)	499,870	37,565,231
		81,381,518

Brewers–1.10%
Anheuser-Busch InBev N.V.–ADR (Belgium)	86,814	9,242,219

Broadcasting–1.13%
CBS Corp.–Class B	148,930	9,492,798

Cable & Satellite–7.80%
Comcast Corp.–Class A	123,252	6,404,790
DIRECTV(b)	85,947	5,938,078
DISH Network Corp.–Class A(b)	672,924	38,975,758
Sirius XM Holdings Inc.(b)	1,620,771	5,656,491
Time Warner Cable Inc.	61,976	8,397,748
		65,372,865

Casinos & Gaming–1.06%
Las Vegas Sands Corp.	112,708	8,889,280

Communications Equipment–2.89%
F5 Networks, Inc.(b)	94,369	8,574,368
QUALCOMM, Inc.	211,277	15,687,317
		24,261,685

Computer Hardware–6.14%
3D Systems Corp.(b)(c)	24,692	2,294,627
Apple Inc.	87,707	49,213,275
		51,507,902

	Shares	Value
Construction & Engineering–2.89%
Fluor Corp.	89,685	$7,200,808
Foster Wheeler AG (Switzerland)(b)	265,640	8,771,433
Jacobs Engineering Group, Inc.(b)	131,712	8,296,539
		24,268,780

Data Processing & Outsourced Services–2.49%
MasterCard, Inc.–Class A	12,688	10,600,317
Visa Inc.–Class A	46,081	10,261,317
		20,861,634

Drug Retail–0.81%
CVS Caremark Corp.	94,701	6,777,751

Electrical Components & Equipment–0.93%
Roper Industries, Inc.	55,957	7,760,117

Fertilizers & Agricultural Chemicals–0.81%
Monsanto Co.	57,990	6,758,735

General Merchandise Stores–0.95%
Dollar General Corp.(b)	131,430	7,927,858

Health Care Facilities–0.89%
HCA Holdings, Inc.(b)	156,267	7,455,499

Home Entertainment Software–0.30%
Electronic Arts Inc.(b)	108,878	2,497,661

Home Improvement Retail–2.54%
Lowe’s Cos., Inc.	429,728	21,293,022

Household Appliances–1.02%
Whirlpool Corp.	54,476	8,545,105

Industrial Machinery–1.81%
Flowserve Corp.	104,394	8,229,379
Ingersoll-Rand PLC(b)	113,004	6,961,046
		15,190,425

Insurance Brokers–1.36%
Aon PLC (United Kingdom)	135,598	11,375,316

Internet Retail–4.88%
Amazon.com, Inc.(b)	49,488	19,735,319
Priceline.com Inc.(b)	15,219	17,690,566
TripAdvisor Inc.(b)	42,017	3,480,268
		40,906,153

Internet Software & Services–11.79%
Baidu, Inc.–ADR (China)(b)	19,720	3,507,793
eBay Inc.(b)	46,446	2,549,421
Facebook Inc.–Class A(b)	757,493	41,404,567
Google Inc.–Class A(b)	39,639	44,423,824
LinkedIn Corp.–Class A(b)	24,306	5,270,270
Twitter, Inc.(b)(c)	27,281	1,736,436
		98,892,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

	Shares	Value
IT Consulting & Other Services–0.93%
Cognizant Technology Solutions Corp.–Class A(b)	77,220	$7,797,676

Life Sciences Tools & Services–0.70%
Thermo Fisher Scientific, Inc.	52,375	5,831,956

Movies & Entertainment–0.57%
Walt Disney Co. (The)	62,142	4,747,649

Oil & Gas Equipment & Services–2.33%
Schlumberger Ltd.	109,286	9,847,761
Weatherford International Ltd.(b)	628,218	9,731,097
		19,578,858

Oil & Gas Exploration & Production–1.14%
Anadarko Petroleum Corp.	74,853	5,937,340
Pioneer Natural Resources Co.	19,802	3,644,954
		9,582,294

Oil & Gas Refining & Marketing–0.81%
Phillips 66	87,773	6,769,932

Other Diversified Financial Services–2.95%
Citigroup Inc.	302,403	15,758,220
JPMorgan Chase & Co.	153,318	8,966,037
		24,724,257

Packaged Foods & Meats–2.22%
Mondelez International Inc.–Class A	527,909	18,635,188

Pharmaceuticals–2.86%
Actavis PLC(b)	39,046	6,559,728
Bristol-Myers Squibb Co.	117,365	6,237,950
Johnson & Johnson	38,698	3,544,350
Pfizer Inc.	249,525	7,642,950
		23,984,978

Semiconductor Equipment–0.92%
Applied Materials, Inc.	436,370	7,719,385

Semiconductors–1.04%
Altera Corp.	267,661	8,707,012

	Shares	Value
Specialized Finance–0.58%
CME Group Inc.–Class A	61,725	$4,842,944

Specialized REIT’s–1.16%
American Tower Corp.	122,331	9,764,460

Systems Software–1.77%
Microsoft Corp.	319,005	11,940,357
VMware, Inc.–Class A(b)	32,188	2,887,586
		14,827,943

Trading Companies & Distributors–0.48%
Fastenal Co.	85,291	4,052,175

Trucking–0.72%
J.B. Hunt Transport Services, Inc.	78,181	6,043,391

Wireless Telecommunication Services–4.53%
Sprint Corp.(b)	3,529,619	37,943,404
Total Common Stocks & Other Equity Interests (Cost $542,335,982)		833,205,714

Money Market Funds–0.78%
Liquid Assets Portfolio–Institutional Class(d)	3,274,831	3,274,831
Premier Portfolio–Institutional Class(d)	3,274,832	3,274,832
Total Money Market Funds (Cost $6,549,663)		6,549,663
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.16% (Cost $548,885,645)		839,755,377

Investments Purchased with Cash Collateral from Securities on Loan–0.36%
Money Market Funds–0.36%
Liquid Assets Portfolio–Institutional Class (Cost $3,004,191)(d)(e)	3,004,191	3,004,191
TOTAL INVESTMENTS–100.52% (Cost $551,889,836)		842,759,568
OTHER ASSETS LESS LIABILITIES–(0.52)%		(4,351,446)
NET ASSETS–100.00%		$838,408,122

Investment Abbreviations:

ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned	Net Amount
State Street Bank and Trust Co.	$3,023,250	$(3,004,191)	$19,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $542,335,982)*	$833,205,714
Investments in affiliated money market funds, at value and cost	9,553,854
Total investments, at value (Cost $551,889,836)	842,759,568
Receivable for:
Investments sold	789,174
Fund shares sold	24,625
Dividends	447,476
Fund expenses absorbed	81,514
Investment for trustee deferred compensation and retirement plans	385,387
Other assets	387
Total assets	844,488,131

Liabilities:
Payable for:
Fund shares reacquired	1,968,116
Collateral upon return of securities loaned	3,004,191
Accrued fees to affiliates	639,963
Accrued trustees’ and officers’ fees and benefits	1,721
Accrued other operating expenses	31,826
Trustee deferred compensation and retirement plans	434,192
Total liabilities	6,080,009
Net assets applicable to shares outstanding	$838,408,122

Net assets consist of:
Shares of beneficial interest	$661,358,446
Undistributed net investment income	(296,947)
Undistributed net realized gain (loss)	(113,524,752)
Net unrealized appreciation	290,871,375
$838,408,122

Net Assets:
Series I	$580,620,467
Series II	$257,787,655

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	11,467,980
Series II	5,199,595
Series I:
Net asset value per share	$50.63
Series II:
Net asset value per share	$49.58

*	At December 31, 2013, securities with an aggregate value of $3,023,250 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $78,285)	$7,435,067
Dividends from affiliated money market funds (includes securities lending income of $45,859)	52,611
Interest	10,498
Total investment income	7,498,176

Expenses:
Advisory fees	5,102,054
Administrative services fees	1,961,200
Custodian fees	38,621
Distribution fees — Series II	593,629
Transfer agent fees	91,014
Trustees’ and officers’ fees and benefits	59,458
Other	68,081
Total expenses	7,914,057
Less: Fees waived	(478,728)
Net expenses	7,435,329
Net investment income	62,847

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $563,856)	115,023,257
Foreign currencies	(482)
115,022,775
Change in net unrealized appreciation of:
Investment securities	143,861,918
Foreign currencies	260
143,862,178
Net realized and unrealized gain	258,884,953
Net increase in net assets resulting from operations	$258,947,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$62,847	$2,548,252
Net realized gain	115,022,775	15,714,490
Change in net unrealized appreciation (depreciation)	143,862,178	(8,898,331)
Net increase in net assets resulting from operations	258,947,800	9,364,411

Distributions to shareholders from net investment income:
Series I	(2,241,984)	—
Series ll	(576,996)	—
Total distributions from net investment income	(2,818,980)	—

Share transactions–net:
Series l	(92,234,602)	370,787,226
Series ll	(46,160,962)	131,813,205
Net increase (decrease) in net assets resulting from share transactions	(138,395,564)	502,600,431
Net increase in net assets	117,733,256	511,964,842

Net assets:
Beginning of year	720,674,866	208,710,024
End of year (includes undistributed net investment income of $(296,947) and $2,413,124, respectively)	$838,408,122	$720,674,866

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. American Franchise Fund (the “Fund”), formerly Invesco Van Kampen V.I. American Franchise Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. American Franchise Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. American Franchise Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $550 million	0.62%
Next $3.45 billion	0.60%
Next $250 million	0.595%
Next $2.25 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. American Franchise Fund

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.90% and Series II shares to 1.15% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $478,728.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $180,247 for accounting and fund administrative services and reimbursed $1,780,953 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $9,161 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $1,581,464 and securities sales of $4,131,295, which resulted in net realized gains of $563,856.

Invesco V.I. American Franchise Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$2,818,980	$—

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$198,756
Net unrealized appreciation — investments	289,590,963
Net unrealized appreciation (depreciation) — other investments	(121,900)
Temporary book/tax differences	(395,660)
Capital loss carryforward	(112,222,483)
Shares of beneficial interest	661,358,446
Total net assets	$838,408,122

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $113,458,204 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$93,041,814	$—	$93,041,814
December 31, 2017	5,236,281	—	5,236,281
December 31, 2018	13,944,388	—	13,944,388
	$112,222,483	$—	$112,222,483

*	Capital loss carryforward as of the date listed above is reduced for limitation, if any, to the extent required by the Internal Revenue Service. To the extent that unrealized gains as of May 2, 2011, the date of the reorganization of Invesco V.I. Large Cap Growth Fund and April 30, 2012, the date of the reorganizations of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund are realized on securities held in each fund at such date of reorganizations, the capital loss carryforward may be further limited for up to five years from the date of the reorganizations.

Invesco V.I. American Franchise Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $567,611,987 and $700,075,065, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$291,180,694
Aggregate unrealized (depreciation) of investment securities	(1,589,731)
Net unrealized appreciation of investment securities	$289,590,963

Cost of investments for tax purposes is $553,168,605.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlements and wash sales adjustments, on December 31, 2013, undistributed net investment income was increased by $46,062, undistributed net realized gain (loss) was decreased by $911,387 and shares of beneficial interest was increased by $865,325 . This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	372,037	$16,044,363	789,397	$28,721,163
Series II	211,725	9,101,632	320,230	11,081,001

Issued in connection with acquisitions:(b)
Series I	—	—	11,970,981	445,461,917
Series II	—	—	4,415,803	161,335,668

Issued as reinvestment of dividends:
Series I	49,800	2,241,984	—	—
Series II	13,081	576,996	—	—

Reacquired:
Series I	(2,635,529)	(110,520,949)	(2,934,105)	(103,395,854)
Series II	(1,335,787)	(55,839,590)	(1,160,262)	(40,603,464)
Net increase (decrease) in share activity	(3,324,673)	$(138,395,564)	13,402,044	$502,600,431

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on April 30, 2012, the Fund acquired all the net assets of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Funds on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 16,386,784 shares of the Fund for 23,847,677 shares outstanding of Invesco V.I. Capital Appreciation Fund and 2,145,577 shares outstanding of Invesco V.I. Leisure Fund as of the close of business on April 27, 2012. Each class of the Target Funds were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, April 27, 2012. Invesco V.I. Capital Appreciation Fund’s net assets as of the close of business on April 27, 2012 of $586,894,436, including $120,477,190 of unrealized appreciation and Invesco V.I. Leisure Fund’s net assets as of the close of business on April 27, 2012 of $19,903,149, including $5,495,250 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $226,713,532. The net assets immediately after the acquisition were $833,511,117.
The pro forma results of operations for the year ended December 31, 2012 assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$2,254,431
Net realized/unrealized gains	92,187,134
Change in net assets resulting from operations	$94,441,565

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since April 30, 2012.

Invesco V.I. American Franchise Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital distributions		Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/13	$36.28	$0.04	$14.50	$14.54	$(0.19)	$—		$(0.19)	$50.63	40.13	%(d)	$580,620	0.90	%(e)	0.96	%(e)	0.08	%(e)	75%
Year ended 12/31/12	31.90	0.19	4.19	4.38	—	—		—	36.28	13.73	(d)	496,341	0.88		0.98		0.52		190
Year ended 12/31/11	34.00	(0.05)	(2.05)	(2.10)	—	—		—	31.90	(6.18	)(d)	122,986	0.84		0.99		(0.15)		126
Year ended 12/31/10	28.37	0.03	5.60	5.63	—	—		—	34.00	19.84	(d)	74,870	0.79		0.90		0.12		158
Year ended 12/31/09	17.10	0.04	11.26	11.30	(0.03)	(0.00	)(f)	(0.03)	28.37	66.07		74,214	0.84		0.84		0.17		13
Series II(c)
Year ended 12/31/13	35.55	(0.07)	14.20	14.13	(0.10)	—		(0.10)	49.58	39.79	(d)	257,788	1.15	(e)	1.21	(e)	(0.17	)(e)	75
Year ended 12/31/12	31.35	0.10	4.10	4.20	—	—		—	35.55	13.40	(d)	224,334	1.13		1.23		0.27		190
Year ended 12/31/11	33.49	(0.14)	(2.00)	(2.14)	—	—		—	31.35	(6.39	)(d)	85,724	1.09		1.24		(0.40)		126
Year ended 12/31/10	28.01	(0.05)	5.53	5.48	—	—		—	33.49	19.56	(d)	109,920	1.04		1.15		(0.18)		158
Year ended 12/31/09	16.91	(0.02)	11.12	11.10	—	—		—	28.01	65.64	(g)	112,533	1.09		1.09		(0.07)		13

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $14,357,093 and sold of $15,173,740 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Appreciation Fund and Invesco V.I. Leisure Fund into the Fund. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $81,993,574 and sold of $49,870,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Large Cap Growth Fund into the Fund.
(c)	On June 1, 2010, the predecessor Fund’s former Class I and Class II shares were reorganized into Series I and Series II shares, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s) of $524,495 and $237,452 for Series I and Series II, respectively.
(f)	Amount is less than $0.01 per share.
(g)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Franchise Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Franchise Fund (formerly known as Invesco Van Kampen V.I. American Franchise Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. American Franchise Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,285.20	$5.18	$1,020.67	$4.58	0.90%
Series II	1,000.00	1,283.50	6.62	1,019.41	5.85	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Franchise Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Franchise Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. American Franchise Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Franchise Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. American Value Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIAMVA-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. American Value Fund outperformed the Russell Midcap Value Index, the Fund’s style-specific benchmark. Both stock selection and sector allocation contributed to overall Fund performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	34.27%
Series II Shares	33.93
S&P 500 Index‚ (Broad Market Index)	32.39
Russell Midcap Value Index¡ (Style-Specific Index)	33.46
Lipper VUF Mid-Cap Value Funds Index¿ (Peer Group Index)	36.07
Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price appreciation for shareholders. We generally seek to identify companies that are out of favor with investors, earning below their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Typical examples of catalysts include improved operational efficiency, changing industry dynamics and a change in management. We initially identify potential investments through a series of quantitative screens that look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and an assessment of its stability. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks.

This is also where we typically identify the positive catalyst, a prerequisite for a potential investment. Finally, we set price targets for each of the Fund’s holdings by applying historical and/or peer group valuation multiples to our estimate of normalized earnings.

    In short, our goal is to capitalize on perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncer-

tainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the year ended December 31, 2013, major US equity market indexes and all sectors of the Russell Midcap Value Index posted double-digit returns.

    Stock selection in the materials sector made a positive contribution to absolute and relative performance. W. R. Grace, a chemical supplier for refineries, was a top performer due to producing solid profits throughout the reporting period. Food packaging company Sealed Air returned to profitability after incurring a loss a year ago when it absorbed a large onetime charge.

    Stock selection and underweight exposure to the financials sector also contributed to Fund performance. Being

Portfolio Composition
By sector

Financials	22.9%
Industrials	17.0
Consumer Discretionary	13.4
Health Care	9.1
Information Technology	6.9
Energy	6.8
Materials	6.5
Utilities	5.4
Consumer Staples	4.2
Telecommunication Services	2.6
Money Market Funds Plus Other Assets Less Liabilities	5.2

Top 10 Equity Holdings*

1. ConAgra Foods, Inc.	3.5%
2. ACE Ltd.	3.0
3. Marsh & McLennan Cos., Inc.	3.0
4. Johnson Controls, Inc.	2.9
5. Snap-on Inc.	2.9
6. Williams Cos., Inc. (The)	2.8
7. Newell Rubbermaid Inc.	2.8
8. Comerica Inc.	2.7
9. Forest City Enterprises, Inc.-Class A	2.6
10. tw telecom inc.	2.6

Top Five Industries*

1. Health Care Facilities	5.8%
2. Regional Banks	5.4
3. Industrial Machinery	5.3
4. Insurance Brokers	4.7
5. Apparel Retail	3.9

Total Net Assets	$477.6 million

Total Number of Holdings*	49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

Invesco V.I. American Value Fund

substantially underweighted versus the Russell Midcap Value Index in real estate investment trusts (REITs) was the largest contributor within this sector, as REITs materially underperformed the sector and style-specific benchmark.

    An underweight position in the utilities sector was also a contributor to relative Fund performance, as it was the second-worst performing sector for the style-specific benchmark.

    Strong stock selection and overweight exposure to the industrials sector contributed to relative performance as well. Capital goods company Ingersoll-Rand and airplane manufacturer Textron were among the top performers within the sector. Textron, the maker of Cessna aircraft and Bell helicopters, rallied later in the reporting period, after announcing a deal to purchase plane maker Beechcraft (not a Fund holding).

    An overweight allocation to the consumer discretionary sector was another contributor to relative Fund performance. Johnson Controls and Newell Rubber-maid were the two large contributors in this sector. Johnson Controls posted consecutive quarters of outstanding profits based on improved execution and cost controls, despite a challenging economic environment. Newell Rubbermaid showed good execution under new executive leadership.

    In the information technology sector, the Fund generated a positive absolute return, but poor stock selection hurt relative Fund performance. Both Fidelity National Information Services and FLIR Systems appreciated markedly over the year and were sold from the Fund due to valuations. These positive performers, however, were offset by holdings like Diebold which posted positive, but markedly lower returns than the sector and style-specific benchmark. Diebold under-performed after it reported decreasing revenue for three consecutive quarters, resulting in negative earnings projections. Notably, not owning Micron Technology was the largest relative detractor, as the company returned over 240% for the reporting period.

    Stock selection within the health care sector also dampened relative performance. HealthSouth performed well for the reporting period, posting returns of almost 60%; however, this was offset by poor relative performance from Brook-dale Senior Living, with the stock performing in the single digits. Brookdale had a volatile year in terms of returns and reported mixed financial results.

    In the energy sector, poor stock selection and an underweight position hurt relative Fund performance. Newfield Exploration and Noble were the largest detractors within this sector. Newfield Exploration posted negative returns for the reporting period, as the company struggled to meet production targets.

    In the consumer staples sector, stock selection detracted from Fund performance as well. Although ConAgra Foods was up markedly through the early part of the reporting period, the stock sold off later in the year after reporting two negative earnings surprises. The company also reported food volumes below plan due to category and customer challenges.

    As we are focused on bottom-up stock selection, the Fund’s allocation to cash was a result of our sensitivity to valuation and perceived remaining stock price upside. This discipline becomes more crucial in a rapidly rising market in an attempt to protect investor returns through an entire cycle. Harvesting well-performing holdings with limited upside potential created a higher cash position for the Fund during the reporting period and detracted from relative performance.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing its asset purchases and resulting rising rates that may occur. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    We are committed to working to achieve positive returns for the Fund’s shareholders through an entire market cycle. Thank you for your continued investment in Invesco V.I. American Value Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Copper Chartered Financial Analyst, portfolio manager, is co-lead manager of Invesco V.I.
American Value Fund. He joined Invesco in 2010. Mr. Copper earned a BA in economics and political science from Tulane University and an MBA from Baylor University.

John Mazanec Portfolio manager, is co-lead manager of Invesco V.I. American Value Fund. He joined Invesco in 2010.
Mr. Mazanec earned a BS from DePauw University and an MBA from Harvard University.

Sergio Marcheli Portfolio manager, is manager of Invesco V.I. American Value Fund. He joined Invesco in
2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

Invesco V.I. American Value Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (1/2/97)	10.79%
10 Years	10.28
5 Years	22.02
1 Year	34.27

Series II Shares
Inception (5/5/03)	12.42%
10 Years	10.15
5 Years	21.87
1 Year	33.93

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Universal Institutional Funds Mid Cap Value Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Mid Cap Value Fund (renamed Invesco V.I. American Value Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and

Invesco V.I. American Value Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.00% and 1.25%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. American Value Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. American Value Fund

Invesco V.I. American Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies,

difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. American Value Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks–94.82%
Aerospace & Defense–1.67%
Textron Inc.	216,351	$7,953,063

Alternative Carriers–2.57%
tw telecom inc.(b)	403,456	12,293,304

Apparel Retail–3.86%
Ascena Retail Group, Inc.(b)	435,493	9,215,032
Express, Inc.(b)	492,819	9,200,931
		18,415,963

Application Software–2.21%
Cadence Design Systems, Inc.(b)	751,567	10,536,969

Asset Management & Custody Banks–2.17%
Northern Trust Corp.	167,437	10,362,676

Auto Parts & Equipment–2.94%
Johnson Controls, Inc.	273,376	14,024,189

Automotive Retail–1.97%
Advance Auto Parts, Inc.	84,815	9,387,324

Building Products–0.57%
Allegion PLC(b)	62,110	2,744,656

Computer Hardware–1.50%
Diebold, Inc.	216,389	7,143,001

Construction & Engineering–2.12%
Foster Wheeler AG (Switzerland)(b)	306,832	10,131,593

Diversified Banks–2.68%
Comerica Inc.	269,168	12,796,247

Diversified Chemicals–0.51%
Eastman Chemical Co.	29,915	2,414,141

Electric Utilities–1.77%
Edison International	182,323	8,441,555

Electronic Manufacturing Services–1.56%
Flextronics International Ltd. (Singapore)(b)	961,799	7,473,178

Gas Utilities–1.34%
ONEOK, Inc.	102,740	6,388,373

General Merchandise Stores–1.85%
Family Dollar Stores, Inc.	136,169	8,846,900

Health Care Equipment–1.76%
CareFusion Corp.(b)	210,966	8,400,666

Health Care Facilities–5.84%
Brookdale Senior Living Inc.(b)	311,219	8,458,933
HealthSouth Corp.	353,300	11,771,956
Universal Health Services, Inc.–Class B	94,289	7,661,924
		27,892,813

	Shares	Value
Heavy Electrical Equipment–2.27%
Babcock & Wilcox Co. (The)	317,565	$10,857,547

Housewares & Specialties–2.79%
Newell Rubbermaid Inc.	410,971	13,319,570

Human Resource & Employment Services–2.22%
Robert Half International, Inc.	252,126	10,586,771

Industrial Machinery–5.28%
Ingersoll-Rand PLC(b)	187,428	11,545,565
Snap-on Inc.	124,658	13,652,544
		25,198,109

Insurance Brokers–4.71%
Marsh & McLennan Cos., Inc.	291,777	14,110,336
Willis Group Holdings PLC	186,869	8,373,600
		22,483,936

Investment Banking & Brokerage–2.22%
Stifel Financial Corp.(b)	221,273	10,603,402

IT Consulting & Other Services–1.61%
Teradata Corp.(b)	169,296	7,701,275

Life Sciences Tools & Services–1.51%
PerkinElmer, Inc.	174,664	7,201,397

Multi-Utilities–2.28%
CenterPoint Energy, Inc.	469,162	10,875,175

Oil & Gas Drilling–2.11%
Noble Corp. PLC	269,119	10,083,889

Oil & Gas Exploration & Production–1.87%
Newfield Exploration Co.(b)	363,000	8,940,690

Oil & Gas Storage & Transportation–2.82%
Williams Cos., Inc. (The)	349,716	13,488,546

Packaged Foods & Meats–3.45%
ConAgra Foods, Inc.	489,517	16,496,723

Paper Packaging–3.80%
Sealed Air Corp.	298,603	10,167,432
Sonoco Products Co.	191,235	7,978,324
		18,145,756

Personal Products–0.74%
Avon Products, Inc.	205,673	3,541,689

Property & Casualty Insurance–3.04%
ACE Ltd.	140,412	14,536,854

Real Estate Operating Companies–2.63%
Forest City Enterprises, Inc.–Class A(b)	658,904	12,585,066

Regional Banks–5.42%
BB&T Corp.	304,978	11,381,779

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

	Shares	Value
Regional Banks–(continued)
Texas Capital Bancshares, Inc.(b)	36,439	$2,266,506
Wintrust Financial Corp.	232,394	10,718,011
Zions Bancorp.	51,428	1,540,783
		25,907,079

Specialty Chemicals–2.27%
W.R. Grace & Co.(b)	109,550	10,831,208

Trucking–2.89%
Swift Transportation Co.(b)	208,106	4,622,034
Werner Enterprises, Inc.	370,804	9,169,983
		13,792,017
Total Common Stocks (Cost $331,364,870)		452,823,310

	Number of Contracts	Exercise Price	Expiration Date
Put Options Purchased–0.00%
Packaged Foods & Meats–0.00%
ConAgra Foods, Inc. (Cost $114,623)	1,135	$32	Jan-14	8,512

	Shares	Value
Money Market Funds–5.44%
Liquid Assets Portfolio–Institutional Class(c)	12,998,295	$12,998,295
Premier Portfolio–Institutional Class(c)	12,998,295	12,998,295
Total Money Market Funds (Cost $25,996,590)		25,996,590
TOTAL INVESTMENTS–100.26% (Cost $357,476,083)		478,828,412
OTHER ASSETS LESS LIABILITIES–(0.26)%		(1,250,188)
NET ASSETS–100.00%		$477,578,224

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $331,479,493)	$452,831,822
Investments in affiliated money market funds, at value and cost	25,996,590
Total investments, at value (Cost $357,476,083)	478,828,412
Receivable for:
Investments sold	434,526
Fund shares sold	771,623
Dividends	383,544
Investment for trustee deferred compensation and retirement plans	43,148
Total assets	480,461,253

Liabilities:
Payable for:
Investments purchased	1,962,647
Fund shares reacquired	329,272
Options written, at value (premiums received $25,124)	67,000
Accrued fees to affiliates	450,829
Accrued trustees’ and officers’ fees and benefits	1,129
Accrued other operating expenses	22,259
Trustee deferred compensation and retirement plans	49,893
Total liabilities	2,883,029
Net assets applicable to shares outstanding	$477,578,224

Net assets consist of:
Shares of beneficial interest	$322,483,879
Undistributed net investment income	899,612
Undistributed net realized gain	32,884,280
Net unrealized appreciation	121,310,453
$477,578,224

Net Assets:
Series I	$156,823,740
Series II	$320,754,484

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	7,886,165
Series II	16,261,201
Series I:
Net asset value per share	$19.89
Series II:
Net asset value per share	$19.73

Investment income:
Dividends	$5,709,325
Dividends from affiliated money market funds	21,073
Interest	80,959
Total investment income	5,811,357

Expenses:
Advisory fees	3,032,554
Administrative services fees	1,028,153
Custodian fees	15,139
Distribution fees — Series II	686,661
Transfer agent fees	25,737
Trustees’ and officers’ fees and benefits	42,015
Other	66,692
Total expenses	4,896,951
Less: Fees waived	(43,930)
Net expenses	4,853,021
Net investment income	958,336

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $54,395)	44,163,082
Option contracts written	86,659
44,249,741
Change in net unrealized appreciation (depreciation) of:
Investment securities	75,803,751
Option contracts written	(41,876)
75,761,875
Net realized and unrealized gain	120,011,616
Net increase in net assets resulting from operations	$120,969,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. American Value Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$958,336	$2,508,249
Net realized gain	44,249,741	24,089,689
Change in net unrealized appreciation	75,761,875	24,164,824
Net increase in net assets resulting from operations	120,969,952	50,762,762

Distributions to shareholders from net investment income:
Series I	(973,786)	(939,816)
Series ll	(1,555,508)	(1,300,592)
Total distributions from net investment income	(2,529,294)	(2,240,408)

Share transactions–net:
Series l	(16,003,140)	(18,810,976)
Series ll	23,196,508	29,381,427
Net increase in net assets resulting from share transactions	7,193,368	10,570,451
Net increase in net assets	125,634,026	59,092,805

Net assets:
Beginning of year	351,944,198	292,851,393
End of year (includes undistributed net investment income of $899,612 and $2,489,827, respectively)	$477,578,224	$351,944,198

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. American Value Fund (the “Fund”), formerly Invesco Van Kampen V.I. American Value Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. American Value Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. American Value Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.72%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $43,930.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $101,873 for accounting and fund administrative services and reimbursed $926,280 for services provided by insurance companies.

Invesco V.I. American Value Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $6,125 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$478,828,412	$—	$—	$478,828,412
Options*	(41,876)	—	—	(41,876)
Total Investments	$478,786,536	$—	$—	$478,786,536

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Option contracts(a)	$—	$(41,876)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Options written, at value.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Options*
Realized Gain
Equity risk	$86,659
Change in Unrealized Appreciation (Depreciation)
Equity risk	(41,876)
Total	$44,783

*	The average notional value of option contracts outstanding during the period was $899,208.

Invesco V.I. American Value Fund

Open Options Written
	Contract Month	Strike Price	Number of Contracts	Premiums Received	Value	Unrealized Appreciation (Depreciation)
Calls
ConAgra Foods, Inc.	March-2014	$35	1,675	$25,124	$67,000	$(41,876)

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	2,571	262,375
Closed	(896)	(237,251)
End of period	1,675	$25,124

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $185,200 and securities sales of $295,630, which resulted in net realized gains of $54,395.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$2,529,294	$2,240,408

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,080,156
Undistributed long-term gain	33,751,156
Net unrealized appreciation — investments	120,540,828
Net unrealized appreciation (depreciation) — other investments	(41,876)
Temporary book/tax differences	(235,919)
Shares of beneficial interest	322,483,879
Total net assets	$477,578,224

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. American Value Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $10,434,799 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $181,656,883 and $166,025,844, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$123,673,164
Aggregate unrealized (depreciation) of investment securities	(3,132,336)
Net unrealized appreciation of investment securities	$120,540,828

Cost of investments for tax purposes is $358,287,584.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions and fair funds settlements, on December 31, 2013, undistributed net investment income was decreased by $19,257, and undistributed net realized gain was increased by $19,257. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	895,207	$15,703,262	862,272	$12,101,117
Series II	4,725,902	82,234,030	4,694,680	66,155,232

Issued as reinvestment of dividends:
Series I	52,552	973,785	64,460	939,816
Series II	84,584	1,555,508	89,758	1,300,592

Reacquired:
Series I	(1,862,072)	(32,680,187)	(2,248,757)	(31,851,909)
Series II	(3,450,540)	(60,593,030)	(2,696,745)	(38,074,397)
Net increase in share activity	445,633	$7,193,368	765,668	$10,570,451

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. American Value Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$14.91	$0.07	$5.03	$5.10	$(0.12)	$19.89	34.27%	$156,824	0.99	%(d)	1.00	%(d)	0.39	%(d)	42%
Year ended 12/31/12	12.81	0.12	2.08	2.20	(0.10)	14.91	17.21	131,233	0.99		1.00		0.86		26
Year ended 12/31/11	12.79	0.10	0.01	0.11	(0.09)	12.81	1.00	129,658	0.96		0.97		0.80		30
Year ended 12/31/10	10.56	0.08	2.25	2.33	(0.10)	12.79	22.24	162,472	1.02		1.03		0.72		40
Year ended 12/31/09	7.69	0.10	2.88	2.98	(0.11)	10.56	39.21	158,853	1.02		1.02		1.12		64
Series II
Year ended 12/31/13	14.81	0.03	4.99	5.02	(0.10)	19.73	33.93	320,754	1.24	(d)	1.25	(d)	0.14	(d)	42
Year ended 12/31/12	12.74	0.10	2.06	2.16	(0.09)	14.81	16.98	220,711	1.17		1.25		0.68		26
Year ended 12/31/11	12.72	0.09	0.01	0.10	(0.08)	12.74	0.91	163,194	1.06		1.22		0.70		30
Year ended 12/31/10	10.50	0.07	2.25	2.32	(0.10)	12.72	22.18	151,985	1.12		1.32		0.62		40
Year ended 12/31/09	7.64	0.09	2.87	2.96	(0.10)	10.50	39.16	121,046	1.12		1.37		1.01		64

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $146,524 and $274,665 for Series I and Series II shares, respectively.

Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. American Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. American Value Fund (formerly known as Invesco Van Kampen V.I. American Value Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. American Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,157.80	$5.38	$1,020.21	$5.04	0.99%
Series II	1,000.00	1,156.60	6.74	1,018.95	6.31	1.24

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. American Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. American Value Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. American Value Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. American Value Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Balanced-Risk Allocation Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIBRA-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Balanced-Risk Allocation Fund underperformed the Custom V.I. Balanced-Risk Allocation Index, the Fund’s custom style-specific benchmark. As a result of the Fund’s asset class diversification, periods in which equity markets enjoy strong performance are periods in which the Fund’s performance may lag the benchmark. Despite rising yields and sagging commodity prices, both of which created headwinds, the Fund, excluding variable product issuer charges, posted positive absolute returns with its strategic equity and active positioning driving results for the year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	1.70%
Series II Shares	1.42
MSCI World Index‚ (Broad Market Index)	26.68
Custom VI Balanced-Risk Allocation Index¡ (Style-Specific Index)	14.47

Source(s):	‚Invesco, MSCI via FactSet Research Systems Inc.;

¡Invesco, IDC via FactSet Research Systems Inc.

How we invest

The Fund’s investment process, under normal conditions, is implemented with derivatives and other financially linked instruments that create economic leverage and whose performance is expected to correspond to US and international equity, fixed income and commodity markets. The Fund invests in derivatives and other financially linked instruments such as total return swaps, futures and exchange-traded funds. Using derivatives allows us to gain more exposure to the asset classes than investing in more traditional assets such as stocks and bonds would allow. The Fund seeks to gain expo-

Target Risk Allocation and Notional
Asset Weights†
By asset class

Asset Class	Risk Allocation*	% of Total Net Assets as of 12/31/13**
Equities	49.97%	39.73%
Fixed Income	26.83	83.40
Commodities	23.20	23.64

 *Based on the expected market exposure.

**Due to the use of leverage, the percentages may not equal 100%.

 †Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.

Total Net Assets	$1.4 billion

The Fund uses commodity-linked derivative investments and enhanced investment techniques such as leverage.

sure to the commodity markets primarily through investments in Invesco Cayman Commodity Fund IV Ltd. (the Subsidiary), a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands.

    Our philosophy is based on the idea that understanding, managing and allocating risk is fundamental to a properly constructed portfolio. The Fund uses a risk premium capture strategy that seeks to generate returns by investing in equity, fixed income and commodity markets using a risk-balanced investment process. Our primary goal is to build a portfolio that may perform well in diverse economic environments – recessionary, non-inflationary growth and inflationary growth – while balancing the amount of risk contributed by its exposure to equity, fixed income and commodity markets. We use a disciplined, three-step investment process that seeks to build a portfolio that attempts to limit the impact that poor performance from any single asset has on overall Fund performance.

    We begin the process by selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets.

    We consider three criteria when selecting assets:

■	Low correlation among the assets – We estimate long-term correlation among assets.
■	Theoretical basis for excess return – We analyze each asset’s expected excess return over cash (its risk premium).

■	Liquidity, transparency and flexibility – The strategy is implemented using exchange-traded futures and other derivative or financially linked instruments. This ensures ample capacity and allows for daily liquidity while providing pure asset-class exposure.

    Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from the equity, fixed income and commodity allocations. This balanced-risk allocation drives the weight of each asset class. We believe this approach may help mitigate large losses in capital and improve the portfolio’s risk-reward profile, which is commonly referred to as the Sharpe ratio. We re-estimate the risk contributed by each asset and re-optimize the portfolio periodically, or when new assets are added to the portfolio. Typically, the majority of the leverage in the Fund stems from the fixed income exposure, since it is the asset class that requires upsizing due to its generally lower risk profile.

    Finally, we periodically adjust portfolio positions to reflect the near-term environment while remaining consistent with the optimized portfolio structure. The positions are weighted to reflect the volatility of each asset (e.g., bonds tend to have larger active positions than equities). This step is crucial because various asset classes respond differently to different economic environments. Active positioning better aligns the portfolio with the prevailing economic climate.

    While the Fund’s investment process is principally implemented with derivatives and other financially linked instruments, the Fund generally maintains 50% to 100% of its total assets (including assets held by the Subsidiary) in cash and cash equivalent instruments, including affiliated money market funds, as margin or collateral for the Fund’s obligations under these derivative transactions. The larger the value of the Fund’s derivative positions, as opposed to positions held in non-derivative instruments, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

Market conditions and your Fund

The fiscal year ended December 31, 2013, experienced volatility from geopolitical issues but, overall, was dominated by strong equity markets. Tactical shifts throughout the reporting period helped us navigate through difficult environments and benefited Fund returns.

Invesco V.I. Balanced-Risk Allocation Fund

    Equities were the primary driver of results for the first quarter, but gains weren’t uniform across all markets. Japan was a top performer due to investor enthusiasm surrounding the actions of the Bank of Japan. Bonds also posted gains in the first quarter, with German government-issued bonds leading the way as European investors sought perceived safe haven assets after the Italian elections and during the Cyprus banking crisis. Commodities performed strongly at the start of the year, but sold off late in the quarter as weakness in the Chinese and European economies, a rising dollar and increased supplies of agricultural commodities and industrial metals depressed prices. Tactical positioning for the quarter aided results as overweight exposure to equities and bonds helped offset a slight drag from overweight commodity exposure.

    The second quarter was unusual, with a broad cross-section of markets declining, limiting the benefits of the Fund’s focus on economic diversification. Environments like this are rare but not unprecedented and have typically been short-lived. Equities continued to provide narrow leadership across the major asset classes with European and US markets finishing positively, but not keeping pace with the Japanese market. Only the Hong Kong and UK markets finished down for the quarter. Most commodity prices fell, with precious metals suffering the steepest declines. Government bonds sold off across the globe as investors perceived that the US Federal Reserve (the Fed) had signaled its intention to accelerate the reduction and cessation of its bond purchasing programs. Results from tactical shifts were flat for the second quarter.

    In the third quarter, equities led results as all six markets in which the Fund invests were positive, with Europe, US small caps and Hong Kong posting double-digit gains. Tactical positioning benefited results as we were overweight all six markets for the entire quarter. Strategic commodities also aided results as all four commodity complexes posted gains. Tactical positioning in commodities detracted from results in the quarter as negative results from positioning in agriculture and industrial metals slightly outweighed positive results from positioning in precious metals and energy. Bonds rose marginally as gains in Japanese and German government bonds were diluted by negative results from the UK, US, Australia and Canada. Tactical positioning in bonds produced flat results as positive returns from general underweight exposure to the UK were negated by losses from general overweight exposure to Germany and the US.

    Fourth quarter results were led by US large cap equities which posted double-digit returns, but price advances in Japanese, US small cap and European equities were impressive as well. Tactical positioning in equities helped performance as we remained overweight in all of the markets in the Fund. With the exception of Japan, government bond yields in developed markets drifted higher due to fears the Fed would begin tapering its asset purchases, improving economic data and deteriorating investor sentiment for perceived safe haven assets. As a result, the strategic and tactical performance from government bonds detracted from returns. From an asset class perspective, strategic and tactical commodities detracted from results while performance was mixed at the complex level.

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued commitment to Invesco V.I. Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Mark Ahnrud Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk
Allocation Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Balanced-Risk

Allocation Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by the Invesco Global Asset Allocation Team

Invesco V.I. Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 1/23/09; index data from 1/31/09

1	Source(s): Invesco, MSCI via FactSet Research Systems Inc.
2	Source(s): Invesco, IDC via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (1/23/09)	12.11%
1 Year	1.70

Series II Shares
Inception (1/23/09)	11.81%
1 Year	1.42

The returns shown above include the returns of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the first predecessor fund) for the period June 1, 2010, to May 2, 2011, the date the first predecessor fund was reorganized into the Fund, and the returns of Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio (the second predecessor fund) for the period prior to June 1, 2010, the date the second predecessor fund was reorganized into the first predecessor fund. The second predecessor fund was advised by Van Kampen Asset Management. Returns shown above for Series I and Series II shares are blended returns of the predecessor funds and Invesco V.I. Balanced-Risk Allocation Fund. Share class returns will differ from the predecessor funds because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.80% and 1.05%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.17% and 1.42%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Balanced-Risk Allocation Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.02% for Invesco V.I. Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Commodity-linked notes risk. The Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

    Commodity risk. The Fund’s significant investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because the Fund’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

    Correlation risk. Changes in the value of two investments or asset classes may not track or offset each other in the manner anticipated by the portfolio managers. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, to balance risk across different countries and commodities, to the extent either the three asset classes or the selected countries and commodities are correlated in a way not anticipated by the portfolio managers, the Fund’s risk allocation process may not succeed in achieving its investment objective.

    Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Currency/exchange rate risk. The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks and bonds.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Exchange-traded funds risk. An investment by the Fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund. In addition, an exchange-traded fund may be subject to the following: (1) a discount of the exchange-traded fund’s shares to its net asset value; (2) failure to develop an active trading market for the exchange-traded fund’s shares; (3) the listing exchange halting trading of the exchange-traded fund’s shares; (4) failure of the exchange-traded fund’s shares to track the referenced asset; and (5) holding troubled securities in the referenced index or basket of investments. Exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain of the exchange-traded funds in which the Fund may invest are leveraged. The more the Fund invests in such leveraged exchange-traded funds, the more this leverage will magnify any losses on those investments.

    Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, including the credit risk of the issuer, and the value of the exchange-traded note may drop due to a downgrade in the

Invesco V.I. Balanced-Risk Allocation Fund

issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying market or strategy. Exchange-traded notes are also subject to counterparty risk.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration. The risk may be magnified due to the Fund’s use of derivatives that provided leveraged exposure to government bonds.

    Leverage risk. Leverage exists when the Fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the asset or transaction and the Fund could lose more than it invested. Leverage created from borrowing or certain types of transactions or instruments may impair the Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. There is no assurance that the Fund’s use of the leveraged instruments will enable the Fund to achieve its investment objective. The Fund’s significant use of derivatives and leverage could, under certain market conditions, cause the Fund’s losses to be more significant than other mutual funds and, in extreme market conditions, could cause a complete loss of your investment.

    Liquidity risk. The Fund may hold illiquid securities that may be unable to sell at the preferred time or price and could lose its entire investment in such securities. The Fund’s significant use of derivative instruments may cause liquidity risk to be greater than other mutual funds that invest in more traditional assets such as stocks and bonds, which trade on markets with more market participants.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of the Fund’s net asset value, which increases the potential of greater losses that may cause the Fund to liquidate positions when it may not be advantageous to do so.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a small number of issuers or a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

    Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in its prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in its prospectus and could negatively affect the Fund and its shareholders.

    Tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. The Internal Revenue Service has issued a number of private letter rulings to other mutual funds, including to another Invesco fund (upon which only the fund that received the private letter ruling can rely), which indicate that income from a fund’s investment in certain commodity-linked notes and a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. However, the Internal Revenue Service has suspended issuance of any further private letter rulings pending a review of its position. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could limit the Fund’s ability to pursue its investment strategy and the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or Fund liquidation. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the Internal Revenue Service.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Volatility risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for nonresident investors.

    The Custom V.I. Balanced-Risk Allocation Index, created by Invesco to serve as a benchmark for Invesco V.I. Balanced-Risk Allocation Fund, comprises the following indexes: MSCI World (60%) and Barclays U.S. Aggregate (40%).

    The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Fund is not managed to track the performance of any particular index,

Invesco V.I. Balanced-Risk Allocation Fund

including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

December 31, 2013

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills–9.82%(a)
U.S. Treasury Bills(b)	0.13%	01/09/14	$10,800,000	$10,799,979
U.S. Treasury Bills	0.13%	01/09/14	3,300,000	3,299,993
U.S. Treasury Bills(b)	0.14%	01/09/14	5,500,000	5,499,989
U.S. Treasury Bills	0.14%	01/09/14	1,700,000	1,699,997
U.S. Treasury Bills(b)(c)	0.06%	01/23/14	15,000,000	14,999,868
U.S. Treasury Bills	0.06%	01/23/14	5,000,000	4,999,956
U.S. Treasury Bills(b)(c)	0.06%	02/06/14	16,536,000	16,535,758
U.S. Treasury Bills	0.06%	02/06/14	11,289,000	11,288,835
U.S. Treasury Bills(b)	0.05%	02/27/14	9,684,000	9,683,698
U.S. Treasury Bills	0.05%	02/27/14	6,611,000	6,610,794
U.S. Treasury Bills(b)	0.05%	03/06/14	18,810,000	18,808,352
U.S. Treasury Bills	0.05%	03/06/14	810,000	809,929
U.S. Treasury Bills(b)	0.07%	06/12/14	2,410,000	2,409,514
U.S. Treasury Bills	0.07%	06/12/14	1,650,000	1,649,667
U.S. Treasury Bills(b)	0.08%	06/12/14	2,570,000	2,569,482
U.S. Treasury Bills	0.08%	06/12/14	1,750,000	1,749,647
U.S. Treasury Bills(b)	0.09%	06/19/14	21,090,000	21,082,611
U.S. Treasury Bills	0.09%	06/19/14	890,000	889,688
Total U.S. Treasury Bills (Cost $135,382,501)				135,387,757

		Expiration Date
Commodity-Linked Securities–2.15%
Canadian Imperial Bank of Commerce, Commodity Linked EMTN, U.S. Federal Funds Effective Rate minus 0.04% (linked to the Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index, multiplied by two)(b)(d)		12/11/14	10,272,220	10,356,824
Cargill, Inc., Commodity Linked Notes, one month LIBOR rate minus 0.1% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by two)(b)(d)		05/12/14	8,048,680	9,251,089
Cargill, Inc., Commodity Linked Notes, one month LIBOR rate minus 0.1% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by two)(b)(d)		12/19/14	10,000,000	10,030,301
Total Commodity-Linked Securities (Cost $28,320,900)				29,638,214

			Shares
Money Market Funds–80.76%
Government & Agency Portfolio–Institutional Class(e)			148,234,656	148,234,656
Invesco V.I. Money Market Fund–Series I(e)			20,440,309	20,440,309
Liquid Assets Portfolio–Institutional Class(e)			222,351,984	222,351,984
Premier Portfolio–Institutional Class(e)			166,763,988	166,763,988
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio–Institutional Class (Ireland)(b)(e)			166,186,686	166,186,686
STIC Prime Portfolio–Institutional Class(e)			185,293,320	185,293,320
Treasury Portfolio–Institutional Class(e)			203,822,652	203,822,652
Total Money Market Funds (Cost $1,113,093,595)				1,113,093,595
TOTAL INVESTMENTS–92.73% (Cost $1,276,796,996)				1,278,119,566
OTHER ASSETS LESS LIABILITIES–7.27%				100,185,633
NET ASSETS–100.00%				$1,378,305,199

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Open Futures Contracts and Swap Agreements at Period-End(f)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude(b)	Long		238	February-2014	$26,370,400	$(98,865)
Gas Oil(b)	Long		177	January-2014	16,713,225	7,020
Gasoline Reformulated Blendstock Oxygenate Blending(b)	Long		168	February-2014	19,657,310	560,580
Heating Oil(b)	Long		45	February-2014	5,793,228	101,897
Silver(b)	Long		353	March-2014	34,188,050	(978,151)
WTI Crude(b)	Long		167	June-2014	16,245,760	561,139
Subtotal–Commodity Risk						$153,620
Australia 10 Year Bonds	Long		2,175	March-2014	$222,607,846	$1,881,723
Canada 10 Year Bonds	Long		1,702	March-2014	203,079,910	(2,152,170)
Euro Bonds	Long		1,151	March-2014	220,382,069	(3,583,502)
Japan 10 Year Bonds	Long		114	March-2014	155,175,990	(729,325)
Long Gilt	Long		1,193	March-2014	210,520,788	(4,351,797)
U.S. Treasury 20 Year Bonds	Long		798	March-2014	102,393,375	(1,525,413)
Subtotal–Interest Rate Risk						$(10,460,484)
Dow Jones EURO STOXX 50 Index	Long		2,335	March-2014	$99,844,282	$5,607,735
E-Mini S&P 500 Index	Long		1,085	March-2014	99,879,675	3,068,835
FTSE 100 Index	Long		973	March-2014	107,916,014	4,412,498
Hang Seng Index	Long		491	January-2014	73,872,888	1,416,793
Russell 2000 Index Mini	Long		727	March-2014	84,433,780	4,056,037
Tokyo Stock Price Index	Long		820	March-2014	101,438,883	3,705,664
Subtotal–Market Risk						$22,267,562
Total Futures Contracts						$11,960,698

Swap Agreements		Counterparty		Termination Date
Receive a return equal to the Dow Jones-UBS Gold Index and pay the product of (i) 0.15% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Bank of America Securities LLC	156,500	December-2014	$24,724,386	$0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Bank of America Securities LLC	22,000	May-2014	15,315,491	0
Receive a return equal to the Barclays Commodity Strategy 1452 Index and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Barclays Capital Inc.	49,100	May-2014	28,420,469	302,800
Receive a return equal to the Barclays Commodity Strategy 1635 Excess Return Index and pay the product of (i) 0.53% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Barclays Capital Inc.	31,400	October-2014	20,442,031	(299,195)
Receive a return equal to the Single Commodity Gold Excess Return Index and pay the product of (i) 0.12% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Cargill, Inc.	16,300	May-2014	14,645,903	0
Receive a return equal to the CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	CIBC World Markets Corp.	312,000	April-2014	28,200,962	572,333

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Goldman Sachs Alpha Basket B472 Excess Return Strategy and pay the product of (i) 0.60% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Goldman Sachs & Co.	24,000	November-2014	$13,669,130	$(273,811)
Receive a return equal to the J.P. Morgan Bespoke Commodity 165 Index and pay the product of (i) 0.49% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	JPMorgan Securities Inc.	13,400	October-2014	9,287,219	(121,596)
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	JPMorgan Securities Inc.	184,500	April-2014	18,594,260	82,325
Receive a return equal to the S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Amount multiplied by (ii) days in the period divided by 365.(b)	Long	Morgan Stanley Capital Services LLC	3,000	October-2014	332,499	5,109
Total Swap Agreements–Commodity Risk						$267,965

Investments Abbreviations:

EMTN – European Medium Term Notes

LIBOR – London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 1 Agriculture

—     Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index is a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

Monthly Rebalance Commodity Excess Return Index

—     Monthly Rebalance Commodity Excess Return Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybeans, Soybean Meal and Live Cattle.

Dow Jones-UBS Gold Index	— Dow Jones UBS Gold Index is commodity index composed of future contracts on gold.

MLCX Dynamic Enhanced Copper Excess Return Index	— Merrill Lynch Commodity Extra Dynamic Enhanced Copper Excess Return Index is a commodity index composed of future contracts on copper.

Barclays Commodity Strategy 1452 Index	— Barclays Commodity Strategy 1452 Index is a commodity index that provides exposure to future contracts on copper.

Barclays Commodity Strategy 1635 Excess Return Index

—     Barclays Commodity Strategy 1635 Excess Return Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybean, Soymeal and Live Cattle.

Single Commodity Gold Excess Return Index	— Single Commodity Gold Excess Return Index is commodity index composed of future contracts on gold.

CIBC Dynamic Roll LME Copper Excess Return Index	— CIBC Dynamic Roll LME Copper Index is a commodity index composed of future contracts on copper.

Goldman Sachs Alpha Basket B472 Excess Return Strategy

—     Goldman Sachs Alpha Basket B472 Excess Return Strategy is a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybean, Soybean Meal and Live Cattle.

JP Morgan Bespoke Commodity 165 Index

—     JP Morgan Bespoke Commodity 165 Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Soybean, Soybean Meal, Seasonal Sugar and Live Cattle.

S&P GSCI Gold Index Excess Return	— S&P GSCI Gold Index Excess Return is commodity index composed of future contracts on gold.

S&P GSCI Aluminum Dynamic Roll Index	— S&P GSCI Aluminum Dynamic Roll Index is commodity index composed of future contracts on aluminum.

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	The investment is owned by the subsidiary. See Note 5.
(c)	All or a portion of the value was designated as collateral for swap agreements. See Note 1M and Note 4.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $29,638,214, which represented 2.15% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	Futures collateralized by $82,681,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2013

Consolidated Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $163,703,401)	$165,025,971
Investments in affiliated money market funds, at value and cost	1,113,093,595
Total investments, at value (Cost $1,276,796,996)	1,278,119,566
Foreign currencies, at value (Cost $112,463)	92,867
Receivable for:
Deposits with brokers for open futures contracts	82,681,000
Variation margin	182,479
Fund shares sold	19,549,258
Dividends and interest	42,345
Fund expenses absorbed	857,198
Investment for trustee deferred compensation and retirement plans	81,789
Unrealized appreciation on swap agreements	581,047
Total assets	1,382,187,549

Liabilities:
Payable for:
Fund shares reacquired	1,028,534
Swap agreements	980,455
Accrued fees to affiliates	1,411,889
Accrued trustees’ and officers’ fees and benefits	1,344
Accrued other operating expenses	50,409
Trustee deferred compensation and retirement plans	96,637
Unrealized depreciation on swap agreements	313,082
Total liabilities	3,882,350
Net assets applicable to shares outstanding	$1,378,305,199

Net assets consist of:
Shares of beneficial interest	$1,293,735,060
Undistributed net investment income (loss)	(121,668)
Undistributed net realized gain	71,160,217
Net unrealized appreciation	13,531,590
$1,378,305,199

Net Assets:
Series I	$8,820,517
Series II	$1,369,484,682

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	716,929
Series II	112,184,074
Series I:
Net asset value per share	$12.30
Series II:
Net asset value per share	$12.21

Investment income:
Dividends from affiliated money market funds	$605,897
Interest	110,684
716,581

Expenses:
Advisory fees	13,370,383
Administrative services fees	2,690,580
Custodian fees	21,872
Distribution fees — Series II	3,670,516
Transfer agent fees	13,944
Trustees’ and officers’ fees and benefits	91,676
Other	201,205
Total expenses	20,060,176
Less: Fees waived	(6,042,687)
Net expenses	14,017,489
Net investment income (loss)	(13,300,908)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,961,383)
Foreign currencies	(6,715,854)
Futures contracts	62,738,293
Swap agreements	(32,167,007)
21,894,049
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,596,264
Foreign currencies	(12,606)
Futures contracts	4,689,801
Swap agreements	2,816,077
11,089,536
Net realized and unrealized gain	32,983,585
Net increase in net assets resulting from operations	$19,682,677

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(13,300,908)	$(6,558,065)
Net realized gain	21,894,049	79,594,274
Change in net unrealized appreciation (depreciation)	11,089,536	(1,536,928)
Net increase in net assets resulting from operations	19,682,677	71,499,281

Distributions to shareholders from net investment income:
Series I	(155,774)	(77,493)
Series ll	(23,299,211)	(9,112,949)
Total distributions from net investment income	(23,454,985)	(9,190,442)

Distributions to shareholders from net realized gains:
Series l	(273,003)	(34,204)
Series ll	(44,221,706)	(4,174,439)
Total distributions from net realized gains	(44,494,709)	(4,208,643)

Share transactions–net:
Series l	(1,259,550)	5,276,102
Series ll	73,671,743	1,028,414,257
Net increase in net assets resulting from share transactions	72,412,193	1,033,690,359
Net increase in net assets	24,145,176	1,091,790,555

Net assets:
Beginning of year	1,354,160,023	262,369,468
End of year (includes undistributed net investment income (loss) of $(121,668) and $25,953,683, respectively)	$1,378,305,199	$1,354,160,023

Notes to Consolidated Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed

Invesco V.I. Balanced-Risk Allocation Fund

options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Invesco V.I. Balanced-Risk Allocation Fund

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
K.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the

Invesco V.I. Balanced-Risk Allocation Fund

proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Effective July 1, 2013, the Adviser has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses to 0.72% and 0.97% of average net assets for Series I and Series II shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The total annual fund operating expenses used in determining whether the Fund meets or exceeds the expense limitations described above do not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $6,042,687.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $344,950 for accounting and fund administrative services and reimbursed $2,345,630 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$1,113,093,595	$—	$—	$1,113,093,595
U.S. Treasury Bills	—	135,387,757	—	135,387,757
Commodity-Linked Securities	—	29,638,214	—	29,638,214
	$1,113,093,595	$165,025,971	$—	$1,278,119,566
Futures Contracts*	$11,960,698	$—	$—	$11,960,698
Swap Agreements*	—	267,965	—	267,965
Total Investments	$1,125,054,293	$165,293,936	$—	$1,290,348,229

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk
Futures contracts(a)	$1,230,636	$(1,077,016)
Swap agreements(b)	581,047	(313,082)
Interest rate risk
Futures contracts(a)	1,881,723	(12,342,207)
Market risk
Futures contracts(a)	22,267,562	—
Total	$25,960,968	$(13,732,305)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements and Unrealized depreciation on swap agreements.

Invesco V.I. Balanced-Risk Allocation Fund

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts*	Swap Agreements*
Realized Gain (Loss)
Commodity risk	$(26,322,581)	$(32,153,428)
Interest rate risk	(42,899,445)	(13,579)
Market risk	131,960,319	—
Change in Unrealized Appreciation (Depreciation)
Commodity risk	$4,248,892	$2,816,077
Interest rate risk	(11,269,310)	—
Market risk	11,710,219	—
Total	$67,428,094	$(29,350,930)

*	The average notional value of futures contracts and swap agreements outstanding during the period was $1,943,412,202 and $207,211,394, respectively.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
Counterparty	Gross amounts presented in Consolidated Statement of Assets & Liabilities(a)	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of assets presented in Consolidated Statement of Assets and Liabilities	Collateral Received
				Financial Instruments	Cash	Net Amount(b)
Fund
Goldman Sachs & Co.(c)	$24,149,285	$(12,342,207)	$11,807,078	$—	$—	$11,807,078

Subsidiary
Bank of America Securities LLC(d)	$0	$—	$0	$—	$—	$0
Barclays Capital Inc.(d)	302,800	(299,195)	3,605	—	—	3,605
CIBC World Markets Corp.(d)	572,333	—	572,333	—	—	572,333
Goldman Sachs & Co.(c)	1,230,636	(1,077,016)	153,620	—	—	153,620
JPMorgan Securities Inc.(d)	82,325	(82,325)	—	—	—	—
Morgan Stanley Capital Services LLC(d)	5,109	—	5,109	—	—	5,109
Subtotal–Subsidiary	$2,193,203	$(1,458,536)	$734,667	$—	$—	$734,667
Total	$26,342,488	$(13,800,743)	$12,541,745	$—	$—	$12,541,745

Invesco V.I. Balanced-Risk Allocation Fund

Liabilities:
Counterparty	Gross amounts presented in Consolidated Statement of Assets & Liabilities(a)	Gross amounts offset in Consolidated Statement of Assets & Liabilities	Net amounts of liabilities presented in Consolidated Statement of Assets and Liabilities	Collateral Pledged
				Financial Instruments	Cash	Net Amount(b)
Fund
Goldman Sachs & Co.(c)	$12,342,207	$(12,342,207)	$—	$—	$—	$—

Subsidiary
Barclays Capital Inc.(d)	$299,195	$(299,195)	$—	$—	$—	$—
Cargill, Inc.(d)	0	—	—	—	—	—
Goldman Sachs & Co.(c)	1,077,016	(1,077,016)	—	—	—	—
Goldman Sachs & Co.(d)	273,811	—	273,811	(273,811)	—	—
JPMorgan Securities Inc.(d)	121,596	(82,325)	39,271	(39,271)	—	—
Subtotal–Subsidiary	$1,771,618	$(1,458,536)	$313,082	$(313,082)	$—	$—
Total	$14,113,825	$(13,800,743)	$313,082	$(313,082)	$—	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts.
(b)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the counterparties.
(c)	Futures contracts counterparty.
(d)	Swap agreements counterparty.

NOTE 5—Subsidiary Information

The Fund’s Consolidated Schedule of Investments includes the holdings, including any investments in derivatives, of both the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the account balances of both the Fund and the Subsidiary, and all interfund transactions have been eliminated.

The table below summarizes the financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Selected Financial Information	Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”)
Total assets	$323,983,030
Total liabilities	(1,950,009)
Net assets	322,033,021
Total investment income	191,407
Net investment income (loss)	(3,058,821)
Net realized gain (loss) from:
Investment securities	(1,964,592)
Futures contracts	(26,324,911)
Swap agreements	(32,153,428)
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,596,837
Futures contracts	4,248,891
Swap agreements	2,816,077
Net increase (decrease) in net assets resulting from operations	$(52,839,947)

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$54,852,811	$9,385,414
Long-term capital gain	13,096,883	4,013,671
Total distributions	$67,949,694	$13,399,085

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$43,645,728
Undistributed long-term gain	35,590,185
Net unrealized appreciation — investments	1,322,570
Net unrealized appreciation — other investments	4,103,043
Temporary book/tax differences	(91,387)
Shares of beneficial interest	1,293,735,060
Total net assets	$1,378,305,199

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swap agreements and futures contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $28,320,900 and $18,958,221, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,322,719
Aggregate unrealized (depreciation) of investment securities	(149)
Net unrealized appreciation of investment securities	$1,322,570

Cost of investments is the same for financial reporting and tax purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign futures, swap income and net operating losses, on December 31, 2013, undistributed net investment income (loss) was increased by $10,680,542, undistributed net realized gain was increased by $47,046,699 and shares of beneficial interest was decreased by $57,727,241. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Balanced-Risk Allocation Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	207,164	$2,643,732	580,788	$7,112,873
Series II	38,806,552	487,478,913	89,709,269	1,093,292,927

Issued as reinvestment of dividends:
Series I	34,804	427,741	8,809	111,428
Series II	5,534,502	67,520,918	1,056,225	13,287,315

Reacquired:
Series I	(343,623)	(4,331,023)	(158,889)	(1,948,199)
Series II	(39,055,450)	(481,328,088)	(6,320,776)	(78,165,985)
Net increase in share activity	5,183,949	$72,412,193	84,875,426	$1,033,690,359

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 91% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Consolidated Financial Highlights

The following schedule presents consolidated financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$12.65	$(0.08)	$0.30	$0.22	$(0.21)	$(0.36)	$(0.57)	$12.30	1.70%		$8,821	0.70	%(d)	1.11	%(d)	(0.65	)%(d)	76%
Year ended 12/31/12	11.53	(0.07)	1.34	1.27	(0.11)	(0.04)	(0.15)	12.65	10.98		10,354	0.70		1.15		(0.59)		188
Year ended 12/31/11(e)	13.09	(0.04)	1.28	1.24	(0.10)	(2.70)	(2.80)	11.53	11.00		4,472	0.71		1.22		(0.32)		142
Year ended 12/31/10(f)	12.00	0.10	1.15	1.25	(0.02)	(0.14)	(0.16)	13.09	10.57		17	0.89		1.29		0.88	(g)	444
Eleven months ended 12/31/09(h)	10.00	0.04	2.67	2.71	(0.25)	(0.46)	(0.71)	12.00	28.21		120	0.90	(i)(j)	1.46	(i)(j)	0.41	(g)(i)(j)	87
Series II
Year ended 12/31/13	12.57	(0.11)	0.30	0.19	(0.19)	(0.36)	(0.55)	12.21	1.50		1,369,485	0.95	(d)	1.36	(d)	(0.90	)(d)	76
Year ended 12/31/12	11.49	(0.10)	1.32	1.22	(0.10)	(0.04)	(0.14)	12.57	10.64		1,343,806	0.95		1.40		(0.84)		188
Year ended 12/31/11(e)	13.05	(0.07)	1.27	1.20	(0.06)	(2.70)	(2.76)	11.49	10.61		257,898	0.96		1.47		(0.57)		142
Year ended 12/31/10(f)	12.10	0.07	1.04	1.11	(0.02)	(0.14)	(0.16)	13.05	9.32		75	1.14		1.54		0.59	(g)	444
Eleven months ended 12/31/09(h)	10.00	0.05	2.74	2.79	(0.23)	(0.46)	(0.69)	12.10	27.86	(k)	110	1.15	(i)(j)	1.71	(i)(j)	0.44	(g)(i)(j)	87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,837 and $1,468,207 for Series I and Series II shares, respectively.
(e)	Prior to May 2, 2011, the Fund operated as Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the “Predecessor Fund”). On such date, holders of the Predecessor Fund’s Series I and Series II shares received Series I and Series II shares, respectively, of the Fund.
(f)	On June 1, 2010, the Class I and Class II shares of the Invesco Van Kampen Life Investment Trust Global Tactical Asset Allocation Portfolio were reorganized into Series I and Series II shares, respectively, of the Predecessor Fund.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expenses absorbed for the year ended December 31, 2010 and the eleven months ended December 31, 2009 was 0.48% and (0.15)% for Series I shares and 0.19% and (0.12)% for Series II shares, respectively.
(h)	Commencement date of January 23, 2009.
(i)	Does not include expenses of the underlying funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the underlying funds was 0.08% at December 31, 2009.
(j)	Annualized.
(k)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statement of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Balanced-Risk Allocation Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,055.30	$3.52	$1,021.78	$3.47	0.68%
Series II	1,000.00	1,053.60	4.81	1,020.52	4.74	0.93

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,096,883
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.06%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Balanced-Risk Allocation Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Comstock Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on
Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VICOM-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Comstock Fund outperformed its style-specific benchmark, the Russell 1000 Value Index. Stock selection was the main driver of performance for the reporting period, as portfolio construction is based solely on bottom-up stock selection.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	35.97%
Series II Shares	35.65
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 1000 Value Index¡ (Style-Specific Index)	32.53
Lipper VUF Large-Cap Value Funds Index¿ (Peer Group Index)	33.68

Source(s):	‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our strategy aims to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe the market will recognize the value in these companies, and we may sell them as the stock prices begin to reflect their intrinsic value. We feel that stock selection, as opposed to making sector bets, may provide a more consistent opportunity for success. In addition, we seek to take advantage of pricing anomalies by purchasing undervalued stocks before a recognizable catalyst arises.

    The Fund’s investable universe includes, but is not limited to, all large-cap US dollar-denominated equities and American Depository Receipts. To distill these investments, we first filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending on the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.

    We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	It is statistically cheap on the basis of its primary valuation criteria, which depend on the cyclical or growth nature of its business.
■	Rigorous fundamental analysis shows that the company is undervalued and possesses potential financial strength and improved quality of management for potential future growth.

    Portfolio construction is bottom-up and stock-specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the style-specific index, they do not play a major role in the construction of the Fund.

    We seek to manage risk with portfolio construction through diversification across most major sectors and the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk-reward basis.

    Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, we typically sell a security if it meets one or more of the following criteria:

■	We believe the target price has been realized, and we no longer consider the company undervalued.
■	We determine that a better value opportunity can be found elsewhere.
■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August. The fourth quarter began amid uncertainty created by a two-week federal government shutdown. In December, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all sectors of the Russell 1000 Value Index provided double-digit returns.

    On the positive side of sector performance, strong stock selection within the financials sector, and having no

Portfolio Composition
By sector
Financials	24.6%
Consumer Discretionary	15.6
Energy	14.9
Health Care	14.6
Information Technology	9.6
Industrials	7.1
Consumer Staples	5.4
Utilities	2.3
Materials	2.1
Telecommunication Services	1.9
Money Market Funds Plus Other Assets Less Liabilities	1.9

Top 10 Equity Holdings*

1. Citigroup Inc.	4.1%
2. JPMorgan Chase & Co.	3.3
3. Weatherford International Ltd.	2.4
4. Viacom Inc.-Class B	2.3
5. Bank of New York Mellon Corp. (The)	2.3
6. General Motors Co.	2.3
7. General Electric Co.	2.2
8. Wells Fargo & Co.	2.2
9. Halliburton Co.	2.1
10. Merck & Co., Inc.	2.1

Total Net Assets	$2.2 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Comstock Fund

exposure to real estate investment trusts was one of the strongest contributors to relative performance. Also, Morgan Stanley contributed to performance, as the firm delivered positive earnings surprises for consecutive quarters.

    An overweight position and performance of select stocks in the consumer discretionary sector were large contributors to Fund performance, mainly within media. Holdings such as Viacom and Twenty-First Century Fox contributed the most within this industry. Viacom had a strong run in 2013, after reporting consecutive quarters of strong profits, with a large increase in profits from the film unit later in the reporting period.

    Stock selection and an underweight in the telecommunication services sector also contributed to Fund performance, mainly from a material underweight in AT&T, followed by contributions from Vodafone Group.

    Favorable stock selection and an overweight in the information technology sector boosted performance as well, with Microsoft, Yahoo! and Hewlett-Packard as the clear contributors. Both Yahoo! and Hewlett-Packard returned over 100% for the reporting period. Since Marissa Mayer became chief executive officer of Yahoo!, the company has acquired more than a dozen tech companies to increase its market presence.

    A material underweight to utilities enhanced relative performance, as this was the second-worst performing sector in the style-specific benchmark.

    Stock selection in and underweight exposure to the energy sector helped Fund performance as well. The largest relative contributor within the sector was not owning Exxon Mobil, as the company performed poorly on a relative basis. Also, Halliburton contributed to performance, assisted by stock buy-backs and a 39% increase in dividends earlier in the year.

    Strong stock selection in the materials sector enhanced relative Fund performance. Notably, having no exposure to miners boosted Fund performance, as margins and earnings were negatively affected by gold and other metals experiencing steep declines during 2013.

    Favorable stock selection in the consumer staples sector also helped Fund performance. Being underweight Procter & Gamble and having exposure to Tyson Foods both boosted performance for the reporting period. We sold our position in Procter & Gamble during the year. Tyson returned almost 74% during the reporting period.

    Stock selection and an overweight position in the health care sector,

specifically in pharmaceuticals, assisted performance. Bristol-Myers Squibb, a large pharmaceuticals provider, returned over 60% during the reporting period, helped by improving earnings and a presentation of important new clinical data for immune-oncology and diabetes treatments. Health care services provider Cardinal Health outperformed both the Fund’s style-specific benchmark and sector.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a very small positive impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    On the negative side, cash acted as a detractor to relative performance. Although the cash position averaged only 4% for the reporting period, cash utilized for investment opportunities and allowances for redemptions from the Fund detracted from performance in such a strong equity market.

    An underweight to industrials detracted from relative performance, offsetting strong stock selection within the sector, as the sector returned over 40% for the reporting period.

    During the year, trading activity for the portfolio remained muted. Toward the end of the reporting period, we increased positions in health care, energy and consumer staples companies. Conversely, we continued to trim select insurance and technology stocks. The majority of activity occurred in the consumer discretionary sector where we continued to reduce media and select retail companies that have performed well.

    Thank you for your investment in Invesco V.I. Comstock Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Kevin Holt Chartered Financial Analyst, portfolio manager, is lead manager of Invesco
V.I. Comstock Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I.
Comstock Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Jason Leder Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I.
Comstock Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Matthew Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I.
Comstock Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James (Jay) Warwick Portfolio manager, is manager of Invesco V.I. Comstock Fund. He joined Invesco in 2010. Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco V.I. Comstock Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (4/30/99)	7.03%
10 Years	7.91
5 Years	18.91
1 Year	35.97

Series II Shares
Inception (9/18/00)	7.15%
10 Years	7.63
5 Years	18.60
1 Year	35.65

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Comstock Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Comstock Fund (renamed Invesco V.I. Comstock Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Comstock Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.85% and 1.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Comstock Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.

continued from the next page

returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower. Industry classifications used in this report are generally according to the Global Industry Classification Standard,

which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal in the Fund risks of investing

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the continued on previous page

Invesco V.I. Comstock Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.14%
Aerospace & Defense–2.03%
Honeywell International Inc.	199,882	$18,263,218
Textron Inc.	733,669	26,969,673
		45,232,891

Aluminum–1.03%
Alcoa Inc.	2,161,828	22,980,232

Application Software–0.62%
Autodesk, Inc.(b)	275,091	13,845,330

Asset Management & Custody Banks–3.17%
Bank of New York Mellon Corp. (The)	1,497,762	52,331,804
State Street Corp.	248,460	18,234,480
		70,566,284

Auto Parts & Equipment–1.16%
Johnson Controls, Inc.	504,772	25,894,804

Automobile Manufacturers–2.33%
General Motors Co.(b)	1,268,283	51,834,726

Cable & Satellite–3.16%
Comcast Corp.–Class A	694,999	36,115,623
Time Warner Cable Inc.	253,996	34,416,458
		70,532,081

Communications Equipment–1.18%
Cisco Systems, Inc.	1,172,153	26,314,835

Computer Hardware–1.86%
Hewlett-Packard Co.	1,478,779	41,376,237

Department Stores–0.97%
Kohl’s Corp.	379,374	21,529,475

Diversified Banks–2.70%
U.S. Bancorp	282,153	11,398,981
Wells Fargo & Co.	1,074,930	48,801,822
		60,200,803

Drug Retail–1.75%
CVS Caremark Corp.	544,083	38,940,020

Electric Utilities–1.62%
FirstEnergy Corp.	339,727	11,204,197
PPL Corp.	827,147	24,888,853
		36,093,050

Electrical Components & Equipment–1.26%
Emerson Electric Co.	400,657	28,118,108

Electronic Components–1.22%
Corning Inc.	1,522,331	27,127,938

	Shares	Value
General Merchandise Stores–0.72%
Target Corp.	253,370	$16,030,720

Health Care Distributors–0.72%
Cardinal Health, Inc.	241,157	16,111,699

Health Care Services–0.61%
Express Scripts Holding Co.(b)	194,896	13,689,495

Hotels, Resorts & Cruise Lines–1.58%
Carnival Corp.	877,325	35,242,145

Housewares & Specialties–0.67%
Newell Rubbermaid Inc.	460,574	14,927,203

Industrial Conglomerates–2.23%
General Electric Co.	1,774,243	49,732,031

Industrial Machinery–1.62%
Allegion PLC(b)	87,149	3,851,114
Ingersoll-Rand PLC	522,798	32,204,357
		36,055,471

Integrated Oil & Gas–8.92%
BP PLC–ADR (United Kingdom)	929,990	45,206,814
Chevron Corp.	213,965	26,726,368
Murphy Oil Corp.	482,305	31,291,949
Occidental Petroleum Corp.	279,832	26,612,023
Royal Dutch Shell PLC–ADR (United Kingdom)	613,349	43,713,383
Suncor Energy, Inc. (Canada)	717,135	25,135,582
		198,686,119

Integrated Telecommunication Services–0.96%
AT&T Inc.	243,333	8,555,588
Verizon Communications Inc.	263,977	12,971,830
		21,527,418

Internet Software & Services–2.06%
eBay Inc.(b)	551,828	30,289,839
Yahoo! Inc.(b)	388,020	15,691,529
		45,981,368

Investment Banking & Brokerage–2.71%
Goldman Sachs Group, Inc. (The)	140,264	24,863,197
Morgan Stanley	1,131,554	35,485,533
		60,348,730

Life & Health Insurance–2.03%
Aflac, Inc.	217,514	14,529,935
MetLife, Inc.	570,406	30,756,292
		45,286,227

Managed Health Care–3.26%
UnitedHealth Group Inc.	601,307	45,278,417

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

	Shares	Value
Managed Health Care–(continued)
WellPoint, Inc.	295,758	$27,325,082
		72,603,499

Movies & Entertainment–4.95%
Time Warner Inc.	230,933	16,100,649
Twenty-First Century Fox, Inc.–Class B	942,100	32,596,660
Viacom Inc.–Class B	622,831	54,398,059
Vivendi S.A. (France)	273,053	7,223,902
		110,319,270

Multi-Utilities–0.68%
PG&E Corp.	374,279	15,075,958

Oil & Gas Drilling–0.43%
Noble Corp. PLC	255,145	9,560,283

Oil & Gas Equipment & Services–4.49%
Halliburton Co.	940,436	47,727,127
Weatherford International Ltd.(b)	3,372,246	52,236,091
		99,963,218

Oil & Gas Exploration & Production–1.08%
QEP Resources Inc.	783,393	24,010,996

Other Diversified Financial Services–9.01%
Bank of America Corp.	2,355,912	36,681,550
Citigroup Inc.	1,740,269	90,685,417
JPMorgan Chase & Co.	1,254,160	73,343,277
		200,710,244

Packaged Foods & Meats–3.68%
ConAgra Foods, Inc.	858,385	28,927,574
Mondelez International Inc.–Class A	611,970	21,602,541
Tyson Foods, Inc.–Class A	394,932	13,214,425
Unilever N.V.–New York Shares (Netherlands)	452,229	18,193,173
		81,937,713

Paper Products–1.09%
International Paper Co.	495,242	24,281,715

Pharmaceuticals–10.02%
Bristol-Myers Squibb Co.	612,247	32,540,928

	Shares	Value
Pharmaceuticals–(continued)
GlaxoSmithKline PLC–ADR (United Kingdom)	410,353	$21,908,747
Merck & Co., Inc.	926,635	46,378,082
Novartis AG (Switzerland)	408,479	32,688,930
Pfizer Inc.	1,225,751	37,544,753
Roche Holding AG–ADR (Switzerland)	295,575	20,705,383
Sanofi–ADR (France)	586,432	31,450,348
		223,217,171

Property & Casualty Insurance–2.28%
Allstate Corp. (The)	772,262	42,119,170
Travelers Cos., Inc. (The)	95,373	8,635,071
		50,754,241

Regional Banks–2.66%
Fifth Third Bancorp	1,188,832	25,001,137
PNC Financial Services Group, Inc. (The)	441,583	34,258,009
		59,259,146

Semiconductors–0.83%
Intel Corp.	710,395	18,441,854

Systems Software–1.82%
Microsoft Corp.	1,083,387	40,551,175

Wireless Telecommunication Services–0.97%
Vodafone Group PLC–ADR (United Kingdom)	547,782	21,533,310
Total Common Stocks & Other Equity Interests (Cost $1,696,341,387)		2,186,425,233

Money Market Funds–2.84%
Liquid Assets Portfolio–Institutional Class(c)	31,586,670	31,586,670
Premier Portfolio–Institutional Class(c)	31,586,670	31,586,670
Total Money Market Funds (Cost $63,173,340)		63,173,340
TOTAL INVESTMENTS–100.98% (Cost $1,759,514,727)		2,249,598,573
OTHER ASSETS LESS LIABILITIES–(0.98)%		(21,735,802)
NET ASSETS–100.00%		$2,227,862,771

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $1,696,341,387)	$2,186,425,233
Investments in affiliated money market funds, at value and cost	63,173,340
Total investments, at value (Cost $1,759,514,727)	2,249,598,573
Foreign currencies, at value (Cost $59)	60
Receivable for:
Investments sold	3,554,658
Fund shares sold	270,248
Dividends	3,474,534
Fund expenses absorbed	59,256
Investment for trustee deferred compensation and retirement plans	168,662
Total assets	2,257,125,991

Liabilities:
Payable for:
Investments purchased	2,882,062
Fund shares reacquired	23,019,417
Forward foreign currency contracts outstanding	615,374
Accrued fees to affiliates	2,498,584
Accrued trustees’ and officers’ fees and benefits	2,535
Accrued other operating expenses	40,258
Trustee deferred compensation and retirement plans	204,990
Total liabilities	29,263,220
Net assets applicable to shares outstanding	$2,227,862,771

Net assets consist of:
Shares of beneficial interest	$1,974,246,593
Undistributed net investment income	23,909,284
Undistributed net realized gain (loss)	(259,768,506)
Net unrealized appreciation	489,475,400
$2,227,862,771

Net Assets:
Series I	$311,836,747
Series II	$1,916,026,024

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,568,037
Series II	108,382,344
Series I:
Net asset value per share	$17.75
Series II:
Net asset value per share	$17.68

Investment income:
Dividends (net of foreign withholding taxes of $782,264)	$44,353,949
Dividends from affiliated money market funds	35,565
Total investment income	44,389,514

Expenses:
Advisory fees	11,744,375
Administrative services fees	5,436,710
Custodian fees	73,150
Distribution fees — Series II	4,507,588
Transfer agent fees	37,261
Trustees’ and officers’ fees and benefits	119,641
Other	118,546
Total expenses	22,037,271
Less: Fees waived	(1,679,908)
Net expenses	20,357,363
Net investment income	24,032,151

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $241,409)	162,437,854
Foreign currencies	(20,740)
Forward foreign currency contracts	(8,861,509)
153,555,605
Change in net unrealized appreciation of:
Investment securities	452,548,697
Foreign currencies	6,928
Forward foreign currency contracts	2,392,423
454,948,048
Net realized and unrealized gain	608,503,653
Net increase in net assets resulting from operations	$632,535,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Comstock Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$24,032,151	$29,982,774
Net realized gain	153,555,605	75,264,850
Change in net unrealized appreciation	454,948,048	219,912,553
Net increase in net assets resulting from operations	632,535,804	325,160,177

Distributions to shareholders from net investment income:
Series I	(4,795,702)	(4,448,545)
Series ll	(25,448,903)	(24,222,015)
Total distributions from net investment income	(30,244,605)	(28,670,560)

Share transactions–net:
Series l	(21,202,269)	(53,247,968)
Series ll	(244,847,685)	(142,005,504)
Net increase (decrease) in net assets resulting from share transactions	(266,049,954)	(195,253,472)
Net increase in net assets	336,241,245	101,236,145

Net assets:
Beginning of year	1,891,621,526	1,790,385,381
End of year (includes undistributed net investment income of $23,909,284 and $30,140,492, respectively)	$2,227,862,771	$1,891,621,526

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Comstock Fund (the “Fund”), formerly Invesco Van Kampen V.I. Comstock Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Comstock Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. Comstock Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2013, the Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. Prior to May 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.72% and Series II shares to 0.97% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $1,679,908.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $426,685 for accounting and fund administrative services and reimbursed $5,010,025 for services provided by insurance companies.

Invesco V.I. Comstock Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,188,980,358	$60,618,215	$—	$2,249,598,573
Forward Foreign Currency Contracts*	—	(615,374)	—	(615,374)
Total Investments	$2,188,980,358	$60,002,841	$—	$2,248,983,199

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$115,200	$(730,574)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(8,861,509)
Change in Unrealized Appreciation
Currency risk	2,392,423
Total	$(6,469,086)

*	The average notional value of forward foreign currency contracts outstanding during the period was $189,864,923.

Invesco V.I. Comstock Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/17/14	CIBC World Markets Corp.	CAD	21,770,332	USD	20,450,267	$20,486,189	$(35,922)
01/17/14	Bank of New York Mellon (The)	CHF	13,656,677	USD	15,351,480	15,310,638	40,842
01/17/14	Citibank, N.A.	CHF	12,465,843	USD	14,012,548	13,975,582	36,966
01/17/14	State Street Bank & Trust Co.	CHF	13,656,669	USD	15,348,021	15,310,629	37,392
01/17/14	Bank of New York Mellon (The)	EUR	14,536,523	USD	19,971,075	19,998,764	(27,689)
01/17/14	CIBC World Markets Corp.	EUR	14,536,523	USD	19,968,531	19,998,763	(30,232)
01/17/14	Citibank, N.A.	EUR	14,536,525	USD	19,971,368	19,998,766	(27,398)
01/17/14	State Street Bank & Trust Co.	EUR	14,696,583	USD	20,189,769	20,218,968	(29,199)
01/17/14	Bank of New York Mellon (The)	GBP	11,417,622	USD	18,755,728	18,905,751	(150,023)
01/17/14	CIBC World Markets Corp.	GBP	11,417,622	USD	18,756,641	18,905,751	(149,110)
01/17/14	Citibank, N.A.	GBP	10,176,740	USD	16,720,414	16,851,049	(130,635)
01/17/14	State Street Bank & Trust Co.	GBP	11,417,622	USD	18,755,385	18,905,751	(150,366)
Total forward foreign currency contracts							$(615,374)

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$40,842	$(40,842)	$—	$—	$—	$—
Citibank, N.A.	36,966	(36,966)	—	—	—	—
State Street Bank & Trust Co.	37,392	(37,392)	—	—	—	—
Total	$115,200	$(115,200)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$177,712	$(40,842)	$136,870	$—	$—	$136,870
CIBC World Markets Corp.	215,264	—	215,264	—	—	215,264
Citibank, N.A.	158,033	(36,966)	121,067	—	—	121,067
State Street Bank & Trust Co.	179,565	(37,392)	142,173	—	—	142,173
Total	$730,574	$(115,200)	$615,374	$—	$—	$615,374

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities sales of $651,486, which resulted in net realized gains of $241,409.

Invesco V.I. Comstock Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$30,244,605	$28,670,560

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$24,573,465
Net unrealized appreciation — investments	488,043,373
Net unrealized appreciation — other investments	6,929
Temporary book/tax differences	(197,556)
Capital loss carryforward	(258,810,033)
Shares of beneficial interest	1,974,246,593
Total net assets	$2,227,862,771

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $154,919,585 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$258,810,033	$—	$258,810,033

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco Van Kampen V.I. Value Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco V.I. Comstock Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $218,048,997 and $503,695,596, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$569,864,490
Aggregate unrealized (depreciation) of investment securities	(81,821,117)
Net unrealized appreciation of investment securities	$488,043,373

Cost of investments for tax purposes is $1,761,555,200.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2013, undistributed net investment income was decreased by $18,754 and undistributed net realized gain (loss) was increased by $18,754. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	1,838,995	$28,829,985	402,978	$5,045,720
Series II	6,957,139	109,015,706	8,047,364	99,973,148

Issued as reinvestment of dividends:
Series I	296,764	4,795,702	342,459	4,448,545
Series II	1,579,696	25,448,903	1,870,411	24,221,820

Reacquired:
Series I	(3,486,962)	(54,827,956)	(4,996,146)	(62,742,233)
Series II	(24,285,108)	(379,312,294)	(21,242,957)	(266,200,472)
Net increase (decrease) in share activity	(17,099,476)	$(266,049,954)	(15,575,891)	$(195,253,472)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Comstock Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/13	$13.27	$0.22	$4.53	$4.75	$(0.27)	$—	$(0.27)	$17.75	35.97	%(d)	$311,837	0.76	%(e)	0.84	%(e)	1.36	%(e)	11%
Year ended 12/31/12	11.32	0.23	1.94	2.17	(0.22)	—	(0.22)	13.27	19.23	(d)	250,995	0.67		0.85		1.81		14
Year ended 12/31/11	11.71	0.20	(0.40)	(0.20)	(0.19)	—	(0.19)	11.32	(1.84	)(d)	262,319	0.62		0.80		1.75		24
Year ended 12/31/10	10.11	0.17	1.44	1.61	(0.01)	(0.00)	(0.01)	11.71	15.98	(d)	223,354	0.61		0.73		1.58		21
Year ended 12/31/09	8.25	0.16	2.12	2.28	(0.42)	(0.00)	(0.42)	10.11	28.78		148,060	0.62		0.62		1.91		27
Series II(c)
Year ended 12/31/13	13.22	0.17	4.52	4.69	(0.23)	—	(0.23)	17.68	35.65	(d)	1,916,026	1.01	(e)	1.09	(e)	1.11	(e)	11
Year ended 12/31/12	11.28	0.19	1.94	2.13	(0.19)	—	(0.19)	13.22	18.92	(d)	1,640,627	0.92		1.10		1.56		14
Year ended 12/31/11	11.67	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)	11.28	(2.11	)(d)	1,528,067	0.87		1.05		1.50		24
Year ended 12/31/10	10.10	0.14	1.44	1.58	(0.01)	(0.00)	(0.01)	11.67	15.70	(d)	1,664,751	0.86		0.98		1.32		21
Year ended 12/31/09	8.22	0.14	2.11	2.25	(0.37)	(0.00)	(0.37)	10.10	28.41	(f)	2,165,319	0.87		0.87		1.63		27

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $21,084,025 and sold of $6,434,519 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Value Fund into the Fund.
(c)	On June 1, 2010, the Class I and Class II shares of the predecessor fund were reorganized into Series I and Series II shares of the Fund, respectively.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s omitted) of $286,851 and $1,803,035 for Series I and Series II shares, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Comstock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Comstock Fund (formerly known as Invesco Van Kampen V.I. Comstock Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Comstock Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,156.70	$4.23	$1,021.28	$3.97	0.78%
Series II	1,000.00	1,155.50	5.59	1,020.02	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Comstock Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Comstock Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Comstock Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Comstock Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on
Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VICEQ-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Core Equity Fund’s returns were positive, with investments in the health care, financials and information technology sectors making the strongest impact on results. The Fund lagged its broad market benchmark, the S&P 500 Index, and its style-specific benchmark, the Russell 1000 Index. Investments in the materials sector were the largest detractor from the Fund’s results versus its style-specific benchmark. The Fund’s allocation to cash also tempered results for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	29.25%
Series II Shares	28.94
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 1000 Index■ (Style-Specific Index)	33.11
Lipper VUF Large-Cap Core Funds Index¿ (Peer Group Index)	32.85

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We seek to manage your Fund with the goal of achieving long-term realized investor returns exceeding those of passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak to peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by striving to deliver a smoother, less volatile investor experience. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection potential during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundation for a well-diversified portfolio.

    The Fund’s portfolio is comprised of what we call “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

    To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

    Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. Our valuation analysis employs three primary techniques: discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investments opportunity exists.

Market conditions and your Fund

The year ended December 31, 2013 was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shut-

Portfolio Composition
By sector
Health Care	18.4%
Information Technology	15.0
Financials	13.1
Energy	11.5
Industrials	10.0
Consumer Discretionary	7.4
Materials	4.9
Consumer Staples	4.3
Utilities	0.9
Money Market Funds
Plus Other Assets Less Liabilities	14.5

Top 10 Equity Holdings*
1. American Express Co.	2.5%
2. General Electric Co.	2.5
3. TE Connectivity Ltd.	2.2
4. Northern Trust Corp.	2.2
5. Berkshire Hathaway Inc.-Class A	2.1
6. HCA Holdings, Inc.	2.1
7. Gilead Sciences, Inc.	2.0
8. Progressive Corp. (The)	2.0
9. Sanofi-ADR	1.8
10. Analog Devices, Inc.	1.8

Top Five Industries*
1. Pharmaceuticals	8.4%
2. Oil & Gas Equipment & Services	5.1
3. Property and Casualty Insurance	4.1
4. Oil & Gas Exploration & Production	4.0
5. Semiconductors	3.4

Total Net Assets	$1.3 billion

Total Number of Holdings*	72

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

Invesco V.I. Core Equity Fund

down, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

    The largest contributor to Fund results for the reporting period was Gilead Sciences, a biopharmaceutical company that specializes in therapeutics for the treatment of HIV and hepatitis C. The company’s shares rose significantly during the reporting period after the US Food and Drug Administration approved the company’s single-tablet HIV combination drug, Stribild. The company’s shares also rose amid a broader upward move in the biotechnology industry toward the end of the reporting period. Growing investor excitement over the strong future prospects for its hepatitis C virus franchise also lifted Gilead Sciences’ stock.

    Another key contributor was American Express, the world’s largest issuer of credit cards measured by purchase volume. The company delivered strong earnings growth as revenues and credit costs improved. The company also returned capital to shareholders via dividends and share repurchases. We believe the company is well positioned in the credit card industry with durable competitive advantages, a strong brand and a seasoned management team.

    Another key contributor was Pioneer Natural Resources, an oil and gas exploration and production firm with key assets in the Permian Basin and the Eagle Ford and Barnett shale sites. Production volumes and revenues were up year-over-year, and the promising projections for new production in its Wolfcamp site boosted the company’s shares during the reporting period.

    Two of the Fund’s largest detractors were metals and mining companies Kinross Gold and Agnico-Eagle Mines, both of which were hurt by declining gold prices during the reporting period. Agnico-Eagle Mines, a gold producer based in Canada, returned to profitability during the reporting period, following a series of unexpected operational disruptions at two of the company’s mines that resulted in impairment charges in 2012.

However, the company’s earnings were hurt by higher production costs and lower gold prices.

    During the reporting period, we increased our exposure to the more cyclical areas of the market, such as the consumer discretionary, industrials and energy sectors and we reduced our exposure to the more defensive consumer staples and health care sectors. However, at the end of the reporting period, the health care sector remained our largest overweight position relative to the Russell 1000 Index, and the largest underweight position was in the consumer discretionary sector.

    Regardless of market conditions, our goal for Invesco V.I. Core Equity Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund may deliver superior investment results with the potential for reduced risk and a smoother investor experience.

    As always, we thank you for your continued investment in Invesco V.I. Core Equity Fund.

Diversification does not eliminate the risk of loss.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco V.I. Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Tyler Dann II Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Dann earned a BA from Princeton University.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Core Equity Fund. He joined
Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/2/94)	8.54%
10 Years	7.66
5 Years	15.64
1 Year	29.25

Series II Shares
Inception (10/24/01)	6.97%
10 Years	7.39
5 Years	15.35
1 Year	28.94

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.90% and 1.15%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Core Equity Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–85.47%
Air Freight & Logistics–0.71%
FedEx Corp.	65,490	$9,415,497

Asset Management & Custody Banks–2.15%
Northern Trust Corp.	460,721	28,514,023

Auto Parts & Equipment–1.22%
Johnson Controls, Inc.	315,617	16,191,152

Automobile Manufacturers–0.98%
Daimler AG (Germany)	149,637	12,949,260

Biotechnology–2.03%
Gilead Sciences, Inc.(b)	358,433	26,936,240

Brewers–1.20%
Molson Coors Brewing Co.–Class B	282,966	15,888,541

Casinos & Gaming–1.13%
Las Vegas Sands Corp.	190,412	15,017,794

Communications Equipment–3.30%
Cisco Systems, Inc.	584,320	13,117,984
F5 Networks, Inc.(b)	122,471	11,127,715
QUALCOMM, Inc.	263,258	19,546,907
		43,792,606

Computer Storage & Peripherals–0.74%
EMC Corp.	389,939	9,806,966

Construction & Farm Machinery & Heavy Trucks–0.67%
Caterpillar Inc.	98,247	8,921,810

Construction Materials–0.59%
CRH PLC (Ireland)	305,495	7,750,776

Consumer Finance–2.52%
American Express Co.	368,363	33,421,575

Department Stores–1.80%
Macy’s, Inc.	446,002	23,816,507

Diversified Banks–1.27%
U.S. Bancorp	415,308	16,778,443

Diversified Chemicals–0.75%
Dow Chemical Co. (The)	225,000	9,990,000

Electric Utilities–0.93%
Duke Energy Corp.	177,824	12,271,634

Electrical Components & Equipment–0.75%
Eaton Corp. PLC	130,669	9,946,524

Electronic Manufacturing Services–2.19%
TE Connectivity Ltd. (Switzerland)	527,911	29,093,175

Fertilizers & Agricultural Chemicals–1.06%
Mosaic Co. (The)	298,384	14,104,612

	Shares	Value
Food Retail–0.88%
Kroger Co. (The)	296,341	$11,714,360

General Merchandise Stores–0.40%
Target Corp.	84,787	5,364,474

Gold–0.47%
Agnico Eagle Mines Ltd. (Canada)	72,960	1,924,685
Kinross Gold Corp. (Canada)	990,000	4,336,200
		6,260,885

Health Care Distributors–1.03%
Cardinal Health, Inc.	203,526	13,597,572

Health Care Equipment–1.13%
Covidien PLC	219,399	14,941,072

Health Care Facilities–2.11%
HCA Holdings, Inc.(b)	585,165	27,918,222

Health Care Services–1.07%
Express Scripts Holding Co.(b)	202,113	14,196,417

Heavy Electrical Equipment–0.75%
ABB Ltd. (Switzerland)	377,886	9,982,958

Home Improvement Retail–1.07%
Lowe’s Cos., Inc.	286,473	14,194,737

Household Products–1.08%
Procter & Gamble Co. (The)	175,221	14,264,742

Industrial Conglomerates–2.46%
General Electric Co.	1,164,909	32,652,399

Industrial Gases–1.18%
Air Products and Chemicals, Inc.	140,285	15,681,057

Industrial Machinery–2.88%
Illinois Tool Works Inc.	178,076	14,972,630
Parker Hannifin Corp.	136,321	17,536,333
Sandvik AB (Sweden)	396,290	5,610,083
		38,119,046

Insurance Brokers–1.80%
Marsh & McLennan Cos., Inc.	493,879	23,883,988

Integrated Oil & Gas–2.45%
Chevron Corp.	152,988	19,109,731
Occidental Petroleum Corp.	140,200	13,333,020
		32,442,751

Internet Software & Services–1.15%
eBay Inc.(b)	277,888	15,253,272

Investment Banking & Brokerage–1.26%
Charles Schwab Corp. (The)	641,912	16,689,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

	Shares	Value
IT Consulting & Other Services–1.05%
International Business Machines Corp.	74,295	$13,935,513

Life Sciences Tools & Services–2.60%
Agilent Technologies, Inc.	291,185	16,652,870
Thermo Fisher Scientific, Inc.	159,746	17,787,717
		34,440,587

Movies & Entertainment–0.77%
Twenty-First Century Fox, Inc.–Class A	290,845	10,231,927

Oil & Gas Equipment & Services–5.08%
Cameron International Corp.(b)	372,280	22,161,828
Halliburton Co.	333,073	16,903,455
Schlumberger Ltd.	103,485	9,325,033
Weatherford International Ltd.(b)	1,221,552	18,921,841
		67,312,157

Oil & Gas Exploration & Production–3.97%
Anadarko Petroleum Corp.	119,053	9,443,284
EOG Resources, Inc.	75,411	12,656,982
Noble Energy, Inc.	198,461	13,517,179
Pioneer Natural Resources Co.	92,140	16,960,210
		52,577,655

Packaged Foods & Meats–1.10%
Danone S.A. (France)	202,978	14,644,046

Paper Products–0.89%
International Paper Co.	241,225	11,827,262

Pharmaceuticals–8.43%
Allergan, Inc.	108,871	12,093,391
Merck & Co., Inc.	328,981	16,465,499
Novartis AG–ADR (Switzerland)	209,949	16,875,700
Pfizer Inc.	396,259	12,137,413
Roche Holding AG (Switzerland)	71,522	20,047,706
Sanofi–ADR (France)	452,752	24,281,090
Zoetis Inc.	299,398	9,787,321
		111,688,120

	Shares	Value
Property & Casualty Insurance–4.09%
Berkshire Hathaway Inc.–Class A(b)	157	$27,930,300
Progressive Corp. (The)	965,472	26,328,422
		54,258,722

Railroads–1.73%
Norfolk Southern Corp.	110,365	10,245,183
Union Pacific Corp.	75,663	12,711,384
		22,956,567

Semiconductor Equipment–0.65%
KLA-Tencor Corp.	134,659	8,680,119

Semiconductors–3.42%
Analog Devices, Inc.	471,838	24,030,709
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6,047,823	21,307,229
		45,337,938

Systems Software–2.53%
Microsoft Corp.	429,635	16,081,238
Symantec Corp.	738,767	17,420,126
		33,501,364
Total Common Stocks & Other Equity Interests (Cost $751,249,052)		1,133,156,776

Money Market Funds–14.40%
Liquid Assets Portfolio–Institutional Class(c)	95,445,338	95,445,338
Premier Portfolio–Institutional Class(c)	95,445,338	95,445,338
Total Money Market Funds (Cost $190,890,676)		190,890,676
TOTAL INVESTMENTS–99.87% (Cost $942,139,728)		1,324,047,452
OTHER ASSETS LESS LIABILITIES–0.13%		1,675,019
NET ASSETS–100.00%		$1,325,722,471

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $751,249,052)	$1,133,156,776
Investments in affiliated money market funds, at value and cost	190,890,676
Total investments, at value (Cost $942,139,728)	1,324,047,452
Foreign currencies, at value (Cost $1,470,092)	1,460,714
Receivable for:
Fund shares sold	380,323
Dividends	1,575,893
Investment for trustee deferred compensation and retirement plans	430,757
Other assets	148,507
Total assets	1,328,043,646

Liabilities:
Payable for:
Fund shares reacquired	908,508
Accrued fees to affiliates	889,730
Accrued trustees’ and officers’ fees and benefits	1,982
Accrued other operating expenses	10,618
Trustee deferred compensation and retirement plans	510,337
Total liabilities	2,321,175
Net assets applicable to shares outstanding	$1,325,722,471

Net assets consist of:
Shares of beneficial interest	$931,287,260
Undistributed net investment income	10,258,645
Undistributed net realized gain	2,267,294
Net unrealized appreciation	381,909,272
$1,325,722,471

Net Assets:
Series I	$1,167,022,744
Series II	$158,699,727

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	30,364,461
Series II	4,173,361
Series I:
Net asset value per share	$38.43
Series II:
Net asset value per share	$38.03

Investment income:
Dividends (net of foreign withholding taxes of $671,125)	$21,987,531
Dividends from affiliated money market funds	98,648
Total investment income	22,086,179

Expenses:
Advisory fees	7,599,281
Administrative services fees	3,318,743
Custodian fees	67,584
Distribution fees — Series II	333,592
Transfer agent fees	59,087
Trustees’ and officers’ fees and benefits	81,976
Other	83,957
Total expenses	11,544,220
Less: Fees waived	(211,263)
Net expenses	11,332,957
Net investment income	10,753,222

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $133,514)	105,363,467
Foreign currencies	(31,522)
105,331,945
Change in net unrealized appreciation (depreciation) of:
Investment securities	200,785,951
Foreign currencies	(19,553)
200,766,398
Net realized and unrealized gain	306,098,343
Net increase in net assets resulting from operations	$316,851,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$10,753,222	$14,806,822
Net realized gain	105,331,945	45,482,074
Change in net unrealized appreciation	200,766,398	90,993,715
Net increase in net assets resulting from operations	316,851,565	151,282,611

Distributions to shareholders from net investment income:
Series I	(15,433,838)	(10,258,120)
Series ll	(1,757,717)	(825,074)
Total distributions from net investment income	(17,191,555)	(11,083,194)

Share transactions–net:
Series l	(134,770,231)	(189,370,062)
Series ll	17,964,440	49,735,579
Net increase (decrease) in net assets resulting from share transactions	(116,805,791)	(139,634,483)
Net increase in net assets	182,854,219	564,934

Net assets:
Beginning of year	1,142,868,252	1,142,303,318
End of year (includes undistributed net investment income of $10,258,645 and $16,728,501, respectively)	$1,325,722,471	$1,142,868,252

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco V.I. Core Equity Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. Core Equity Fund

I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Over $250 million	0.60%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $211,263.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $291,514 for accounting and fund administrative services and reimbursed $3,027,229 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. Core Equity Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $291 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,244,704,654	$79,342,798	$—	$1,324,047,452

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities sales of $1,470,253, which resulted in net realized gains of $133,514.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Core Equity Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$17,191,555	$11,083,194

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$10,740,312
Undistributed long-term gain	6,202,011
Net unrealized appreciation — investments	377,973,007
Net unrealized appreciation — other investments	1,548
Temporary book/tax differences	(481,667)
Shares of beneficial interest	931,287,260
Total net assets	$1,325,722,471

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $98,532,582 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $268,863,008 and $433,339,680, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$385,959,149
Aggregate unrealized (depreciation) of investment securities	(7,986,142)
Net unrealized appreciation of investment securities	$377,973,007

Cost of investments for tax purposes is $946,074,445.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2013, undistributed net investment income was decreased by $31,523 and undistributed net realized gain was increased by $31,523. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	1,238,342	$43,467,088	633,084	$18,165,623
Series II	1,014,754	35,054,079	2,065,035	59,301,631

Issued as reinvestment of dividends:
Series I	428,004	15,433,838	343,081	10,258,120
Series II	49,236	1,757,717	27,836	825,074

Reacquired:
Series I	(5,596,646)	(193,671,157)	(7,514,023)	(217,793,805)
Series II	(548,495)	(18,847,356)	(363,524)	(10,391,126)
Net increase (decrease) in share activity	(3,414,805)	$(116,805,791)	(4,808,511)	$(139,634,483)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$30.14	$0.31	$8.47	$8.78	$(0.49)	$38.43	29.25%	$1,167,023	0.88	%(d)	0.90	%(d)	0.89	%(d)	25%
Year ended 12/31/12	26.72	0.37	3.34	3.71	(0.29)	30.14	13.88	1,033,655	0.88		0.90		1.29		44
Year ended 12/31/11	27.03	0.24	(0.28)	(0.04)	(0.27)	26.72	(0.06)	1,091,171	0.87		0.89		0.86		35
Year ended 12/31/10	24.92	0.22	2.14	2.36	(0.25)	27.03	9.56	1,345,658	0.87		0.89		0.87		47
Year ended 12/31/09	19.75	0.19	5.39	5.58	(0.41)	24.92	28.30	1,456,822	0.88		0.90		0.96		21
Series II
Year ended 12/31/13	29.86	0.22	8.39	8.61	(0.44)	38.03	28.94	158,700	1.13	(d)	1.15	(d)	0.64	(d)	25
Year ended 12/31/12	26.51	0.30	3.31	3.61	(0.26)	29.86	13.61	109,213	1.13		1.15		1.04		44
Year ended 12/31/11	26.82	0.17	(0.27)	(0.10)	(0.21)	26.51	(0.29)	51,132	1.12		1.14		0.61		35
Year ended 12/31/10	24.75	0.15	2.12	2.27	(0.20)	26.82	9.25	35,025	1.12		1.14		0.62		47
Year ended 12/31/09	19.62	0.14	5.34	5.48	(0.35)	24.75	27.98	34,275	1.13		1.15		0.71		21

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,112,277 and $133,437 for Series I and Series II shares, respectively.

Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,140.40	$4.75	$1,020.77	$4.48	0.88%
Series II	1,000.00	1,139.10	6.09	1,019.51	5.75	1.13

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Core Equity Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Diversified Dividend Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDDI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Diversified Dividend Fund delivered positive returns, but slightly lagged its broad market and style-specific indexes, the S&P 500 Index and Russel 1000 Value Index, respectively. The Fund’s returns were largely driven by strength in financial, consumer staples, consumer discretionary and industrial stocks. All sectors of the Fund posted gains, but results were tempered by the Fund’s investments in the utilities sector, which delivered positive returns but trailed the Russell 1000 Value Index during the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	31.04%
Series II Shares	30.76
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 1000 Value Index■ (Style-Specific Index)	32.53
Lipper VUF Large-Cap Value Funds Index¿ (Peer Group Index)	33.68

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■ Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. The Fund may serve as a foundation within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.

    We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. The Fund may invest, under normal circumstances, at least 80% of its net assets in companies that pay dividends. Currently, all stocks in the portfolio pay dividends, and the Fund pays a quarterly dividend to shareholders. We seek to mitigate risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.

    We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two- to three-year investment horizon for each stock. We believe our process may provide a valuable combination of dividend income, price appreciation and capital preservation.

    We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:

■	A stock reaches its fair valuation (target price).

■	A company’s fundamental business prospects deteriorate.
■	A more attractive investment opportunity presents itself.

Market conditions and your Fund

During the year ended December 31, 2013, major US stock market indexes rose to multiyear highs.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors. Overall, fundamentals for corporations and consumers remained stable during the reporting period following a significant recovery in prior years.

    The Fund’s investments within the financials and consumer staples sectors contributed the most to results during the fiscal year. Charles Schwab was the largest contributor to Fund performance. The company reported an increase in total revenues and positive trends in client asset levels and flows. We believe the company’s earnings power and franchise value are underappreciated.

    Consumer staples holding Walgreen also had a large positive impact on the Fund. The company’s revenues benefited from higher volumes from its preferred relationships with the largest Medicare Part D providers, its win back of Express Scripts (not a Fund holding) customers and its growing loyalty card membership. Profit margins also improved due to increased sales of generic drugs, tight expense control and better-than-expected first-year synergies from its acquisition of Alliance Boots.

    While the utilities sector made a positive contribution to absolute returns, select holdings, such as Consolidated Edison, detracted from relative Fund

Portfolio Composition
By sector
Consumer Staples	23.9%
Financials	20.0
Consumer Discretionary	12.2
Utilities	11.0
Industrials	9.6
Health Care	6.3
Energy	5.6
Information Technology	4.2
Telecommunication Services	2.7
Materials	1.4
Money Market Funds Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*
1. General Mills, Inc.	3.2%
2. Heineken N.V.	2.5
3. Coca-Cola Co. (The)	2.3
4. Zions Bancorp.	2.3
5. SunTrust Banks, Inc.	2.0
6. Campbell Soup Co.	2.0
7. Raytheon Co.	2.0
8. Sysco Corp.	2.0
9. Walgreen Co.	1.8
10. Federated Investors, Inc.-Class B	1.8

Total Net Assets	$419.2 million

Total Number of Holdings*	78

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Diversified Dividend Fund

performance. Uncertainty surrounding the New York utility’s ability to maintain current returns on equity raised concerns over future profitability. We initiated a position in Consolidated Edison during the year as we believe the company is undervalued with an attractive and sustainable yield. Additionally, we believe tight execution of the company’s storm hardening expenditures and transmission upgrades could support improved returns.

    Our strategy focuses on three key elements over a full market cycle – capital appreciation, current income and capital preservation. While we’re still finding attractive “appreciation” investments, in our view, they were more plentiful in prior years. Today, we are very mindful of income and preservation and are diligently focusing on the risk-reward profile of our investments. We want to avoid overpaying for cyclically peak earnings and/or margins at this point in the profit cycle.

    In the consumer staples sector, we opportunistically added to several existing holdings during the fiscal year. We have numerous positions in this sector, each with company-specific considerations that could lead to improving fundamentals. Overall, we believe their profit margins are sustainable and valuations are reasonable. Dividend growth remains a key use of free cash flow at these companies.

    We also actively invested in the energy sector during the reporting period, although the Fund remained underweight in this sector versus its broad market index at the close of the year. The energy sector has represented a small portion of the portfolio for several years as we were concerned that increased capital expenditures and rising input costs would weigh on profitability. This risk became more apparent during the year, and the energy sector lagged the overall market. We believe valuations are more attractive and fundamentals should improve as margins are near historical troughs and steps are being taken to address overcapacity in the sector.

    The financials sector remained a large weighting in the portfolio. Many of our investments did well during the reporting period as capital ratios improved, the credit cycle continued to mature, and loan growth, particularly commercial and industrial, was positive. We modestly reduced our exposure to the financials sector on this strength.

    We believe the economy will remain in recovery mode, though without significant acceleration from here. Overall, it’s important to recognize the progress companies have made in recent years, driving earnings and major market averages to new highs. Consumers have also made substantial progress with respect to repairing their balance sheets. Over the last four years, we have seen consumers pay down debt and benefit from rising home prices and record-low mortgage rates.2 Income growth has not been as robust, but unemployment trends have continued to improve. Going forward, we believe attractive investments still exist, but the opportunity set is narrower and the risks of missteps are higher as market valuation multiples have broadly expanded and earnings expectations have risen. We remain focused on our total return strategy that emphasizes capital appreciation, current income and capital preservation over a full market cycle. We believe this approach can serve our investors well.

    We are grateful for the opportunity to help investors achieve their financial goals and we thank you for your investment in Invesco V.I. Diversified Dividend Fund.

1	Source: Reuters
2	Source: FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Diversified
Dividend Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Jonathan Harrington Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Dividend
Fund. He joined Invesco in 2001. Mr. Harrington earned a BA in history and philosophy from Dartmouth College and an MBA from Kellogg School of Management, Northwestern University.

Invesco V.I. Diversified Dividend Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (3/1/90)	8.04%
10 Years	6.10
5 Years	16.44
1 Year	31.04

Series II Shares
Inception (6/5/00)	4.72%
10 Years	5.83
5 Years	16.14
1 Year	30.76

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment Dividend Growth Portfolio, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Dividend Growth Fund (renamed Invesco V.I. Diversified Dividend Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Dividend Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.68% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Dividend Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Diversified Dividend Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–96.92%
Aerospace & Defense–3.71%
General Dynamics Corp.	74,914	$7,158,033
Raytheon Co.	92,685	8,406,529
		15,564,562

Air Freight & Logistics–1.31%
United Parcel Service, Inc.–Class B	52,057	5,470,150

Apparel Retail–1.19%
Guess?, Inc.	62,569	1,944,019
TJX Cos., Inc. (The)	48,027	3,060,761
		5,004,780

Apparel, Accessories & Luxury Goods–1.97%
Coach, Inc.	93,961	5,274,031
Columbia Sportswear Co.	37,739	2,971,946
		8,245,977

Asset Management & Custody Banks–3.37%
Federated Investors, Inc.–Class B	259,229	7,465,795
Legg Mason, Inc.	152,967	6,651,005
		14,116,800

Auto Parts & Equipment–1.21%
Johnson Controls, Inc.	98,970	5,077,161

Brewers–2.51%
Heineken N.V. (Netherlands)	155,649	10,540,175

Building Products–1.47%
Masco Corp.	270,442	6,157,964

Data Processing & Outsourced Services–1.23%
Automatic Data Processing, Inc.	63,979	5,170,143

Distillers & Vintners–0.23%
Treasury Wine Estates Ltd. (Australia)	227,094	977,034

Drug Retail–1.83%
Walgreen Co.	133,419	7,663,587

Electric Utilities–6.98%
American Electric Power Co., Inc.	106,609	4,982,905
Duke Energy Corp.	83,487	5,761,438
Entergy Corp.	43,262	2,737,187
Exelon Corp.	227,341	6,226,870
Pepco Holdings, Inc.	258,620	4,947,400
PPL Corp.	153,515	4,619,266
		29,275,066

Food Distributors–1.99%
Sysco Corp.	231,491	8,356,825

Gas Utilities–1.12%
AGL Resources Inc.	99,424	4,695,796

	Shares	Value
General Merchandise Stores–1.57%
Target Corp.	103,816	$6,568,438

Health Care Equipment–2.23%
Medtronic, Inc.	52,956	3,039,145
Stryker Corp.	83,968	6,309,355
		9,348,500

Heavy Electrical Equipment–0.99%
ABB Ltd. (Switzerland)	157,117	4,150,702

Hotels, Resorts & Cruise Lines–1.92%
Accor S.A. (France)	94,041	4,446,439
Marriott International Inc.–Class A	72,915	3,599,084
		8,045,523

Household Products–3.40%
Kimberly-Clark Corp.	68,680	7,174,313
Procter & Gamble Co. (The)	87,184	7,097,649
		14,271,962

Housewares & Specialties–1.59%
Newell Rubbermaid Inc.	204,995	6,643,888

Industrial Machinery–1.34%
Pentair Ltd.	72,300	5,615,541

Integrated Oil & Gas–3.05%
Royal Dutch Shell PLC–Class B (United Kingdom)	184,147	6,930,135
Total S.A. (France)	95,291	5,837,944
		12,768,079

Integrated Telecommunication Services–2.69%
AT&T Inc.	195,409	6,870,580
Deutsche Telekom AG (Germany)	257,198	4,398,393
		11,268,973

Investment Banking & Brokerage–1.72%
Charles Schwab Corp. (The)	276,996	7,201,896

Life & Health Insurance–3.46%
Lincoln National Corp.	122,974	6,347,918
Prudential Financial, Inc.	29,574	2,727,314
StanCorp Financial Group, Inc.	82,102	5,439,258
		14,514,490

Motorcycle Manufacturers–0.68%
Harley-Davidson, Inc.	41,165	2,850,265

Movies & Entertainment–1.03%
Time Warner Inc.	61,835	4,311,136

Multi-Utilities–2.88%
Consolidated Edison, Inc.	84,219	4,655,626
Dominion Resources, Inc.	48,002	3,105,249
Sempra Energy	47,972	4,305,967
		12,066,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

	Shares	Value
Oil & Gas Drilling–1.17%
Nabors Industries Ltd.	289,273	$4,914,748

Oil & Gas Equipment & Services–1.35%
Baker Hughes Inc.	102,667	5,673,378

Packaged Foods & Meats–8.93%
Campbell Soup Co.	195,389	8,456,436
General Mills, Inc.	272,236	13,587,299
Kraft Foods Group, Inc.	135,011	7,279,793
Mead Johnson Nutrition Co.	31,449	2,634,168
Mondelez International Inc.–Class A	155,143	5,476,548
		37,434,244

Paper Packaging–1.47%
Avery Dennison Corp.	61,691	3,096,271
Sonoco Products Co.	73,865	3,081,648
		6,177,919

Paper Products–0.70%
International Paper Co.	59,657	2,924,983

Personal Products–0.81%
L’Oreal S.A. (France)	19,251	3,390,343

Pharmaceuticals–4.12%
Bristol-Myers Squibb Co.	48,642	2,585,322
Eli Lilly and Co.	113,945	5,811,195
Johnson & Johnson	68,063	6,233,890
Novartis AG (Switzerland)	32,941	2,636,136
		17,266,543

Property & Casualty Insurance–0.91%
Travelers Cos., Inc. (The)	42,284	3,828,393

Regional Banks–8.49%
Cullen/Frost Bankers, Inc.	35,093	2,611,972
Fifth Third Bancorp	203,765	4,285,178
KeyCorp	454,037	6,093,177
M&T Bank Corp.	37,753	4,395,204
SunTrust Banks, Inc.	229,822	8,459,748
Zions Bancorp.	325,019	9,737,569
		35,582,848

	Shares	Value
Restaurants–1.05%
Brinker International, Inc.	49,204	$2,280,113
Darden Restaurants, Inc.	38,993	2,120,050
		4,400,163

Semiconductors–2.36%
Linear Technology Corp.	106,560	4,853,808
Texas Instruments Inc.	114,716	5,037,180
		9,890,988

Soft Drinks–2.34%
Coca-Cola Co. (The)	237,560	9,813,604

Specialized REIT’s–0.46%
Weyerhaeuser Co.	61,200	1,932,084

Systems Software–0.61%
Microsoft Corp.	68,583	2,567,062

Thrifts & Mortgage Finance–1.64%
Hudson City Bancorp, Inc.	728,768	6,872,282

Tobacco–1.84%
Altria Group, Inc.	117,654	4,516,737
Philip Morris International Inc.	36,502	3,180,419
		7,697,156
Total Common Stocks & Other Equity Interests (Cost $304,853,128)		406,308,993

Money Market Funds–2.88%
Liquid Assets Portfolio–Institutional Class(b)	6,035,014	6,035,014
Premier Portfolio–Institutional Class(b)	6,035,014	6,035,014
Total Money Market Funds (Cost $12,070,028)		12,070,028
TOTAL INVESTMENTS–99.80% (Cost $316,923,156)		418,379,021
OTHER ASSETS LESS LIABILITIES–0.20%		829,482
NET ASSETS–100.00%		$419,208,503

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $304,853,128)	$406,308,993
Investments in affiliated money market funds, at value and cost	12,070,028
Total investments, at value (Cost $316,923,156)	418,379,021
Foreign currencies, at value (Cost $5,880)	5,901
Receivable for:
Investments sold	457,124
Fund shares sold	210,066
Dividends	700,647
Investment for trustee deferred compensation and retirement plans	74,000
Other assets	3,156
Total assets	419,829,915

Liabilities:
Payable for:
Investments purchased	4,241
Fund shares reacquired	254,374
Forward foreign currency contracts outstanding	11,455
Accrued fees to affiliates	225,656
Accrued trustees’ and officers’ fees and benefits	1,249
Accrued other operating expenses	21,435
Trustee deferred compensation and retirement plans	103,002
Total liabilities	621,412
Net assets applicable to shares outstanding	$419,208,503

Net assets consist of:
Shares of beneficial interest	$368,812,727
Undistributed net investment income	6,546,094
Undistributed net realized gain (loss)	(57,595,337)
Net unrealized appreciation	101,445,019
$419,208,503

Net Assets:
Series I	$321,580,606
Series II	$97,627,897

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	15,365,912
Series II	4,682,478
Series I:
Net asset value per share	$20.93
Series II:
Net asset value per share	$20.85

Investment income:
Dividends (net of foreign withholding taxes of $103,978)	$9,593,540
Dividends from affiliated money market funds	13,206
Total investment income	9,606,746

Expenses:
Advisory fees	1,946,580
Administrative services fees	711,664
Custodian fees	20,120
Distribution fees — Series II	213,987
Transfer agent fees	22,104
Trustees’ and officers’ fees and benefits	49,802
Other	55,097
Total expenses	3,019,354
Less: Fees waived	(28,114)
Net expenses	2,991,240
Net investment income	6,615,506

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	31,926,967
Foreign currencies	5,985
Forward foreign currency contracts	(716,841)
31,216,111
Change in net unrealized appreciation of:
Investment securities	65,063,319
Foreign currencies	1,046
Forward foreign currency contracts	162,298
65,226,663
Net realized and unrealized gain	96,442,774
Net increase in net assets resulting from operations	$103,058,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$6,615,506	$7,491,024
Net realized gain	31,216,111	15,904,682
Change in net unrealized appreciation	65,226,663	33,682,450
Net increase in net assets resulting from operations	103,058,280	57,078,156

Distributions to shareholders from net investment income:
Series I	(6,904,089)	(5,387,849)
Series ll	(1,824,400)	(1,277,732)
Total distributions from net investment income	(8,728,489)	(6,665,581)

Share transactions–net:
Series l	(23,555,974)	(22,261,163)
Series ll	4,386,872	(6,378,324)
Net increase (decrease) in net assets resulting from share transactions	(19,169,102)	(28,639,487)
Net increase in net assets	75,160,689	21,773,088

Net assets:
Beginning of year	344,047,814	322,274,726
End of year (includes undistributed net investment income of $6,546,094 and $8,646,796, respectively)	$419,208,503	$344,047,814

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco V.I. Diversified Dividend Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

Invesco V.I. Diversified Dividend Fund

I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.42%
Next $1 billion	0.395%
Over $2 billion	0.37%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $28,114.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $94,485 for accounting and fund administrative services and reimbursed $617,179 for services provided by insurance companies.

Invesco V.I. Diversified Dividend Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $765 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$386,285,091	$32,093,930	$—	$418,379,021
Forward Foreign Currency Contracts*	—	(11,455)	—	(11,455)
Total Investments	$386,285,091	$32,082,475	$—	$418,367,566

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward Foreign Currency Contracts(a)	$—	$(11,455)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Invesco V.I. Diversified Dividend Fund

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(716,841)
Change in Unrealized Appreciation
Currency risk	162,298
Total	$(554,543)

*	The average notional value of forward foreign currency contracts outstanding during the period was $11,981,847.

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
02/18/14	Deutsche Bank Securities Inc.	EUR	4,786,236	USD	6,579,519	$6,584,555	$(5,036)
02/18/14	Citibank Capital Inc.	EUR	5,086,257	USD	6,990,882	6,997,301	(6,419)
Total forward foreign currency contracts							$(11,455)

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Funds enter into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
	$—	$—	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Deutsche Bank Securities Inc.	$5,036	$—	$5,036	$—	$—	$5,036
Citibank Capital Inc.	6,419	—	6,419	—	—	6,419
Total	$11,455	$—	$11,455	$—	$—	$11,455

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Diversified Dividend Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$8,728,489	$6,665,581

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$6,642,255
Net unrealized appreciation — investments	100,834,843
Net unrealized appreciation — other investments	609
Temporary book/tax differences	(96,161)
Capital loss carryforward	(56,985,770)
Shares of beneficial interest	368,812,727
Total net assets	$419,208,503

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $31,008,575 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$7,577,250	$—	$7,577,250
December 31, 2017	49,408,520	—	49,408,520
	$56,985,770	$—	$56,985,770

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Financial Services Fund and Invesco V.I. Select Dimensions Dividend Growth Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $74,557,348 and $91,590,915, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$106,507,356
Aggregate unrealized (depreciation) of investment securities	(5,672,513)
Net unrealized appreciation of investment securities	$100,834,843
Cost of investments for tax purposes is $317,544,178.

Invesco V.I. Diversified Dividend Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair funds settlements, on December 31, 2013, undistributed net investment income was increased by $12,281 and undistributed net realized gain (loss) was decreased by $12,281. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	2,000,631	$37,904,984	1,577,471	$24,311,856
Series II	1,107,260	21,023,400	610,747	9,439,806

Issued as reinvestment of dividends:
Series I	357,170	6,904,089	336,320	5,387,849
Series II	94,676	1,824,400	79,958	1,277,732

Reacquired:
Series I	(3,605,314)	(68,365,047)	(3,376,184)	(51,960,868)
Series II	(980,095)	(18,460,928)	(1,116,302)	(17,095,862)
Net increase (decrease) in share activity	(1,025,672)	$(19,169,102)	(1,887,990)	$(28,639,487)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 77% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$16.34	$0.33	$4.70	$5.03	$(0.44)	$20.93	31.04%	$321,581	0.71	%(d)	0.72	%(d)	1.76	%(d)	20%
Year ended 12/31/12	14.04	0.35	2.27	2.62	(0.32)	16.34	18.72	271,407	0.67		0.68		2.29		11
Year ended 12/31/11	14.24	0.31	(0.27)	0.04	(0.24)	14.04	0.20	253,850	0.66		0.67		2.24		38
Year ended 12/31/10	13.13	0.21	1.14	1.35	(0.24)	14.24	10.48	179,518	0.68		0.79		1.59		78
Year ended 12/31/09	10.78	0.20	2.37	2.57	(0.22)	13.13	24.30	192,279	0.67		0.67		1.80		44
Series II
Year ended 12/31/13	16.28	0.29	4.69	4.98	(0.41)	20.85	30.76	97,628	0.96	(d)	0.97	(d)	1.51	(d)	20
Year ended 12/31/12	14.00	0.31	2.26	2.57	(0.29)	16.28	18.37	72,641	0.92		0.93		2.04		11
Year ended 12/31/11	14.20	0.28	(0.28)	0.00	(0.20)	14.00	(0.06)	68,424	0.91		0.92		1.99		38
Year ended 12/31/10	13.09	0.19	1.12	1.31	(0.20)	14.20	10.20	51,394	0.93		1.04		1.34		78
Year ended 12/31/09	10.75	0.17	2.36	2.53	(0.19)	13.09	23.94	64,463	0.92		0.92		1.55		44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $134,975,378 and sold of $57,441,776 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Select Dimensions Dividend Growth Fund and Invesco V.I. Financial Services Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $303,472 and $85,595 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,131.10	$3.81	$1,021.63	$3.62	0.71%
Series II	1,000.00	1,130.00	5.15	1,020.37	4.89	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Diversified Dividend Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Dividend Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Diversified Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIDIN-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Diversified Income Fund outperformed its style-specific index, the Barclays U.S. Credit Index. Security selection was the primary contributor to the Fund’s performance versus its style-specific benchmark for the year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.
If variable product issuer charges were included, returns would be lower.

Series I Shares	0.05%
Series II Shares	-0.26
Barclays U.S. Aggregate Index‚ (Broad Market Index)	-2.02
Barclays U.S. Credit Index■ (Style-Specific Index)	-2.01
Lipper VUF Corporate Debt BBB-Rated Funds Index■ (Peer Group Index)	-1.55

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in corporate bonds, US government securities (including US government agency mortgage-backed securities (MBS)) and securities issued by foreign governments, their agencies or instrumentalities. Up to 50% of the Fund’s total assets may be invested in foreign securities, including up to 15% in securities of issuers located in developing markets, and up to 35% may be invested in lower quality, high yield debt securities (so-called “junk bonds”). The Fund also may invest in derivative instruments, specifically credit default swaps, credit default swap indexes, interest rate futures and forward foreign currency contracts.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialists interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the year began, consumer confidence

Portfolio Composition
By security type
U.S. Dollar Denominated Bonds and Notes	88.1%
U.S. Treasury Securities	4.3
Preferred Stocks	3.9
Security Types Each Less Than 1% of Portfolio	2.3
Money Market Funds Plus Other Assets Less Liabilities	1.4

Total Net Assets	$19.8 million

Total Number of Holdings*	536

Top Five Fixed Income Holdings*
1. U.S. Treasury Notes	2.5%
2. U.S. Treasury Bonds	1.6
3. EPR Properties	1.4
4. Citigroup Inc.	1.3
5. Bank of America Corp.	1.3

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding US Treasury bills and money market fund holdings.

trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unremarkable for much of the first half of the year, but from late May through June, bond and stock markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by year end.1 For only the third time in 34 years, investment grade bonds finished the year in the red.1 For the reporting period, longer-term, high credit quality, rate sensitive segments of the US bond market generally lost ground; however, high yield bonds, bank loans and short-term bonds were some of the few bond market segments that delivered positive returns in 2013.

    With this economic and market environment as a backdrop, the Fund outperformed its style-specific benchmark. Outperformance from our asset allocation and sector selection decisions was broad based but was mainly attributed to our consistent overweight allocation to the investment grade financials sector and sustained underweight exposure to the government-related segments of the Fund’s style-specific benchmark, the Barclays U.S. Credit Index. Off-benchmark allocations to high yield corporate bonds and US dollar-denominated emerging market debt were maintained within ranges of 15% to 20% and 5% to 10% of market value, respectively. The

Invesco V.I. Diversified Income Fund

high yield allocation was a notable contributor to the relative performance of the Fund, while emerging market bonds underperformed US investment-grade corporate bonds during the year.

    Security selection was the largest contributor to outperformance throughout the year, and it came from within several major credit market sectors represented in the Fund. The Fund’s financials sector holdings meaningfully outperformed financials sector bonds in the style-specific benchmark. Also, our overweight exposure to the lower end of the investment grade quality spectrum was a beneficial strategy as lower rated investment grade credits outperformed higher quality credits in 2013.

    Throughout the year, we used several strategies to help manage the Fund’s overall credit risk and liquidity needs. Our allocations to US Treasuries and cash as well as our limited use of credit default swaps (notional value of less than 5% of the Fund) as hedges against credit market volatility were small detractors from relative performance for the year. Although credit default swaps helped dampen portfolio volatility in May and June when credit markets were most unsettled, they were a drag on relative returns during the second half of the year as credit markets recovered.

    The Fund used active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund’s duration and yield curve positioning were maintained close to that of the style-specific benchmark, on average, but the timing of changes and degree of variance from the benchmark generated a positive relative return even as rates rose throughout the second half of the reporting period. Buying and selling US Treasury futures contracts were important tools we used to manage interest rate risk and to maintain our targeted portfolio duration

    We thank you for your investment in Invesco V.I. Diversified Income Fund.

1	Source: Barclays

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio manager, is manager of Invesco V.I. Diversified Income Fund. He joined Invesco in 2002.
Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income
Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Diversified Income
Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. Diversified Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, Barclays via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/5/93)	4.33%
10 Years	3.44
5 Years	7.70
1 Year	0.05

Series II Shares
Inception (3/14/02)	3.77%
10 Years	3.17
5 Years	7.41
1 Year	-0.26

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.75% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.49% and 1.74%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Diversified Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.

continued from the next page

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial

Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Diversified Income Fund

Invesco V.I. Diversified Income Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.

    The Lipper VUF Corporate Debt BBB-Rated Funds Index is an unmanaged index considered representative of corporate debt BBB-rated variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on previous page

Invesco V.I. Diversified Income Fund

Schedule of Investments(a)

December 31, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–88.08%
Advertising–0.12%
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	$25,000	$24,263

Aerospace & Defense–0.44%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	6,000	6,045
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	10,000	10,175
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	5,000	4,988
7.75%, 03/15/20(b)	15,000	17,062
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	6,000	5,910
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	19,000	20,401
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 03/15/21	2,000	2,205
Kratos Defense & Security Solutions Inc., Sr. Sec. Gtd. Global Notes, 10.00%, 06/01/17	10,000	10,825
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	5,000	4,925
7.50%, 07/15/21	5,000	5,400
		87,936

Agricultural Products–0.17%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	30,000	33,637

Airlines–2.39%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	5,000	4,888
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	65,353	69,438
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. Pass Through Ctfs., 9.00%, 07/08/16	96,337	110,547
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	9,144	10,019
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	11,167	11,499
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	3,000	3,158
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	46,456	50,332
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	55,796	59,911
Hawaiian Airlines, Series 2013-1, Class A, Sr. Sec. Gtd. Pass Through Ctfs., 3.90%, 01/15/26	70,000	65,056
Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 4.95%, 01/15/22	35,000	32,550

	Principal Amount	Value
Airlines–(continued)
United Airlines Pass Through Trust, Series 2013-1, Class A, Sr. Sec. Pass Through Ctfs., 4.30%, 08/15/25	$25,000	$25,578
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	12,000	12,660
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	959	1,075
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	843	904
Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 5.38%, 11/15/21	10,000	9,987
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	7,000	7,008
		474,610

Alternative Carriers–0.13%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	4,000	4,380
Level 3 Financing Inc., Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	3,000	3,034
Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	9,000	9,574
8.63%, 07/15/20	5,000	5,612
Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	4,000	4,055
		26,655

Apparel Retail–0.17%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	15,000	15,675
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	2,000	2,052
8.50%, 06/15/19	10,000	12,050
Neiman Marcus Group LTD Inc., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	4,000	4,190
		33,967

Apparel, Accessories & Luxury Goods–0.16%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	8,000	8,820
7.63%, 05/15/20	15,000	16,500
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	2,000	1,903
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	4,000	4,070
		31,293

Application Software–0.06%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	12,000	11,790

Asset Management & Custody Banks–0.70%
Bank of New York Mellon Corp. (The), Series D, Unsec. Sub. Global Notes, 4.50%(d)	40,000	36,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	$45,000	$49,324
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	55,000	53,468
		138,792

Auto Parts & Equipment–0.43%
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 5.13%, 02/15/19	2,000	2,070
6.25%, 03/15/21	5,000	5,325
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	13,000	13,585
TRW Automotive Inc., Sr. Unsec. Gtd. Notes, 4.45%, 12/01/23(b)	65,000	63,781
		84,761

Automobile Manufacturers–1.97%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.25%, 09/20/22	200,000	200,495
General Motors Co., Sr. Unsec. Notes, 3.50%, 10/02/18(b)	80,000	82,200
4.88%, 10/02/23(b)	60,000	61,050
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 2.88%, 08/09/18(b)	47,000	46,587
		390,332

Automotive Retail–0.77%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/23	50,000	49,820
5.75%, 05/01/20	95,000	103,340
		153,160

Broadcasting–0.48%
Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	2,000	2,037
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	6,000	6,157
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	3,000	3,169
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 4.88%, 04/01/43	70,000	64,633
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	14,000	14,630
Sinclair Television Group, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/21(b)	2,000	2,075
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	2,000	2,060
		94,761

Building Products–0.79%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	25,000	26,219
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	10,000	10,700

	Principal Amount	Value
Building Products–(continued)
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	$19,000	$19,712
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	2,000	1,999
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	25,000	27,687
10.00%, 12/01/18	5,000	5,513
Owens Corning Inc., Sr. Unsec. Gtd. Global Notes, 4.20%, 12/15/22	40,000	38,341
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	2,000	2,095
7.88%, 03/30/20(b)	12,000	13,560
Sr. Unsec. Notes, 9.75%, 01/15/18	10,000	11,875
		157,701

Cable & Satellite–5.03%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	5,000	4,788
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	80,000	73,902
COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	30,000	31,350
Sr. Unsec. Notes, 4.50%, 06/30/43(b)	55,000	44,699
8.38%, 03/01/39(b)	75,000	90,702
9.38%, 01/15/19(b)	140,000	176,509
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	25,000	25,535
5.15%, 03/15/42	70,000	62,833
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	40,000	39,298
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	28,000	28,105
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	4,000	4,340
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	8,000	8,960
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	13,000	13,422
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	6,000	6,585
7.50%, 04/01/21	8,000	8,840
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	12,000	12,930
8.13%, 06/01/23(b)	6,000	6,450
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes, 2.10%, 04/01/14	35,000	35,159
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	55,000	62,221
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	38,000	38,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Cable & Satellite–(continued)
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	$13,000	$13,861
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	200,000	208,916
		998,030

Casinos & Gaming–0.73%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	17,000	18,700
9.13%, 12/01/18	2,000	2,185
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	4,000	3,460
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	13,000	12,675
9.00%, 02/15/20	3,000	2,925
Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(b)	9,000	9,337
Sr. Sec. Notes, 8.00%, 10/01/20(b)	9,000	9,405
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	25,000	26,469
6.75%, 10/01/20	5,000	5,413
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	12,000	13,410
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	10,000	10,950
Snoqualmie Entertainment Authority, Sr. Sec. Notes, 9.13%, 02/01/15(b)	10,000	9,869
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	20,000	20,162
		144,960

Catalog Retail–0.43%
QVC Inc., Sr. Sec. Gtd. Global Notes, 4.38%, 03/15/23	90,000	84,654

Coal & Consumable Fuels–0.22%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	23,000	25,185
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	8,000	8,580
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	9,000	9,540
		43,305

Communications Equipment–0.12%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	4,000	3,860
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	15,000	14,794
9.00%, 04/01/19(b)	5,000	5,275
		23,929

Computer & Electronics Retail–0.08%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	15,000	15,844

	Principal Amount	Value
Computer Hardware–0.01%
NCR Corp., Sr. Unsec. Notes, 5.88%, 12/15/21(b)	$2,000	$2,045

Computer Storage & Peripherals–0.08%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	15,000	16,575

Construction & Engineering–0.44%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	15,000	16,162
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	25,000	26,875
URS Corp., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/22(b)	45,000	44,466
		87,503

Construction & Farm Machinery & Heavy Trucks–0.24%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	10,000	10,275
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19(b)	13,000	13,065
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	5,000	5,675
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	13,000	13,487
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	4,000	4,150
		46,652

Construction Materials–0.16%
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	3,000	3,150
Ply Gem Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	3,000	3,240
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	19,000	21,280
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	4,000	4,100
		31,770

Consumer Finance–0.62%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	3,000	3,518
8.00%, 03/15/20	32,000	38,400
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	75,000	81,379
		123,297

Data Processing & Outsourced Services–0.46%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	30,000	29,062
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	17,000	18,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Data Processing & Outsourced Services–(continued)
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	$24,000	$25,560
Sr. Sec. Gtd. Notes, 7.38%, 06/15/19(b)	9,000	9,675
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	4,000	4,710
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	1,000	1,055
11.75%, 08/15/21(b)	3,000	3,165
		91,757

Distillers & Vintners–0.07%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	10,000	11,625
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	2,000	2,130
		13,755

Diversified Banks–5.62%
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	200,000	200,325
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	75,000	75,359
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	45,000	46,183
ING Bank N.V. (Netherlands), Unsec. Sub. Notes, 5.13%, 05/01/15(b)	100,000	102,356
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	200,000	199,400
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	45,000	43,612
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/23	65,000	65,324
Unsec. Sub. Notes, 6.13%, 12/15/22	12,000	12,241
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	7,000	8,215
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	130,000	130,061
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes, 5.50%, 11/18/14(b)	55,000	57,372
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	170,000	174,111
		1,114,559

Diversified Capital Markets–1.05%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(b)	200,000	209,350

Diversified Metals & Mining–3.17%
BHP Billiton Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 5.00%, 09/30/43	69,000	69,973
6.50%, 04/01/19	125,000	148,840
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	6,000	6,570
8.25%, 11/01/19(b)	16,000	18,060

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 2.50%, 01/15/19(b)	$102,000	$98,289
4.13%, 05/30/23(b)	113,000	104,013
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	1,000	1,025
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	6,000	6,570
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	20,000	24,692
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	80,000	78,400
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	70,000	56,912
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	8,000	8,480
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	8,000	6,720
		628,544

Drug Retail–0.86%
CVS Pass Through Trust, Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	162,449	170,937

Electric Utilities–0.42%
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds 8.16%, 07/15/25(e)	25,000	0
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	40,000	34,949
System Energy Resources Inc., Sr. Sec. First Mortgage Bonds, 4.10%, 04/01/23	50,000	49,260
		84,209

Electrical Components & Equipment–0.02%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	5,000	4,913

Electronic Manufacturing Services–0.08%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	15,000	16,013

Environmental & Facilities Services–0.08%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	4,000	4,355
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	5,000	5,050
5.25%, 08/01/20	2,000	2,060
Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	4,000	4,035
		15,500

Forest Products–0.04%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	7,000	7,403

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Gas Utilities–0.27%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	$7,000	$7,691
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	17,000	17,404
Sr. Unsec. Notes, 6.75%, 01/15/22(b)	3,000	3,060
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	4,000	4,370
Sr. Unsec. Notes, 7.38%, 03/15/20	20,000	21,550
		54,075

General Merchandise Stores–0.48%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	60,000	58,589
3.25%, 04/15/23	40,000	36,770
		95,359

Gold–2.17%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	130,000	125,258
5.70%, 05/30/41	50,000	42,879
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	5,000	4,875
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	200,000	164,499
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	75,000	67,046
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	35,000	25,561
		430,118

Health Care Equipment–0.16%
Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	5,000	5,275
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	15,000	15,525
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	10,000	10,625
		31,425

Health Care Facilities–0.36%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/21(b)	2,000	2,048
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/19	9,000	9,810
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	13,000	13,715
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	10,000	10,400
Health Management Associates Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 01/15/20	6,000	6,757
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	3,000	3,045

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.25%, 11/01/18	$2,000	$2,230
Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	4,000	4,210
Sr. Unsec. Global Notes, 6.75%, 02/01/20	7,000	7,236
8.00%, 08/01/20	5,000	5,456
8.13%, 04/01/22	6,000	6,488
		71,395

Health Care Services–0.42%
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/17	75,000	75,860
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	7,000	7,560
		83,420

Heavy Electrical Equipment–0.01%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	2,000	2,095

Homebuilding–1.24%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	10,000	9,925
Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/21(b)	12,000	12,420
9.13%, 06/15/18	4,000	4,285
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	11,000	11,770
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	17,000	18,020
Sr. Unsec. Gtd. Notes, 7.50%, 05/15/16	3,000	3,259
11.88%, 10/15/15	2,000	2,305
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	4,000	4,190
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	3,000	2,798
6.95%, 06/01/18	10,000	11,312
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	10,000	10,900
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	165,000	142,467
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	5,000	4,794
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	7,000	7,735
		246,180

Hotels, Resorts & Cruise Lines–0.43%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	60,000	60,096
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	25,000	25,250
		85,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Household Products–0.09%
Reynolds Group Holdings Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	$17,000	$17,425

Independent Power Producers & Energy Traders–0.10%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	12,000	13,560
8.00%, 10/15/17	2,000	2,370
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	4,000	4,550
		20,480

Industrial Conglomerates–1.73%
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	70,000	71,319
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 5.75%, 09/11/19(b)	100,000	113,192
7.63%, 04/09/19(b)	130,000	158,392
		342,903

Industrial Machinery–0.57%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	7,000	6,930
Stanley Black & Decker Inc., Jr. Unsec. Sub. Global Notes, 5.75%, 12/15/53	100,000	106,125
		113,055

Industrial REIT’s–0.24%
ProLogis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	49,000	48,484

Insurance Brokers–0.65%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	100,000	129,662

Integrated Telecommunication Services–4.18%
AT&T Inc., Sr. Unsec. Global Notes, 1.70%, 06/01/17	60,000	60,360
2.95%, 05/15/16	35,000	36,595
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	14,000	14,560
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	90,000	95,186
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	161,000	152,672
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	30,000	27,575
5.15%, 09/15/23	120,000	128,746
6.40%, 09/15/33	165,000	190,792
6.55%, 09/15/43	105,000	122,426
		828,912

	Principal Amount	Value
Internet Software & Services–0.08%
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/23	$10,000	$9,800
7.00%, 07/15/21	5,000	5,488
		15,288

Investment Banking & Brokerage–4.32%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(d)	115,000	127,650
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.13%, 01/15/15	50,000	52,260
5.75%, 01/24/22	100,000	112,563
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	45,000	46,918
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	105,000	113,773
7.30%, 08/01/14(b)	110,000	113,910
Morgan Stanley, Unsec. Sub. Medium-Term Notes, 4.10%, 05/22/23	110,000	106,210
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	130,000	147,671
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	35,000	37,238
		858,193

Leisure Facilities–0.05%
Cedar Fair L.P./Canada’s Wonderland Co./ Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	5,000	4,963
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	5,000	5,331
		10,294

Life & Health Insurance–3.05%
MetLife Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/42	110,000	95,450
Sr. Unsec. Notes, 6.75%, 06/01/16	55,000	62,474
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	165,000	176,904
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	130,000	159,250
Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	90,000	110,249
		604,327

Managed Health Care–0.26%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	45,000	47,559
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	3,000	3,086
		50,645

Marine–0.06%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	11,000	11,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Movies & Entertainment–1.43%
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	$12,000	$12,750
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	20,000	21,750
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	11,000	11,248
Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	75,000	75,908
Viacom Inc., Sr. Unsec. Global Notes, 4.25%, 09/01/23	105,000	104,788
5.85%, 09/01/43	55,000	57,472
		283,916

Multi-Line Insurance–1.45%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	180,000	232,389
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	50,000	50,074
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	5,000	5,862
		288,325

Multi-Sector Holdings–0.24%
MidAmerican Energy Co., Sr. Sec. First Mortgage Bonds, 3.70%, 09/15/23	49,000	48,604

Multi-Utilities–0.39%
Dominion Gas Holdings LLC, Sr. Unsec. Notes, 3.55%, 11/01/23(b)	80,500	77,419

Office Services & Supplies–0.01%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	2,000	2,155

Oil & Gas Drilling–0.14%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	2,000	2,145
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 7.50%, 08/01/20(b)	6,000	6,330
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	13,000	13,942
6.63%, 11/15/20	5,000	5,363
		27,780

Oil & Gas Equipment & Services–0.42%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	9,000	9,428
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	10,000	10,600
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	20,000	20,550
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/21(b)	20,000	19,950
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	15,000	15,187
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	8,000	8,240
		83,955

	Principal Amount	Value
Oil & Gas Exploration & Production–1.57%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	$6,000	$6,330
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	12,000	12,210
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	10,000	10,225
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	24,000	25,380
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	9,000	9,675
8.25%, 09/01/21	16,000	17,440
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	5,000	5,625
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	7,000	7,577
6.63%, 08/15/20	10,000	11,212
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	18,000	19,170
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	16,000	16,800
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	4,000	4,040
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	17,000	16,320
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	14,000	14,210
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	7,000	7,333
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	2,000	2,000
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	2,000	2,188
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	20,000	21,150
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	5,000	4,688
Sr. Unsec. Notes, 5.38%, 10/01/22	6,000	5,820
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	2,000	1,980
5.75%, 06/01/21	20,000	21,350
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	6,000	6,015
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	5,000	5,000
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	21,000	22,076
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	4,000	4,260
6.63%, 02/15/19	12,000	12,795
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	17,000	17,850
		310,719

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.68%
CVR Refining LLC/Coffeyville Finance Inc., Sec. Gtd. Global Notes, 6.50%, 11/01/22	$18,000	$17,910
Petronas Capital Ltd. (Malaysia), Sr. Unsec. Gtd. Notes, 5.25%, 08/12/19(b)	100,000	109,766
Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., Sec. Gtd. Notes, 6.50%, 04/15/21(b)	5,000	4,869
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	2,000	2,250
		134,795

Oil & Gas Storage & Transportation–2.54%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	11,000	11,770
6.13%, 07/15/22	2,000	2,150
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	10,000	10,525
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	18,000	18,585
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	35,000	30,077
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	17,000	19,125
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	60,000	61,220
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	70,000	80,001
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	16,000	16,960
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Notes, 5.00%, 03/01/43	163,000	148,821
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	15,000	15,187
6.50%, 08/15/21	10,000	10,825
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	14,000	14,385
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 8.38%, 06/01/20	6,000	6,653
Sr. Unsec. Gtd. Notes, 6.50%, 05/15/21(b)	7,000	7,298
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	3,000	3,120
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	3,000	3,225
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	2,000	2,125
6.88%, 02/01/21	15,000	16,200
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	5,000	5,463

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	$10,000	$10,275
6.13%, 10/15/21	3,000	3,105
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	6,000	6,165
		503,260

Other Diversified Financial Services–8.98%
Bank of America Corp., Sr. Unsec. Global Notes, 4.50%, 04/01/15	240,000	251,152
6.50%, 08/01/16	130,000	146,728
Sr. Unsec. Notes, 5.88%, 01/05/21	35,000	40,307
Citigroup Inc., Sr. Unsec. Global Notes, 6.01%, 01/15/15	150,000	157,951
6.13%, 05/15/18	65,000	75,497
Sr. Unsec. Notes, 6.38%, 08/12/14	255,000	263,952
Unsec. Sub. Global Notes, 3.50%, 05/15/23	95,000	88,150
4.05%, 07/30/22	50,000	49,535
5.50%, 09/13/25	170,000	179,447
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(d)	60,000	55,800
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	100,000	107,724
ING US Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/53	80,000	77,700
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/22	90,000	97,791
JPMorgan Chase & Co., Series Q, Jr. Unsec. Sub. Global Notes, 5.15%(d)	70,000	63,175
Series R, Jr. Unsec. Sub. Global Notes, 6.00%(d)	120,000	115,800
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	10,000	10,613
		1,781,322

Packaged Foods & Meats–0.18%
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	5,000	5,237
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	12,000	12,870
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(b)	2,000	2,065
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	10,000	10,725
Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	2,000	2,100
5.88%, 08/01/21(b)	2,000	2,060
		35,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Paper Packaging–0.21%
Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	$2,000	$2,050
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(b)	7,000	7,140
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	35,000	33,456
		42,646

Paper Products–1.05%
Domtar Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/44	140,000	142,818
International Paper Co., Sr. Unsec. Global Notes, 4.75%, 02/15/22	35,000	36,567
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	2,000	1,960
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	14,000	14,437
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	12,000	12,480
		208,262

Personal Products–0.62%
Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	75,000	73,377
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	60,000	49,071
		122,448

Pharmaceuticals–1.76%
AbbVie Inc., Sr. Unsec. Global Notes, 4.40%, 11/06/42	55,000	51,753
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	100,000	99,510
Bristol-Meyers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	52,000	64,755
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	2,000	2,031
Endo Finance Co., Sr. Unsec. Gtd. Notes, 5.75%, 01/15/22(b)	2,000	2,028
Forest Laboratories Inc., 5.00%, 12/15/21(b)	4,000	4,070
Mylan Inc., Sr. Unsec. Notes, 4.20%, 11/29/23	2,000	1,969
Perrigo PLC, Sr. Unsec. Gtd. Notes, 4.00%, 11/15/23(b)	50,000	48,822
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	4,000	4,060
6.38%, 10/15/20(b)	15,000	15,881
6.75%, 08/15/21(b)	2,000	2,133
Sr. Unsec. Notes, 6.75%, 08/15/18(b)	5,000	5,531
7.50%, 07/15/21(b)	5,000	5,525
Zoetis Inc., Sr. Unsec. Global Notes, 3.25%, 02/01/23	45,000	42,110
		350,178

	Principal Amount	Value
Property & Casualty Insurance–1.92%
Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	$75,000	$76,312
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	160,000	194,653
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Notes, 4.25%, 06/15/23(b)	65,000	62,645
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	40,000	47,915
		381,525

Real Estate Services–0.03%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	5,000	5,350

Regional Banks–1.00%
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	70,000	68,290
Unsec. Sub. Notes, 4.30%, 01/16/24	55,000	53,830
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	35,000	40,282
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	5,000	5,650
Unsec. Sub. Global Notes, 5.13%, 06/15/17	20,000	20,750
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(d)	10,000	9,125
		197,927

Reinsurance–0.31%
Reinsurance Group of America Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	60,000	60,662

Research & Consulting Services–0.05%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	10,000	10,875

Residential REIT’s–0.55%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	115,000	108,154

Retail REIT’s–0.44%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	90,000	88,236

Security & Alarm Services–0.04%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	7,000	7,403

Semiconductor Equipment–0.14%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	11,000	11,468
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	15,000	15,975
		27,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Semiconductors–0.14%
Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	$20,000	$21,550
10.75%, 08/01/20	5,000	5,688
		27,238

Specialized Finance–3.16%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	7,000	7,525
7.63%, 04/15/20	16,000	17,960
Sr. Unsec. Notes, 4.63%, 12/15/18	2,000	2,015
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	8,000	7,860
5.25%, 03/15/18	13,000	14,007
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	12,000	12,990
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	45,000	47,047
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 6.50%, 09/01/14(b)	115,000	119,025
Sr. Unsec. Global Notes, 4.88%, 04/01/15	45,000	46,603
5.88%, 04/01/19	10,000	10,719
5.88%, 08/15/22	10,000	10,031
8.75%, 03/15/17	27,000	31,765
Sr. Unsec. Notes, 8.25%, 12/15/20	10,000	11,722
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	10,000	10,650
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/24	158,000	158,117
Sr. Unsec. Notes, 5.50%, 09/01/20	110,000	118,384
		626,420

Specialized REIT’s–3.66%
American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	50,000	45,483
4.63%, 04/01/15	90,000	94,183
CubeSmart L.P., Sr. Unsec. Gtd. Notes, 4.38%, 12/15/23	75,000	73,342
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	245,000	283,073
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	45,000	44,162
Sr. Unsec. Notes, 3.75%, 02/01/16	25,000	26,221
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	7,000	7,525
RHP Hotel Properties L.P./RHP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/15/21	10,000	9,925
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	75,000	77,906

	Principal Amount	Value
Specialized REIT’s–(continued)
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 2.00%, 02/15/18	$65,000	$63,968
		725,788

Specialty Chemicals–0.11%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	5,000	5,100
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	2,000	1,980
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	10,000	9,825
PQ Corp., Sec. Notes, 8.75%, 05/01/18(b)	5,000	5,475
		22,380

Specialty Stores–0.13%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	10,000	10,875
Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	2,000	2,015
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	6,000	5,985
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	7,000	7,271
		26,146

Steel–1.40%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 5.75%, 08/05/20	2,000	2,117
6.13%, 06/01/18	55,000	60,499
6.75%, 02/25/22	3,000	3,257
7.25%, 03/01/41	60,000	56,943
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	9,000	9,765
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	14,000	14,735
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	5,000	5,338
Sr. Unsec. Notes, 7.00%, 02/01/18	6,000	6,495
7.38%, 04/01/20	4,000	4,310
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	55,000	56,364
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	65,000	58,416
		278,239

Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	2,000	2,115

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	2,000	2,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Tobacco–1.45%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/05/21	$95,000	$101,885
Philip Morris International Inc., Sr. Unsec. Global Notes, 3.60%, 11/15/23	130,000	126,050
4.88%, 11/15/43	60,000	59,586
		287,521

Trading Companies & Distributors–0.06%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 09/01/22	2,000	2,185
United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	2,000	2,145
Sr. Unsec. Global Notes, 8.25%, 02/01/21	5,000	5,663
WESCO Distribution, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 12/15/21(b)	2,000	2,010
		12,003

Trucking–0.06%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 03/15/20	2,000	2,345
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.38%, 01/15/21	8,000	8,820
		11,165

Wireless Telecommunication Services–2.01%
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	31,000	35,495
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	120,000	126,074
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.25%, 04/01/21(b)	12,000	12,480
6.63%, 11/15/20	20,000	21,300
6.63%, 04/01/23(b)	7,000	7,245
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 3.00%, 03/15/23	50,000	45,984
4.50%, 03/15/43	30,000	25,513
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	7,000	7,262
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	5,000	5,494
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	9,000	8,831
7.00%, 08/15/20	10,000	10,900
11.50%, 11/15/21	2,000	2,620
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	8,000	8,960
9.00%, 11/15/18(b)	7,000	8,452
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)	2,000	2,158
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 01/15/24	6,000	6,112
6.54%, 04/28/20	5,000	5,338
6.84%, 04/28/23	5,000	5,194

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	$50,000	$53,437
		398,849
Total U.S. Dollar Denominated Bonds and Notes (Cost $16,951,150)		17,477,814

U.S. Treasury Securities–4.30%
U.S. Treasury Bills–0.25%
0.11%, 05/01/14(f)(g)	50,000	49,992

U.S. Treasury Notes–2.47%
2.75%, 11/15/23	502,000	490,182

U.S. Treasury Bonds–1.58%
3.63%, 08/15/43	333,000	312,933
Total U.S. Treasury Securities (Cost $872,712)		853,107

	Shares
Preferred Stocks–3.89%
Diversified Banks–1.00%
CoBank ACB, Series F, 6.25% Pfd.(b)	2,000	192,625
Royal Bank of Scotland Group PLC (The), Series T, (United Kingdom) 7.25% Jr. Sub. Pfd.	53	1,272
Wells Fargo & Co., 5.85% Pfd.	200	4,714
		198,611

Investment Banking & Brokerage–0.63%
Morgan Stanley, 6.88% Pfd.	5,000	125,150

Multi-Line Insurance–0.06%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	440	12,610

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	95	2,163

Other Diversified Financial Services–1.92%
Citigroup Inc., Series K, 6.88% Pfd.	15,000	380,588

Reinsurance–0.24%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	2,000	48,540

Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	75	5,014
Total Preferred Stocks (Cost $773,848)		772,676

	Principal Amount
Asset-Backed Securities–0.76%
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(c)	$37,882	38,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(c)	$111,452	$112,707
Total Asset-Backed Securities (Cost $133,822)		151,217

Municipal Obligations–0.73%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17(e)	65,000	38,986
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20	55,000	52,124
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57	50,000	52,842
Total Municipal Obligations (Cost $169,523)		143,952

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.72%
Federal Home Loan Mortgage Corp. (FHLMC)–0.26%
Pass Through Ctfs., 6.50%, 05/01/16 to 08/01/32	3,990	4,415
6.00%, 05/01/17 to 12/01/31	33,790	37,118
5.50%, 09/01/17	9,463	10,069
		51,602

Federal National Mortgage Association (FNMA)–0.38%
Pass Through Ctfs., 7.00%, 02/01/16 to 09/01/32	13,502	14,487
6.50%, 05/01/16 to 09/01/31	3,328	3,648
5.00%, 11/01/18	11,494	12,267
7.50%, 04/01/29 to 10/01/29	35,926	38,118
8.00%, 04/01/32	5,627	6,266
		74,786

	Principal Amount		Value
Government National Mortgage Association (GNMA)–0.08%
Pass Through Ctfs., 7.50%, 06/15/23		$6,118	$6,774
8.50%, 11/15/24		1,377	1,386
7.00%, 07/15/31 to 08/15/31		1,674	1,911
6.50%, 11/15/31 to 03/15/32		4,057	4,536
6.00%, 11/15/32		1,676	1,887
			16,494
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $134,345)			142,882

Non-U.S. Dollar Denominated Bonds & Notes–0.06%(h)
Casinos & Gaming–0.06%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b) (Cost $12,616)	CAD	12,000	11,905

	Shares
Common Stocks & Other Equity Interests–0.02%
Broadcasting–0.01%
Adelphia Communications Corp.(i)		900	702
Adelphia Recovery Trust, Series ACC-1(i)		87,412	175
			877

Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $6,004)(b)(j)		28	2,604
Total Common Stocks & Other Equity Interests (Cost $28,185)			3,481

Money Market Funds–0.32%
Liquid Assets Portfolio–Institutional Class(k)		31,752	31,752
Premier Portfolio– Institutional Class(k)		31,753	31,753
Total Money Market Funds (Cost $63,505)			63,505
TOTAL INVESTMENTS–98.88% (Cost $19,139,706)			19,620,539
OTHER ASSETS LESS LIABILITIES–1.12%			222,455
NET ASSETS–100.00%			$19,842,994

Investment Abbreviations:

CAD	– Canadian Dollar
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior

Pfd.	– Preferred
PIK	– Payment in Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $4,664,939, which represented 23.51% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2013.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2013 was $38,986, which represented less than 1% of the Fund’s Net Assets.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $19,076,201)	$19,557,034
Investments in affiliated money market funds, at value and cost	63,505
Total investments, at value (Cost $19,139,706)	19,620,539
Foreign currencies, at value (Cost $7,545)	7,599
Receivable for:
Investments sold	3,182
Fund shares sold	2,115
Dividends and interest	262,404
Fund expenses absorbed	16,752
Premiums paid on swap agreements	13,700
Investment for trustee deferred compensation and retirement plans	64,132
Other assets	369
Total assets	19,990,792

Liabilities:
Payable for:
Investments purchased	7,230
Fund shares reacquired	6,994
Swap agreements	83
Variation margin	250
Accrued fees to affiliates	11,248
Accrued trustees’ and officers’ fees and benefits	1,039
Accrued other operating expenses	36,490
Trustee deferred compensation and retirement plans	66,203
Unrealized depreciation on swap agreements	18,261
Total liabilities	147,798
Net assets applicable to shares outstanding	$19,842,994

Net assets consist of:
Shares of beneficial interest	$27,117,773
Undistributed net investment income	813,859
Undistributed net realized gain (loss)	(8,561,663)
Net unrealized appreciation	473,025
$19,842,994

Net Assets:
Series I	$19,671,196
Series II	$171,798

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,159,067
Series II	27,745
Series I:
Net asset value per share	$6.23
Series II:
Net asset value per share	$6.19

Investment income:
Interest	$1,024,448
Dividends	25,248
Dividends from affiliated money market funds	58
Total investment income	1,049,754

Expenses:
Advisory fees	127,798
Administrative services fees	93,757
Custodian fees	14,519
Distribution fees — Series II	570
Transfer agent fees	8,682
Trustees’ and officers’ fees and benefits	24,292
Professional services fees	48,970
Other	56,950
Total expenses	375,538
Less: Fees waived and expenses reimbursed	(215,366)
Net expenses	160,172
Net investment income	889,582

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	515,878
Foreign currencies	27
Forward foreign currency contracts	(539)
Futures contracts	1,697
Swap agreements	(6,251)
510,812
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,426,808)
Foreign currencies	4
Forward foreign currency contracts	1,109
Futures contracts	15,951
Swap agreements	(2,685)
(1,412,429)
Net realized and unrealized gain (loss)	(901,617)
Net increase (decrease) in net assets resulting from operations	$(12,035)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Diversified Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$889,582	$976,822
Net realized gain	510,812	454,590
Change in net unrealized appreciation (depreciation)	(1,412,429)	920,756
Net increase (decrease) in net assets resulting from operations	(12,035)	2,352,168

Distributions to shareholders from net investment income:
Series I	(966,718)	(1,073,630)
Series ll	(9,476)	(11,794)
Total distributions from net investment income	(976,194)	(1,085,424)

Share transactions–net:
Series l	(2,091,881)	(845,476)
Series ll	(94,274)	36,977
Net increase (decrease) in net assets resulting from share transactions	(2,186,155)	(808,499)
Net increase (decrease) in net assets	(3,174,384)	458,245

Net assets:
Beginning of year	23,017,378	22,559,133
End of year (includes undistributed net investment income of $813,859 and $915,244, respectively)	$19,842,994	$23,017,378

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Diversified Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Diversified Income Fund

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including

Invesco V.I. Diversified Income Fund

estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Invesco V.I. Diversified Income Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.60%
Over $250 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.75% and Series II shares to 1.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. Diversified Income Fund

For the year ended December 31, 2013, the Adviser waived advisory fees of $127,798 and reimbursed Fund expenses of $87,568.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $43,757 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$263,143	$576,519	$—	$839,662
U.S. Treasury Securities	—	853,107	—	853,107
Corporate Debt Securities	—	17,489,719	0	17,489,719
U.S. Government Sponsored Securities	—	142,882	—	142,882
Asset-Backed Securities	—	151,217	—	151,217
Municipal Obligations	—	143,952	—	143,952
	$263,143	$19,357,396	$0	$19,620,539
Futures*	10,401	—	—	10,401
Swap Agreements*	—	(18,261)	—	(18,261)
Total Investments	$273,544	$19,339,135	$0	$19,612,679

*	Unrealized appreciation (depreciation).

Invesco V.I. Diversified Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(18,261)
Interest rate risk
Futures contracts(b)	38,967	(28,566)
Total	$38,967	$(46,827)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts*	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(6,251)
Currency risk	—	(539)	—
Interest rate risk	1,697	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(2,685)
Currency risk	—	1,109	—
Interest rate risk	15,951	—	—
Total	$17,648	$570	$(8,936)

*	The average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period was $3,991,151, $19,657 and $250,000, respectively.

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Long	17	March-2014	$2,028,313	$(24,199)
U.S. Treasury Long Bonds	Long	3	March-2014	384,937	(4,367)
U.S. Treasury 10 Year Notes	Short	16	March-2014	(1,968,750)	38,967
Total Futures Contracts					$10,401

Open Credit Default Swap Agreements at Period-End
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.47%	$250,000	$13,700	$(18,261)

(a)	Implied credit spreads represent the current level as of December 31, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s

Invesco V.I. Diversified Income Fund

counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Merrill Lynch & Co., Inc.	$38,967	$(28,566)	$10,401	$—	$—	$10,401
Bank of America, N.A.	13,700	(13,700)	—	—	—	—
Total	$52,667	$(42,266)	$10,401	$—	$—	$10,401

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Merrill Lynch & Co., Inc.	$28,566	$(28,566)	$—	$—	$—	$—
Bank of America, N.A.	18,261	(13,700)	4,561	—	—	4,561
Total	$46,827	$(42,266)	$4,561	$—	$—	$4,561

*	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$976,194	$1,085,424

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$870,257
Net unrealized appreciation — investments	474,181
Net unrealized appreciation (depreciation) — other investments	(18,209)
Temporary book/tax differences	(58,808)
Capital loss carryforward	(8,542,200)
Shares of beneficial interest	27,117,773
Total net assets	$19,842,994

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits and straddle loss deferrals.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010

Invesco V.I. Diversified Income Fund

can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $512,600 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term		Total
December 31, 2016	$1,183,108		$—	$1,183,108
December 31, 2017	7,359,092		—	7,359,092
	$8,542,200	$		$8,542,200

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $19,566,248 and $20,929,312, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $12,009,346 and $13,191,807, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$873,395
Aggregate unrealized (depreciation) of investment securities	(399,214)
Net unrealized appreciation of investment securities	$474,181

Cost of investments for tax purposes is $19,146,358.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, paydown reclasses and swap agreement income, on December 31, 2013, undistributed net investment income was decreased by $14,773 and undistributed net realized gain (loss) was increased by $14,773. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	132,970	$858,712	384,940	$2,485,982
Series II	551	3,523	8,680	55,663

Issued as reinvestment of dividends:
Series I	157,960	966,718	166,713	1,073,630
Series II	1,556	9,476	1,842	11,794

Reacquired:
Series I	(608,755)	(3,917,311)	(680,152)	(4,405,088)
Series II	(16,908)	(107,273)	(4,745)	(30,480)
Net increase (decrease) in share activity	(332,626)	$(2,186,155)	(122,722)	$(808,499)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Diversified Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$6.54	$0.27	$(0.27)	$0.00	$(0.31)	$6.23	0.05%	$19,671	0.75	%(d)	1.76	%(d)	4.18	%(d)	150%
Year ended 12/31/12	6.19	0.27	0.39	0.66	(0.31)	6.54	10.71	22,741	0.75		1.49		4.19		66
Year ended 12/31/11	6.10	0.29	0.13	0.42	(0.33)	6.19	7.02	22,333	0.75		1.46		4.71		59
Year ended 12/31/10	5.88	0.31	0.28	0.59	(0.37)	6.10	10.05	23,229	0.75		1.36		5.03		87
Year ended 12/31/09	5.87	0.35	0.29	0.64	(0.63)	5.88	10.89	24,299	0.74		1.48		5.91		200
Series II
Year ended 12/31/13	6.50	0.25	(0.27)	(0.02)	(0.29)	6.19	(0.26)	172	1.00	(d)	2.01	(d)	3.93	(d)	150
Year ended 12/31/12	6.16	0.25	0.38	0.63	(0.29)	6.50	10.38	277	1.00		1.74		3.94		66
Year ended 12/31/11	6.07	0.28	0.13	0.41	(0.32)	6.16	6.72	227	1.00		1.71		4.46		59
Year ended 12/31/10	5.85	0.29	0.28	0.57	(0.35)	6.07	9.70	232	1.00		1.61		4.78		87
Year ended 12/31/09	5.83	0.34	0.29	0.63	(0.61)	5.85	10.70	291	0.99		1.73		5.66		200

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $21,072 and $228 for Series I and Series II shares, respectively.

Invesco V.I. Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Diversified Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Diversified Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,027.20	$3.83	$1,021.42	$3.82	0.75%
Series II	1,000.00	1,024.20	5.10	1,020.16	5.09	1.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Diversified Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.60%
U.S. Treasury Obligations*	3.18%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Diversified Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Diversified Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Diversified Income Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Equally-Weighted S&P 500 Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VIEWSP-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Equally-Weighted S&P 500 Fund performed generally in line with its style-specific benchmark, the S&P 500 Equal Weight Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	35.42%
Series II Shares	35.12
S&P 500 Index‚ (Broad Market Index)	32.39
S&P 500 Equal Weight Index‚ (Style-Specific Index)	36.16
Lipper VUF Multi-Cap Core Funds Index■ (Peer Group Index)	30.50

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index, a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, the same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500. Changes are not the result of any stock selection model.

    The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund

The year ended December 31, 2013 was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 had positive returns. The consumer discretionary sector had the highest return of any sector.

    The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500. On an absolute basis, the Fund posted positive returns for the reporting period. Sectors that contributed the most to overall Fund performance were the consumer discretionary, health care, financials, information technology (IT) and industrials sectors. The telecommunication services and utilities sectors contributed the least to the Fund’s overall performance. In addition, the Fund’s allocation to Equally-Weighted S&P 500 futures contracts was a slight detractor from Fund performance. The top contributor for the reporting period was Netflix, which delivered a return of nearly 300%. Following closely behind was Best Buy, the world’s largest consumer electronic retailer, that posted its biggest quarterly profit in more than two years as the company trimmed costs and cut prices to help increase sales.1

Portfolio Composition
By sector
Consumer Discretionary	16.8%
Financials	15.7
Industrials	13.0
Information Technology	12.9
Health Care	10.9
Energy	8.7
Consumer Staples	7.8
Utilities	6.0
Materials	6.0
Telecommunication Services	1.2
Money Market Funds Plus Other Assets Less Liabilities	1.0

Top 10 Equity Holdings*
1. LSI Corp.	0.3%
2. Red Hat, Inc.	0.2
3. D.R. Horton, Inc.	0.2
4. Textron Inc.	0.2
5. Oracle Corp.	0.2
6. Allergan, Inc.	0.2
7. Vertex Pharmaceuticals Inc.	0.2
8. Lennar Corp.-Class A	0.2
9. Gannett Co., Inc.	0.2
10. Williams Cos., Inc. (The)	0.2

Total Net Assets	$77.0 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Equally-Weighted S&P 500 Fund

Also contributing to Fund performance was the largest US maker of memory chips, Micron Technology. During the reporting period, higher average prices for memory chips helped drive performance in the IT sector. Other top performers included AbbVie and Pitney Bowes.

    Several stocks declined during the reporting period, including Newmont Mining and Edwards Lifesciences. Newmont Mining, the largest US gold producer, was hampered as the price of the metal slumped below $1,400 an ounce, the biggest decline in 33 years.1 Edwards, the biggest maker of aortic heart valves implanted with a catheter, plunged the most in a dozen years after the company cut its 2013 forecast on slower than anticipated sales.1

    Also detracting from performance were J.C. Penney, Abercrombie & Fitch and Teradata. J.C. Penney and Abercrombie & Fitch were sold during the reporting period.

    We welcome new investors who joined the Fund during the year and thank you for your investment in Invesco V.I. Equally-Weighted S&P 500 Fund.

1	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500
Fund. He joined Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco V.I. Equally-Weighted S&P 500 Fund. She joined Invesco in 1988.
Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (11/9/94)	11.00%
10 Years	9.45
5 Years	22.73
1 Year	35.42

Series II Shares
Inception (7/24/00)	8.48%
10 Years	9.17
5 Years	22.44
1 Year	35.12

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley V.I. Select Dimensions Equally-Weighted S&P 500 Fund, advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund (renamed Invesco V.I. Equally-Weighted S&P 500 Fund on April 30, 2012). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Equally-Weighted S&P 500 Fund.

Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.59% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equally-Weighted S&P 500 Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Equal Weight Index is the equally weighted version of the S&P 500 Index.

    The Lipper VUF Multi-Cap Core Funds Index is an unmanaged index considered representative of multicap core variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.02%
Advertising–0.41%
Interpublic Group of Cos., Inc. (The)	8,838	$156,432
Omnicom Group Inc.	2,124	157,962
		314,394

Aerospace & Defense–2.22%
Boeing Co. (The)	1,091	148,910
General Dynamics Corp.	1,618	154,600
Honeywell International Inc.	1,687	154,141
L–3 Communications Holdings, Inc.	1,429	152,703
Lockheed Martin Corp.	1,050	156,093
Northrop Grumman Corp.	1,341	153,692
Precision Castparts Corp.	577	155,386
Raytheon Co.	1,690	153,283
Rockwell Collins, Inc.	2,050	151,536
Textron Inc.	4,646	170,787
United Technologies Corp.	1,361	154,882
		1,706,013

Agricultural Products–0.20%
Archer–Daniels–Midland Co.	3,623	157,238

Air Freight & Logistics–0.79%
C.H. Robinson Worldwide, Inc.	2,591	151,159
Expeditors International of Washington, Inc.	3,397	150,317
FedEx Corp.	1,059	152,253
United Parcel Service, Inc.–Class B	1,441	151,420
		605,149

Airlines–0.38%
Delta Air Lines, Inc.	5,152	141,525
Southwest Airlines Co.	7,816	147,254
		288,779

Aluminum–0.21%
Alcoa Inc.	15,372	163,404

Apparel Retail–0.98%
Gap, Inc. (The)	3,798	148,426
L Brands, Inc.	2,389	147,760
Ross Stores, Inc.	2,037	152,632
TJX Cos., Inc. (The)	2,389	152,251
Urban Outfitters, Inc.(b)	4,085	151,553
		752,622

Apparel, Accessories & Luxury Goods–1.16%
Coach, Inc.	2,633	147,790
Fossil Group, Inc.(b)	1,201	144,048
Michael Kors Holdings Ltd.(b)	1,776	144,193
PVH Corp.	1,132	153,975
Ralph Lauren Corp.	834	147,259
VF Corp.	2,493	155,414
		892,679

	Shares	Value
Application Software–0.99%
Adobe Systems Inc.(b)	2,400	$143,712
Autodesk, Inc.(b)	3,061	154,060
Citrix Systems, Inc.(b)	2,520	159,390
Intuit Inc.	1,948	148,672
Salesforce.com, Inc.(b)	2,858	157,733
		763,567

Asset Management & Custody Banks–1.82%
Ameriprise Financial, Inc.	1,369	157,503
Bank of New York Mellon Corp. (The)	4,441	155,169
BlackRock, Inc.	490	155,070
Franklin Resources, Inc.	2,705	156,160
Invesco Ltd.(c)	4,227	153,863
Legg Mason, Inc.	3,532	153,571
Northern Trust Corp.	2,538	157,077
State Street Corp.	2,096	153,825
T. Rowe Price Group Inc.	1,865	156,231
		1,398,469

Auto Parts & Equipment–0.59%
BorgWarner, Inc.	2,717	151,908
Delphi Automotive PLC (United Kingdom)	2,494	149,964
Johnson Controls, Inc.	2,923	149,950
		451,822

Automobile Manufacturers–0.37%
Ford Motor Co.	8,789	135,614
General Motors Co.(b)	3,650	149,176
		284,790

Automotive Retail–0.75%
AutoNation, Inc.(b)	2,922	145,194
AutoZone, Inc.(b)	314	150,073
CarMax, Inc.(b)	2,868	134,854
O’Reilly Automotive, Inc.(b)	1,155	148,660
		578,781

Biotechnology–1.39%
Alexion Pharmaceuticals, Inc.(b)	1,181	157,144
Amgen Inc.	1,302	148,636
Biogen Idec Inc.(b)	530	148,267
Celgene Corp.(b)	886	149,699
Gilead Sciences, Inc.(b)	2,047	153,832
Regeneron Pharmaceuticals, Inc.(b)	541	148,905
Vertex Pharmaceuticals Inc.(b)	2,242	166,581
		1,073,064

Brewers–0.20%
Molson Coors Brewing Co.–Class B	2,748	154,300

Broadcasting–0.62%
CBS Corp.–Class B	2,502	159,477
Discovery Communications, Inc.–Class A(b)	1,772	160,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Broadcasting–(continued)
Scripps Networks Interactive Inc.–Class A	1,809	$156,316
		476,017

Building Products–0.40%
Allegion PLC(b)	3,379	149,318
Masco Corp.	6,869	156,407
		305,725

Cable & Satellite–0.80%
Cablevision Systems Corp.–Class A	8,947	160,420
Comcast Corp.–Class A	2,982	154,960
DIRECTV(b)	2,193	151,514
Time Warner Cable Inc.	1,111	150,540
		617,434

Casinos & Gaming–0.40%
International Game Technology	8,366	151,926
Wynn Resorts Ltd.	803	155,951
		307,877

Coal & Consumable Fuels–0.39%
CONSOL Energy Inc.	3,931	149,535
Peabody Energy Corp.	7,911	154,502
		304,037

Commodity Chemicals–0.20%
LyondellBasell Industries N.V.–Class A	1,918	153,977

Communications Equipment–1.22%
Cisco Systems, Inc.	7,186	161,326
F5 Networks, Inc.(b)	1,793	162,912
Harris Corp.	2,230	155,676
Juniper Networks, Inc.(b)	7,034	158,757
Motorola Solutions, Inc.	2,247	151,672
QUALCOMM, Inc.	2,014	149,540
		939,883

Computer & Electronics Retail–0.38%
Best Buy Co., Inc.	3,607	143,847
GameStop Corp.–Class A	3,090	152,214
		296,061

Computer Hardware–0.39%
Apple Inc.	263	147,572
Hewlett–Packard Co.	5,460	152,771
		300,343

Computer Storage & Peripherals–1.02%
EMC Corp.	6,274	157,791
NetApp, Inc.	3,675	151,190
SanDisk Corp.	2,215	156,246
Seagate Technology PLC	2,923	164,156
Western Digital Corp.	1,848	155,047
		784,430

	Shares	Value
Construction & Engineering–0.62%
Fluor Corp.	1,954	$156,887
Jacobs Engineering Group, Inc.(b)	2,575	162,199
Quanta Services, Inc.(b)	5,087	160,546
		479,632

Construction & Farm Machinery & Heavy Trucks–1.01%
Caterpillar Inc.	1,698	154,196
Cummins Inc.	1,123	158,309
Deere & Co.	1,676	153,069
Joy Global Inc.	2,730	159,678
PACCAR Inc.	2,602	153,960
		779,212

Construction Materials–0.20%
Vulcan Materials Co.	2,604	154,730

Consumer Electronics–0.38%
Garmin Ltd.	3,137	144,992
Harman International Industries, Inc.	1,850	151,423
		296,415

Consumer Finance–0.80%
American Express Co.	1,746	158,415
Capital One Financial Corp.	2,045	156,667
Discover Financial Services	2,756	154,198
SLM Corp.	5,675	149,139
		618,419

Data Processing & Outsourced Services–2.01%
Alliance Data Systems Corp.(b)	582	153,025
Automatic Data Processing, Inc.	1,898	153,377
Computer Sciences Corp.	2,793	156,073
Fidelity National Information Services, Inc.	2,878	154,491
Fiserv, Inc.(b)	2,613	154,298
MasterCard, Inc.–Class A	185	154,560
Paychex, Inc.	3,428	156,077
Total System Services, Inc.	4,671	155,451
Visa Inc.–Class A	704	156,767
Western Union Co. (The)	8,909	153,680
		1,547,799

Department Stores–0.59%
Kohl’s Corp.	2,702	153,338
Macy’s, Inc.	2,843	151,816
Nordstrom, Inc.	2,432	150,298
		455,452

Distillers & Vintners–0.58%
Beam Inc.	2,222	151,229
Brown–Forman Corp.–Class B	1,992	150,536
Constellation Brands, Inc.–Class A(b)	2,108	148,361
		450,126

Distributors–0.19%
Genuine Parts Co.	1,801	149,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Diversified Banks–0.59%
Comerica Inc.	3,245	$154,267
U.S. Bancorp	3,742	151,177
Wells Fargo & Co.	3,342	151,727
		457,171

Diversified Chemicals–0.81%
Dow Chemical Co. (The)	3,535	156,954
E. I. du Pont de Nemours and Co.	2,426	157,617
Eastman Chemical Co.	2,011	162,288
FMC Corp.	1,994	150,467
		627,326

Diversified Metals & Mining–0.21%
Freeport–McMoRan Copper & Gold Inc.	4,256	160,621

Diversified REIT’s–0.19%
Vornado Realty Trust	1,667	148,013

Diversified Support Services–0.40%
Cintas Corp.	2,637	157,139
Iron Mountain Inc.	4,956	150,414
		307,553

Drug Retail–0.39%
CVS Caremark Corp.	2,171	155,378
Walgreen Co.	2,563	147,219
		302,597

Electric Utilities–2.52%
American Electric Power Co., Inc.	3,207	149,895
Duke Energy Corp.	2,143	147,888
Edison International	3,199	148,114
Entergy Corp.	2,388	151,089
Exelon Corp.	5,276	144,510
FirstEnergy Corp.	4,609	152,005
NextEra Energy, Inc.	1,766	151,205
Northeast Utilities	3,514	148,958
Pepco Holdings, Inc.	7,838	149,941
Pinnacle West Capital Corp.	2,768	146,482
PPL Corp.	4,997	150,360
Southern Co. (The)	3,642	149,723
Xcel Energy, Inc.	5,269	147,216
		1,937,386

Electrical Components & Equipment–1.01%
AMETEK, Inc.	2,966	156,219
Eaton Corp. PLC	2,059	156,731
Emerson Electric Co.	2,208	154,958
Rockwell Automation, Inc.	1,322	156,208
Roper Industries, Inc.	1,124	155,876
		779,992

Electronic Components–0.40%
Amphenol Corp.–Class A	1,723	153,657
Corning Inc.	8,637	153,911
		307,568

	Shares	Value
Electronic Equipment & Instruments–0.20%
FLIR Systems, Inc.	5,093	$153,299

Electronic Manufacturing Services–0.37%
Jabil Circuit, Inc.	7,634	133,137
TE Connectivity Ltd. (Switzerland)	2,811	154,914
		288,051

Environmental & Facilities Services–0.57%
Republic Services, Inc.	4,307	142,992
Stericycle, Inc.(b)	1,275	148,117
Waste Management, Inc.	3,350	150,315
		441,424

Fertilizers & Agricultural Chemicals–0.60%
CF Industries Holdings, Inc.	647	150,777
Monsanto Co.	1,320	153,846
Mosaic Co. (The)	3,324	157,125
		461,748

Food Distributors–0.19%
Sysco Corp.	4,029	145,447

Food Retail–0.57%
Kroger Co. (The)	3,661	144,719
Safeway Inc.	4,361	142,038
Whole Foods Market, Inc.	2,609	150,879
		437,636

Footwear–0.20%
NIKE, Inc.–Class B	1,913	150,438

Gas Utilities–0.40%
AGL Resources Inc.	3,205	151,372
ONEOK, Inc.	2,492	154,953
		306,325

General Merchandise Stores–0.77%
Dollar General Corp.(b)	2,416	145,733
Dollar Tree, Inc.(b)	2,623	147,990
Family Dollar Stores, Inc.	2,285	148,456
Target Corp.	2,344	148,305
		590,484

Gold–0.19%
Newmont Mining Corp.	6,279	144,605

Health Care Distributors–0.78%
AmerisourceBergen Corp.	2,135	150,112
Cardinal Health, Inc.	2,225	148,652
McKesson Corp.	928	149,779
Patterson Cos. Inc.	3,623	149,268
		597,811

Health Care Equipment–2.77%
Abbott Laboratories	4,016	153,933
Baxter International Inc.	2,205	153,358
Becton, Dickinson and Co.	1,385	153,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Equipment–(continued)
Boston Scientific Corp.(b)	12,834	$154,265
C.R. Bard, Inc.	1,093	146,396
CareFusion Corp.(b)	3,791	150,958
Covidien PLC	2,231	151,931
Edwards Lifesciences Corp.(b)	2,379	156,443
Intuitive Surgical, Inc.(b)	402	154,400
Medtronic, Inc.	2,615	150,075
St. Jude Medical, Inc.	2,520	156,114
Stryker Corp.	2,042	153,436
Varian Medical Systems, Inc.(b)	1,912	148,543
Zimmer Holdings, Inc.	1,621	151,061
		2,133,942

Health Care Facilities–0.20%
Tenet Healthcare Corp.(b)	3,623	152,601

Health Care Services–0.78%
DaVita HealthCare Partners Inc.(b)	2,424	153,609
Express Scripts Holding Co.(b)	2,194	154,107
Laboratory Corp. of America Holdings(b)	1,639	149,755
Quest Diagnostics Inc.	2,696	144,344
		601,815

Health Care Supplies–0.19%
DENTSPLY International Inc.	3,055	148,106

Health Care Technology–0.20%
Cerner Corp.(b)	2,698	150,387

Home Entertainment Software–0.20%
Electronic Arts Inc.(b)	6,578	150,899

Home Furnishings–0.40%
Leggett & Platt, Inc.	5,014	155,133
Mohawk Industries, Inc.(b)	1,046	155,750
		310,883

Home Improvement Retail–0.40%
Home Depot, Inc. (The)	1,849	152,247
Lowe’s Cos., Inc.	3,102	153,704
		305,951

Homebuilding–0.65%
D.R. Horton, Inc.(b)	7,679	171,395
Lennar Corp.–Class A	4,176	165,202
PulteGroup Inc.	8,080	164,590
		501,187

Homefurnishing Retail–0.20%
Bed Bath & Beyond Inc.(b)	1,910	153,373

Hotels, Resorts & Cruise Lines–0.81%
Carnival Corp.	4,061	163,130
Marriott International Inc.–Class A	3,138	154,892
Starwood Hotels & Resorts Worldwide, Inc.	1,970	156,517
Wyndham Worldwide Corp.	2,070	152,538
		627,077

	Shares	Value
Household Appliances–0.20%
Whirlpool Corp.	981	$153,880

Household Products–0.76%
Clorox Co. (The)	1,566	145,262
Colgate–Palmolive Co.	2,284	148,940
Kimberly–Clark Corp.	1,406	146,871
Procter & Gamble Co. (The)	1,783	145,154
		586,227

Housewares & Specialties–0.20%
Newell Rubbermaid Inc.	4,752	154,012

Human Resource & Employment Services–0.20%
Robert Half International, Inc.	3,717	156,077

Hypermarkets & Super Centers–0.38%
Costco Wholesale Corp.	1,239	147,453
Wal–Mart Stores, Inc.	1,872	147,308
		294,761

Independent Power Producers & Energy Traders–0.40%
AES Corp. (The)	10,680	154,967
NRG Energy, Inc.	5,229	150,177
		305,144

Industrial Conglomerates–0.61%
3M Co.	1,155	161,989
Danaher Corp.	1,975	152,470
General Electric Co.(d)	5,445	152,623
		467,082

Industrial Gases–0.59%
Air Products and Chemicals, Inc.	1,356	151,574
Airgas, Inc.	1,374	153,682
Praxair, Inc.	1,175	152,785
		458,041

Industrial Machinery–2.02%
Dover Corp.	1,630	157,360
Flowserve Corp.	2,020	159,237
Illinois Tool Works Inc.	1,850	155,548
Ingersoll–Rand PLC(b)	2,572	158,435
Pall Corp.	1,789	152,691
Parker Hannifin Corp.	1,228	157,970
Pentair Ltd.	2,088	162,175
Snap–on Inc.	1,407	154,095
Stanley Black & Decker Inc.	1,815	146,452
Xylem, Inc.	4,323	149,576
		1,553,539

Industrial REIT’s–0.19%
Prologis, Inc.	4,028	148,835

Insurance Brokers–0.39%
Aon PLC (United Kingdom)	1,790	150,163
Marsh & McLennan Cos., Inc.	3,093	149,578
		299,741

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Integrated Oil & Gas–0.99%
Chevron Corp.	1,218	$152,140
Exxon Mobil Corp.	1,533	155,140
Hess Corp.	1,850	153,550
Murphy Oil Corp.	2,319	150,457
Occidental Petroleum Corp.	1,603	152,445
		763,732

Integrated Telecommunication Services–0.98%
AT&T Inc.	4,318	151,821
CenturyLink Inc.	4,756	151,478
Frontier Communications Corp.	32,925	153,101
Verizon Communications Inc.	3,055	150,123
Windstream Holdings Inc.	18,365	146,553
		753,076

Internet Retail–0.98%
Amazon.com, Inc.(b)	380	151,540
Expedia, Inc.	2,330	162,308
Netflix Inc.(b)	396	145,795
Priceline.com Inc.(b)	125	145,300
TripAdvisor Inc.(b)	1,795	148,680
		753,623

Internet Software & Services–1.19%
Akamai Technologies, Inc.(b)	3,196	150,787
eBay Inc.(b)	2,835	155,613
Facebook Inc.–Class A(b)	2,741	149,823
Google Inc.–Class A(b)	138	154,658
VeriSign, Inc.(b)	2,562	153,157
Yahoo! Inc.(b)	3,678	148,738
		912,776

Investment Banking & Brokerage–0.79%
Charles Schwab Corp. (The)	5,897	153,322
E*TRADE Financial Corp.(b)	7,859	154,351
Goldman Sachs Group, Inc. (The)	867	153,685
Morgan Stanley	4,701	147,423
		608,781

IT Consulting & Other Services–0.83%
Accenture PLC–Class A	1,977	162,549
Cognizant Technology Solutions Corp.– Class A(b)	1,562	157,731
International Business Machines Corp.	845	158,496
Teradata Corp.(b)	3,565	162,172
		640,948

Leisure Products–0.40%
Hasbro, Inc.	2,823	155,293
Mattel, Inc.	3,221	153,255
		308,548

Life & Health Insurance–1.37%
Aflac, Inc.	2,216	148,029
Lincoln National Corp.	2,869	148,098
MetLife, Inc.	2,855	153,942

	Shares	Value
Life & Health Insurance–(continued)
Principal Financial Group, Inc.	3,040	$149,902
Prudential Financial, Inc.	1,656	152,716
Torchmark Corp.	1,927	150,595
Unum Group	4,310	151,195
		1,054,477

Life Sciences Tools & Services–0.99%
Agilent Technologies, Inc.	2,649	151,496
Life Technologies Corp.(b)	1,932	146,446
PerkinElmer, Inc.	3,751	154,654
Thermo Fisher Scientific, Inc.	1,441	160,455
Waters Corp.(b)	1,521	152,100
		765,151

Managed Health Care–1.00%
Aetna Inc.	2,248	154,190
Cigna Corp.	1,755	153,528
Humana Inc.	1,462	150,908
UnitedHealth Group Inc.	2,074	156,172
WellPoint, Inc.	1,665	153,829
		768,627

Metal & Glass Containers–0.40%
Ball Corp.	2,928	151,260
Owens–Illinois, Inc.(b)	4,305	154,033
		305,293

Motorcycle Manufacturers–0.19%
Harley–Davidson, Inc.	2,165	149,905

Movies & Entertainment–0.82%
Time Warner Inc.	2,230	155,476
Twenty–First Century Fox, Inc. -Class A	4,439	156,164
Viacom Inc.–Class B	1,799	157,125
Walt Disney Co. (The)	2,099	160,363
		629,128

Multi-Line Insurance–0.98%
American International Group, Inc.	2,939	150,036
Assurant, Inc.	2,275	150,992
Genworth Financial Inc.–Class A(b)	9,758	151,542
Hartford Financial Services Group, Inc. (The)	4,174	151,224
Loews Corp.	3,139	151,425
		755,219

Multi-Sector Holdings–0.20%
Leucadia National Corp.	5,373	152,271

Multi-Utilities–2.72%
Ameren Corp.	4,189	151,474
CenterPoint Energy, Inc.	6,445	149,395
CMS Energy Corp.	5,576	149,270
Consolidated Edison, Inc.	2,690	148,703
Dominion Resources, Inc.	2,299	148,722
DTE Energy Co.	2,236	148,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Multi-Utilities–(continued)
Integrys Energy Group, Inc.	2,752	$149,736
NiSource Inc.	4,724	155,325
PG&E Corp.	3,615	145,612
Public Service Enterprise Group Inc.	4,588	147,000
SCANA Corp.	3,140	147,360
Sempra Energy	1,689	151,605
TECO Energy, Inc.	8,673	149,523
Wisconsin Energy Corp.	3,606	149,072
		2,091,245

Office Electronics–0.20%
Xerox Corp.	12,902	157,017

Office REIT’s–0.19%
Boston Properties, Inc.	1,484	148,949

Office Services & Supplies–0.20%
Pitney Bowes Inc.	6,572	153,128

Oil & Gas Drilling–1.37%
Diamond Offshore Drilling, Inc.	2,601	148,049
Ensco PLC–Class A	2,535	144,951
Helmerich & Payne, Inc.	1,837	154,455
Nabors Industries Ltd.	9,282	157,701
Noble Corp. PLC	3,999	149,843
Rowan Cos. PLC–Class A(b)	4,345	153,639
Transocean Ltd.	3,031	149,792
		1,058,430

Oil & Gas Equipment & Services–1.18%
Baker Hughes Inc.	2,773	153,236
Cameron International Corp.(b)	2,606	155,135
FMC Technologies, Inc.(b)	2,834	147,963
Halliburton Co.	2,959	150,170
National Oilwell Varco Inc.	1,855	147,528
Schlumberger Ltd.	1,691	152,376
		906,408

Oil & Gas Exploration & Production–3.31%
Anadarko Petroleum Corp.	1,867	148,091
Apache Corp.	1,695	145,668
Cabot Oil & Gas Corp.	4,047	156,862
Chesapeake Energy Corp.	5,413	146,909
ConocoPhillips	2,105	148,718
Denbury Resources Inc.(b)	9,128	149,973
Devon Energy Corp.	2,468	152,695
EOG Resources, Inc.	918	154,077
EQT Corp.	1,667	149,663
Marathon Oil Corp.	4,083	144,130
Newfield Exploration Co.(b)	6,257	154,110
Noble Energy, Inc.	2,128	144,938
Pioneer Natural Resources Co.	812	149,465
QEP Resources Inc.	4,763	145,986
Range Resources Corp.	1,833	154,540

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co.(b)	3,789	$149,021
WPX Energy Inc.(b)	7,654	155,989
		2,550,835

Oil & Gas Refining & Marketing–0.81%
Marathon Petroleum Corp.	1,714	157,225
Phillips 66	2,041	157,423
Tesoro Corp.	2,596	151,866
Valero Energy Corp.	3,168	159,667
		626,181

Oil & Gas Storage & Transportation–0.63%
Kinder Morgan Inc.	4,452	160,272
Spectra Energy Corp.	4,400	156,728
Williams Cos., Inc. (The)	4,268	164,617
		481,617

Other Diversified Financial Services–0.59%
Bank of America Corp.	9,628	149,908
Citigroup Inc.	2,867	149,399
JPMorgan Chase & Co.	2,602	152,165
		451,472

Packaged Foods & Meats–2.34%
Campbell Soup Co.	3,586	155,202
ConAgra Foods, Inc.	4,615	155,526
General Mills, Inc.	2,944	146,935
Hershey Co. (The)	1,540	149,734
Hormel Foods Corp.	3,308	149,422
JM Smucker Co. (The)	1,455	150,767
Kellogg Co.	2,416	147,545
Kraft Foods Group, Inc.	2,778	149,790
McCormick & Co., Inc.	2,160	148,867
Mead Johnson Nutrition Co.	1,757	147,166
Mondelez International Inc.–Class A	4,318	152,426
Tyson Foods, Inc.–Class A	4,415	147,726
		1,801,106

Paper Packaging–0.80%
Avery Dennison Corp.	3,003	150,721
Bemis Co., Inc.	3,739	153,149
MeadWestvaco Corp.	4,157	153,518
Sealed Air Corp.	4,589	156,255
		613,643

Paper Products–0.19%
International Paper Co.	3,055	149,787

Personal Products–0.39%
Avon Products, Inc.	8,668	149,263
Estee Lauder Cos. Inc. (The)–Class A	2,012	151,544
		300,807

Pharmaceuticals–2.57%
AbbVie Inc.	2,791	147,393
Actavis PLC(b)	914	153,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Pharmaceuticals–(continued)
Allergan, Inc.	1,513	$168,064
Bristol–Myers Squibb Co.	2,881	153,125
Eli Lilly and Co.	2,959	150,909
Forest Laboratories, Inc.(b)	2,635	158,179
Hospira, Inc.(b)	3,664	151,250
Johnson & Johnson	1,599	146,453
Merck & Co., Inc.	3,021	151,201
Mylan Inc.(b)	3,498	151,813
Perrigo Co. PLC	962	147,629
Pfizer Inc.	4,832	148,004
Zoetis Inc.	4,628	151,289
		1,978,861

Property & Casualty Insurance–1.58%
ACE Ltd.	1,472	152,396
Allstate Corp. (The)	2,767	150,912
Berkshire Hathaway Inc.–Class B(b)	1,281	151,875
Chubb Corp. (The)	1,571	151,806
Cincinnati Financial Corp.	2,853	149,412
Progressive Corp. (The)	5,570	151,894
Travelers Cos., Inc. (The)	1,689	152,922
XL Group PLC	4,930	156,971
		1,218,188

Publishing–0.61%
Gannett Co., Inc.	5,582	165,115
Graham Holdings Co.–Class B(b)	237	157,207
News Corp.–Class A(b)	8,246	148,593
		470,915

Railroads–0.80%
CSX Corp.	5,301	152,510
Kansas City Southern	1,244	154,044
Norfolk Southern Corp.	1,660	154,098
Union Pacific Corp.	908	152,544
		613,196

Real Estate Services–0.20%
CBRE Group, Inc.–Class A(b)	5,901	155,196

Regional Banks–1.78%
BB&T Corp.	4,136	154,355
Fifth Third Bancorp	7,240	152,257
Huntington Bancshares Inc.	15,618	150,714
KeyCorp	11,210	150,438
M&T Bank Corp.	1,284	149,483
PNC Financial Services Group, Inc. (The)	1,939	150,428
Regions Financial Corp.	15,340	151,713
SunTrust Banks, Inc.	4,177	153,755
Zions Bancorp.	5,134	153,815
		1,366,958

Research & Consulting Services–0.59%
Dun & Bradstreet Corp. (The)	1,268	155,647
Equifax Inc.	2,189	151,238

	Shares	Value
Research & Consulting Services–(continued)
Nielsen Holdings N.V.	3,203	$146,986
		453,871

Residential REIT’s–0.57%
Apartment Investment & Management Co.–Class A	5,695	147,557
AvalonBay Communities, Inc.	1,225	144,832
Equity Residential	2,799	145,184
		437,573

Restaurants–0.99%
Chipotle Mexican Grill, Inc.(b)	284	151,310
Darden Restaurants, Inc.	2,831	153,922
McDonald’s Corp.	1,547	150,105
Starbucks Corp.	1,914	150,038
Yum! Brands, Inc.	2,035	153,866
		759,241

Retail REIT’s–0.75%
General Growth Properties, Inc.	7,129	143,079
Kimco Realty Corp.	7,266	143,504
Macerich Co. (The)	2,498	147,107
Simon Property Group, Inc.	963	146,530
		580,220

Security & Alarm Services–0.41%
ADT Corp. (The)	3,767	152,450
Tyco International Ltd.	3,914	160,631
		313,081

Semiconductor Equipment–0.60%
Applied Materials, Inc.	8,741	154,628
KLA–Tencor Corp.	2,389	153,995
Lam Research Corp.(b)	2,862	155,836
		464,459

Semiconductors–2.45%
Altera Corp.	4,741	154,225
Analog Devices, Inc.	3,019	153,758
Broadcom Corp.–Class A	5,218	154,714
First Solar, Inc.(b)	2,717	148,457
Intel Corp.	5,990	155,500
Linear Technology Corp.	3,371	153,549
LSI Corp.	18,481	203,661
Microchip Technology Inc.	3,519	157,475
Micron Technology, Inc.(b)	6,333	137,806
NVIDIA Corp.	9,719	155,698
Texas Instruments Inc.	3,499	153,641
Xilinx, Inc.	3,373	154,888
		1,883,372

Soft Drinks–1.00%
Coca–Cola Co. (The)	3,726	153,921
Coca–Cola Enterprises, Inc.	3,594	158,603
Dr Pepper Snapple Group, Inc.	3,071	149,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

	Shares	Value
Soft Drinks–(continued)
Monster Beverage Corp.(b)	2,378	$161,157
PepsiCo, Inc.	1,805	149,707
		773,007

Specialized Consumer Services–0.20%
H&R Block, Inc.	5,212	151,356

Specialized Finance–0.98%
CME Group Inc.–Class A	1,792	140,600
IntercontinentalExchange Group, Inc.	662	148,897
McGraw Hill Financial, Inc.	2,024	158,277
Moody’s Corp.	2,035	159,686
NASDAQ OMX Group, Inc. (The)	3,792	150,922
		758,382

Specialized REIT’s–1.57%
American Tower Corp.	1,912	152,616
HCP, Inc.	4,086	148,403
Health Care REIT, Inc.	2,711	145,228
Host Hotels & Resorts Inc.	8,061	156,706
Plum Creek Timber Co., Inc.	3,288	152,925
Public Storage	977	147,058
Ventas, Inc.	2,611	149,558
Weyerhaeuser Co.	4,870	153,746
		1,206,240

Specialty Chemicals–0.98%
Ecolab Inc.	1,424	148,480
International Flavors & Fragrances Inc.	1,725	148,316
PPG Industries, Inc.	798	151,349
Sherwin–Williams Co. (The)	821	150,653
Sigma–Aldrich Corp.	1,633	153,518
		752,316

Specialty Stores–0.58%
PetSmart, Inc.	2,020	146,955
Staples, Inc.	9,458	150,288
Tiffany & Co.	1,636	151,788
		449,031

Steel–0.82%
Allegheny Technologies, Inc.	4,460	158,910
Cliffs Natural Resources Inc.	6,218	162,974
Nucor Corp.	2,833	151,225
United States Steel Corp.	5,352	157,884
		630,993

	Shares	Value
Systems Software–1.04%
CA, Inc.	4,538	$152,704
Microsoft Corp.	3,984	149,121
Oracle Corp.	4,399	168,306
Red Hat, Inc.(b)	3,125	175,125
Symantec Corp.	6,611	155,887
		801,143

Thrifts & Mortgage Finance–0.39%
Hudson City Bancorp, Inc.	15,959	150,494
People’s United Financial Inc.	10,036	151,744
		302,238

Tires & Rubber–0.20%
Goodyear Tire & Rubber Co. (The)	6,462	154,119

Tobacco–0.78%
Altria Group, Inc.	3,940	151,257
Lorillard, Inc.	2,915	147,732
Philip Morris International Inc.	1,714	149,341
Reynolds American Inc.	2,985	149,220
		597,550

Trading Companies & Distributors–0.39%
Fastenal Co.	3,160	150,131
W.W. Grainger, Inc.	580	148,144
		298,275

Trucking–0.21%
Ryder System, Inc.	2,159	159,291

Wireless Telecommunication Services–0.19%
Crown Castle International Corp.(b)	1,977	145,171
Total Common Stocks & Other Equity Interests (Cost $29,501,463)		76,247,943

Money Market Funds–1.03%
Liquid Assets Portfolio– Institutional Class(e)	397,308	397,308
Premier Portfolio–Institutional Class(e)	397,308	397,308
Total Money Market Funds (Cost $794,616)		794,616
TOTAL INVESTMENTS–100.05% (Cost $30,296,079)		77,042,559
OTHER ASSETS LESS LIABILITIES–(0.05)%		(39,472)
NET ASSETS–100.00%		$77,003,087

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 5.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $29,434,214)	$76,094,080
Investments in affiliates, at value (Cost $861,865)	948,479
Total investments, at value (Cost $30,296,079)	77,042,559
Receivable for:
Variation margin	2,880
Dividends	100,815
Investment for trustee deferred compensation and retirement plans	23,403
Other assets	566
Total assets	77,170,223

Liabilities:
Payable for:
Fund shares reacquired	11,770
Amount due custodian	38,487
Accrued fees to affiliates	61,668
Accrued trustees’ and officers’ fees and benefits	1,072
Accrued other operating expenses	29,132
Trustee deferred compensation and retirement plans	25,007
Total liabilities	167,136
Net assets applicable to shares outstanding	$77,003,087

Net assets consist of:
Shares of beneficial interest	$19,409,495
Undistributed net investment income	857,484
Undistributed net realized gain	9,981,164
Net unrealized appreciation	46,754,944
$77,003,087

Net Assets:
Series I	$38,143,567
Series II	$38,859,520

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	1,800,922
Series II	1,864,643
Series I:
Net asset value per share	$21.18
Series II:
Net asset value per share	$20.84

Investment income:
Dividends (net of foreign withholding taxes of $566)	$1,312,703
Dividends from affiliates (includes securities lending income of $12,792)	17,237
Total investment income	1,329,940

Expenses:
Advisory fees	91,235
Administrative services fees	200,164
Custodian fees	57,414
Distribution fees — Series II	96,490
Transfer agent fees	2,452
Trustees’ and officers’ fees and benefits	26,994
Professional services fees	39,087
Other	32,342
Total expenses	546,178
Less: Fees waived	(661)
Net expenses	545,517
Net investment income	784,423

Realized and unrealized gain from:
Net realized gain from:
Investment securities	11,583,195
Futures contracts	139,319
11,722,514
Change in net unrealized appreciation of:
Investment securities	10,256,962
Futures contracts	6,140
10,263,102
Net realized and unrealized gain	21,985,616
Net increase in net assets resulting from operations	$22,770,039

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$784,423	$1,173,030
Net realized gain	11,722,514	9,683,974
Change in net unrealized appreciation	10,263,102	1,169,229
Net increase in net assets resulting from operations	22,770,039	12,026,233

Distributions to shareholders from net investment income:
Series I	(621,458)	(624,483)
Series ll	(536,809)	(555,223)
Total distributions from net investment income	(1,158,267)	(1,179,706)

Distributions to shareholders from net realized gains:
Series l	(4,709,760)	(4,763,390)
Series ll	(4,814,561)	(5,162,134)
Total distributions from net realized gains	(9,524,321)	(9,925,524)

Share transactions–net:
Series l	(2,701,510)	(1,430,456)
Series ll	(3,659,148)	(5,735,184)
Net increase (decrease) in net assets resulting from share transactions	(6,360,658)	(7,165,640)
Net increase (decrease) in net assets	5,726,793	(6,244,637)

Net assets:
Beginning of year	71,276,294	77,520,931
End of year (includes undistributed net investment income of $857,484 and $1,188,219, respectively)	$77,003,087	$71,276,294

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Equally-Weighted S&P 500 Fund

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and

Invesco V.I. Equally-Weighted S&P 500 Fund

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Invesco V.I. Equally-Weighted S&P 500 Fund

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $661.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $150,164 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$77,042,559	$—	$—	$77,042,559
Futures*	8,464	—	—	8,464
Total Investments	$77,051,023	$—	$—	$77,051,023

*	Unrealized appreciation.

NOTE 4—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2013.

	Value 12/31/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 12/31/13	Dividend Income
Invesco Ltd.	$143,130	$21,213	$(62,482)	$39,031	$12,971	$153,863	$4,120

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Futures contracts(a)	$8,464	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures*
Realized Gain
Equity risk	$139,319
Change in Unrealized Appreciation
Equity risk	6,140
Total	$145,459

*	The average notional value of futures contracts outstanding during the period was $489,559, respectively.

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	9	March-2014	$828,495	$8,464

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$8,464	$—	$8,464	$—	$—	$8,464

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—	$—	$—

*	Includes cumulative appreciated (depreciation) of futures contracts.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$2,112,938	$1,179,706
Long-term capital gain	8,569,650	9,925,524
Total distributions	$10,682,588	$11,105,230

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,904,944
Undistributed long-term gain	10,226,348
Net unrealized appreciation — investments	45,484,232
Temporary book/tax differences	(21,932)
Shares of beneficial interest	19,409,495
Total net assets	$77,003,087

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $13,759,422 and $30,041,544, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$45,615,706
Aggregate unrealized (depreciation) of investment securities	(131,474)
Net unrealized appreciation of investment securities	$45,484,232

Cost of investments for tax purposes is $31,558,327.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of REIT distributions, on December 31, 2013, undistributed net investment income was increased by $43,109 and undistributed net realized gain was decreased by $43,109. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	86,261	$1,732,320	20,002	$390,107
Series II	94,261	1,879,565	58,484	1,111,155

Issued as reinvestment of dividends:
Series I	273,536	5,331,218	302,180	5,387,873
Series II	278,863	5,351,370	325,034	5,717,357

Reacquired:
Series I	(473,906)	(9,765,048)	(371,514)	(7,208,436)
Series II	(531,180)	(10,890,083)	(655,598)	(12,563,696)
Net increase (decrease) in share activity	(272,165)	$(6,360,658)	(321,412)	$(7,165,640)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$18.23	$0.24	$5.94	$6.18	$(0.38)	$(2.85)	$(3.23)	$21.18	35.42%	$38,144	0.59	%(d)	0.59	%(d)	1.16	%(d)	18%
Year ended 12/31/12	18.33	0.33	2.73	3.06	(0.37)	(2.79)	(3.16)	18.23	17.09	34,914	0.46		0.59		1.69		23
Year ended 12/31/11	18.78	0.29	(0.40)	(0.11)	(0.34)	—	(0.34)	18.33	(0.36)	35,998	0.37		0.51		1.50		21
Year ended 12/31/10	15.69	0.26	3.07	3.33	(0.24)	—	(0.24)	18.78	21.51	43,669	0.35		0.40		1.59		21
Year ended 12/31/09	11.61	0.22	4.75	4.97	(0.34)	(0.55)	(0.89)	15.69	45.08	43,553	0.37	(e)	0.37	(e)	1.72	(e)	13
Series II
Year ended 12/31/13	17.98	0.19	5.84	6.03	(0.32)	(2.85)	(3.17)	20.84	35.04	38,860	0.84	(d)	0.84	(d)	0.91	(d)	18
Year ended 12/31/12	18.09	0.27	2.71	2.98	(0.30)	(2.79)	(3.09)	17.98	16.88	36,362	0.71		0.84		1.44		23
Year ended 12/31/11	18.53	0.23	(0.38)	(0.15)	(0.29)	—	(0.29)	18.09	(0.66)	41,523	0.62		0.76		1.25		21
Year ended 12/31/10	15.49	0.22	3.03	3.25	(0.21)	—	(0.21)	18.53	21.19	55,646	0.60		0.65		1.34		21
Year ended 12/31/09	11.45	0.19	4.69	4.88	(0.29)	(0.55)	(0.84)	15.49	44.79	57,578	0.62	(e)	0.62	(e)	1.47	(e)	13

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $37,434 and $38,596 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the year ended December 31, 2009.

Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,168.80	$3.17	$1,022.28	$2.96	0.58%
Series II	1,000.00	1,167.30	4.53	1,021.02	4.23	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,569,650
Corporate Dividends Received Deduction*	73.84%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Equally-Weighted S&P 500 Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Equity and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on

Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIEQI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Equity and Income Fund underperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. Both sector allocation and stock selection positively impacted overall performance

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	25.18%
Series II Shares	24.88
Barclays U.S. Government/Credit Index‚ (Style-Specific Index)	-2.35
Russell 1000 Value Index■ (Style-Specific Index)	32.53

Source(s): ‚Lipper Inc.; ■Invesco, Russell via FactSet Research Systems Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are undervalued, earning below their potential and out of favor with investors. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

    We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

    In short, we seek to benefit from market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that we believe may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher, despite uncertainty surrounding federal budget negotiations and implementation of sequestration spending cuts.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments on reducing the size of its bond buying program. This sell-off was brief but broad, and few asset classes were immune. However, markets stabilized in mid-summer, despite some volatility in August. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014; however, equities continued to rise, as the announcement was widely anticipated.

    For the year ended December 31, 2013, all major US equity market indexes and all sectors of the Russell 1000 Value Index posted double-digit returns.

    Strong stock selection within the financials sector was a large contributor to Fund performance versus the style-specific benchmark. Notably, the Fund’s lack of exposure to real estate was a large driver of Fund performance, as the real estate industry posted flat performance for the reporting period. Morgan Stanley and Charles Schwab boosted performance. Morgan Stanley’s earnings improved due to the firm’s improved financials as well as anticipation of increased dividends and share buybacks.

    Stock selection and an underweight position in the telecommunication services sector versus the style-specific benchmark helped the Fund’s relative performance. Not owning AT&T was the largest driver of relative performance, as the stock performed relatively poorly for the reporting period. Holding Vodafone Group benefited performance, as its stock price rose more than 64% for the year.

    Stock selection and an underweight position in the materials sector helped relative performance. Not owning New-mont Mining boosted Fund performance, because margins and earnings were negatively affected by gold and other metals’ declines during 2013. Dow Chemical was

Portfolio Composition
By security type
Common Stocks and Other Equity Interests	62.5%
Bonds and Notes	19.1
U.S. Treasury Securities	8.7
Sectors Each Less Than 1% of Portfolio	1.4
Money Market Funds Plus Other Assets Less Liabilities	8.3

Top 10 Equity Holdings*
1. JPMorgan Chase & Co.	2.9%
2. Citigroup Inc.	2.4
3. General Electric Co.	1.6
4. eBay Inc.	1.6
5. Viacom Inc.-Class B	1.6
6. Morgan Stanley	1.5
7. Comcast Corp.-Class A	1.4
8. Royal Dutch Shell PLC-Class A	1.3
9. Marsh & McLennan Cos., Inc.	1.2
10. Applied Materials, Inc.	1.2

Top Five Industries*
1. Other Diversified Financial Services	7.2%
2. Pharmaceuticals	4.6
3. Investment Banking & Brokerage	4.4
4. Integrated Oil & Gas	3.3
5. Cable & Satellite	2.8

Total Net Assets	$1.3 billion

Total Number of Holdings*	403

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Equity and Income Fund

a large contributor, as investors cheered the company’s announcement in December that it would divest low-margin assets to focus on higher margin businesses.

    An underweight position in the utilities sector contributed to relative Fund performance because it was the second-worst performing sector for the style-specific benchmark.

    An underweight position and select holdings in the energy sector were large contributors to Fund performance for the reporting period. A large contributor to relative Fund performance was an underweight position in Exxon Mobil, as the stock delivered low single-digit returns for the year, underperforming both the energy sector and the style-specific benchmark. Chevron and Halliburton were among the top performing holdings within this sector. Halliburton posted returns of over 40%, assisted by stock buybacks and an announced 39% increase in dividends, confirming management’s commitment to increasing shareholder return. We sold Exxon Mobil and Chevron during the year.

    Overweight exposure to consumer discretionary stocks enhanced relative performance. More specifically, media stocks helped performance with holdings like Viacom rising more than 68% for the year, when the company posted consecutive quarters of strong profits largely from the film unit.

    The Fund attempts to remain fully invested, targeting cash below 5% of total net assets under normal market environments. Even though we had average cash positions within our acceptable range during the reporting period, cash detracted from Fund performance in a strong equity market.

    Stock selection and an underweight position in the industrials sector detracted from Fund performance. More specifically, select holdings within the commercial and professional services industry and having very little exposure to transportation detracted the most from performance. ADT posted negative returns for the year. Although ADT reported earnings in line with estimates for most of the reporting period, management gave guidance for slower revenue growth toward the end of the year.

    Stock selection within the information technology sector detracted from relative performance. Specifically, strong performance from holdings like Adobe Systems was offset by poor performance from eBay. eBay provided weak guidance on profit and revenue through December. Having little exposure to technology hardware and equipment companies hurt relative performance because the industry performed well over the reporting period.

    Stock selection within consumer staples hindered relative performance for the year. Non-benchmark holdings Unilever and Coca-Cola posted single-digit returns for the reporting period, underperforming the sector and style-specific benchmark. We sold Coca-Cola during the year.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slight negative impact on the Fund’s performance relative to the Russell 1000 Value Index for the year.

    The Fund’s allocation to investment grade corporate, government agency and US Treasury bonds was a valuable source of income, helping dampen overall portfolio volatility. However, they still posted a slight negative return due to rising interest rates during the reporting period. This detracted from performance versus the benchmark because bonds meaningfully underperformed equities during the year. The allocation to convertible bonds provided positive absolute returns while detracting from relative performance, as convertible bonds underperformed the Russell 1000 Value Index.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing its asset purchases and resulting rising rates that may occur. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Equity and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Equity and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Chuck Burge Portfolio manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Mary Jayne Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equity and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco V.I. Equity and Income Fund. He joined Invesco in 2010. Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Equity and Income Fund. He joined
Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco V.I. Equity and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
10 Years	7.49%
5 Years	13.83
1 Year	25.18

Series II Shares
Inception (4/30/03)	8.55%
10 Years	7.43
5 Years	13.71
1 Year	24.88

Effective June 1, 2010, Class II shares of the predecessor fund, Universal Institutional Funds Equity and Income Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series II shares of Invesco Van Kampen V.I. Equity and Income Fund (renamed Invesco V.I. Equity and Income Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Equity and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I shares performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares. Class II shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is April 30, 2003.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.67% and 0.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Equity and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

continued from next page

charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this

report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund’s investment objectives are both capital appreciation and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The Barclays U.S. Government/Credit Index includes Treasuries and agencies that represent the government portion of the index, and includes publically issued US corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer continued on previous page

Invesco V.I. Equity and Income Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–62.49%
Aerospace & Defense–0.55%
General Dynamics Corp.	74,920	$7,158,606

Agricultural Products–0.82%
Archer-Daniels-Midland Co.	246,669	10,705,435

Apparel Retail–0.52%
Abercrombie & Fitch Co.–Class A	206,796	6,805,656

Application Software–1.21%
Adobe Systems Inc.(b)	263,496	15,778,141

Asset Management & Custody Banks–1.36%
Northern Trust Corp.	140,543	8,698,206
State Street Corp.	124,029	9,102,489
		17,800,695

Automobile Manufacturers–0.91%
General Motors Co.(b)	290,623	11,877,762

Biotechnology–0.98%
Amgen Inc.	111,987	12,784,436

Building Products–0.16%
Allegion PLC(b)	47,828	2,113,534

Cable & Satellite–2.46%
Comcast Corp.–Class A	338,929	17,612,445
Time Warner Cable Inc.	106,749	14,464,490
		32,076,935

Diversified Banks–1.43%
Comerica Inc.	181,475	8,627,322
Wells Fargo & Co.	221,695	10,064,953
		18,692,275

Diversified Chemicals–0.90%
Dow Chemical Co. (The)	263,388	11,694,427

Diversified Metals & Mining–0.44%
Freeport-McMoRan Copper & Gold Inc.	151,139	5,703,986

Electric Utilities–0.95%
Edison International	77,794	3,601,862
FirstEnergy Corp.	65,814	2,170,546
Pinnacle West Capital Corp.	123,934	6,558,587
		12,330,995

Electronic Components–0.75%
Corning Inc.	549,605	9,793,961

Food Distributors–0.72%
Sysco Corp.	261,724	9,448,236

Health Care Equipment–0.97%
Medtronic, Inc.	220,183	12,636,302

	Shares	Value
Hotels, Resorts & Cruise Lines–1.03%
Carnival Corp.	333,801	$13,408,786

Household Products–1.04%
Procter & Gamble Co. (The)	166,924	13,589,283

Industrial Conglomerates–1.59%
General Electric Co.	737,996	20,686,028

Industrial Machinery–0.63%
Ingersoll-Rand PLC	133,707	8,236,351

Insurance Brokers–2.30%
Aon PLC (United Kingdom)	95,398	8,002,938
Marsh & McLennan Cos., Inc.	336,229	16,260,034
Willis Group Holdings PLC	128,950	5,778,250
		30,041,222

Integrated Oil & Gas–3.16%
Occidental Petroleum Corp.	105,141	9,998,909
Royal Dutch Shell PLC–Class A (United Kingdom)	486,459	17,471,379
Total S.A. (France)	223,751	13,707,965
		41,178,253

Integrated Telecommunication Services–0.30%
Verizon Communications Inc.	80,755	3,968,301

Internet Software & Services–1.58%
eBay Inc.(b)	374,380	20,549,718

Investment Banking & Brokerage–3.14%
Charles Schwab Corp. (The)	512,381	13,321,906
Goldman Sachs Group, Inc. (The)	46,095	8,170,800
Morgan Stanley	621,140	19,478,950
		40,971,656

IT Consulting & Other Services–0.60%
Amdocs Ltd.	189,081	7,797,700

Managed Health Care–1.97%
Cigna Corp.	84,333	7,377,451
UnitedHealth Group Inc.	110,449	8,316,810
WellPoint, Inc.	108,709	10,043,624
		25,737,885

Movies & Entertainment–1.99%
Time Warner Inc.	78,429	5,468,070
Viacom Inc.–Class B	233,904	20,429,175
		25,897,245

Oil & Gas Equipment & Services–1.18%
Baker Hughes Inc.	204,760	11,315,038
Halliburton Co.	81,246	4,123,234
		15,438,272

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–2.07%
Anadarko Petroleum Corp.	93,125	$7,386,675
Apache Corp.	113,044	9,715,002
Canadian Natural Resources Ltd. (Canada)	291,107	9,849,732
		26,951,409

Other Diversified Financial Services–6.31%
Bank of America Corp.	510,278	7,945,029
Citigroup Inc.	589,472	30,717,386
ING US Inc.	175,869	6,181,795
JPMorgan Chase & Co.	640,389	37,449,949
		82,294,159

Packaged Foods & Meats–1.71%
Mondelez International Inc.–Class A	455,107	16,065,277
Unilever N.V.–New York Shares (Netherlands)	156,462	6,294,466
		22,359,743

Personal Products–1.18%
Avon Products, Inc.	895,111	15,413,811

Pharmaceuticals–4.01%
Bristol-Myers Squibb Co.	172,935	9,191,495
Eli Lilly and Co.	142,260	7,255,260
Merck & Co., Inc.	290,367	14,532,868
Novartis AG (Switzerland)	136,021	10,885,213
Novartis AG–ADR (Switzerland)	10,754	864,407
Pfizer Inc.	311,967	9,555,549
		52,284,792

Property & Casualty Insurance–0.44%
Chubb Corp. (The)	59,994	5,797,220

Publishing–0.44%
Thomson Reuters Corp. (Canada)	151,523	5,730,257

Railroads–0.68%
CSX Corp.	310,168	8,923,533

Regional Banks–2.46%
BB&T Corp.	240,902	8,990,463
Fifth Third Bancorp	342,157	7,195,562
PNC Financial Services Group, Inc. (The)	204,528	15,867,282
		32,053,307

Security & Alarm Services–1.76%
ADT Corp. (The)	221,642	8,969,852
Tyco International Ltd.	341,034	13,996,035
		22,965,887

Semiconductor Equipment–1.24%
Applied Materials, Inc.	911,159	16,118,403

Semiconductors–0.76%
Broadcom Corp.–Class A	31,613	937,326
Texas Instruments Inc.	203,797	8,948,726
		9,886,052

	Shares	Value
Specialized Finance–0.49%
CME Group Inc.–Class A	80,724	$6,333,605

Specialty Chemicals–0.51%
PPG Industries, Inc.	35,280	6,691,205

Systems Software–1.61%
Microsoft Corp.	245,884	9,203,438
Symantec Corp.	499,715	11,783,280
		20,986,718

Wireless Telecommunication Services–1.18%
Vodafone Group PLC–ADR (United Kingdom)	390,824	15,363,291
Total Common Stocks & Other Equity Interests (Cost $571,486,721)		815,055,474

	Principal Amount
Bonds and Notes–19.10%
Advertising–0.03%
Interpublic Group of Cos. Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/17	$370,000	365,653

Aerospace & Defense–0.03%
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/23	365,000	332,309

Agricultural Products–0.02%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	255,000	285,914

Air Freight & Logistics–0.02%
United Parcel Service Inc., Sr. Unsec. Global Notes, 2.45%, 10/01/22	295,000	272,060

Airlines–0.10%
Continental Airlines Pass Through Trust,
Series 2010-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 01/12/21	281,010	299,451
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.15%, 04/11/24	497,449	502,113
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. Pass Through Ctfs., 6.20%, 07/02/18	189,585	212,276
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/23(c)	330,000	330,171
		1,344,011

Airport Services–0.04%
Heathrow Funding Ltd. (United Kingdom), Sr. Sec. Notes, 2.50%, 06/25/15(c)	535,000	542,671

Alternative Carriers–0.12%
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	1,470,000	1,535,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Application Software–0.02%
Adobe Systems, Inc., Sr. Unsec. Global Notes, 4.75%, 02/01/20	$185,000	$201,286

Asset Management & Custody Banks–0.05%
Bank of New York Mellon Corp. (The), Series D, Unsec. Sub. Global Notes, 4.50%(d)	755,000	679,500

Automobile Manufacturers–0.17%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes,
1.88%, 09/15/14(c)	320,000	322,130
1.88%, 01/11/18(c)	555,000	543,571
Ford Motor Co., Sr. Unsec. Global Notes, 4.75%, 01/15/43	1,000,000	901,349
Ford Motor Credit Co. LLC., Sr. Unsec. Global Notes, 2.50%, 01/15/16	450,000	461,081
		2,228,131

Automotive Retail–0.10%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
4.50%, 12/01/23	660,000	657,629
5.75%, 05/01/20	585,000	636,354
		1,293,983

Biotechnology–0.83%
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/23	485,000	479,832
Cubist Pharmaceuticals Inc.,
Sr. Unsec. Conv. Bonds, 1.88%, 09/01/20(c)	1,815,000	2,079,309
Sr. Unsec. Conv. Notes, 1.13%, 09/01/18(c)	1,109,000	1,278,816
Gilead Sciences Inc., Series D, Sr. Unsec. Conv. Notes, 1.63%, 05/01/16	2,121,000	6,999,311
		10,837,268

Brewers–0.08%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
0.80%, 07/15/15	325,000	326,619
3.63%, 04/15/15	395,000	411,018
FBG Finance Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(c)	325,000	343,071
		1,080,708

Broadcasting–0.19%
Liberty Media Corp., Sr. Unsec. Conv. Notes, 1.38%, 10/15/23(c)	2,482,000	2,483,551

Cable & Satellite–0.32%
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	755,000	697,449
5.70%, 05/15/18	445,000	512,825
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	305,000	352,873

	Principal Amount	Value
Cable & Satellite–(continued)
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	$142,000	$148,392
Sr. Unsec. Notes,
4.70%, 12/15/42(c)	440,000	367,183
8.38%, 03/01/39(c)	80,000	96,749
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	225,000	229,816
5.15%, 03/15/42	370,000	332,115
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	390,000	383,160
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes,
2.10%, 04/01/14	230,000	231,046
5.15%, 04/30/20	175,000	195,589
5.95%, 04/01/41	215,000	236,362
Time Warner Cable, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/40	470,000	403,856
		4,187,415

Casinos & Gaming–0.85%
International Game Technology, Sr. Unsec. Conv. Notes, 3.25%, 05/01/14	2,063,000	2,189,359
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	6,500,000	8,953,750
		11,143,109

Catalog Retail–0.07%
Liberty Interactive LLC, Sr. Unsec. Conv. Notes, 0.75%, 03/30/23(c)(e)	745,000	932,181

Communications Equipment–0.52%
Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/20(c)	3,177,000	4,690,046
JDS Uniphase Corp., Sr. Unsec. Conv. Notes, 0.63%, 08/15/18(c)(e)	2,083,000	2,093,415
		6,783,461

Computer Hardware–0.03%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	420,000	427,316

Computer Storage & Peripherals–0.74%
SanDisk Corp., Sr. Unsec. Conv. Notes,
0.50%, 10/15/20(c)	1,444,000	1,436,780
1.50%, 08/15/17	5,592,000	8,269,170
		9,705,950

Construction & Farm Machinery & Heavy Trucks–0.19%
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	1,275,000	1,196,799
Greenbrier Cos., Inc. (The), Sr. Unsec. Conv. Notes, 3.50%, 04/01/18	1,044,000	1,239,750
		2,436,549

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Construction Materials–0.48%
Cemex S.A.B. de C.V. (Mexico), Unsec. Sub. Conv. Notes, 4.88%, 03/15/15	$5,300,000	$6,293,750

Consumer Finance–0.08%
Capital One Financial Corp., Sr. Unsec. Notes, 6.75%, 09/15/17	50,000	58,377
SLM Corp., Sr. Unsec. Medium-Term Notes, 3.88%, 09/10/15	920,000	951,519
		1,009,896

Data Processing & Outsourced Services–0.04%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	490,000	474,682

Distillers & Vintners–0.02%
Brown-Forman Corp., Sr. Unsec. Notes, 2.25%, 01/15/23	310,000	275,003

Diversified Banks–0.65%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	155,000	156,144
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(c)	675,000	691,474
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes,
2.75%, 02/23/15	200,000	204,591
6.75%, 05/22/19	510,000	613,535
Unsec. Sub. Global Notes, 5.14%, 10/14/20	275,000	293,337
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/16(c)	565,000	595,373
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/18(c)	325,000	366,903
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(c)	565,000	598,792
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes, 4.38%, 08/10/15	200,000	210,403
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/18	550,000	548,946
National Australia Bank Ltd. (Australia), Sr. Unsec. Bonds, 3.75%, 03/02/15(c)	190,000	196,883
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 4.88%, 01/27/20(c)	245,000	265,397
Rabobank Nederland N.V. (Netherlands), Sr. Unsec. Medium-Term Global Notes, 4.75%, 01/15/20(c)	490,000	527,281
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(c)	200,000	199,760
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(c)	705,000	705,332

	Principal Amount	Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes,
3.85%, 04/27/15(c)	$255,000	$264,312
5.50%, 11/18/14(c)	100,000	104,313
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%	450,000	466,532
Wells Fargo & Co.,
Sr. Unsec. Global Notes,
1.50%, 01/16/18	180,000	178,282
3.63%, 04/15/15	50,000	51,985
Unsec. Sub. Global Notes,
4.13%, 08/15/23	1,194,000	1,193,496
		8,433,071

Diversified Capital Markets–0.17%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(c)	1,850,000	1,936,486
UBS AG (Switzerland),
Sr. Unsec. Global Bank Notes,
5.88%, 12/20/17	146,000	167,493
Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	103,000	118,128
		2,222,107

Diversified Chemicals–0.03%
Dow Chemical Co. (The), Sr. Unsec. Global Notes, 4.38%, 11/15/42	370,000	325,678

Diversified Metals & Mining–0.21%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/19(c)	200,000	253,731
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Global Notes, 1.40%, 02/13/15	455,000	457,857
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes,
7.13%, 07/15/28	200,000	246,921
9.00%, 05/01/19	295,000	386,643
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	645,000	524,401
5.38%, 04/16/20	5,000	5,345
6.75%, 04/16/40	10,000	9,647
Xstrata Finance Canada Ltd. (Canada),
Sr. Unsec. Gtd. Notes,
2.05%, 10/23/15(c)	420,000	424,434
2.70%, 10/25/17(c)	420,000	427,220
		2,736,199

Diversified REIT’s–0.09%
Dexus Diversified Trust/Dexus Office Trust (Australia), Sr. Unsec. Gtd. Notes, 5.60%, 03/15/21(c)	1,155,000	1,223,145

Diversified Support Services–0.03%
Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/16	380,000	392,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Drug Retail–0.08%
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	$990,568	$1,089,819

Electric Utilities–0.13%
Baltimore Gas & Electric Co., Sr. Unsec. Notes, 3.35%, 07/01/23	615,000	590,517
Electricite de France S.A. (France), Sr. Unsec. Notes, 4.60%, 01/27/20(c)	150,000	161,951
Iberdrola Finance Ireland Ltd. (Spain), Sr. Unsec. Gtd. Notes, 3.80%, 09/11/14(c)	200,000	203,881
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	405,000	412,948
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	200,000	223,130
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/39	50,000	60,406
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	15,000	16,876
		1,669,709

Electrical Components & Equipment–0.06%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 0.95%, 11/02/15	740,000	743,387

Environmental & Facilities Services–0.03%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	395,000	398,321

Fertilizers & Agricultural Chemicals–0.02%
Monsanto Co., Sr. Unsec. Global Notes, 3.60%, 07/15/42	365,000	299,842

Food Retail–0.10%
Kroger Co. (The), Sr. Unsec. Global Notes, 3.30%, 01/15/21	1,295,000	1,290,539

General Merchandise Stores–0.06%
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/22	760,000	728,588

Gold–0.13%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	500,000	428,793
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(c)	665,000	546,958
Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/22	855,000	727,903
		1,703,654

Health Care Equipment–0.43%
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/18	731,000	730,768
Medtronic Inc., Sr. Unsec. Global Notes, 4.00%, 04/01/43	525,000	462,788

	Principal Amount	Value
Health Care Equipment–(continued)
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/17	$1,104,000	$1,201,290
Volcano Corp., Sr. Unsec. Conv. Notes, 1.75%, 12/01/17	3,297,000	3,251,666
		5,646,512

Health Care Facilities–0.83%
Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/18	2,241,000	2,672,393
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/18(e)	3,465,000	3,668,569
LifePoint Hospitals Inc., Sr. Unsec. Sub. Conv. Notes, 3.50%, 05/15/14	4,141,000	4,521,454
		10,862,416

Health Care Services–0.63%
Express Scripts Holding Co., Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	300,000	313,962
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	220,000	226,621
Omnicare Inc., Series OCR, Sr. Unsec. Gtd. Conv. Deb., 3.25%, 12/15/15(e)	1,625,000	1,744,844
Omnicare, Inc.,
Sr. Unsec. Gtd. Sub. Conv. Notes, 3.75%, 04/01/42	2,681,000	4,061,715
Sr. Unsec. Sub. Conv. Notes, 3.50%, 02/15/44	1,903,000	1,927,977
		8,275,119

Homebuilding–0.07%
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	1,050,000	906,609

Hotels, Resorts & Cruise Lines–0.07%
Wyndham Worldwide Corp., Sr. Unsec. Notes,
2.95%, 03/01/17	335,000	341,501
5.63%, 03/01/21	580,000	614,218
		955,719

Housewares & Specialties–0.09%
Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/21	1,160,000	1,161,025

Hypermarkets & Super Centers–0.01%
Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 6.50%, 08/15/37	50,000	62,304

Industrial Conglomerates–0.13%
General Electric Capital Corp., Class C,
Jr. Unsec. Sub. Global Notes, 5.25% (d)	900,000	850,500
Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	300,000	352,399
General Electric Co., Sr. Unsec. Global Notes, 5.25%, 12/06/17	485,000	550,701
		1,753,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Industrial Machinery–0.06%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	$690,000	$722,149

Insurance Brokers–0.03%
Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/23	410,000	402,982

Integrated Oil & Gas–0.11%
Chevron Corp., Sr. Unsec. Global Notes, 1.72%, 06/24/18	520,000	518,671
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/22	300,000	297,165
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.63%, 05/20/43	645,000	526,241
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	115,000	119,368
		1,461,445

Integrated Telecommunication Services–0.52%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	4,000	5,338
AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 02/15/22	555,000	522,582
5.35%, 09/01/40	101,000	100,582
6.15%, 09/15/34	140,000	151,167
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	155,000	220,750
Verizon Communications, Inc., Sr. Unsec. Global Notes,
3.00%, 04/01/16	230,000	240,043
5.15%, 09/15/23	1,390,000	1,491,304
6.40%, 09/15/33	1,910,000	2,208,560
6.40%, 02/15/38	300,000	338,452
6.55%, 09/15/43	1,240,000	1,445,796
		6,724,574

Internet Software & Services–0.05%
Baidu Inc. (China), Sr. Unsec. Global Notes, 3.25%, 08/06/18	685,000	694,058

Investment Banking & Brokerage–1.22%
Charles Schwab Corp. (The), Sr. Unsec. Notes, 4.45%, 07/22/20	510,000	549,714
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
5.25%, 07/27/21	400,000	439,993
6.15%, 04/01/18	550,000	632,188
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	65,000	67,771
Unsec. Sub. Global Notes, 6.75%, 10/01/37	385,000	427,325
Exchangeable Basket-Linked Conv. Medium-Term Notes,
1.00%, 03/15/17(c)(f)	3,328,000	4,123,159
1.00%, 09/28/20(c)(g)	6,230,000	6,345,504

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(c)	$50,000	$54,178
Morgan Stanley,
Sr. Unsec. Global Notes,
3.80%, 04/29/16	700,000	740,503
6.38%, 07/24/42	705,000	824,709
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	610,000	638,201
Sr. Unsec. Notes,
3.45%, 11/02/15	715,000	746,456
5.75%, 01/25/21	220,000	249,813
		15,839,514

Life & Health Insurance–0.24%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	275,000	293,030
Lincoln National Corp., Sr. Unsec. Global Notes, 4.00%, 09/01/23	460,000	453,456
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.75%, 02/08/21	410,000	443,791
Series D, Sr. Unsec. Notes,
4.37%, 09/15/23	656,000	669,731
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(c)	215,000	238,597
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Notes,
5.10%, 08/15/43	410,000	410,047
7.38%, 06/15/19	105,000	128,624
Series D, Sr. Unsec. Medium-Term Notes,
3.88%, 01/14/15	50,000	51,665
4.75%, 09/17/15	255,000	271,888
6.63%, 12/01/37	110,000	131,830
		3,092,659

Managed Health Care–0.46%
Aetna, Inc., Sr. Unsec. Global Notes,
3.95%, 09/01/20	605,000	626,649
4.13%, 11/15/42	295,000	257,854
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 1.63%, 03/15/19	535,000	515,426
Wellpoint Inc., Sr. Unsec. Conv. Bonds, 2.75%, 10/15/42	3,398,000	4,617,032
		6,016,961

Movies & Entertainment–0.01%
Time Warner, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 11/15/16	130,000	146,674

Office Electronics–0.00%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	40,000	41,516

Office REIT’s–0.03%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	335,000	349,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Oil & Gas Drilling–0.01%
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/17	$150,000	$150,495

Oil & Gas Equipment & Services–0.10%
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/18(e)	1,126,000	1,351,904

Oil & Gas Exploration & Production–0.71%
Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/19	4,246,000	3,760,364
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/43	830,000	827,580
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/22	570,000	586,750
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 4.10%, 03/15/22	675,000	666,873
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/17	3,053,000	3,385,014
		9,226,581

Oil & Gas Refining & Marketing–0.03%
Phillips 66, Sr. Unsec. Gtd. Global Notes, 1.95%, 03/05/15	385,000	390,717

Oil & Gas Storage & Transportation–0.09%
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	155,000	172,965
Sr. Unsec. Gtd. Notes, 6.45%, 09/01/40	25,000	28,572
Series N, Sr. Unsec. Gtd. Notes,
6.50%, 01/31/19	245,000	290,599
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	355,000	347,810
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/38	120,000	137,091
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/32	185,000	220,623
		1,197,660

Other Diversified Financial Services–0.88%
Bank of America Corp.,
Sr. Unsec. Global Notes,
2.60%, 01/15/19	845,000	848,317
5.75%, 12/01/17	975,000	1,109,373
Sr. Unsec. Medium-Term Notes,
1.25%, 01/11/16	600,000	602,571
6.88%, 04/25/18	410,000	485,181
Series L, Sr. Unsec. Medium-Term Global
Notes, 5.65%, 05/01/18	350,000	398,301

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Bear Stearns Cos., LLC (The), Sr. Unsec. Global Notes, 7.25%, 02/01/18	$340,000	$404,341
Citigroup Inc.,
Sr. Unsec. Global Notes,
6.01%, 01/15/15	65,000	68,446
6.13%, 11/21/17	495,000	571,429
8.50%, 05/22/19	455,000	583,193
Sr. Unsec. Notes,
4.75%, 05/19/15	75,000	78,913
Unsec. Sub. Global Notes,
3.50%, 05/15/23	775,000	719,119
4.05%, 07/30/22	500,000	495,350
6.68%, 09/13/43	815,000	936,601
ING Bank N.V. (Netherlands),
Sr. Unsec. Notes, 3.75%, 03/07/17(c)	755,000	791,533
Unsec. Sub. Notes, 5.80%, 09/25/23(c)	675,000	700,057
ING US Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/22	765,000	831,222
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
4.40%, 07/22/20	400,000	430,584
4.50%, 01/24/22	80,000	84,935
Sr. Unsec. Notes,
6.00%, 01/15/18	615,000	709,254
Series Q, Jr. Unsec. Sub. Global
Notes, 5.15%(d)	710,000	640,775
		11,489,495

Packaged Foods & Meats–0.09%
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 4.88%, 06/30/20(c)	270,000	279,807
Mondelez International Inc.,
Sr. Unsec. Global Notes,
6.50%, 02/09/40	250,000	298,580
7.00%, 08/11/37	305,000	378,206
Sr. Unsec. Notes,
6.88%, 01/26/39	200,000	246,001
		1,202,594

Paper Packaging–0.09%
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/23	1,215,000	1,218,262

Paper Products–0.02%
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	245,000	265,701

Personal Products–0.01%
Avon Products Inc., Sr. Unsec. Global Notes, 2.38%, 03/15/16	155,000	156,740

Pharmaceuticals–0.61%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	1,620,000	1,638,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
GlaxoSmithKline Capital Inc. (United Kingdom), Sr. Unsec. Gtd. Global Bonds,
5.65%, 05/15/18	$75,000	$86,342
6.38%, 05/15/38	70,000	85,742
Merck Sharp & Dohme Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 06/30/19	280,000	317,942
Mylan Inc., Sr. Unsec. Gtd. Notes, 6.00%, 11/15/18(c)	1,045,000	1,112,925
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 2.30%, 11/08/18(c)	405,000	400,204
Salix Pharmaceuticals Ltd., Sr. Unsec. Conv. Notes, 1.50%, 03/15/19	2,467,000	3,689,707
Teva Pharmaceutical Finance Co. B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 2.95%, 12/18/22	345,000	312,255
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/43	365,000	343,040
		7,986,389

Property & Casualty Insurance–0.30%
Burlington Northern Santa Fe, LLC, Sr. Unsec. Notes, 5.15%, 09/01/43	1,990,000	2,020,611
CNA Financial Corp.,
Sr. Unsec. Global Bonds, 5.88%, 08/15/20	325,000	369,765
Sr. Unsec. Notes, 7.35%, 11/15/19	25,000	30,414
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/43	385,000	358,522
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/43	665,000	651,404
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/22	420,000	425,552
		3,856,268

Railroads–0.04%
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/41	380,000	399,403
Union Pacific Corp., Sr. Unsec. Notes, 3.65%, 02/15/24(c)	101,000	97,926
		497,329

Regional Banks–0.07%
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(c)	485,000	546,215
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 02/08/20	360,000	404,193
		950,408

Reinsurance–0.06%
Reinsurance Group of America Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	780,000	788,600

	Principal Amount	Value
Retail REIT’s–0.04%
Simon Property Group L.P., Sr. Unsec. Notes, 4.75%, 03/15/42	$230,000	$223,411
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(c)	270,000	320,824
		544,235

Semiconductor Equipment–0.46%
Lam Research Corp., Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/18	3,026,000	3,695,502
Novellus Systems Inc., Sr. Unsec. Gtd. Conv. Notes, 2.63%, 05/15/41	1,399,000	2,345,074
		6,040,576

Semiconductors–1.33%
Linear Technology Corp.,
Sr. Unsec. Conv. Notes, 3.00%, 05/01/14(c)(e)	1,193,000	1,363,003
Series A, Sr. Unsec. Conv. Global Notes,
3.00%, 05/01/14(e)	4,600,000	5,255,500
Micron Technology Inc., Series E, Sr. Unsec. Conv. Notes, 1.63%, 02/15/18(c)(e)	2,502,000	5,085,315
NVIDIA Corp., Sr. Unsec. Conv. Notes, 1.00%, 12/01/18(c)	2,456,000	2,526,610
Xilinx Inc., Jr. Unsec. Sub. Conv. Notes,
3.13%, 03/15/37	635,000	1,008,459
3.13%, 03/15/37(c)	1,302,000	2,067,739
		17,306,626

Sovereign Debt–0.01%
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 6.00%, 01/17/17	100,000	111,250
Peruvian Government International Bond (Peru), Sr. Unsec. Global Notes, 7.13%, 03/30/19	10,000	12,087
		123,337

Specialized Finance–0.09%
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/22	300,000	300,937
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/22	690,000	680,002
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/22	195,000	189,722
		1,170,661

Specialized REIT’s–0.35%
American Tower Corp.,
Sr. Unsec. Global Notes,
3.40%, 02/15/19	740,000	758,934
4.63%, 04/01/15	170,000	177,901
Sr. Unsec. Notes, 4.50%, 01/15/18	950,000	1,022,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
EPR Properties, Sr. Unsec. Gtd. Notes, 5.25%, 07/15/23	$615,000	$601,256
Health Care REIT, Inc., Sr. Unsec. Global Notes, 4.50%, 01/15/24	615,000	607,746
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	495,000	514,181
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/43	215,000	219,682
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.70%, 04/01/20	430,000	411,447
4.25%, 03/01/22	200,000	200,744
		4,514,673

Steel–0.42%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds, 10.35%, 06/01/19	446,000	565,789
Sr. Unsec. Global Notes,
4.25%, 08/05/15	585,000	607,165
6.13%, 06/01/18	15,000	16,500
7.25%, 03/01/41	115,000	109,140
United States Steel Corp., Sr. Unsec. Conv. Notes, 2.75%, 04/01/19	2,481,000	3,296,629
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes,
4.63%, 09/15/20	20,000	20,496
5.63%, 09/15/19	660,000	716,341
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	185,000	166,261
		5,498,321

Thrifts & Mortgage Finance–0.88%
MGIC Investment Corp., Sr. Unsec. Conv. Notes,
2.00%, 04/01/20	414,000	573,390
5.00%, 05/01/17	6,201,000	7,069,140
Radian Group Inc., Sr. Unsec. Conv. Notes,
2.25%, 03/01/19	412,000	606,155
3.00%, 11/15/17	2,275,000	3,239,031
		11,487,716

Tobacco–0.13%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	35,000	36,998
Philip Morris International Inc.,
Sr. Unsec. Global Notes,
3.60%, 11/15/23	405,000	392,696
4.88%, 11/15/43	1,210,000	1,201,652
		1,631,346

Trucking–0.08%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(c)	670,000	686,732
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	280,000	287,315
		974,047

	Principal Amount	Value
Wireless Telecommunication Services–0.28%
Alltel Corp., Sr. Unsec. Notes, 7.00%, 03/15/16	$1,000,000	$1,126,241
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes, 4.38%, 07/16/42	600,000	504,686
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/16	255,000	261,422
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(c)	370,000	377,384
6.11%, 01/15/20(c)	770,000	864,325
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	585,000	497,499
		3,631,557
Total Bonds and Notes (Cost $220,773,048)		249,176,405

U.S. Treasury Securities–8.74%
U.S. Treasury Bills–0.02%
0.11%, 05/01/14(h)(i)	200,000	199,967

U.S. Treasury Notes–7.79%
0.25%, 02/28/14	4,000,000	4,001,281
1.75%, 03/31/14	2,300,000	2,309,372
2.63%, 07/31/14	1,100,000	1,116,017
2.38%, 10/31/14	15,720,000	16,008,040
2.13%, 11/30/14	5,250,000	5,342,937
2.25%, 01/31/15	6,000,000	6,134,391
2.50%, 03/31/15	275,000	282,795
2.13%, 05/31/15	680,000	698,111
0.25%, 12/31/15	4,000,000	3,989,048
2.25%, 03/31/16	2,000,000	2,079,546
2.63%, 04/30/16	14,000,000	14,688,124
0.63%, 12/15/16	8,550,000	8,516,197
0.63%, 05/31/17	380,000	375,060
0.75%, 06/30/17	9,000,000	8,905,523
0.75%, 02/28/18	6,200,000	6,035,927
1.50%, 12/31/18	7,249,000	7,166,041
1.25%, 01/31/19	8,000,000	7,798,454
3.63%, 08/15/19	1,525,000	1,660,556
3.38%, 11/15/19	300,000	322,449
3.63%, 02/15/20	46,000	50,032
2.63%, 11/15/20	600,000	609,095
2.75%, 11/15/23	3,603,000	3,518,182
		101,607,178

U.S. Treasury Bonds–0.93%
8.13%, 08/15/21	2,700,000	3,751,459
5.38%, 02/15/31	1,720,000	2,100,860
4.50%, 02/15/36	2,165,000	2,399,184
4.50%, 08/15/39	40,000	44,127
4.38%, 05/15/40	80,000	86,517
3.63%, 08/15/43	4,031,000	3,788,087
		12,170,234
Total U.S. Treasury Securities (Cost $113,165,883)		113,977,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

	Shares	Value
Preferred Stocks–0.79%
Diversified Banks–0.08%
Wells Fargo & Co., 5.85% Pfd.	45,000	$1,060,650

Oil & Gas Storage & Transportation–0.41%
El Paso Energy Capital Trust I, $2.38, Jr. Unsec. Sub. Gtd. Conv. Pfd.	95,499	5,360,359

Regional Banks–0.30%
KeyCorp, Series A, $7.75 Conv. Pfd.	30,290	3,907,410
Total Preferred Stocks (Cost $6,851,523)		10,328,419

	Principal Amount
U.S. Government Sponsored Agency Securities–0.54%
Federal Home Loan Mortgage Corp. (FHLMC)–0.39%
Sr. Unsec. Global Notes,
3.00%, 07/28/14	$1,020,000	1,036,676
5.00%, 04/18/17	1,500,000	1,695,931
5.50%, 08/23/17	140,000	161,646
6.75%, 03/15/31	750,000	991,800
Unsec. Global Notes,
4.88%, 06/13/18	1,000,000	1,136,685
		5,022,738

Federal National Mortgage Association (FNMA)–0.15%
Sr. Unsec. Global Notes,
4.38%, 10/15/15	1,700,000	1,820,339
Unsec. Global Notes,
2.63%, 11/20/14	130,000	132,843
		1,953,182
Total U.S. Government Sponsored Agency Securities (Cost $6,596,207)		6,975,920

Municipal Obligations–0.02%
Texas (State of) Transportation Commission; Series 2010 B, Taxable First Tier Build America RB, 5.03%, 04/01/26 (Cost $240,000)	240,000	258,744

	Principal Amount	Value
U.S. Government Sponsored Mortgage-Backed Securities–0.00%
Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
Pass Through Ctfs.,
6.50%, 02/01/26	$2,828	$3,149
5.50%, 02/01/37	165	180
		3,329

Federal National Mortgage Association (FNMA)–0.00%
Pass Through Ctfs.,
6.00%, 01/01/17	578	602
5.50%, 03/01/21	255	279
8.00%, 08/01/21	2,583	2,793
9.50%, 04/01/30	6,979	8,333
		12,007
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $14,267)		15,336

	Shares
Money Market Funds–7.33%
Liquid Assets Portfolio–Institutional Class(j)	47,784,829	47,784,829
Premier Portfolio–Institutional Class(j)	47,784,829	47,784,829
Total Money Market Funds (Cost $95,569,658)		95,569,658
TOTAL INVESTMENTS–99.01% (Cost $1,014,697,307)		1,291,357,335
OTHER ASSETS LESS LIABILITIES–0.99%		12,976,117
NET ASSETS–100.00%		$1,304,333,452

Investment Abbreviations:

ADR	– American Depositary Receipt
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed

Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $55,215,307, which represented 4.23% of the Fund’s Net Assets.
(d)	Perpetual bond with no specified maturity date.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Exchangeable for a basket of four common stocks and one ordinary share.
(g)	Exchangeable for a basket of five common stocks.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(j)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $919,127,649)	$1,195,787,677
Investments in affiliated money market funds, at value and cost	95,569,658
Total investments, at value (Cost $1,014,697,307)	1,291,357,335
Cash	585,000
Foreign currencies, at value (Cost $142,004)	142,289
Receivable for:
Investments sold	10,521,815
Variation margin	22,328
Fund shares sold	176,906
Dividends and interest	4,098,407
Investment for trustee deferred compensation and retirement plans	138,735
Total assets	1,307,042,815

Liabilities:
Payable for:
Fund shares reacquired	374,372
Forward foreign currency contracts outstanding	606,917
Accrued fees to affiliates	1,530,626
Accrued trustees’ and officers’ fees and benefits	1,445
Accrued other operating expenses	36,129
Trustee deferred compensation and retirement plans	159,874
Total liabilities	2,709,363
Net assets applicable to shares outstanding	$1,304,333,452

Net assets consist of:
Shares of beneficial interest	$952,989,555
Undistributed net investment income	15,472,282
Undistributed net realized gain	59,610,919
Net unrealized appreciation	276,260,696
$1,304,333,452

Net Assets:
Series I	$60,288,019
Series II	$1,244,045,433

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,244,000
Series II	67,170,001
Series I:
Net asset value per share	$18.58
Series II:
Net asset value per share	$18.52

Investment income:
Dividends (net of foreign withholding taxes of $186,145)	$17,705,673
Dividends from affiliated money market funds	41,676
Interest	8,896,125
Total investment income	26,643,474

Expenses:
Advisory fees	4,514,504
Administrative services fees	3,096,630
Custodian fees	42,438
Distribution fees — Series II	2,810,991
Transfer agent fees	30,155
Trustees’ and officers’ fees and benefits	76,590
Other	141,753
Total expenses	10,713,061
Less: Fees waived	(87,587)
Net expenses	10,625,474
Net investment income	16,018,000

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $21,092)	91,082,113
Foreign currencies	(1,738)
Forward foreign currency contracts	(376,448)
Futures contracts	562,919
Option contracts written	119,002
91,385,848
Change in net unrealized appreciation (depreciation) of:
Investment securities	149,934,461
Foreign currencies	4,100
Forward foreign currency contracts	(279,880)
Futures contracts	101,605
149,760,286
Net realized and unrealized gain	241,146,134
Net increase in net assets resulting from operations	$257,164,134

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$16,018,000	$16,756,158
Net realized gain	91,385,848	31,173,860
Change in net unrealized appreciation	149,760,286	65,057,984
Net increase in net assets resulting from operations	257,164,134	112,988,002

Distributions to shareholders from net investment income:
Series I	(922,674)	(1,018,320)
Series ll	(17,292,155)	(16,905,532)
Total distributions from net investment income	(18,214,829)	(17,923,852)

Share transactions–net:
Series l	(5,778,611)	(7,678,749)
Series ll	54,234,443	8,773,622
Net increase in net assets resulting from share transactions	48,455,832	1,094,873
Net increase in net assets	287,405,137	96,159,023

Net assets:
Beginning of year	1,016,928,315	920,769,292
End of year (includes undistributed net investment income of $15,472,282 and $15,314,809, respectively)	$1,304,333,452	$1,016,928,315

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Equity and Income Fund (the “Fund”), formerly Invesco Van Kampen V.I. Equity and Income Fund, is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objectives are both capital appreciation and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Equity and Income Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Equity and Income Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
M.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco V.I. Equity and Income Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.50%
Next $100 million	0.45%
Next $100 million	0.40%
Over $350 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $87,587.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $277,025 for accounting and fund administrative services and reimbursed $2,819,605 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $5,223 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Invesco V.I. Equity and Income Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$892,596,959	$28,356,592	$—	$920,953,551
U.S. Treasury Securities	—	113,977,379	—	113,977,379
U.S. Government Sponsored Agency Securities	—	6,991,256	—	6,991,256
Corporate Debt Securities	—	249,053,068	—	249,053,068
Municipal Obligations	—	258,744	—	258,744
Foreign Government Debt Securities	—	123,337	—	123,337
	$892,596,959	$398,760,376	$—	$1,291,357,335
Forward Foreign Currency Contracts*	—	(606,917)	—	(606,917)
Futures*	202,621	—	—	202,621
Total Investments	$892,799,580	$398,153,459	$—	$1,290,953,039

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$26,546	$(633,463)
Interest rate risk
Futures contracts(b)	202,621	—
Total	$229,167	$(633,463)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures Contracts*	Forward Foreign Currency Contracts*	Options Contracts Written*
Realized Gain (Loss)
Currency risk	$—	$(376,448)	$—
Interest rate risk	562,919	—	—
Equity risk	—	—	119,002
Change in Unrealized Appreciation (Depreciation)
Currency risk	$—	$(279,880)	$—
Interest rate risk	101,605	—	—
Total	$664,524	$(656,328)	$119,002

*	The average notional value of futures contracts, forward foreign currency contracts and option contracts written outstanding during the period was $15,675,229, $39,643,319 and $1,397,433, respectively.

Invesco V.I. Equity and Income Fund

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/10/14	Bank of New York Mellon (The)	CAD	6,826,760	USD	6,401,808	$6,425,281	$(23,473)
01/10/14	State Street Bank & Trust Co.	CAD	6,080,566	USD	5,701,849	5,722,970	(21,121)
01/10/14	Bank of New York Mellon (The)	CHF	4,192,110	USD	4,635,392	4,699,541	(64,149)
01/10/14	State Street Bank & Trust Co.	CHF	4,219,310	USD	4,664,489	4,730,034	(65,545)
01/10/14	Bank of New York Mellon (The)	EUR	3,084,860	USD	4,190,350	4,244,077	(53,727)
01/10/14	State Street Bank & Trust Co.	EUR	7,440,588	USD	10,102,310	10,236,585	(134,275)
01/10/14	Bank of New York Mellon (The)	GBP	4,442,100	USD	7,289,975	7,355,699	(65,724)
01/10/14	State Street Bank & Trust Co.	GBP	9,922,150	USD	16,273,368	16,430,145	(156,777)
01/10/14	State Street Bank & Trust Co.	ILS	12,400,214	USD	3,520,488	3,569,160	(48,672)
01/10/14	State Street Bank & Trust Co.	USD	3,542,614	ILS	12,400,214	3,569,160	26,546
Total forward foreign currency contracts							$(606,917)

Currency Abbreviations:

CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
ILS	– Israeli Shekel
USD	– U.S. Dollar

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
U.S. Treasury 5 Year Notes	Short	50	March-2014	$(5,965,625)	$75,286
U.S. Treasury 10 Year Notes	Short	29	March-2014	(3,568,359)	67,908
U.S. Treasury Long Bond	Short	27	March-2014	(3,464,438)	59,427
Total Futures Contracts					$202,621

Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	1,769	124,519
Closed	(286)	(34,840)
Expired	(1,483)	(89,679)
End of period	—	$—

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Equity and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$202,621	$—	$202,621	$—	$—	$202,621
State Street Bank & Trust Co.	26,546	(26,546)	—	—	—	—
Total	$229,167	$(26,546)	$202,621	$—	$—	$202,621

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$207,073	$—	$207,073	$—	$—	$207,073
State Street Bank & Trust Co.	426,390	(26,546)	399,844	—	—	399,844
Total	$633,463	$(26,546)	$606,917	$—	$—	$606,917

*	Includes cumulative appreciation of futures contracts.

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $2,182,656 and securities sales of $61,841, which resulted in net realized gains of $21,092.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Equity and Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$18,214,829	$17,923,852

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$18,072,065
Undistributed long-term gain	64,859,270
Net unrealized appreciation — investments	273,653,509
Net unrealized appreciation (depreciation) — other investments	(326,695)
Temporary book/tax differences	(148,564)
Capital loss carryforward	(4,765,688)
Shares of beneficial interest	952,989,555
Total net assets	$1,304,333,452

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, straddles and hybrid securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $23,391,762 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$4,241,666	$—	$4,241,666
December 31, 2017	524,022	—	524,022
	$4,765,688	$—	$4,765,688

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.
To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $328,406,733 and $347,299,232, respectively. During the same period, purchases and sales of U.S Treasury obligations were $125,346,456 and $114,722,592, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$283,160,364
Aggregate unrealized (depreciation) of investment securities	(9,506,855)
Net unrealized appreciation of investment securities	$273,653,509

Cost of investments for tax purposes is $1,017,703,826.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of the interest income from hybrid securities, on December 31, 2013, undistributed net investment income was increased by $2,354,302 and undistributed net realized gain was decreased by $2,354,302. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Equity and Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	337,298	$5,758,048	199,037	$2,889,571
Series II	7,056,697	120,193,527	5,864,350	85,627,285

Issued as reinvestment of dividends:
Series I	52,544	922,674	67,782	1,018,096
Series II	987,559	17,292,155	1,127,035	16,905,532

Reacquired:
Series I	(726,382)	(12,459,333)	(793,562)	(11,586,416)
Series II	(4,866,125)	(83,251,239)	(6,423,479)	(93,759,195)
Net increase in share activity	2,841,591	$48,455,832	41,163	$1,094,873

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$15.08	$0.27	$3.51	$3.78	$(0.28)	$18.58	25.18%	$60,288	0.66	%(d)	0.67	%(d)	1.59	%(d)	41%
Year ended 12/31/12	13.65	0.28	1.42	1.70	(0.27)	15.08	12.49	53,990	0.66		0.67		1.85		31
Year ended 12/31/11	14.06	0.25	(0.41)	(0.16)	(0.25)	13.65	(1.19)	56,053	0.66		0.67		1.83		28
Year ended 12/31/10(e)	12.27	0.13	1.66	1.79	—	14.06	14.59	46	0.69	(f)	0.70	(f)	1.73	(f)	34
Series II
Year ended 12/31/13	15.05	0.23	3.50	3.73	(0.26)	18.52	24.88	1,244,045	0.91	(d)	0.92	(d)	1.34	(d)	41
Year ended 12/31/12	13.63	0.25	1.44	1.69	(0.27)	15.05	12.39	962,938	0.81		0.92		1.70		31
Year ended 12/31/11	14.05	0.25	(0.42)	(0.17)	(0.25)	13.63	(1.30)	864,716	0.71		0.92		1.78		28
Year ended 12/31/10	12.80	0.22	1.29	1.51	(0.26)	14.05	12.03	800,414	0.74		0.98		1.68		34
Year ended 12/31/09	10.77	0.24	2.11	2.35	(0.32)	12.80	22.49	672,782	0.74	(g)	1.04	(g)	2.09	(g)(h)	81

(a)	Calculate using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $84,964,454 and sold of $24,142,395 in effect to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Basic Balanced Fund, Invesco V.I. Income Builder Fund and Invesco V.I. Select Dimensions Balanced Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $58,319 and $1,124,397 for Series I and Series II shares, respectively.
(e)	Commencement date of June 1, 2010.
(f)	Annualized.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate was 0.01% for the year ended December 31, 2009.
(h)	Ratio of net investment income to average net assets without fee waivers and/or expenses absorbed was 1.79% for the year ended December 31, 2009.

Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Equity and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Equity and Income Fund (formerly known as Invesco Van Kampen V.I. Equity and Income Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Equity and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,108.50	$3.51	$1,021.88	$3.36	0.66%
Series II	1,000.00	1,107.60	4.83	1,020.62	4.63	0.91

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Equity and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	4.28%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Equity and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Equity and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Equity and Income Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Global Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGCE-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Global Core Equity Fund underperformed its broad market/style-specific benchmark, the MSCI World Index, and its peer group index, the Lipper VUF Global Core Funds Index. Stock selection during the volatile year was a hindrance to the Fund’s performance. Stock selection within the consumer staples, energy and information technology (IT) sectors contributed to Fund performance, while holdings in the consumer discretionary, financials, health care, industrials, materials and telecommunication services sectors detracted during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	22.50%
Series II Shares	22.25
MSCI World Index‚ (Broad Market Index/Style-Specific Index)	26.68
Lipper VUF Global Core Funds Index■ (Peer Group Index)	25.68

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests primarily in stocks of mid- and large-cap global companies with a record of stable earnings and strong balance sheets that offer attractive valuations relative to the broad market and peers. We take a bottom-up, research driven approach. We begin with a universe of global equity securities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines a company’s implied return, price/ book ratio and price/earnings ratio. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of profits. The most attractive stocks from the valuation screen that have also successfully passed rigorous fundamental research are candidates for inclusion in the portfolio.

    At the portfolio level, we seek to achieve appropriate diversification relative to the style-specific index and take a long-term investment horizon in evaluating companies, resulting in relatively low portfolio turnover. We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits and not on projections of country or sector performance.

    Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund

While US and global equity markets enjoyed generally strong returns for the year ended December 31, 2013, the US and global economies improved slowly.

Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year.

    Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK equities ended the reporting period strongly, spurred by improving housing and employment data. Continental European equity markets posted strong gains for the reporting period as well; indeed, the eurozone officially exited recession in late summer.

    Japanese equities rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation. However, the market consolidated in May amid a tug of war between optimism about Abe’s leadership and the potential of “Abenomics” and concern about political developments in China and economic prospects in the US and emerging markets.

    Emerging economies had a difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the US Federal Reserve (Fed) indicated mid-year it might reduce its extraordinary bond-buying program in 2014. The economies most seriously affected – including Brazil, India, Indonesia, Turkey and South Africa – had allowed money and credit growth to expand significantly in the preceding three years.

    The Fund stayed true to its process and benefited in certain sectors from its quality orientation in stock selection. During the reporting period, select holdings in the consumer staples, energy and IT sectors contributed to Fund performance.

    Within the IT sector, both Corning and Western Digital (liquidated during the reporting period) delivered strong

Portfolio Composition
By country
United States	47.4%
United Kingdom	12.6
Japan	8.2
France	6.1
Australia	4.2
Germany	2.9
Countries each less than 2.0% of portfolio	15.9
Money Market Funds Plus Other Assets Less Liabilities	2.7

Top 10 Equity Holdings*
1. Corning Inc.	3.2%
2. ACE Ltd.	2.3
3. NASDAQ OMX Group, Inc. (The)	2.2
4. Rogers Communications, Inc.-Class B	2.0
5. Merck & Co., Inc.	2.0
6. Oracle Corp.	1.9
7. QUALCOMM, Inc.	1.9
8. Barclays PLC	1.8
9. Total S.A.	1.8
10. JPMorgan Chase & Co.	1.7

Top Five Industries*
1. Diversified Banks	8.2%
2. Pharmaceuticals	7.1
3. Integrated Oil & Gas	5.2
4. Oil & Gas Exploration & Production	3.7
5. Integrated Telecommunication Services	3.6

Total Net Assets	$105.3 million

Total Number of Holdings*	125

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Core Equity Fund

performance during the reporting period. Corning announced strategic acquisitions that were seen as good long-term assets and investments in terms of price; they were also seen as highly accretive investments offering substantial synergies.

    Also contributing to Fund performance was consumer discretionary sector holding Best Buy. Best Buy rebounded strongly during the reporting period as the company beat analyst earnings expectations in multiple quarters. Management successfully navigated challenges from online competitors by enhancing its website, closing unprofitable stores and cutting other costs. We liquidated our position in Best Buy during the reporting period.

    In addition, Gamestop and NASDAQ OMX Group were top performers.

    From a geographic perspective, Fund returns were aided by holdings in Australia, France, Sweden and the US.

    The largest detractors from Fund performance came from the consumer discretionary, financials, industrials, health care, materials and telecommunication services sectors. Within the materials sector, both Barrick Gold (liquidated during the reporting period) and BHP Billiton struggled during the reporting period. BHP Billiton, a metal and mining company underperformed due to weak commodity prices and softening demand in China.

    Also detracting was DeNA. This Japanese Internet social gaming company disappointed investors with earnings below expectations as new games introduced in 2013 did not generate strong customer response.

    Other holdings that struggled during the reporting period included Salzgitter (liquidated during the reporting period) and Yara International.

    Shifts in sector and country weights are driven by our bottom-up stock selection approach. At the end of the reporting period, the Fund’s largest overweights included the energy, IT and telecommunication services sectors. Underweights included the consumer discretionary, consumer staples, industrials and utilities sectors.

    From a geographic perspective, the Fund maintained overweight exposure to Japan and a meaningful underweight position in the US. Security selection in Canada, Germany, Japan and the UK were detractors during the reporting period.

    Equity markets have posted strong results for the past several years which have some investors skeptical the strength will continue in the near term.

The US political environment remains volatile, but the major hurdles of the government shutdown and uncertainty about who would be named the new Fed chair are behind us, providing a small degree of clarity as we move forward. The global economic recovery still remains fragile, and we believe it likely will have more bumps in the road. While much progress has been made in repairing private sector balance sheets, we expect inflation to remain low as companies are still acting cautiously keeping money and credit growth low. This may lead to an extended business cycle which may provide further room for share price improvement despite the modest valuation environment.

    We welcome new investors who joined the Fund during the year, and to all of our shareholders we say thank you for your continued investment in Invesco V.I. Global Core Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund. She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

W. Lindsay Davidson Portfolio manager, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 1984.
Mr. Davidson earned an economics degree from Edinburgh University.

Anuja Singha Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund. She joined Invesco in 1998. Ms. Singha earned a BA in economics from Mills College and a PhD in economics from Emory University.

Stephen Thomas Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Core Equity Fund. He joined Invesco in 2000. Mr. Thomas earned a BBA in banking and finance and an MBA from the University of Mississippi.

Effective February 11, 2014, after the close of the reporting period, Ingrid Baker, Anuja Singha and Stephen Thomas left the management team and Erik Esselink joined the management team.

Invesco V.I. Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, MSCI via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (1/2/97)	5.13%
10 Years	4.04
5 Years	9.83
1 Year	22.50

Series II Shares
10 Years	3.78%
5 Years	9.56
1 Year	22.25

Effective June 1, 2010, Class I shares of the predecessor fund, Universal Funds Global Value Equity Portfolio, advised by Morgan Stanley Investment Management Inc. were reorganized into Series I shares of Invesco Van Kampen V.I. Global Value Equity Fund (renamed Invesco V.I. Global Core Equity Fund on April 30, 2012). Returns shown above for Series I shares are blended returns of the predecessor fund and Invesco V.I. Global Value Equity Fund Share class returns will differ from the predecessor fund because of different expenses.

    Series II shares incepted on June 1, 2010. Series II share performance shown prior to that date is that of the predecessor fund’s Class I shares restated to reflect the higher 12b-1 fees applicable to Series II shares. Class I share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class I shares is January 2, 1997.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.08% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including US issuers.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Investing in European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Global Core Funds Index is an unmanaged index considered representative of global core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of

Invesco V.I. Global Core Equity Fund

the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Core Equity Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.28%
Australia–4.22%
Australia & New Zealand Banking Group Ltd.	28,908	$831,640
Macquarie Group Ltd.(a)	27,817	1,371,348
Sydney Airport	29,473	100,210
Telstra Corp. Ltd.	132,571	621,248
Woodside Petroleum Ltd.	43,670	1,516,316
		4,440,762

Brazil–0.80%
Companhia de Saneamento de Minas Gerais–Copasa MG	5,000	78,743
Companhia Paranaense de Energia–Copel–Class B–Preference Shares	4,900	64,119
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	11,800	71,936
Grendene S.A.	12,800	98,028
Itau Unibanco Holding S.A.–Preference Shares	12,240	165,616
Petroleo Brasileiro S.A.–ADR	9,341	128,719
Telefonica Brasil S.A.–Preference Shares	5,300	101,540
Vale S.A.–ADR	8,649	131,897
		840,598

Canada–1.99%
Rogers Communications, Inc.–Class B(a)	46,347	2,097,440

China–1.06%
China Agri-Industries Holdings Ltd.	168,000	83,846
China Construction Bank Corp.–Class H	226,000	171,627
China Mobile Ltd.	25,000	260,241
China Shenhua Energy Co. Ltd.–Class H	27,500	87,266
CNOOC Ltd.	97,000	181,448
Dongfeng Motor Group Co. Ltd.–Class H	88,000	138,748
KWG Property Holding Ltd.	117,500	65,425
Lenovo Group Ltd.	104,000	126,958
		1,115,559

France–6.09%
BNP Paribas S.A.	22,332	1,748,784
Bouygues S.A.	29,208	1,107,633
Sanofi	15,370	1,636,194
Total S.A.	31,345	1,920,332
		6,412,943

Germany–2.88%
Deutsche Lufthansa AG(b)	42,271	896,772
Porsche Automobil Holding SE–Preference Shares	9,444	985,719
Volkswagen AG	4,241	1,148,866
		3,031,357

Hong Kong–0.84%
Cheung Kong (Holdings) Ltd.	49,000	776,143
First Pacific Co. Ltd.	88,000	100,562
		876,705

India–0.31%
Tata Motors Ltd.–ADR	4,650	143,220
WisdomTree India Earnings Fund–ETF(a)	10,600	184,864
		328,084
Indonesia–0.30%
PT Bank Rakyat Indonesia (Persero) Tbk	122,000	73,086
PT Indocement Tunggal Prakarsa Tbk	56,000	92,319

	Shares	Value
Indonesia–(continued)
PT Telekomunikasi Indonesia Persero Tbk	365,000	$64,665
PT United Tractors Tbk	56,500	88,569
		318,639

Israel–0.96%
Teva Pharmaceutical Industries Ltd.–ADR	25,314	1,014,585

Italy–0.80%
Eni S.p.A.	34,975	845,743

Japan–8.16%
Asahi Group Holdings, Ltd.(a)	61,800	1,744,225
DeNA Co., Ltd.(a)	46,300	975,086
JSR Corp.(a)	62,300	1,208,241
Mitsubishi Corp.	40,700	781,295
Mitsubishi UFJ Financial Group, Inc.	252,100	1,667,217
Nippon Telegraph & Telephone Corp.	21,500	1,157,487
Nissan Motor Co., Ltd.(a)	125,800	1,059,235
		8,592,786

Mexico–0.19%
America Movil S.A.B. de C.V.–Series L	173,500	201,891

Norway–0.94%
Yara International ASA	22,784	984,423

Poland–0.07%
KGHM Polska Miedz S.A.	1,907	75,019

Russia–0.52%
Gazprom OAO–ADR	12,365	105,721
Magnitogorsk Iron & Steel Works–REGS–GDR(b)(c)	19,078	57,196
Rosneft Oil Co.–REGS–GDR(c)	8,574	65,450
Sberbank of Russia–ADR	15,058	190,171
Sistema JSFC–REGS–GDR(c)	3,847	123,850
		542,388

Singapore–1.01%
ComfortDelGro Corp. Ltd.	670,000	1,067,116

South Africa–0.44%
Sasol Ltd.	2,328	114,170
Standard Bank Group Ltd.	7,416	92,127
Steinhoff International Holdings Ltd.	31,328	134,766
Tiger Brands Ltd.	4,874	124,332
		465,395

South Korea–1.36%
Dongbu Insurance Co., Ltd.	3,566	190,902
Hyundai Mobis(b)	785	219,468
Hyundai Motor Co.	628	143,029
KT&G Corp.	1,871	133,120
POSCO	370	115,429
Samsung Electronics Co., Ltd.	241	316,651
Shinhan Financial Group Co., Ltd.	3,984	181,991
SK Telecom Co., Ltd.–ADR(a)	5,237	128,935
		1,429,525

Spain–1.61%
Iberdrola S.A.	134,186	858,299
Telefonica S.A.	51,329	837,987
		1,696,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

	Shares	Value
Switzerland–1.83%
Swisscom AG	1,938	$1,024,774
Zurich Insurance Group AG	3,106	903,166
		1,927,940

Taiwan–0.37%
Hon Hai Precision Industry Co., Ltd.	57,200	153,942
Taiwan Semiconductor Manufacturing Co. Ltd.	66,000	232,526
		386,468

Thailand–0.23%
Bangkok Bank PCL–NVDR	25,100	137,033
PTT PCL	11,500	100,566
		237,599

Turkey–0.15%
TAV Havalimanlari Holding A.S.	9,962	71,758
Tofas Turk Otomobil Fabrikasi A.S.	13,799	86,277
		158,035

Turkmenistan–0.15%
Dragon Oil PLC	16,464	154,725

United Kingdom–12.60%
Barclays PLC	428,645	1,939,503
BHP Billiton PLC	35,004	1,085,354
British American Tobacco PLC	24,429	1,309,914
GlaxoSmithKline PLC	31,447	839,208
Imperial Tobacco Group PLC	36,873	1,431,051
Kingfisher PLC	165,523	1,058,197
National Grid PLC	69,159	903,687
Rio Tinto PLC	19,179	1,082,872
Royal Dutch Shell PLC–Class A	26,623	956,176
Standard Chartered PLC	63,804	1,436,968
Tesco PLC	220,828	1,222,688
		13,265,618

United States–47.40%
3M Co.	9,143	1,282,306
ACE Ltd.	22,995	2,380,672
AGCO Corp.	23,742	1,405,289
Apache Corp.	8,480	728,771
Archer-Daniels-Midland Co.	41,038	1,781,049
Avago Technologies Ltd.	24,159	1,277,770
Bank of America Corp.	76,566	1,192,133
Chevron Corp.	10,337	1,291,195
Cisco Systems, Inc.	69,057	1,550,330
Coach, Inc.	26,322	1,477,454

	Shares	Value
United States–(continued)
ConocoPhillips	18,041	$1,274,597
Corning Inc.	187,379	3,339,094
Dr Pepper Snapple Group, Inc.	20,090	978,785
Energizer Holdings, Inc.	9,638	1,043,217
GameStop Corp.–Class A	20,801	1,024,657
General Dynamics Corp.	18,213	1,740,252
Hewlett-Packard Co.	39,657	1,109,603
International Game Technology	53,432	970,325
Johnson & Johnson	10,017	917,457
Joy Global Inc.(a)	13,796	806,928
JPMorgan Chase & Co.	31,329	1,832,120
Kohl’s Corp.	19,294	1,094,934
Medtronic, Inc.	18,581	1,066,364
Merck & Co., Inc.	41,681	2,086,134
Microsoft Corp.	27,080	1,013,604
NASDAQ OMX Group, Inc. (The)	56,908	2,264,938
Oracle Corp.	53,292	2,038,952
Pfizer Inc.	32,521	996,118
Phillips 66	11,758	906,894
PNC Financial Services Group, Inc. (The)	15,524	1,204,352
QUALCOMM, Inc.	27,338	2,029,847
Quest Diagnostics Inc.	15,853	848,770
Stryker Corp.	13,243	995,079
Valero Energy Corp.	32,904	1,658,362
Wal-Mart Stores, Inc.	11,997	944,044
WellPoint, Inc.	14,459	1,335,867
		49,888,263
Total Common Stocks & Other Equity Interests (Cost $82,815,686)		102,395,892

Money Market Funds–2.22%
Liquid Assets Portfolio–Institutional Class(d)	1,168,440	1,168,440
Premier Portfolio–Institutional Class(d)	1,168,440	1,168,440
Total Money Market Funds (Cost $2,336,880)		2,336,880
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.50% (Cost $85,152,566)		104,732,772

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.35%
Liquid Assets Portfolio–Institutional Class (Cost $5,631,229)(d)(e)	5,631,229	5,631,229
TOTAL INVESTMENTS–104.85% (Cost $90,783,795)		110,364,001
OTHER ASSETS LESS LIABILITIES–(4.85)%		(5,103,490)
NET ASSETS–100.00%		$105,260,511

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund

GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt

REGS	– Regulation S

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at December 31, 2013.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $246,496, which represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$5,387,158	$(5,387,158)	$—

* Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $82,815,686)*	$102,395,892
Investments in affiliated money market funds, at value and cost	7,968,109
Total investments, at value (Cost $90,783,795)	110,364,001
Foreign currencies, at value (Cost $110,838)	110,658
Receivable for:
Investments sold	27,448
Fund shares sold	375,104
Dividends	190,481
Investment for trustee deferred compensation and retirement plans	27,968
Total assets	111,095,660

Liabilities:
Payable for:
Fund shares reacquired	44,373
Amount due custodian	27,448
Collateral upon return of securities loaned	5,631,229
Accrued fees to affiliates	65,453
Accrued trustees’ and officers’ fees and benefits	1,078
Accrued other operating expenses	35,575
Trustee deferred compensation and retirement plans	29,993
Total liabilities	5,835,149
Net assets applicable to shares outstanding	$105,260,511

Net assets consist of:
Shares of beneficial interest	$105,217,925
Undistributed net investment income	1,673,718
Undistributed net realized gain (loss)	(21,214,843)
Net unrealized appreciation	19,583,711
$105,260,511

Net Assets:
Series I	$83,981,908
Series II	$21,278,603

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	9,272,867
Series II	2,354,213
Series I:
Net asset value per share	$9.06
Series II:
Net asset value per share	$9.04

*	At December 31, 2013, securities with an aggregate value of $5,387,158 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $151,636)	$2,796,222
Dividends from affiliated money market funds (includes securities lending income of $57,217)	58,337
Total investment income	2,854,559

Expenses:
Advisory fees	662,875
Administrative services fees	243,663
Custodian fees	35,931
Distribution fees — Series II	52,355
Transfer agent fees	9,883
Trustees’ and officers’ fees and benefits	27,902
Professional services fees	59,665
Other	28,638
Total expenses	1,120,912
Less: Fees waived	(2,320)
Net expenses	1,118,592
Net investment income	1,735,967

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,695,536
Foreign currencies	(35,768)
7,659,768
Change in net unrealized appreciation of:
Investment securities (net of change in estimated tax of foreign investments held of $4,774)	10,622,324
Foreign currencies	1,082
10,623,406
Net realized and unrealized gain	18,283,174
Net increase in net assets resulting from operations	$20,019,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$1,735,967	$1,862,116
Net realized gain	7,659,768	2,640,131
Change in net unrealized appreciation	10,623,406	7,890,201
Net increase in net assets resulting from operations	20,019,141	12,392,448

Distributions to shareholders from net investment income:
Series I	(1,522,471)	(1,863,526)
Series ll	(347,778)	(494,180)
Total distributions from net investment income	(1,870,249)	(2,357,706)

Share transactions–net:
Series l	(4,829,903)	(11,435,424)
Series ll	(3,576,358)	(2,948,706)
Net increase (decrease) in net assets resulting from share transactions	(8,406,261)	(14,384,130)
Net increase (decrease) in net assets	9,742,631	(4,349,388)

Net assets:
Beginning of year	95,517,880	99,867,268
End of year (includes undistributed net investment income of $1,673,718 and $1,835,915, respectively)	$105,260,511	$95,517,880

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Core Equity Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco V.I. Global Core Equity Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.67%
Next $500 million	0.645%
Next $1 billion	0.62%
Next $1 billion	0.595%
Next $1 billion	0.57%
Over $4.5 billion	0.545%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on

Invesco V.I. Global Core Equity Fund

short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $2,320.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $193,663 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $1,744,225 and from Level 2 to Level 1 of $7,893,628, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$2,969,204	$1,471,558	$—	$4,440,762
Brazil	509,323	331,275	—	840,598
Canada	2,097,440	—	—	2,097,440
China	83,846	1,031,713	—	1,115,559
France	1,920,332	4,492,611	—	6,412,943
Germany	2,045,638	985,719	—	3,031,357
Hong Kong	—	876,705	—	876,705
India	328,084	—	—	328,084
Indonesia	—	318,639	—	318,639
Israel	1,014,585	—	—	1,014,585
Italy	—	845,743	—	845,743
Japan	—	8,592,786	—	8,592,786

Invesco V.I. Global Core Equity Fund

	Level 1	Level 2	Level 3	Total
Mexico	$201,891	$—	$—	$201,891
Norway	—	984,423	—	984,423
Poland	—	75,019	—	75,019
Russia	162,917	379,471	—	542,388
Singapore	1,067,116	—	—	1,067,116
South Africa	248,936	216,459	—	465,395
South Korea	539,305	890,220	—	1,429,525
Spain	—	1,696,286	—	1,696,286
Switzerland	—	1,927,940	—	1,927,940
Taiwan	—	386,468	—	386,468
Thailand	—	237,599	—	237,599
Turkey	—	158,035	—	158,035
Turkmenistan	154,725	—	—	154,725
United Kingdom	5,891,650	7,373,968	—	13,265,618
United States	57,856,372	—	—	57,856,372
	$77,091,364	$33,272,637	$—	$110,364,001

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$1,870,249	$2,357,706

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,700,101
Net unrealized appreciation — investments	19,431,646
Net unrealized appreciation — other investments	3,505
Temporary book/tax differences	(26,383)
Capital loss carryforward	(21,066,283)
Shares of beneficial interest	105,217,925
Total net assets	$105,260,511

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used

Invesco V.I. Global Core Equity Fund

to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,669,521 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$3,148,307	$—	$3,148,307
December 31, 2017	17,917,976	—	17,917,976
	$21,066,283	$—	$21,066,283

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco V.I. Global Dividend Growth Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $31,295,726 and $40,773,154, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$21,745,455
Aggregate unrealized (depreciation) of investment securities	(2,313,809)
Net unrealized appreciation of investment securities	$19,431,646

Cost of investments for tax purposes is $90,932,355.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on December 31, 2013, undistributed net investment income was decreased by $27,915 and undistributed net realized gain was increased by $27,915. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	988,327	$8,287,585	379,696	$2,734,062
Series II	17,976	148,266	17,582	121,039

Issued as reinvestment of dividends:
Series I	179,325	1,522,471	258,823	1,863,526
Series II	40,986	347,557	68,695	493,916

Reacquired:
Series I	(1,779,138)	(14,639,959)	(2,247,672)	(16,033,012)
Series II	(496,082)	(4,072,181)	(497,808)	(3,563,661)
Net increase (decrease) in share activity	(1,048,606)	$(8,406,261)	(2,020,684)	$(14,384,130)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Core Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$7.54	$0.15	$1.54	$1.69	$(0.17)	$9.06	22.50%	$83,982	1.08	%(d)	1.08	%(d)	1.81	%(d)	32%
Year ended 12/31/12	6.80	0.14	0.79	0.93	(0.19)	7.54	13.75	74,517	1.00		1.08		1.98		23
Year ended 12/31/11	7.87	0.20	(1.02)	(0.82)	(0.25)	6.80	(10.89)	78,125	0.97		1.00		2.70		62
Year ended 12/31/10	7.24	0.15	0.62	0.77	(0.14)	7.87	10.95	44,717	1.12		1.15		2.04		130
Year ended 12/31/09	6.75	0.22	0.77	0.99	(0.50)	7.24	15.99	45,972	1.15	(e)	1.20	(e)	3.33	(e)(f)	79
Series II
Year ended 12/31/13	7.52	0.13	1.53	1.66	(0.14)	9.04	22.25	21,279	1.33	(d)	1.33	(d)	1.56	(d)	32
Year ended 12/31/12	6.79	0.12	0.78	0.90	(0.17)	7.52	13.41	21,001	1.25		1.33		1.73		23
Year ended 12/31/11	7.86	0.18	(1.02)	(0.84)	(0.23)	6.79	(11.12)	21,742	1.22		1.25		2.45		62
Year ended 12/31/10(g)	6.52	0.07	1.27	1.34	—	7.86	20.55	12	1.40	(h)	1.45	(h)	1.76	(h)	130

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $68,458,544 and sold of $8,561,566 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Dividend Growth into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $77,995 and $20,942 for Series I and Series II, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios was less than 0.005% for the year ended December 31, 2009.
(f)	Ratio of net investment income to average net assets without fee waivers and/or expense absorbed was 3.28% for the year ended December 31, 2009.
(g)	Commencement date of June 1, 2010.
(h)	Annualized.

Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,151.70	$5.80	$1,019.81	$5.45	1.07%
Series II	1,000.00	1,150.60	7.16	1,018.55	6.72	1.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	47.38%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Core Equity Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Global Health Care Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIGHC-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Global Health Care Fund’s investment results compared favorably to its broad market and style-specific indexes, the MSCI World Index and the MSCI World Health Care Index, respectively. The Fund’s relative results were largely attributable to strong stock selection in the pharmaceuticals industry and stock selection and an overweight position in the health care providers and services industry. Along with the biotechnology industry, these industries were the Fund’s top contributors on both a relative and an absolute basis. The Fund’s cash position detracted from relative results during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	40.54%
Series II Shares	40.16
MSCI World Index‚(Broad Market Index)	26.68
MSCI World Health Care Index■ (Style-Specific Index)	36.27
Lipper VUF Health/Biotechnology Funds Classification Average■ (Peer Group)	47.06
Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund seeks to invest, under normal circumstances, at least 80% of its net assets (plus any borrowing for investment purposes) in securities of issuers engaged primarily in health care-related industries, and in derivatives and other instruments that have economic characteristics similar to such securities.

    We seek health care stocks of small, medium-sized and large companies from around the world that we believe are attractively priced relative to their expected long-term earnings and cash flow growth.

    In selecting securities for the Fund, we first screen the global investment universe. Stocks of at least $200 million in market capitalization are considered for further evaluation if they are identified as having attractive growth prospects relative to their current valuations. We use a research-oriented, bottom-up investment approach, focusing on company fundamentals in an effort to uncover future growth prospects that are not yet appreciated by the market.

    In analyzing specific industries for possible investment, we ordinarily look for several of the following characteristics: above-average growth and demand; scientific and medical advances; below-average reimbursement risk; and high barriers to entry. In analyzing specific companies for possible investment, we ordinarily look for several of the following characteristics: leading companies with defensible franchises; companies in the midst of a new product cycle; value-added and/or niche-oriented products and/or services exhibiting sustainable revenue growth; potential to expand profit margins and improve profitability; superior earnings-per-share growth; strong balance sheet and moderate financial leverage; and a capable management team.

    Stock selection is then further refined by valuation analysis. In general, we target stocks trading at compelling valuations based on one or more of the following parameters: price to earnings (P/E); P/E ratio versus expected earnings-per-share growth rate; enterprise value to earnings before interest depreciation and taxes; discounted cash flow analysis; and sum of parts analysis.

    The resulting target portfolio typically consists of 50 to 80 individual securities with exposure across most subsectors of health care and diversified by region. Additionally, position size is limited in an effort to maximize risk-adjusted returns.

    We consider selling a security when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals deteriorate.
■	A company no longer meets our investment criteria.
■	More compelling investment ideas are uncovered.

Market conditions and your Fund

The year ended December 31, 2013 was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying

Portfolio Composition By country
United States	68.4%
Switzerland	7.2
Germany	3.8
United Kingdom	3.5
Japan	2.3
France	2.2
Countries each less than 2.0% of portfolio	2.6
Money Market Funds
Plus Other Assets Less Liabilities	10.0

Top 10 Equity Holdings*
1. Gilead Sciences, Inc.	4.2%
2. Roche Holding AG	3.7
3. Novartis AG-ADR	3.5
4. Cardinal Health, Inc.	2.9
5. Pfizer Inc.	2.9
6. Bayer AG	2.8
7. Biogen Idec Inc.	2.8
8. Alexion Pharmaceuticals, Inc.	2.7
9. Celgene Corp.	2.7
10. McKesson Corp.	2.7

Top Five Industries*
1. Pharmaceuticals	37.4%
2. Biotechnology	22.0
3. Health Care Facilities	8.5
4. Health Care Distributors	5.6
5. Health Care Equipment	5.5

Total Net Assets	$239.0 million
Total Number of Holdings*	58

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

Invesco V.I. Global Health Care Fund

program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major domestic and US equity market indexes delivered strong double-digit gains, and all 10 sectors of the MSCI World Index had positive returns. The consumer discretionary sector had the highest return of any sector within the Index.

    The largest contributor to Fund results for the reporting period was Gilead Sciences, a biopharmaceutical company that specializes in therapeutics for the treatment of HIV and hepatitis C. A strong move upward in biotechnology stocks coupled with growing investor excitement over the future prospects for its hepatitis C virus treatment franchise drove much of the stock’s movement. Moreover, the company’s shares benefited from the US Food and Drug Administration’s (FDA) approval of the company’s single-tablet HIV combination drug, Stribild.

    Another strong contributor was Endo Health Solutions, a specialty health care company focused on pain management. The company reported solid earnings in the fourth quarter, as cost cutting efforts initiated earlier in the year started to show results. Shares of the company rose sharply following the November announcement of a merger between Endo and Paladin Labs (not a Fund holding), a specialty pharmaceutical firm based in Canada. The deal, which is scheduled to close in early 2014, was greeted favorably by investors, as it is expected to expand Endo’s product portfolio, provide tax savings and be accretive to earnings.

    Our investment in Ariad Pharmaceuticals detracted from the Fund’s performance during the reporting period. In October, the company disclosed instances of life-threatening blood clots in patients taking its leukemia drug, Iclusig. These safety concerns caused a reevaluation of our investment thesis, and we ultimately eliminated Ariad from the Fund.

    Amarin also detracted from the Fund’s performance during the reporting period. Amarin is a biopharmaceutical company focused on the commercialization and development of therapeutics to improve cardiovascular health. In early 2013, the company launched its cholesterol drug, Vascepa, which is a fish oil-derived treatment for high triglycerides. The company sought to expand the market for the drug as a supplement for patients with elevated, but not extremely high, triglycerides. However, an FDA advisory committee did not approve the company’s request for this additional indication, and instead required that Amarin complete its cardiovascular outcomes study. Shares sold off sharply following the news, and we eliminated our position in the stock during the reporting period.

    The Fund held forward foreign currency contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivative instruments were used for the purpose of hedging, and not for speculative purposes or leverage. The use of forward foreign currency contracts had a slight negative impact on the Fund’s performance relative to its style-specific benchmark.

    During the reporting period, we reduced our exposure to the managed care, health care equipment and life science tools and services industries. While we did increase our exposure to the pharmaceuticals industry, it remained our largest underweight position relative to the Fund’s style-specific benchmark.

    We continue to emphasize specialty pharmaceuticals and biotechnology stocks based on their generally robust product portfolios and compelling pipelines, as well as our opinion that many of these companies may be targets of ongoing industry consolidation. We are primarily focused on companies with new product cycles, lower reimbursement risk and lower competition.

    At the end of the reporting period, the Fund was primarily invested in US stocks. The Fund’s non-US allocation was focused mainly on European large-cap pharmaceuticals, which have fewer patent expiration concerns than their US counterparts.

    As always, thank you for your continued investment in Invesco V.I. Global Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Derek Taner Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Health Care Fund. He joined Invesco in 2005. Mr. Taner earned a BS in business administration with an emphasis in accounting and finance and an MBA from the University of California, Berkeley Haas School of Business.

Invesco V.I. Global Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, MSCI via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (5/21/97)	9.07%
10 Years	8.78
5 Years	18.88
1 Year	40.54

Series II Shares
10 Years	8.51%
5 Years	18.59
1 Year	40.16

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II shares. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.13% and 1.38%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Health Care Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

continued from the next page

shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Health Care Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Health care sector risk. The Fund will concentrate in issuers engaged primarily in health care industries. The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks.

Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper VUF Health/Biotechnology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Health/ Biotechnology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for continued on previous page

Invesco V.I. Global Health Care Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–90.02%
Biotechnology–22.01%
ACADIA Pharmaceuticals Inc.(b)	50,257	$1,255,922
Alexion Pharmaceuticals, Inc.(b)	48,428	6,443,830
Biogen Idec Inc.(b)	23,529	6,582,238
BioMarin Pharmaceutical Inc.(b)	52,972	3,722,342
Celgene Corp.(b)	38,134	6,443,121
Celldex Therapeutics Inc.(b)	62,415	1,511,067
Exact Sciences Corp.(b)	117,742	1,376,404
Gilead Sciences, Inc.(b)	131,920	9,913,788
Incyte Corp.(b)	58,110	2,942,109
Insmed, Inc.(b)	40,671	691,814
Keryx Biopharmaceuticals, Inc.(b)	99,428	1,287,593
Medivation Inc.(b)	42,556	2,715,924
NewLink Genetics Corp.(b)	32,193	708,568
NPS Pharmaceuticals, Inc.(b)	82,142	2,493,831
Vanda Pharmaceuticals Inc.(b)	131,482	1,631,692
Vertex Pharmaceuticals Inc.(b)	38,878	2,888,635
		52,608,878

Drug Retail–1.38%
CVS Caremark Corp.	33,142	2,371,973
Raia Drogasil S.A. (Brazil)	148,860	934,634
		3,306,607

Health Care Distributors–5.59%
Cardinal Health, Inc.	103,948	6,944,766
McKesson Corp.	39,793	6,422,590
		13,367,356

Health Care Equipment–5.48%
Abbott Laboratories	78,741	3,018,143
Covidien PLC	43,681	2,974,676
Hologic, Inc.(b)	74,292	1,660,426
Olympus Corp. (Japan)(b)	98,500	3,124,677
Wright Medical Group, Inc.(b)	75,099	2,306,290
		13,084,212

Health Care Facilities–8.51%
Community Health Systems Inc.(b)	105,210	4,131,597
HCA Holdings, Inc.(b)	127,855	6,099,962
Rhoen-Klinikum AG (Germany)	84,234	2,479,959
Tenet Healthcare Corp.(b)	96,904	4,081,596
Universal Health Services, Inc.–Class B	43,545	3,538,467
		20,331,581

Health Care Services–4.01%
Air Methods Corp.(b)	46,991	2,740,985
Express Scripts Holding Co.(b)	88,191	6,194,536
Innovacare Inc. (Puerto Rico) (Acquired 12/12/12; Cost $480,796)(b)(c)	122,652	643,923
		9,579,444

	Shares	Value
Health Care Technology–0.48%
HMS Holdings Corp.(b)	50,689	$1,152,161

Life Sciences Tools & Services–1.76%
Thermo Fisher Scientific, Inc.	37,863	4,216,045

Managed Health Care–3.37%
Aetna Inc.	49,605	3,402,407
Qualicorp S.A. (Brazil)(b)	109,000	1,038,271
UnitedHealth Group Inc.	48,107	3,622,457
		8,063,135

Pharmaceuticals–37.43%
AbbVie Inc.	114,258	6,033,965
Allergan, Inc.	31,622	3,512,572
Auxilium Pharmaceuticals Inc.(b)	115,982	2,405,467
Bayer AG (Germany)	47,416	6,650,701
Bristol-Myers Squibb Co.	117,896	6,266,172
Endo Health Solutions Inc.(b)	60,096	4,054,076
GlaxoSmithKline PLC–ADR (United Kingdom)	110,524	5,900,876
Hikma Pharmaceuticals PLC (United Kingdom)	127,661	2,538,994
Jazz Pharmaceuticals PLC(b)	24,721	3,128,690
Johnson & Johnson	61,686	5,649,821
Mylan Inc.(b)	65,496	2,842,526
Nektar Therapeutics(b)	118,240	1,342,024
Nippon Shinyaku Co., Ltd. (Japan)	116,000	2,257,422
Novartis AG–ADR (Switzerland)	104,043	8,362,976
Pfizer Inc.	222,692	6,821,056
Repros Therapeutics Inc.(b)	41,222	754,363
Roche Holding AG (Switzerland)	31,847	8,926,754
Sanofi–ADR (France)	97,623	5,235,522
Shire PLC–ADR (Ireland)	25,352	3,581,984
Zoetis Inc.	97,531	3,188,288
		89,454,249
Total Common Stocks & Other Equity Interests (Cost $134,623,728)		215,163,668

Money Market Funds–10.06%
Liquid Assets Portfolio–Institutional Class(d)	12,020,992	12,020,992
Premier Portfolio–Institutional Class(d)	12,020,992	12,020,992
Total Money Market Funds (Cost $24,041,984)		24,041,984
TOTAL INVESTMENTS–100.08% (Cost $158,665,712)		239,205,652
OTHER ASSETS LESS LIABILITIES–(0.08)%		(182,363)
NET ASSETS–100.00%		$239,023,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $643,923, which represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $134,623,728)	$215,163,668
Investments in affiliated money market funds, at value and cost	24,041,984
Total investments, at value (Cost $158,665,712)	239,205,652
Foreign currencies, at value (Cost $3,215)	3,178
Receivable for:
Fund shares sold	22,871
Dividends	311,471
Investment for trustee deferred compensation and retirement plans	64,585
Other assets	252,751
Total assets	239,860,508

Liabilities:
Payable for:
Fund shares reacquired	409,767
Forward foreign currency contracts outstanding	148,361
Accrued fees to affiliates	177,624
Accrued trustees’ and officers’ fees and benefits	828
Accrued other operating expenses	26,543
Trustee deferred compensation and retirement plans	74,096
Total liabilities	837,219
Net assets applicable to shares outstanding	$239,023,289

Net assets consist of:
Shares of beneficial interest	$148,335,654
Undistributed net investment income (loss)	(68,345)
Undistributed net realized gain	10,359,144
Net unrealized appreciation	80,396,836
$239,023,289

Net Assets:
Series I	$180,534,993
Series II	$58,488,296

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,156,547
Series II	2,047,120
Series I:
Net asset value per share	$29.32
Series II:
Net asset value per share	$28.57

Investment income:
Dividends (net of foreign withholding taxes of $152,281)	$2,274,778
Dividends from affiliated money market funds	11,592
Total investment income	2,286,370

Expenses:
Advisory fees	1,534,445
Administrative services fees	554,619
Custodian fees	17,717
Distribution fees — Series II	115,351
Transfer agent fees	40,721
Trustees’ and officers’ fees and benefits	32,202
Other	65,533
Total expenses	2,360,588
Less: Fees waived	(23,856)
Net expenses	2,336,732
Net investment income (loss)	(50,362)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	11,557,481
Foreign currencies	7,029
Forward foreign currency contracts	(258,896)
11,305,614
Change in net unrealized appreciation (depreciation) of:
Investment securities	56,328,355
Foreign currencies	5,473
Forward foreign currency contracts	(82,778)
56,251,050
Net realized and unrealized gain	67,556,664
Net increase in net assets resulting from operations	$67,506,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Health Care Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(50,362)	$890,937
Net realized gain	11,305,614	14,877,498
Change in net unrealized appreciation	56,251,050	12,791,192
Net increase in net assets resulting from operations	67,506,302	28,559,627

Distributions to shareholders from net investment income:
Series I	(1,103,498)	—
Series ll	(268,414)	—
Total distributions from net investment income	(1,371,912)	—

Share transactions–net:
Series l	238,003	(8,466,440)
Series ll	10,929,984	(296,116)
Net increase (decrease) in net assets resulting from share transactions	11,167,987	(8,762,556)
Net increase in net assets	77,302,377	19,797,071

Net assets:
Beginning of year	161,720,912	141,923,841
End of year (includes undistributed net investment income (loss) of $(68,345) and $828,130, respectively)	$239,023,289	$161,720,912

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco V.I. Global Health Care Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco V.I. Global Health Care Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

Invesco V.I. Global Health Care Fund

For the year ended December 31, 2013, the Adviser waived advisory fees of $23,856.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $504,619 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $1,572 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2013, there were transfers from Level 2 to Level 1 of $12,485,388, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$223,095,705	$15,466,024	$643,923	$239,205,652
Forward Foreign Currency Contracts*	—	(148,361)	—	(148,361)
Total Investments	$223,095,705	$15,317,663	$643,923	$239,057,291

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward foreign currency contracts(a)	$—	$(148,361)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Invesco V.I. Global Health Care Fund

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts*
Realized Gain (Loss)
Currency risk	$(258,896)
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(82,778)
Total	$(341,674)

*	The average notional value of forward foreign currency contracts outstanding during the period was $9,553,943.

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/10/14	Citibank Capital, Inc.	CHF	5,401,000	USD	5,968,846	$6,054,760	$(85,914)
01/10/14	Citibank Capital, Inc.	EUR	3,526,800	USD	4,789,641	4,852,088	(62,447)
Total forward foreign currency contracts							$(148,361)

Currency Abbreviations:

CHF	– Swiss Franc
EUR	— Euro
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged		Net Amount
Counterparty				Financial Instruments	Cash
Citibank Capital, Inc.	$148,361	$—	$148,361	$—	$—	$148,361

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Global Health Care Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$1,371,912	$—

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$988,962
Undistributed long-term gain	9,221,821
Net unrealized appreciation — investments	80,539,940
Net unrealized appreciation — other investments	5,257
Temporary book/tax differences	(68,345)
Shares of beneficial interest	148,335,654
Total net assets	$239,023,289

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $964,776 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of December 31, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $58,752,182 and $65,030,869, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$81,999,901
Aggregate unrealized (depreciation) of investment securities	(1,459,961)
Net unrealized appreciation of investment securities	$80,539,940

Cost of investments is the same for tax and financial reporting purposes.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment company reclass and net operating losses, on December 31, 2013, undistributed net investment income (loss) was increased by $525,799 and undistributed net realized gain was decreased by $525,799. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Global Health Care Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	1,793,336	$44,988,563	1,403,027	$27,821,446
Series II	585,408	14,448,063	202,373	3,873,007

Issued as reinvestment of dividends:
Series I	41,129	1,103,498	—	—
Series II	10,264	268,414	—	—

Reacquired:
Series I	(1,814,512)	(45,854,058)	(1,856,473)	(36,287,886)
Series II	(150,514)	(3,786,493)	(216,297)	(4,169,123)
Net increase (decrease) in share activity	465,111	$11,167,987	(467,370)	$(8,762,556)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$21.00	$0.01	$8.49	$8.50	$(0.18)	$29.32	40.54%	$180,535	1.09	%(d)	1.10	%(d)	0.03	%(d)	32%
Year ended 12/31/12	17.37	0.12 (e)	3.51	3.63	—	21.00	20.90	128,898	1.12		1.13		0.63	(e)	43
Year ended 12/31/11	16.71	0.00	0.66	0.66	—	17.37	3.95	114,476	1.11		1.12		0.03		42
Year ended 12/31/10	15.87	(0.03)	0.87	0.84	—	16.71	5.29	124,441	1.11		1.12		(0.18)		16
Year ended 12/31/09	12.47	(0.01)	3.46	3.45	(0.05)	15.87	27.67	143,648	1.13		1.14		(0.05)		45
Series II
Year ended 12/31/13	20.49	(0.05)	8.27	8.22	(0.14)	28.57	40.16	58,488	1.34	(d)	1.35	(d)	(0.22	)(d)	32
Year ended 12/31/12	16.99	0.07 (e)	3.43	3.50	—	20.49	20.60	32,823	1.37		1.38		0.38	(e)	43
Year ended 12/31/11	16.38	(0.04)	0.65	0.61	—	16.99	3.72	27,448	1.36		1.37		(0.22)		42
Year ended 12/31/10	15.60	(0.07)	0.85	0.78	—	16.38	5.00	26,063	1.36		1.37		(0.43)		16
Year ended 12/31/09	12.26	(0.04)	3.40	3.36	(0.02)	15.60	27.39	26,722	1.38		1.39		(0.30)		45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $158,452 and $46,140 for Series I and Series II shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.01) and (0.02)% and $(0.06) and (0.27)% for Series I and Series II shares, respectively.

Invesco V.I. Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,187.20	$5.96	$1,019.76	$5.50	1.08%
Series II	1,000.00	1,185.80	7.33	1,018.50	6.77	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Health Care Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Global Real Estate Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on
Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGRE-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, global real estate equities produced gains, but lagged both US and global broad market equities. As interest rates rose on the 10-year US Treasury bonds beginning in May, real estate investment trusts (REITs) and global real estate equities came under pressure despite an improved fundamental backdrop. In most markets across the globe, supply of new real estate remained limited and absolute vacancy levels remained well below previous high points. Combined with generally improving economic conditions, this created tight rental markets in many areas around the globe. Invesco V.I. Global Real Estate Fund underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, primarily as a result of security selection and market allocation within the UK and Hong Kong.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	2.71%
Series II Shares	2.44
MSCI World Index‚ (Broad Market Index)	26.68
FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	4.39
Lipper VUF Real Estate Funds Classification Average¿ (Peer Group)	1.58

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Invesco, Bloomberg L.P.; ¿Lipper Inc.

How we invest

The Fund holds primarily REITs and other property-related securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a globally diversified Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying US and non-US property types we believe may benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams with the ability to effectively manage capital structure decisions and execute their stated strategic plan.
■	Attractive valuations relative to peer investment alternatives.

    We attempt to manage risk by diversifying property types and geographic locations as well as by considering the relative liquidity of each security and limiting the size of any one holding.

    We consider selling a holding when:

■	Relative valuation falls below desired levels.
■	Risk-return relationships change significantly.
■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

Many aspects of 2013 were positive from an economic and fundamental real estate perspective. The global economy had another year of recovery, having maintained its overall modest growth path across most regions of the world. The much-anticipated beginning of a withdrawal of stimulus by the US Federal Reserve was announced during the fourth quarter, reflecting the sustained positive economic data from the US. In Europe, further stimulus was added, with interest rates lowered by the European Central Bank in response to persistent weak inflation data. Japanese confidence continued to grow as further stimulus was added to the economy. However, the remainder of Asia evidenced more modest data as it struggled to balance the impact of an improving US economy with local policy priorities. Additionally, emerging market currencies struggled beginning in May as tapering came to be expected in the US.

    In most developed markets, bond yields rose and equity markets posted gains for the year. Listed real estate performance was mixed. Europe and Japan were areas of strong performance. However, poor performance was evident in the more income-oriented REIT sectors in the US. Additionally, Hong Kong and Singapore real estate companies, which tend to be sensitive to US interest rate prospects, also lagged. Although real estate equities responded negatively to increasing interest rates, improvements were seen in rents and occupancy rates, leading to high demand for high quality real estate investments. Additionally, the market evidenced a modestly increased appetite for development risk and lower quality real estate investments.

    The Fund underperformed its style-specific benchmark for the year ended December 31, 2013. Detractors from performance included security selection in the UK, Hong Kong and Australia. Additionally, underweight exposure to the strong performance of the UK, and an overweight exposure to negative performance in Hong Kong, also hurt relative Fund performance. Relative contributors included security selection in Japan, Germany and Canada. Additionally, the Fund

Portfolio Composition
By country
United States	45.6%
Japan	15.2
Hong Kong	7.7
Australia	6.4
United Kingdom	5.8
Singapore	4.0
Canada	3.9
France	3.7
Germany	2.2
Countries each less than 2.0% of portfolio	3.2
Money Market Funds Plus Other Assets Less Liabilities	2.3

Top 10 Equity Holdings*
1. Simon Property Group, Inc.	5.4%
2. Mitsui Fudosan Co., Ltd.	4.4
3. Mitsubishi Estate Co. Ltd.	3.3
4. AvalonBay Communities, Inc.	3.2
5. Prologis, Inc.	3.0
6. Health Care REIT, Inc.	2.7
7. Unibail-Rodamco S.E.	2.6
8. SL Green Realty Corp.	2.5
9. Boston Properties, Inc.	2.4
10. Sumitomo Realty & Development Co., Ltd.	2.4

Total Net Assets	$360.0 million

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Global Real Estate Fund

benefited from an overweight exposure to strong performance in Japan, as well as an underweight exposure to negative performance in Canada and Switzerland.

    Relative to the Fund’s style-specific benchmark, contributors during the year included overweight positions in large-cap Japanese real estate developer stocks, including Mitsui Fudosan and Sumitomo Realty & Development. Mitsui Fudosan owns and manages office space throughout prime areas of central Tokyo. It is a top-tier residential developer with well-located land bank and has a growing retail mall portfolio. Sumitomo Realty & Development is primarily focused on office buildings and housing and operates in four business segments, including property leasing and management, development and sales, construction and remodeling, and real estate brokerage. Underweight positions in Ventas and HCP, both US health care REITs which experienced negative performance during the year, also contributed to Fund performance relative to the style-specific benchmark. HCP was no longer held at the end of the year.

    Top detractors relative to the style-specific benchmark were US REITs AvalonBay Communities, Health Care REIT and Vornado Realty Trust. Early in the year, apartment REIT AvalonBay Communities, in conjunction with Equity Residential (not a Fund holding), purchased Archstone Apartments. We added to our position in AvalonBay Communities following its share price weakness as a result of favorable relative value and above-average earnings growth expectations. Health Care REIT, which focuses on senior housing and medical office buildings, had an above-average dividend yield and above-average growth prospects relative to health care peers based on a combination of accretive acquisitions and results from its senior housing platform. Diversified REIT Vornado Realty Trust experienced fundamental weakness in its core Washington DC market and was sold during the year.

    At the close of the reporting period, and relative to the Fund’s style-specific benchmark, we were modestly overweight in Germany, China, Sweden, Norway, Finland and Austria. Conversely, we were underweight in the US, the UK, the Netherlands and France. Additionally, the Fund lacked exposure to Switzerland, Belgium, Israel and New Zealand, countries where we expected relatively weaker fundamental performance from real estate.

    While we expect continued reappraisal of risk and return requirements for all investment classes, real estate securities valuations appeared fair by longer-term standards, given a relatively attractive yield and solid, fundamentally-driven earnings growth prospects. With generally healthy balance sheets and access to multiple sources of investment capital, most listed real estate companies are now focused on generating growth, opening up opportunities to undertake modest new developments. During the year, we maintained our bias toward companies with higher quality assets, supply-constrained markets, generally lower-leveraged balance sheets and, as we expect risk free rates may continue to rise modestly, companies with above-average earnings growth prospects.

    We thank you for your continued investment in Invesco V.I. Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco V.I. Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2000.
Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Global Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Invesco V.I. Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco via Bloomberg L.P.
2	Source: Lipper Inc.
3	Source(s): Invesco, MSCI via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (3/31/98)	8.32%
10 Years	8.26
5 Years	13.72
1 Year	2.71

Series II Shares
10 Years	8.01%
5 Years	13.43
1 Year	2.44

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.14% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Global Real Estate Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly.

Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, continued on next page

Invesco V.I. Global Real Estate Fund

preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Real estate investment (REIT) risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

The MSCI World Index® is an unmanaged index considered representative of stocks of developed countries.

    The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.

    The Lipper VUF Real Estate Funds Classification Average represents an average of all of the variable insurance underlying funds in the Lipper Real Estate Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Global Real Estate Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–97.71%
Australia–6.45%
Dexus Property Group	3,640,874	$3,266,093
Federation Centres Ltd.	1,332,066	2,782,265
Goodman Group	589,755	2,496,966
Stockland	1,126,422	3,640,583
Westfield Group	506,307	4,559,970
Westfield Retail Trust	2,435,489	6,456,535
		23,202,412

Austria–0.29%
Conwert Immobilien Invest S.E.	82,504	1,058,925

Canada–3.92%
Allied Properties REIT	134,500	4,148,202
Calloway REIT	52,200	1,236,445
Canadian Apartment Properties REIT	183,100	3,663,034
Canadian REIT	74,600	3,045,944
Chartwell Retirement Residences	119,600	1,124,839
H&R REIT	44,400	894,521
		14,112,985

China–1.12%
China Overseas Land & Investment Ltd.	358,000	1,011,188
Guangzhou R&F Properties Co. Ltd.–Class H	214,800	314,131
Shimao Property Holdings Ltd.	1,169,000	2,691,562
		4,016,881

Finland–0.35%
Sponda Oyj	266,126	1,254,001

France–3.69%
Gecina S.A.	12,523	1,654,515
Klepierre	28,802	1,334,795
Mercialys S.A.	41,581	873,690
Unibail-Rodamco S.E.	36,665	9,416,317
		13,279,317

Germany–2.16%
Deutsche Wohnen AG	84,122	1,632,694
Deutsche Wohnen AG(a)	119,560	2,219,804
GAGFAH S.A.(a)	107,918	1,588,668
LEG Immobilien AG	39,370	2,326,397
		7,767,563

Hong Kong–7.73%
Henderson Land Development Co. Ltd.	945,900	5,408,190
Hongkong Land Holdings Ltd.	708,000	4,191,474
Hysan Development Co. Ltd.	645,000	2,778,236
Link REIT (The)	1,061,000	5,162,281
New World Development Co. Ltd.	1,780,000	2,251,421
Sun Hung Kai Properties Ltd.	263,000	3,350,948

	Shares	Value
Hong Kong–(continued)
Wharf Holdings Ltd. (The)	611,000	$4,672,603
		27,815,153

Japan–15.22%
Activia Properties, Inc.	255	2,007,741
AEON REIT Investment Corp.(a)	88	107,984
Frontier Real Estate Investment Corp.	262	1,295,951
Hulic Co., Ltd.	140,900	2,091,371
Industrial & Infrastructure Fund Investment Corp.	214	1,782,486
Japan Prime Realty Investment Corp.	701	2,243,679
Japan Real Estate Investment Corp.	318	1,706,183
Japan Retail Fund Investment Corp.	454	923,609
Kenedix Realty Investment Corp.	456	2,163,282
Mitsubishi Estate Co. Ltd.	397,000	11,899,089
Mitsui Fudosan Co., Ltd.	443,000	15,983,031
Mori Hills REIT Investment Corp.	194	1,286,086
Nippon Prologis REIT Inc.	163	1,557,394
Sumitomo Realty & Development Co., Ltd.	175,000	8,724,204
United Urban Investment Corp.	718	1,031,754
		54,803,844

Malta–0.00%
BGP Holdings PLC(a)(b)	3,053,090	0

Norway–0.19%
Norwegian Property ASA	571,608	682,991

Singapore–3.95%
Ascendas REIT	831,000	1,451,555
CapitaLand Ltd.	1,090,000	2,624,178
CapitaMall Trust	1,745,000	2,639,053
CapitaMalls Asia Ltd.	1,564,000	2,436,796
CDL Hospitality Trusts	436,000	566,593
Global Logistic Properties Ltd.	1,041,000	2,388,474
Keppel Land Ltd.	491,000	1,304,282
Suntec REIT	673,000	822,373
		14,233,304

Sweden–1.23%
Castellum AB	157,529	2,455,443
Fabege AB	67,783	811,119
Wihlborgs Fastigheter AB	64,088	1,151,701
		4,418,263

United Kingdom–5.82%
Big Yellow Group PLC	133,512	1,059,013
British Land Co. PLC	388,642	4,048,189
Derwent London PLC	34,990	1,448,606
Great Portland Estates PLC	364,230	3,624,505
Hammerson PLC	326,558	2,714,716
Land Securities Group PLC	324,328	5,174,835

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

	Shares	Value
United Kingdom–(continued)
Shaftesbury PLC	141,503	$1,472,579
Unite Group PLC	213,723	1,428,344
		20,970,787

United States–45.59%
Acadia Realty Trust	46,656	1,158,469
AvalonBay Communities, Inc.	97,321	11,506,262
Boston Properties, Inc.	87,320	8,764,308
Brixmor Property Group Inc.(a)	76,100	1,547,113
Brookdale Senior Living Inc.(a)	78,791	2,141,539
Brookfield Office Properties, Inc.	55,603	1,070,496
Cousins Properties, Inc.	154,000	1,586,200
CubeSmart	140,100	2,233,194
DDR Corp.	559,299	8,596,426
EastGroup Properties, Inc.	26,600	1,540,938
Empire State Realty Trust Inc.–Class A	108,600	1,661,580
Essex Property Trust, Inc.	40,624	5,829,950
Federal Realty Investment Trust	28,300	2,869,903
General Growth Properties, Inc.	266,724	5,353,151
Health Care REIT, Inc.	183,569	9,833,791
Healthcare Realty Trust, Inc.	118,035	2,515,326
Healthcare Trust of America, Inc.–Class A	306,708	3,018,007
Host Hotels & Resorts Inc.	385,418	7,492,526
Hudson Pacific Properties Inc.	121,100	2,648,457
LaSalle Hotel Properties	101,400	3,129,204
Liberty Property Trust	49,100	1,663,017
Macerich Co. (The)	68,994	4,063,057
Mid-America Apartment Communities, Inc.	81,200	4,932,088

	Shares	Value
United States–(continued)
National Health Investors, Inc.	25,100	$1,408,110
National Retail Properties Inc.	97,083	2,944,527
Pebblebrook Hotel Trust	33,431	1,028,338
Piedmont Office Realty Trust Inc.–Class A	251,600	4,156,432
Prologis, Inc.	296,320	10,949,024
Public Storage	51,900	7,811,988
Retail Opportunity Investments Corp.	161,327	2,374,733
RLJ Lodging Trust	102,200	2,485,504
Senior Housing Properties Trust	54,999	1,222,628
Simon Property Group, Inc.	128,206	19,507,825
SL Green Realty Corp.	95,288	8,802,705
UDR, Inc.	207,255	4,839,404
Ventas, Inc.	25,158	1,441,050
		164,127,270
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $307,583,686)		351,743,696

Money Market Funds–2.10%
Liquid Assets Portfolio–Institutional Class(c)	3,779,974	3,779,974
Premier Portfolio– Institutional Class(c)	3,779,974	3,779,974
Total Money Market Funds (Cost $7,559,948)		7,559,948
TOTAL INVESTMENTS–99.81% (Cost $315,143,634)		359,303,644
OTHER ASSETS LESS LIABILITIES–0.19%		676,444
NET ASSETS–100.00%		$359,980,088

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2013 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $307,583,686)	$351,743,696
Investments in affiliated money market funds, at value and cost	7,559,948
Total investments, at value (Cost $315,143,634)	359,303,644
Foreign currencies, at value (Cost $17,249)	16,813
Receivable for:
Investments sold	276,406
Fund shares sold	297,179
Dividends	1,514,022
Investment for trustee deferred compensation and retirement plans	56,845
Other assets	1,443
Total assets	361,466,352

Liabilities:
Payable for:
Investments purchased	921,834
Fund shares reacquired	135,558
Accrued fees to affiliates	332,665
Accrued trustees’ and officers’ fees and benefits	1,084
Accrued other operating expenses	30,800
Trustee deferred compensation and retirement plans	64,323
Total liabilities	1,486,264
Net assets applicable to shares outstanding	$359,980,088

Net assets consist of:
Shares of beneficial interest	$340,477,946
Undistributed net investment income	(1,055,785)
Undistributed net realized gain (loss)	(23,597,646)
Net unrealized appreciation	44,155,573
$359,980,088

Net Assets:
Series I	$189,835,047
Series II	$170,145,041

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	12,413,618
Series II	11,417,227
Series I:
Net asset value per share	$15.29
Series II:
Net asset value per share	$14.90

Investment income:
Dividends (net of foreign withholding taxes of $498,703)	$8,685,934
Dividends from affiliated money market funds	5,377
Total investment income	8,691,311

Expenses:
Advisory fees	2,591,371
Administrative services fees	939,361
Custodian fees	131,705
Distribution fees — Series II	393,081
Transfer agent fees	36,221
Trustees’ and officers’ fees and benefits	38,827
Other	83,670
Total expenses	4,214,236
Less: Fees waived	(11,144)
Net expenses	4,203,092
Net investment income	4,488,219

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	16,723,784
Foreign currencies	(34,592)
16,689,192
Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,470,098)
Foreign currencies	2,253
(14,467,845)
Net realized and unrealized gain	2,221,347
Net increase in net assets resulting from operations	$6,709,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$4,488,219	$4,601,550
Net realized gain	16,689,192	10,780,482
Change in net unrealized appreciation (depreciation)	(14,467,845)	44,286,264
Net increase in net assets resulting from operations	6,709,566	59,668,296

Distributions to shareholders from net investment income:
Series I	(7,233,276)	(897,653)
Series ll	(6,251,428)	(457,553)
Total distributions from net investment income	(13,484,704)	(1,355,206)

Share transactions–net:
Series l	15,656,375	5,417,318
Series ll	49,946,312	40,819,507
Net increase in net assets resulting from share transactions	65,602,687	46,236,825
Net increase in net assets	58,827,549	104,549,915

Net assets:
Beginning of year	301,152,539	196,602,624
End of year (includes undistributed net investment income of $(1,055,785) and $4,703,048, respectively)	$359,980,088	$301,152,539

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Global Real Estate Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

Invesco V.I. Global Real Estate Fund

G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed

Invesco V.I. Global Real Estate Fund

below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $11,144.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $84,765 for accounting and fund administrative services and reimbursed $854,596 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco V.I. Global Real Estate Fund

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $4,430,478 and from Level 2 to Level 1 of $32,186,486, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$17,064,863	$6,137,549	$—	$23,202,412
Austria	1,058,925	—	—	1,058,925
Canada	14,112,985	—	—	14,112,985
China	314,131	3,702,750	—	4,016,881
Finland	—	1,254,001	—	1,254,001
France	2,989,310	10,290,007	—	13,279,317
Germany	6,134,869	1,632,694	—	7,767,563
Hong Kong	7,450,839	20,364,314	—	27,815,153
Japan	13,104,015	41,699,829	—	54,803,844
Malta	—	—	0	0
Norway	—	682,991	—	682,991
Singapore	566,593	13,666,711	—	14,233,304
Sweden	—	4,418,263	—	4,418,263
United Kingdom	11,937,740	9,033,047	—	20,970,787
United States	171,687,218	—	—	171,687,218
Total Investments	$246,421,488	$112,882,156	$0	$359,303,644

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$13,484,704	$1,355,206

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$5,344,057
Net unrealized appreciation — investments	32,271,737
Net unrealized appreciation (depreciation) — other investments	(4,437)
Temporary book/tax differences	(58,832)
Capital loss carryforward	(18,050,383)
Shares of beneficial interest	340,477,946
Total net assets	$359,980,088

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Invesco V.I. Global Real Estate Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $12,721,823 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$18,050,383	$—	$18,050,383

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $223,928,575 and $163,897,140, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$41,287,217
Aggregate unrealized (depreciation) of investment securities	(9,015,480)
Net unrealized appreciation of investment securities	$32,271,737

Cost of investments for tax purposes is $327,031,907.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, and foreign currency transactions on December 31, 2013, undistributed net investment income was increased by $3,237,652 and undistributed net realized gain (loss) was decreased by $3,237,652. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	2,782,023	$44,529,853	2,803,154	$39,088,897
Series II	4,044,745	63,141,654	3,738,406	51,495,783

Issued as reinvestment of dividends:
Series I	466,362	7,233,276	61,273	897,653
Series II	413,454	6,251,428	31,952	457,553

Reacquired:
Series I	(2,268,921)	(36,106,754)	(2,489,915)	(34,569,232)
Series II	(1,261,354)	(19,446,770)	(802,159)	(11,133,829)
Net increase in share activity	4,176,309	$65,602,687	3,342,711	$46,236,825

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Global Real Estate Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$15.47	$0.22	$0.21	$0.43	$(0.61)	$15.29	2.71%	$189,835	1.10	%(d)	1.10	%(d)	1.41	%(d)	49%
Year ended 12/31/12	12.14	0.27	3.14	3.41	(0.08)	15.47	28.12	176,933	1.14		1.14		1.94		51
Year ended 12/31/11	13.58	0.24	(1.16)	(0.92)	(0.52)	12.14	(6.51)	134,254	1.14		1.14		1.77		47
Year ended 12/31/10	12.14	0.35	1.74	2.09	(0.65)	13.58	17.51	131,462	1.20		1.20		2.82		87
Year ended 12/31/09	9.23	0.26	2.65	2.91	—	12.14	31.53	128,224	1.26		1.26		2.59		72
Series II
Year ended 12/31/13	15.11	0.18	0.20	0.38	(0.59)	14.90	2.44	170,145	1.35	(d)	1.35	(d)	1.16	(d)	49
Year ended 12/31/12	11.87	0.23	3.07	3.30	(0.06)	15.11	27.85	124,219	1.39		1.39		1.69		51
Year ended 12/31/11	13.31	0.20	(1.13)	(0.93)	(0.51)	11.87	(6.73)	62,349	1.39		1.39		1.52		47
Year ended 12/31/10	11.93	0.32	1.70	2.02	(0.64)	13.31	17.24	34,014	1.45		1.45		2.57		87
Year ended 12/31/09	9.10	0.24	2.59	2.83	—	11.93	31.10	11,786	1.45		1.51		2.40		72

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $189,574 and $157,232 for Series I and Series II shares, respectively.

Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,017.30	$5.54	$1,019.71	$5.55	1.09%
Series II	1,000.00	1,015.60	6.81	1,018.45	6.82	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0.00%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Global Real Estate Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Government Securities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIGOV-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Government Securities Fund underperformed its style-specific index, the Barclays U.S. Government Index. Yield curve positioning was the principal detractor from the Fund’s performance versus its style-specific benchmark for the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	-2.62%
Series II Shares	-2.85
Barclays U.S. Aggregate Index‚ (Broad Market Index)	-2.02
Barclays U.S. Government Index■ (Style-Specific Index)	-2.60
Lipper VUF General U.S. Government Funds Index■ (Peer Group Index)	-2.45

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in debt securities issued, guaranteed or backed by the US government or its agencies and instrumentalities. These securities include US Treasury notes and bonds, US agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivative instruments such as interest rate futures contracts and swap agreements and engage in mortgage dollar roll transactions, a form of repurchase agreement in the to be-announced (TBA) market for agency MBS.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialists interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation. Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro-risk exposure (for example, duration, yield curve positioning or sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unremarkable for much of the first half of the year, but from late May through June, bond and stock markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by year end.1 For only the third time in 34 years, investment grade

Portfolio Composition
By security type
U.S. Government Sponsored
Agency Mortgage-Backed Securities	60.1%
U.S. Government Sponsored
Agency Securities	16.5
U.S. Treasury Securities	14.9
Foreign Bonds	5.1
Corporate Notes	2.1
Money Market Funds Plus Other Assets Less Liabilities	1.3

Top Five Fixed Income Issuers*
1. Federal National Mortgage Association	14.2%
2. U.S. Treasury Notes	12.5
3. Federal Home Loan Mortgage Corp.	11.8
4. Fannie Mae REMICs	11.2
5. Freddie Mac REMICs	11.0

Total Net Assets	$792.9 million

Total Number of Holdings*	827

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Government Securities Fund

bonds finished the year in the red.1 For the reporting period, intermediate and longer-term, high credit quality, rate-sensitive segments of the US bond market generally lost ground; high yield bonds, bank loans and short-term bonds were some of the few bond market segments that delivered positive returns in 2013.

    Our decision to significantly underweight exposure to US Treasuries and overweight exposure to agency debentures was advantageous for the Fund as non-Treasury sectors of the government bond market outperformed Treasuries during the year. Likewise, our allocations to off-benchmark, high quality, short average life collateralized mortgage obligations (CMO) benefited the Fund’s return relative to the style-specific index, and contributed to a higher-than-index average portfolio yield-to-maturity for the reporting period.

    Our security selection decisions across the maturity, coupon, vintage and issuer strata of the agency residential MBS market were also advantageous for relative returns. Among agency MBS, an emphasis on 30-year, fixed-rate MBS was advantageous for Fund returns; such securities were helped by the Fed’s continued QE asset purchases, with $40 billion of the $85 billion monthly bond-buying program targeted at MBS.2 In contrast, our security selection among Treasury securities detracted from relative return as the value of some long maturity treasuries held during the period fell in response to rising rates during the second half of the year.

    The Fund also benefited from incremental income earned by engaging in dollar (mortgage) roll activity, a type of repurchase transaction in the highly liquid TBA market for agency MBS. A dollar roll involves the Fund selling an MBS to a financial institution, with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. During the reporting period, we maintained the portfolio’s duration slightly below that of the Fund’s style-specific benchmark, on average, which worked in favor of relative performance for the year, especially during the second half of the year as interest rates rose. Yield curve positioning within the portfolio de-emphasized relatively stable short-term (six months to two years) interest rates, thus offsetting some of the positive relative performance generated by duration positioning. Buying and selling US Treasury futures contracts was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration.

    We thank you for your investment in Invesco V.I. Government Securities Fund.

1  Source: Barclays

2  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Government Securities
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Invesco V.I. Government Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Barclays via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/5/93)	4.68%
10 Years	3.88
5 Years	2.56
1 Year	-2.62

Series II Shares
Inception (9/19/01)	3.77%
10 Years	3.61
5 Years	2.30
1 Year	-2.85

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.76% and 1.01%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Government Securities Fund, a series portfolio of AIM Variable

Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Government Securities Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.

    Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Invesco V.I. Government Securities Fund

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage-and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

    Zero coupon or pay-in-kind securities risk. The value, interest rates and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Government Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.

    The Lipper VUF General U.S. Government Funds Index is an unmanaged index considered representative of general US government variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

Invesco V.I. Government Securities Fund

Schedule of Investments

December 31, 2013

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–60.06%
Collateralized Mortgage Obligations–29.40%
Fannie Mae REMICs,
4.00%, 07/25/18 to 07/25/40	$8,927,249	$9,343,351
4.50%, 07/25/19 to 07/25/27	1,869,941	1,929,180
5.00%, 08/25/19 to 09/25/37	7,017,478	7,268,295
4.25%, 12/25/19 to 02/25/37	6,112,207	6,445,818
3.00%, 10/25/25 to 09/25/36	7,620,228	7,841,538
2.50%, 03/25/26	2,996,621	3,072,285
7.00%, 09/18/27	652,735	739,887
6.50%, 03/25/32	1,785,563	1,996,485
5.75%, 10/25/35	697,994	780,762
0.46%, 05/25/36(a)	7,241,474	7,241,966
0.66%, 03/25/37 to 05/25/41(a)	12,665,411	12,706,375
0.56%, 06/25/38(a)	10,638,888	10,671,320
6.57%, 06/25/39(a)	7,152,424	8,217,921
0.71%, 02/25/41(a)	7,498,969	7,534,203
0.68%, 11/25/41(a)	2,988,971	2,997,511
Federal Home Loan Bank,
5.07%, 10/20/15	885,574	940,365
5.46%, 11/27/15	12,592,366	13,390,772
5.77%, 03/23/18	1,842,939	2,002,959
Freddie Mac REMICs,
4.00%, 12/15/17 to 06/15/39	9,244,016	9,578,330
5.00%, 02/15/18 to 09/15/31	4,174,279	4,397,072
4.50%, 07/15/18 to 10/15/36	1,118,251	1,173,455
3.00%, 10/15/18 to 04/15/26	7,129,890	7,386,821
3.75%, 10/15/18	2,187,811	2,241,311
4.25%, 01/15/19	342,762	348,015
3.50%, 12/15/27	538,388	554,293
0.57%, 04/15/28 to 06/15/37(a)	9,738,942	9,768,582
0.67%, 12/15/35 to 03/15/40(a)	9,840,764	9,905,273
0.47%, 03/15/36(a)	7,403,812	7,414,692
5.75%, 05/15/36	36,807	36,876
0.52%, 11/15/36(a)	9,415,979	9,409,313
1.03%, 11/15/39(a)	2,357,479	2,376,191
0.62%, 03/15/40 to 02/15/42(a)	22,928,366	22,995,647
Ginnie Mae REMICs,
6.00%, 01/16/25	1,541,388	1,731,212
4.50%, 01/16/31 to 09/16/34	13,907,570	14,319,826
4.75%, 09/20/32	535,603	549,255
4.00%, 04/16/33 to 02/20/38	6,272,534	6,588,256
5.74%, 08/20/34(a)	2,391,344	2,651,848
5.00%, 08/16/35	257,136	265,875
5.86%, 01/20/39(a)	7,757,376	8,731,315
0.97%, 09/16/39(a)	3,097,759	3,168,502
4.51%, 07/20/41(a)	2,288,755	2,422,671
		233,135,624

	Principal Amount	Value
Federal Deposit Insurance Co. (FDIC)–0.07%
Series 2010-S1, Class 1A Gtd. Floating Rate Notes, 0.72%, 02/25/48 (Acquired 03/05/10; Cost $527,670)(a)(b)	$527,670	$528,937

Federal Home Loan Mortgage Corp. (FHLMC)–11.83%
Pass Through Ctfs.,
7.00%, 07/01/14 to 12/01/37	7,608,582	8,570,458
6.50%, 04/01/15 to 12/01/35	6,663,282	7,417,687
8.00%, 07/01/15 to 09/01/36	8,154,298	9,677,815
6.00%, 02/01/16 to 07/01/38	2,795,800	3,037,193
5.00%, 07/01/18 to 01/01/40	3,537,765	3,827,898
10.50%, 08/01/19	1,113	1,179
4.50%, 09/01/20 to 08/01/41	19,663,606	20,914,655
8.50%, 09/01/20 to 08/01/31	725,550	834,591
10.00%, 03/01/21	34,112	38,137
9.00%, 06/01/21 to 06/01/22	240,398	265,866
7.50%, 09/01/22 to 08/01/36	2,517,220	2,883,302
5.50%, 12/01/22	1,295,080	1,404,704
3.50%, 08/01/26	1,900,413	1,989,388
3.00%, 05/01/27	2,778,558	2,848,847
7.05%, 05/20/27	209,379	225,359
6.03%, 10/20/30	1,418,565	1,624,378
Pass Through Ctfs., ARM
2.58%, 09/01/35(a)	10,248,747	10,765,503
2.61%, 07/01/36(a)	8,220,415	8,766,222
2.21%, 10/01/36(a)	4,554,169	4,867,160
2.53%, 10/01/36(a)	345,412	367,996
2.64%, 11/01/37(a)	3,147,433	3,361,014
2.93%, 01/01/38(a)	151,269	160,196
		93,849,548

Federal National Mortgage Association (FNMA)–14.18%
Pass Through Ctfs.,
6.00%, 01/01/14 to 10/01/38	5,853,542	6,506,171
7.00%, 01/15/14 to 06/01/36	10,625,181	11,725,458
7.50%, 02/01/14 to 08/01/37	9,135,675	10,577,985
8.00%, 02/01/14 to 11/01/37	7,188,192	8,284,148
6.50%, 12/01/14 to 11/01/37	8,041,045	8,850,789
5.00%, 11/01/17 to 12/01/33	844,048	908,510
8.50%, 11/01/17 to 08/01/37	2,887,456	3,344,809
4.50%, 04/01/19 to 08/01/41	16,920,080	18,070,312
5.50%, 03/01/21 to 05/01/35	3,509,511	3,866,560
6.75%, 07/01/24	707,565	802,505
6.95%, 10/01/25	24,659	25,864
3.50%, 03/01/27 to 08/01/27	17,496,341	18,496,222
3.00%, 05/01/27 to 08/01/27	8,534,845	8,722,972
Pass Through Ctfs., ARM
2.49%, 10/01/34(a)	3,982,300	4,270,353
2.34%, 05/01/35(a)	779,567	828,292
2.55%, 03/01/38(a)	174,710	184,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
Pass Through Ctfs., BAL
3.84%, 04/01/18	$6,454,054	$6,965,276
		112,431,109

Government National Mortgage Association (GNMA)–4.58%
Pass Through Ctfs.,
6.50%, 05/20/14 to 01/15/37	7,141,924	7,942,839
7.50%, 10/15/14 to 10/15/35	4,374,002	5,012,960
11.00%, 10/15/15	820	826
7.00%, 04/15/17 to 01/15/37	2,516,039	2,787,466
8.00%, 05/15/17 to 01/15/37	2,577,276	3,020,371
10.50%, 09/15/17	647	652
8.50%, 12/15/17 to 01/15/37	394,937	432,637
10.00%, 06/15/19	15,455	16,710
6.00%, 09/15/20 to 08/15/33	1,144,509	1,268,818
5.00%, 02/15/25	399,098	435,703
6.95%, 08/20/25 to 08/20/27	453,120	478,439
6.38%, 10/20/27 to 04/20/28	485,021	538,382
6.10%, 12/20/33	6,317,823	7,434,452
3.50%, 10/20/42	6,936,452	6,914,181
		36,284,436
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $467,668,447)		476,229,654

U.S. Government Sponsored Agency Securities–16.49%
Federal Agricultural Mortgage Corp.–3.40%
Sec. Gtd. Notes, 5.13%, 04/19/17(b)	14,000,000	15,785,841
Sr. Unsec. Notes, 2.00%, 07/27/16	4,000,000	4,123,542
Unsec. Medium-Term Notes, 0.85%, 08/11/14	7,000,000	7,035,346
		26,944,729

Federal Farm Credit Bank (FFCB)–1.77%
Unsec. Bonds, 1.05%, 03/28/16	7,000,000	7,074,755
5.43%, 06/07/24	2,885,000	3,298,793
Unsec. Medium-Term Notes, 5.75%, 12/07/28	3,100,000	3,661,107
		14,034,655

Federal Home Loan Bank (FHLB)–3.62%
Unsec. Bonds, 1.50%, 10/12/17	4,800,000	4,826,050
2.00%, 09/14/18	2,500,000	2,520,976
4.50%, 09/13/19	5,000,000	5,583,308
1.88%, 03/13/20	6,000,000	5,786,478
3.38%, 06/12/20	6,220,000	6,504,952
2.88%, 09/11/20	3,455,000	3,500,571
		28,722,335

Federal Home Loan Mortgage Corp. (FHLMC)–3.42%
Unsec. Global Notes, 0.75%, 01/12/18	12,500,000	12,167,145
0.88%, 03/07/18	5,800,000	5,646,070

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
1.25%, 08/01/19	$4,800,000	$4,587,968
1.25%, 10/02/19	5,000,000	4,744,006
		27,145,189

Federal National Mortgage Association (FNMA)–1.70%
Unsec. Global Notes, 1.25%, 01/30/17	5,300,000	5,361,888
0.88%, 10/26/17	3,200,000	3,148,764
1.63%, 11/27/18	5,000,000	4,946,023
		13,456,675

Financing Corp (FICO)–0.45%
Sec. Bonds, 9.80%, 04/06/18	700,000	934,373
Series E, Sec. Bonds, 9.65%, 11/02/18	1,985,000	2,663,483
		3,597,856

Tennessee Valley Authority (TVA)–2.13%
Sr. Unsec. Global Bonds, 4.88%, 12/15/16	13,553,000	15,135,277
Sr. Unsec. Global Notes, 1.88%, 08/15/22	2,000,000	1,774,784
		16,910,061
Total U.S. Government Sponsored Agency Securities (Cost $131,408,013)		130,811,500

U.S. Treasury Securities–14.88%
U.S. Treasury Bills–0.30%(c)(d)
0.07%, 05/01/14	600,000	599,901
0.08%, 05/01/14	1,750,000	1,749,710
		2,349,611

U.S. Treasury Bonds–2.07%
8.75%, 05/15/20	3,500,000	4,880,400
7.88%, 02/15/21	1,100,000	1,494,840
7.50%, 11/15/24	120,000	169,197
7.63%, 02/15/25	550,000	784,082
5.38%, 02/15/31	3,800,000	4,641,434
4.25%, 05/15/39	3,685,000	3,911,477
4.38%, 11/15/39	500,000	540,888
		16,422,318

U.S. Treasury Notes–12.51%
0.88%, 11/30/16	3,500,000	3,511,315
1.00%, 03/31/17	12,000,000	12,027,686
0.63%, 05/31/17	5,000,000	4,934,997
0.75%, 06/30/17	6,250,000	6,184,391
2.38%, 07/31/17	5,000,000	5,224,111
0.63%, 08/31/17	6,000,000	5,888,295
0.63%, 09/30/17	8,750,000	8,567,980
0.75%, 12/31/17	7,000,000	6,843,170
0.88%, 01/31/18	5,000,000	4,903,614
1.38%, 09/30/18	13,800,000	13,626,900
1.38%, 12/31/18	3,000,000	2,948,791

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

	Principal Amount	Value
U.S. Treasury Notes–(continued)
3.63%, 02/15/20	$2,000,000	$2,175,300
2.00%, 09/30/20	5,000,000	4,882,014
2.13%, 08/15/21	2,700,000	2,611,862
2.00%, 11/15/21	3,300,000	3,144,848
1.75%, 05/15/22	1,250,000	1,153,933
2.00%, 02/15/23	5,250,000	4,861,351
2.50%, 08/15/23	6,000,000	5,750,903
		99,241,461
Total U.S. Treasury Securities (Cost $118,801,181)		118,013,390

Foreign Bonds–5.15%
Collateralized Mortgage Obligations–4.61%
La Hipotecaria Panamanian Mortgage Trust (El Salvador), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 3.00%, 09/08/39 (Acquired 11/05/10; Cost $22,675,914)(a)(b)	21,948,858	22,891,979
Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/41 (Acquired 04/22/13; Cost $13,281,575)(b)	12,832,439	13,678,584
		36,570,563

Sovereign Debt–0.54%
Israel Government Agency for International Development (AID) Bond, Unsec. Gtd. Global Bonds, 5.13%, 11/01/24	3,800,000	4,259,708
Total Foreign Bonds (Cost $39,724,023)		40,830,271

	Principal Amount	Value
Corporate Notes–2.10%
Private Export Funding Corp.–2.10%
Sec. Gtd. Notes, 2.13%, 07/15/16	$5,000,000	$5,160,686
1.38%, 02/15/17	5,000,000	5,053,004
4.30%, 12/15/21	1,540,000	1,653,924
Sr. Sec. Gtd. Notes, 1.45%, 08/15/19	5,000,000	4,764,410
Total Corporate Notes (Cost $16,537,015)		16,632,024

	Shares
Money Market Funds–0.91%
Government & Agency Portfolio–Institutional Class (Cost $7,195,893)(e)	7,195,893	7,195,893
TOTAL INVESTMENTS–99.59% (Cost $781,334,572)		789,712,732
OTHER ASSETS LESS LIABILITIES–0.41%		3,214,313
NET ASSETS–100.00%		$792,927,045

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2013.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $52,885,341, which represented 6.67% of the Fund’s Net Assets.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $774,138,679)	$782,516,839
Investments in affiliated money market funds, at value and cost	7,195,893
Total investments, at value (Cost $781,334,572)	789,712,732
Receivable for:
Investments sold	13,336,330
Fund shares sold	142,980
Dividends and interest	2,851,234
Principal paydowns	545,104
Investment for trustee deferred compensation and retirement plans	226,328
Other assets	45,127
Total assets	806,859,835

Liabilities:
Payable for:
Investments purchased	12,059,623
Fund shares reacquired	657,784
Variation margin	308,937
Accrued fees to affiliates	638,091
Accrued trustees’ and officers’ fees and benefits	1,882
Trustee deferred compensation and retirement plans	266,473
Total liabilities	13,932,790
Net assets applicable to shares outstanding	$792,927,045

Net assets consist of:
Shares of beneficial interest	$790,348,642
Undistributed net investment income	20,577,692
Undistributed net realized gain (loss)	(25,567,071)
Net unrealized appreciation	7,567,782
$792,927,045

Net Assets:
Series I	$565,689,825
Series II	$227,237,220

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	48,601,875
Series II	19,696,876
Series I:
Net asset value per share	$11.64
Series II:
Net asset value per share	$11.54

Investment income:
Interest	$17,654,955
Dividends from affiliated money market funds	1,631
Total investment income	17,656,586

Expenses:
Advisory fees	4,451,669
Administrative services fees	2,567,602
Custodian fees	42,802
Distribution fees — Series II	606,159
Transfer agent fees	27,413
Trustees’ and officers’ fees and benefits	70,601
Other	126,838
Total expenses	7,893,084
Less: Fees waived	(205,108)
Net expenses	7,687,976
Net investment income	9,968,610

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,195,956)
Futures contracts	(3,310,234)
(11,506,190)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(26,107,718)
Futures contracts	256,408
(25,851,310)
Net realized and unrealized gain (loss)	(37,357,500)
Net increase (decrease) in net assets resulting from operations	$(27,388,890)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$9,968,610	$17,251,297
Net realized gain (loss)	(11,506,190)	19,561,851
Change in net unrealized appreciation (depreciation)	(25,851,310)	(8,256,599)
Net increase (decrease) in net assets resulting from operations	(27,388,890)	28,556,549

Distributions to shareholders from net investment income:
Series I	(22,128,544)	(27,559,188)
Series ll	(7,761,089)	(7,996,672)
Total distributions from net investment income	(29,889,633)	(35,555,860)

Share transactions–net:
Series l	(265,152,570)	(91,925,900)
Series ll	(18,936,311)	(32,126,913)
Net increase (decrease) in net assets resulting from share transactions	(284,088,881)	(124,052,813)
Net increase (decrease) in net assets	(341,367,404)	(131,052,124)

Net assets:
Beginning of year	1,134,294,449	1,265,346,573
End of year (includes undistributed net investment income of $20,577,692 and $29,658,894, respectively)	$792,927,045	$1,134,294,449

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Invesco V.I. Government Securities Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Government Securities Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.50%
Over $250 million	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. Prior to May 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I to 0.70% and Series II to 0.95% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term.

Invesco V.I. Government Securities Fund

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $205,108.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $226,141 for accounting and fund administrative services and reimbursed $2,341,461 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$7,195,893	$—	$—	$7,195,893
U.S. Treasury Securities	—	118,013,390	—	118,013,390
U.S. Government Sponsored Agency Securities	—	607,041,154	—	607,041,154
Corporate Debt Securities	—	16,632,024	—	16,632,024
Foreign Debt Securities	—	36,570,563	—	36,570,563
Foreign Sovereign Debt Securities	—	4,259,708	—	4,259,708
	$7,195,893	$782,516,839	$—	$789,712,732
Futures Contracts*	$(810,379)	$—	$—	$(810,379)
Total Investments	$6,385,514	$782,516,839	$—	$788,902,353

*	Unrealized appreciation (depreciation).

Invesco V.I. Government Securities Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest Rate Risk
Futures contracts(a)	$1,203,925	$(2,014,304)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts*
Realized Gain (Loss)
Interest rate risk	$(3,310,234)
Change in Unrealized Appreciation
Interest rate risk	256,408
Total	$(3,053,826)

*	The average notional value of futures contracts outstanding during the period was $339,795,744.

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	385	March-2014	$84,627,813	$(139,168)
U.S. Treasury 5 Year Notes	Long	402	March-2014	47,963,625	(590,651)
U.S. Treasury 10 Year Notes	Long	10	March-2014	1,230,469	(24,240)
U.S. Ultra Bonds	Long	600	March-2014	81,750,000	(1,260,245)
U.S. Treasury 30 Year Bonds	Short	465	March-2014	(59,665,313)	1,203,925
Total Futures Contracts					$(810,379)

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Government Securities Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$1,203,925	$(1,203,925)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$2,014,304	$(1,203,925)	$810,379	$(810,379)	$—	$—

(a)	Includes cumulative appreciation (depreciation) on futures contracts.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$29,889,633	$35,555,860

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$20,829,075
Net unrealized appreciation — investments	8,287,497
Net unrealized appreciation (depreciation) — other investments	(270,818)
Temporary book/tax differences	(251,383)
Capital loss carryforward	(26,015,968)
Shares of beneficial interest	790,348,642
Total net assets	$792,927,045

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Invesco V.I. Government Securities Fund

The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$3,845,839	$—	$3,845,839
Not subject to expiration	13,796,425	8,373,704	22,170,129
	$17,642,264	$8,373,704	$26,015,968

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 2, 2011, the date of reorganization of Invesco Van Kampen V.I. Government Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $1,277,622,714 and $1,681,052,651, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $133,104,369 and $126,357,107, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,310,323
Aggregate unrealized (depreciation) of investment securities	(7,022,826)
Net unrealized appreciation of investment securities	$8,287,497

Cost of investments for tax purposes is $781,425,235.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydown gains (losses) and dollar rolls, on December 31, 2013, undistributed net investment income was increased by $10,839,821 and undistributed net realized gain (loss) was decreased by $10,839,821. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	4,151,119	$50,366,115	9,955,734	$124,521,467
Series II	2,789,136	33,454,648	4,230,588	52,978,846

Issued as reinvestment of dividends:
Series I	1,892,946	22,128,544	2,220,724	27,559,188
Series II	669,059	7,761,089	649,608	7,996,671

Reacquired:
Series I	(27,869,610)	(337,647,229)	(19,390,637)	(244,006,555)
Series II	(5,008,779)	(60,152,048)	(7,462,478)	(93,102,430)
Net increase (decrease) in share activity	(23,376,129)	$(284,088,881)	(9,796,461)	$(124,052,813)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Government Securities Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$12.40	$0.13	$(0.45)	$(0.32)	$(0.44)	$—	$(0.44)	$11.64	(2.62)%	$565,690	0.74	%(d)	0.76	%(d)	1.10	%(d)	139%
Year ended 12/31/12	12.49	0.19	0.12	0.31	(0.40)	—	(0.40)	12.40	2.47	873,212	0.65		0.76		1.49		118
Year ended 12/31/11	12.00	0.25	0.67	0.92	(0.43)	—	(0.43)	12.49	7.91	970,029	0.63		0.75		2.03		85
Year ended 12/31/10	11.95	0.24	0.41	0.65	(0.60)	—	(0.60)	12.00	5.40	1,072,405	0.73		0.75		1.98		61
Year ended 12/31/09	13.05	0.45	(0.43)	0.02	(0.65)	(0.47)	(1.12)	11.95	(0.01)	1,192,967	0.73		0.75		3.47		55
Series II
Year ended 12/31/13	12.29	0.10	(0.45)	(0.35)	(0.40)	—	(0.40)	11.54	(2.85)	227,237	0.99	(d)	1.01	(d)	0.85	(d)	139
Year ended 12/31/12	12.39	0.16	0.12	0.28	(0.38)	—	(0.38)	12.29	2.22	261,083	0.90		1.01		1.24		118
Year ended 12/31/11	11.92	0.21	0.67	0.88	(0.41)	—	(0.41)	12.39	7.63	295,318	0.88		1.00		1.78		85
Year ended 12/31/10	11.88	0.22	0.40	0.62	(0.58)	—	(0.58)	11.92	5.10	24,074	0.98		1.00		1.73		61
Year ended 12/31/09	12.97	0.41	(0.43)	(0.02)	(0.60)	(0.47)	(1.07)	11.88	(0.26)	14,462	0.98		1.00		3.22		55

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $309,171,077 and sold of $25,033,352 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. Government Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $719,019 and $242,464 for Series I and Series II shares, respectively.

Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Government Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Government Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$996.30	$3.82	$1,021.37	$3.87	0.76%
Series II	1,000.00	994.90	5.08	1,020.11	5.14	1.01

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Government Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	8.24%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Government Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Government Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Government Securities Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Growth and Income Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIGRI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Growth and Income Fund outperformed the Russell 1000 Value Index, the Fund’s style-specific benchmark. Both sector allocation and stock selection positively impacted overall performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	34.08%
Series II Shares	33.77
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 1000 Value Index■ (Style-Specific Index)	32.53
Lipper VUF Large-Cap Value Funds Index¿ (Peer Group Index)	33.68

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We call our investment philosophy “value with a catalyst.” We believe undervalued companies that are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are undervalued, earning below their potential and out of favor with investors. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the undervaluation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.

    We initially identify potential investments through a series of quantitative screens, which look at valuation and rate of return metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. This is also where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.

    In short, our objective is to exploit perceived market skepticism toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

    We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    With the exception of real estate investment trusts (REITs), all major US equity market indexes delivered returns over 20% and all sectors of the Russell 1000 Value Index posted double-digit returns.

    Strong stock selection within the financials sector was a large contributor to Fund performance versus the style-specific benchmark. Notably, the Fund’s lack of exposure to real estate was also a large driver of Fund performance, as the real estate industry posted flat performance for the reporting period. Morgan Stanley and Charles Schwab boosted performance. Morgan Stanley’s earnings improved due to the firm’s improved equity sales and trading revenue as well as anticipation of increased dividends and share buybacks.

Portfolio Composition
By sector
Financials	27.9%
Health Care	12.5
Information Technology	12.2
Consumer Discretionary	11.2
Energy	9.7
Consumer Staples	8.5
Industrials	8.4
Materials	2.8
Telecommunication Services	2.3
Utilities	1.5
Money Market Funds Plus Other Assets Less Liabilities	3.0

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	4.6%
2. Citigroup Inc.	3.6
3. General Electric Co.	2.4
4. Morgan Stanley	2.4
5. Viacom Inc.-Class B	2.4
6. eBay Inc.	2.3
7. Comcast Corp.-Class A	2.1
8. Applied Materials, Inc.	2.0
9. Avon Products, Inc.	2.0
10. Royal Dutch Shell PLC-Class A	2.0

Top Five Industries*

1. Other Diversified Financial Services	9.7%
2. Pharmaceuticals	6.2
3. Investment Banking & Brokerage	5.0
4. Integrated Oil & Gas	4.7
5. Cable & Satellite	3.8

Total Net Assets	$2.5 billion

Total Number of Holdings*	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Growth and Income Fund

    Stock selection and an underweight position in the telecommunication services sector versus the style-specific benchmark helped the Fund’s relative performance. Not owning AT&T was the largest driver of relative performance because the stock performed relatively poorly for the reporting period. Holding Vodafone Group benefited performance, as the stock returned more than 64% for the reporting period.

    Stock selection and an underweight position in the materials sector helped relative performance. Having little exposure to mining companies and not owning Newmont Mining boosted Fund performance, while margins and earnings were negatively affected by gold and other metals, which experienced steep declines during 2013. Dow Chemical was a large contributor to performance, while investors cheered the company’s announcement in December that it would divest low-margin assets to focus on higher margin businesses.

    An underweight position in the utilities sector was also a contributor to relative Fund performance, as it was the second-worst performing sector for the style-specific benchmark.

    An underweight position and select holdings in the energy sector were also large contributors to Fund performance for the reporting period. One of the largest contributors to relative Fund performance was Exxon Mobil. The stock delivered low single-digit returns for the reporting period, underperforming both the energy sector and the style-specific benchmark. Chevron, an integrated energy company, and Halliburton, an oil and gas services company, were two other top performers. Halliburton posted returns of over 40%, assisted by stock buy-backs and a 39% increase in dividends earlier in the year, confirming management’s commitment to increase shareholder returns. We sold Exxon Mobil and Chevron during the year.

    Overweight exposure to consumer discretionary stocks enhanced relative performance. More specifically, media stocks helped performance with holdings like Viacom rising more than 68% for the reporting period, while the company posted consecutive quarters of strong profits largely from the film unit.

    An overweight position in the health care sector, along with help from select stocks, contributed to relative performance. Health care equipment and services companies like Cigna and Wellpoint were top performers for the Fund. Wellpoint performed well for the reporting period based on solid profits driven by lower-than-anticipated medical costs, favorable membership and revenue streams, stock buybacks, as well as declared dividends in their fiscal fourth quarter.

    The Fund attempts to remain fully invested, targeting cash below 5% of total net assets under normal market environments. Even though we had average cash positions within our acceptable range during the reporting period, cash detracted from Fund performance in the strong equity market.

    Stock selection and an underweight position in the industrials sector also detracted from Fund performance versus the style-specific benchmark. More specifically, select holdings within commercial and professional services and having very little exposure to transportation detracted the most from performance. ADT posted negative returns for the reporting period. Although ADT reported earnings in line with estimates for most of the reporting period, management gave guidance for slower revenue growth toward the end of the year.

    Stock selection within the information technology sector also detracted from relative performance. Specifically, strong performance from holdings like Adobe Systems were offset by poor performance from eBay. eBay experienced a volatile year in terms of performance and the company provided weak guidance on profit and revenue through December. Having little exposure to technology hardware and equipment companies hurt relative performance, as the industry generally performed well over the reporting period.

    Stock selection within consumer staples also hindered relative performance for the reporting period. Non-benchmark holdings Unilever and Coca-Cola posted single-digit returns for the reporting period, underperforming the benchmark. We sold Coca-Cola during the year.

    We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-US-based companies held in the Fund. Derivatives were used primarily for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negligible impact on the Fund’s performance relative to the Russell 1000 Value Index for the reporting period.

    Equity markets, although providing investors strong absolute returns, experienced continued volatility during the reporting period, based on the anticipation of the Fed slowing its asset purchases and resulting rising rates that may occur. We believe that market volatility creates opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals will be reflected in those companies’ stock prices.

    Thank you for your investment in Invesco V.I. Growth and Income Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Bastian Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Growth and Income
Fund. He joined Invesco in 2010. Mr. Bastian earned a BA in accounting from St. John’s University and an MBA in finance from University of Michigan.

Mary Jayne Maly Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Growth and Income Fund. She joined Invesco in 2010. Ms. Maly earned a BA from the University of Pittsburgh and an MBA from the Thunderbird School of Global Management.

Sergio Marcheli Portfolio manager, is manager of Invesco V.I. Growth and Income Fund. He joined Invesco in 2010.
Mr. Marcheli earned a BBA from the University of Houston and an MBA from the University of St. Thomas.

James Roeder Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Growth and Income Fund. He joined
Invesco in 2010. Mr. Roeder earned a BS in accounting from Clemson University and an MBA in economics and finance from the University of Chicago Booth School of Business.

Invesco V.I. Growth and Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (12/23/96)	9.13%
10 Years	7.97
5 Years	16.08
1 Year	34.08

Series II Shares
Inception (9/18/00)	6.32%
10 Years	7.71
5 Years	15.79
1 Year	33.77

Effective June 1, 2010, Class I and Class II shares of the predecessor fund, Van Kampen Life Investment Trust Growth and Income Portfolio, advised by Van Kampen Asset Management were reorganized into Series I and Series II shares, respectively, of Invesco Van Kampen V.I. Growth and Income Fund (renamed Invesco V.I. Growth and Income Fund on April 29, 2013). Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. Growth and Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.78% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.84% and 1.09%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Growth and Income Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2015. See current prospectus for more information.

Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund’s investment objective is to seek long-term growth of capital and income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including`

REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on next page

Invesco V.I. Growth and Income Fund

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Growth and Income Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–96.97%
Aerospace & Defense–0.79%
General Dynamics Corp.	207,226	$19,800,444

Agricultural Products–1.23%
Archer-Daniels-Midland Co.	710,060	30,816,604

Apparel Retail–0.77%
Abercrombie & Fitch Co.–Class A	584,565	19,238,034

Application Software–1.93%
Adobe Systems Inc.(b)	806,348	48,284,118

Asset Management & Custody Banks–2.09%
Northern Trust Corp.	411,289	25,454,676
State Street Corp.	365,421	26,818,247
		52,272,923

Automobile Manufacturers–1.42%
General Motors Co.(b)	869,541	35,538,141

Biotechnology–1.63%
Amgen Inc.	357,888	40,856,494

Building Products–0.24%
Allegion PLC(b)	137,244	6,064,798

Cable & Satellite–3.77%
Comcast Corp.–Class A	1,001,133	52,023,876
Time Warner Cable Inc.	313,601	42,492,936
		94,516,812

Diversified Banks–2.28%
Comerica Inc.	577,461	27,452,496
Wells Fargo & Co.	653,214	29,655,916
		57,108,412

Diversified Chemicals–1.39%
Dow Chemical Co. (The)	783,143	34,771,549

Diversified Metals & Mining–0.62%
Freeport-McMoRan Copper & Gold Inc.	414,260	15,634,172

Electric Utilities–1.54%
Edison International	237,785	11,009,445
FirstEnergy Corp.	211,067	6,960,990
Pinnacle West Capital Corp.	391,325	20,708,919
		38,679,354

Electronic Components–1.17%
Corning Inc.	1,641,044	29,243,404

Food Distributors–1.11%
Sysco Corp.	769,135	27,765,773

Health Care Equipment–1.57%
Medtronic, Inc.	686,368	39,390,659

	Shares	Value
Hotels, Resorts & Cruise Lines–1.59%
Carnival Corp.	993,657	$39,915,202

Household Products–1.60%
Procter & Gamble Co. (The)	493,127	40,145,469

Industrial Conglomerates–2.42%
General Electric Co.	2,167,727	60,761,388

Industrial Machinery–1.01%
Ingersoll-Rand PLC	411,731	25,362,630

Insurance Brokers–3.55%
Aon PLC (United Kingdom)	281,065	23,578,543
Marsh & McLennan Cos., Inc.	990,606	47,905,706
Willis Group Holdings PLC	389,023	17,432,121
		88,916,370

Integrated Oil & Gas–4.72%
Occidental Petroleum Corp.	313,433	29,807,479
Royal Dutch Shell PLC–Class A (United Kingdom)	1,380,023	49,564,104
Total S.A. (France)	634,749	38,887,500
		118,259,083

Integrated Telecommunication Services–0.47%
Verizon Communications Inc.	241,648	11,874,583

Internet Software & Services–2.29%
eBay Inc.(b)	1,046,030	57,416,587

Investment Banking & Brokerage–5.04%
Charles Schwab Corp. (The)	1,630,402	42,390,452
Goldman Sachs Group, Inc. (The)	135,561	24,029,543
Morgan Stanley	1,913,630	60,011,437
		126,431,432

IT Consulting & Other Services–1.10%
Amdocs Ltd.	666,395	27,482,130

Managed Health Care–3.02%
Cigna Corp.	248,440	21,733,531
UnitedHealth Group Inc.	325,366	24,500,060
WellPoint, Inc.	320,243	29,587,251
		75,820,842

Movies & Entertainment–3.04%
Time Warner Inc.	233,598	16,286,452
Viacom Inc.–Class B	686,861	59,990,440
		76,276,892

Oil & Gas Equipment & Services–1.84%
Baker Hughes Inc.	597,005	32,990,496
Halliburton Co.	257,589	13,072,642
		46,063,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

	Shares	Value
Oil & Gas Exploration & Production–3.16%
Anadarko Petroleum Corp.	273,462	$21,691,006
Apache Corp.	309,842	26,627,821
Canadian Natural Resources Ltd. (Canada)	910,119	30,794,273
		79,113,100

Other Diversified Financial Services–9.73%
Bank of America Corp.	1,500,640	23,364,965
Citigroup Inc.	1,733,504	90,332,893
ING US Inc.	426,844	15,003,567
JPMorgan Chase & Co.	1,970,277	115,221,799
		243,923,224

Packaged Foods & Meats–2.60%
Mondelez International Inc.–Class A	1,312,809	46,342,157
Unilever N.V.–New York Shares (Netherlands)	465,951	18,745,209
		65,087,366

Personal Products–1.98%
Avon Products, Inc.	2,889,843	49,763,096

Pharmaceuticals–6.22%
Bristol-Myers Squibb Co.	514,189	27,329,146
Eli Lilly and Co.	423,444	21,595,644
Merck & Co., Inc.	863,364	43,211,368
Novartis AG (Switzerland)	406,973	32,568,411
Novartis AG–ADR (Switzerland)	34,019	2,734,447
Pfizer Inc.	927,591	28,412,112
		155,851,128

Property & Casualty Insurance–0.68%
Chubb Corp. (The)	176,759	17,080,222

Publishing–0.63%
Thomson Reuters Corp. (Canada)	415,876	15,727,489

Railroads–1.06%
CSX Corp.	923,793	26,577,525

Regional Banks–3.77%
BB&T Corp.	709,533	26,479,772
Fifth Third Bancorp	1,006,211	21,160,617

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc. (The)	602,583	$46,748,389
		94,388,778

Security & Alarm Services–2.84%
ADT Corp. (The)	660,128	26,715,380
Tyco International Ltd.	1,084,715	44,516,704
		71,232,084

Semiconductor Equipment–2.03%
Applied Materials, Inc.	2,881,345	50,970,993

Semiconductors–1.18%
Broadcom Corp.–Class A	86,550	2,566,208
Texas Instruments Inc.	613,817	26,952,704
		29,518,912

Specialized Finance–0.75%
CME Group Inc.	239,128	18,761,983

Specialty Chemicals–0.80%
PPG Industries, Inc.	105,834	20,072,476

Systems Software–2.49%
Microsoft Corp.	734,169	27,479,946
Symantec Corp.	1,480,302	34,905,521
		62,385,467

Wireless Telecommunication Services–1.81%
Vodafone Group PLC–ADR (United Kingdom)	1,151,539	45,266,998
Total Common Stocks & Other Equity Interests (Cost $1,768,697,207)		2,430,428,278

Money Market Funds–3.74%
Liquid Assets Portfolio–Institutional Class(c)	46,897,577	46,897,577
Premier Portfolio–Institutional Class(c)	46,897,577	46,897,577
Total Money Market Funds (Cost $93,795,154)		93,795,154
TOTAL INVESTMENTS–100.71% (Cost $1,862,492,361)		2,524,223,432
OTHER ASSETS LESS LIABILITIES–(0.71)%		(17,839,917)
NET ASSETS–100.00%		$2,506,383,515

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $1,768,697,207)	$2,430,428,278
Investments in affiliated money market funds, at value and cost	93,795,154
Total investments, at value (Cost $1,862,492,361)	2,524,223,432
Foreign currencies, at value (Cost $390,103)	388,943
Receivable for:
Fund shares sold	206,977
Dividends	4,657,921
Investment for trustee deferred compensation and retirement plans	171,219
Other assets	6,753
Total assets	2,529,655,245

Liabilities:
Payable for:
Fund shares reacquired	18,375,769
Forward foreign currency contracts outstanding	1,678,373
Accrued fees to affiliates	2,963,867
Accrued trustees’ and officers’ fees and benefits	3,403
Accrued other operating expenses	40,528
Trustee deferred compensation and retirement plans	209,790
Total liabilities	23,271,730
Net assets applicable to shares outstanding	$2,506,383,515

Net assets consist of:
Shares of beneficial interest	$1,586,159,341
Undistributed net investment income	26,706,352
Undistributed net realized gain	233,459,907
Net unrealized appreciation	660,057,915
$2,506,383,515

Net Assets:
Series I	$170,636,581
Series II	$2,335,746,934

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	6,490,217
Series II	89,057,411
Series I:
Net asset value per share	$26.29
Series II:
Net asset value per share	$26.23

Investment income:
Dividends (net of foreign withholding taxes of $535,431)	$50,083,243
Dividends from affiliated money market funds	60,083
Total investment income	50,143,326

Expenses:
Advisory fees	13,222,767
Administrative services fees	6,107,444
Custodian fees	69,033
Distribution fees — Series II	5,504,140
Transfer agent fees	30,234
Trustees’ and officers’ fees and benefits	132,662
Other	20,950
Total expenses	25,087,230
Less: Fees waived	(1,797,306)
Net expenses	23,289,924
Net investment income	26,853,402

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $62,263)	233,495,831
Foreign currencies	(10,720)
Forward foreign currency contracts	(811,048)
Option contracts written	362,686
233,036,749
Change in net unrealized appreciation (depreciation) of:
Investment securities	415,870,398
Foreign currencies	2,650
Forward foreign currency contracts	(658,829)
415,214,219
Net realized and unrealized gain	648,250,968
Net increase in net assets resulting from operations	$675,104,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$26,853,402	$29,998,626
Net realized gain	233,036,749	84,274,132
Change in net unrealized appreciation	415,214,219	153,877,713
Net increase in net assets resulting from operations	675,104,370	268,150,471

Distributions to shareholders from net investment income:
Series I	(2,305,237)	(2,099,962)
Series ll	(27,699,552)	(24,684,293)
Total distributions from net investment income	(30,004,789)	(26,784,255)

Distributions to shareholders from net realized gains:
Series l	(1,362,853)	—
Series ll	(19,141,457)	—
Total distributions from net realized gains	(20,504,310)	—

Share transactions–net:
Series l	(11,114,225)	(35,529,889)
Series ll	(193,330,275)	(1,049,836)
Net increase (decrease) in net assets resulting from share transactions	(204,444,500)	(36,579,725)
Net increase in net assets	420,150,771	204,786,491

Net assets:
Beginning of year	2,086,232,744	1,881,446,253
End of year (includes undistributed net investment income of $26,706,352 and $29,868,461, respectively)	$2,506,383,515	$2,086,232,744

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek long-term growth of capital and income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Growth and Income Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

Invesco V.I. Growth and Income Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Call Options Written — The Fund may write covered call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.60%
Over $500 million	0.55%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective May 1, 2013, the Adviser has contractually agreed, through at least April 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.78% and Series II shares to 1.03% of average daily net assets. Prior to May 1, 2013, The Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.72% and Series II shares to 0.97% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015. The fee waiver agreement cannot be terminated during its term.

Invesco V.I. Growth and Income Fund

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $1,797,306.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $461,629 for accounting and fund administrative services and reimbursed $5,645,815 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $14,951 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,442,090,917	$82,132,515	$—	$2,524,223,432
Forward Foreign Currency Contracts*	—	(1,678,373)	—	(1,678,373)
Total Investments	$2,442,090,917	$80,454,142	$—	$2,522,545,059

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk
Forward Foreign Currency Contracts(a)	$72,760	$(1,751,133)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Forward foreign currency contracts outstanding.

Invesco V.I. Growth and Income Fund

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts*	Options*
Realized Gain (Loss)
Currency risk	$(811,048)	$—
Equity risk	—	362,686
Change in Unrealized Appreciation (Depreciation)
Currency risk	$(658,829)	$—
Total	$(1,469,877)	$362,686

*	The average notional value of forward foreign currency contracts and options outstanding during the period was $115,026,858 and 4,259,933 respectively.

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/10/14	State Street Bank & Trust Co.	USD	9,710,221	ILS	33,988,686	$9,782,981	$72,760
01/10/14	Bank of New York Mellon (The)	CAD	19,464,940	USD	18,253,287	18,320,214	(66,927)
01/10/14	State Street Bank & Trust Co.	CAD	17,337,339	USD	16,257,515	16,317,736	(60,221)
01/10/14	Bank of New York Mellon (The)	CHF	11,736,730	USD	12,977,797	13,157,396	(179,599)
01/10/14	State Street Bank & Trust Co.	CHF	11,812,907	USD	13,059,285	13,242,793	(183,508)
01/10/14	Bank of New York Mellon (The)	EUR	8,488,004	USD	11,529,765	11,677,595	(147,830)
01/10/14	State Street Bank & Trust Co.	EUR	20,472,810	USD	27,796,548	28,166,007	(369,459)
01/10/14	Bank of New York Mellon (The)	GBP	12,181,962	USD	19,991,940	20,172,180	(180,240)
01/10/14	State Street Bank & Trust Co.	GBP	27,210,205	USD	44,627,594	45,057,533	(429,939)
01/10/14	State Street Bank & Trust Co.	ILS	33,988,686	USD	9,649,571	9,782,981	(133,410)
Total open forward foreign currency contracts							$(1,678,373)

Currency Abbreviations:

CAD	– Canadian Dollar	ILS	– Israeli Shekel
GBP	– British Pound Sterling	EUR	– Euro
CHF	– Swiss Franc	USD	– U.S. Dollar

Options Transactions During the Period
	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Opened	5,394	379,429
Closed	(868)	(105,737)
Expired	(4,526)	(273,692)
End of period	—	$—

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Invesco V.I. Growth and Income Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
State Street Bank & Trust Co.	$72,760	$(72,760)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of New York Mellon (The)	$574,596	$—	$574,596	$—	$—	$574,596
State Street Bank & Trust Co.	1,176,537	(72,760)	1,103,777	—	—	1,103,777
Total	$1,751,133	$(72,760)	$1,678,373	$—	$—	$1,678,373

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $3,511,314 and securities sales of $182,230, which resulted in net realized gains of $62,263.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$30,004,789	$26,784,255
Long-term capital gain	20,504,310	—
Total distributions	$50,509,099	$26,784,255

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$43,627,146
Undistributed long-term gain	215,889,022
Net unrealized appreciation — investments	661,258,399
Net unrealized appreciation — other investments	(347,146)
Temporary book/tax differences	(203,247)
Shares of beneficial interest	1,586,159,341
Total net assets	$2,506,383,515

Invesco V.I. Growth and Income Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $665,691,299 and $844,185,932, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$681,034,475
Aggregate unrealized (depreciation) of investment securities	(19,776,076)
Net unrealized appreciation of investment securities	$661,258,399

Cost of investments for tax purposes is $1,862,965,033.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2013, undistributed net investment income was decreased by $10,722 and undistributed net realized gain was increased by $10,722. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	732,389	$17,501,732	887,171	$17,276,539
Series II	3,449,020	79,001,588	8,473,190	163,595,757

Issued as reinvestment of dividends:
Series I	150,517	3,668,090	104,580	2,099,962
Series II	1,925,237	46,841,009	1,230,523	24,684,293

Reacquired:
Series I	(1,364,259)	(32,284,047)	(2,832,826)	(54,906,390)
Series II	(13,466,001)	(319,172,872)	(9,776,546)	(189,329,886)
Net increase (decrease) in share activity	(8,573,097)	$(204,444,500)	(1,913,908)	$(36,579,725)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Growth and Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Series I(c)
Year ended 12/31/13	$20.07	$0.32	$6.47	$6.79	$(0.36)	$(0.21)	$(0.57)	$26.29	34.08	%(d)	$170,637	0.75	%(e)	0.83	%(e)	1.37	%(e)	29%
Year ended 12/31/12	17.77	0.33	2.27	2.60	(0.30)	—	(0.30)	20.07	14.63	(d)	139,947	0.66		0.84		1.72		31
Year ended 12/31/11	18.40	0.30	(0.70)	(0.40)	(0.23)	—	(0.23)	17.77	(2.01	)(d)	156,617	0.61		0.84		1.65		28
Year ended 12/31/10	16.37	0.24	1.81	2.05	(0.02)	—	(0.02)	18.40	12.51	(d)	154,488	0.61		0.74		1.42		30
Year ended 12/31/09	13.74	0.24	2.98	3.22	(0.59)	—	(0.59)	16.37	24.37		153,653	0.62		—		1.72		55
Series II(c)
Year ended 12/31/13	20.03	0.26	6.46	6.72	(0.31)	(0.21)	(0.52)	26.23	33.77	(d)	2,335,747	1.00	(e)	1.08	(e)	1.12	(e)	29
Year ended 12/31/12	17.74	0.28	2.27	2.55	(0.26)	—	(0.26)	20.03	14.35	(d)	1,946,286	0.91		1.09		1.47		31
Year ended 12/31/11	18.37	0.25	(0.69)	(0.44)	(0.19)	—	(0.19)	17.74	(2.26	)(d)	1,724,830	0.86		1.09		1.40		28
Year ended 12/31/10	16.39	0.20	1.80	2.00	(0.02)	—	(0.02)	18.37	12.19	(d)	1,725,378	0.86		0.99		1.17		30
Year ended 12/31/09	13.71	0.20	2.99	3.19	(0.51)	—	(0.51)	16.39	24.11	(f)	1,514,691	0.87		—		1.45		55

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	On June 1, 2010, the Class I and Class II shares of the Van Kampen Life Investment Trust Growth and Income Portfolio were reorganized into Series I and Series II shares, respectively of the Fund.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(e)	Ratios are based on average daily net assets (000’s omitted) of $157,029 and $2,201,656 for Series I and Series II shares, respectively.
(f)	These returns include combined Rule 12b-1 fees and service fees of up to 0.25%.

Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Growth and Income Fund (formerly known as Invesco Van Kampen V.I. Growth and Income Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Growth and Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,140.20	$4.21	$1,021.27	$3.97	0.78%
Series II	1,000.00	1,139.20	5.55	1,020.01	5.24	1.03

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Growth and Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$20,504,310
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Growth and Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Growth and Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Growth and Income Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. High Yield Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIHYI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. High Yield Fund underperformed its style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	7.01%
Series II Shares	6.76
Barclays U.S. Aggregate Index‚ (Broad Market Index)	-2.02
Barclays U.S. Corporate High Yield 2% Issuer Cap Index■ (Style-Specific Index)	7.44
Lipper VUF High Current Yield Bond Funds Classification Average■ (Peer Group)	6.51

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. Although we principally invest in junk bonds, we tend to be underweight in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but we do not expect these instruments to be a substantial part of our portfolio. We may invest up to 25% of total assets in foreign securities. We may also invest up to 15% of the Fund’s total assets in securities of issuers located in developing markets.

Portfolio Composition
By credit quality
BBB	2.1%
BB	38.8
B	40.4
CCC	10.4
CC	0.1
D	0.1
Non-rated	5.1
Money Market Funds Plus Other Assets Less Liabilities	3.0

Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

    The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk-return profile or relative value and top-down factors generally determine buy and sell decisions.

    Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account market opportunities.

    Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

Top 10 Fixed Income Issuers*

1. MetroPCS Wireless Inc.	1.3%
2. First Data Corp.	1.1
3. Sprint Communications Inc.	1.1
4. MGM Resorts International	1.1
5. Level 3 Financing Inc.	1.1
6. K. Hovnanian Enterprises Inc.	1.1
7. Ally Financial Inc.	1.0
8. Nortek Inc.	1.0
9. International Lease Finance Corp.	1.0
10. Valeant Pharmaceuticals International, Inc.	1.0

■	Very low yields.
■	Availability of a better relative value opportunity.

Market conditions and your Fund

The high yield market was up for the year, and posted strong returns versus other fixed income markets classes. High yield markets had a strong start to 2013, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Higher yielding asset classes were particularly susceptible to the sell-off, not only because higher yields equal lower prices, but due to technical pressure from redemptions as investors were quick to exit the asset class and there were few buyers. In September, when the Fed announced its decision to delay tapering, US Treasury rates stabilized throughout the end of the year and the high yield market saw flows come back into the asset class and a monthly record $52.7 billion of new issuance was placed into the market.1 In December, as expected, the Fed announced that it would begin reducing the scope of QE in early 2014. A gradual tapering is a welcome development by the high yield market as opposed to a more pronounced move, and the market took a favorable view toward the announcement.

    While there was a great deal of attention paid to macroeconomic headlines over the course of the year, the improving fundamentals of the high yield market occurred with less fanfare. Issuers experienced top-line growth, earnings before interest, taxes, depreciation and amortization levels rose faster than debt levels in the fourth quarter of the year, and

Top Five Industries*

1. Oil & Gas Exploration & Production	8.1%
2. Wireless Telecommunication Services	6.5
3. Oil & Gas Storage & Transportation	5.3
4. Cable & Satellite	4.9
5. Casinos & Gaming	4.5

Total Net Assets	$142.9 million

Total Number of Holdings*	432

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. High Yield Fund

overall leverage in the market decreased. The default rate for the year was muted, and reached a six-year low in December.2 New high yield issuance hit a record of just under $400 billion for the year.2 The par-weighted high yield default rate decreased to 0.66% in 2013, the lowest level since the end of 2007, and down from 2012 which ended the year at 1.26%.2 Very low defaults can be expected after periods of high defaults and recession.

    The US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the year ended December 31, 2013. Likewise, the Fund generated positive returns for the year; however, it underperformed its style-specific index. During the year, we increased our exposure to lower-rated securities within the high yield market to neutral weight as we found pockets of value in this segment. Last year, we were underweight in lower-rated securities as the risk-return profile was not favorable. However, the summer sell-off created opportunities, and we therefore increased the portfolio weighting. We also were underweight in higher-rated securities because we saw investment grade managers dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

    The main contributor to the Fund’s relative performance was credit selection in the portfolio, particularly in the automotive, building materials, and food and beverage sectors. Additionally, the pipelines and wireless sectors benefited from strong issuer selection. Further amplifying our relative returns was our overweight allocation to the building materials sector and our underweight exposure to the media cable sector.

    The main detractor from Fund performance was our cash position. Since the Fund’s style-specific index does not hold cash, any cash held during a period of market appreciation resulted in negative relative performance. Our overall sector allocations detracted from Fund results, in particular our avoidance of the non-captive consumer sector. While most of our issuer selection helped performance, we did have some sectors in which our selection underperformed that of the style-specific benchmark – specifically, property and casualty insurance, independent energy and banking. Finally, our underweight exposure to CCC-rated securities earlier in the year hurt our relative performance as the lower-rated (higher-yielding) tier of the market outperformed throughout the year.

    Investors continue to watch the Fed and the impact of tapering after a very volatile year for US Treasuries that included a 100 basis point spike in the 10 year Treasury yield over two months during the summer (a basis points is one one-hundredth of a percentage point). Additionally, high yield generally outperformed other fixed income asset classes as high yield has typically performed relatively well in rising rate environments. With tapering expected in 2014 and constructive language from the Fed, as high yield market participants, we can continue to selectively add risk to companies that may benefit from an economy enjoying moderate growth. We believe the case for high yield is compelling: the long term fundamental background for the asset class remains constructive, there are very low default rates, and the asset class may provide a cushion against rate increases due to its relatively short duration and high average coupon.

    Thank you for investing in Invesco V.I. High Yield Fund and for sharing our long-term investment horizon.

1	Source: J.P. Morgan High Yield Monitor, Oct. 1, 2013
2	Source: J.P. Morgan High Yield Monitor, Jan. 2, 2014

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. High Yield Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

Invesco V.I. High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, Barclays via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/1/98)	4.46%
10 Years	7.66
5 Years	17.04
1 Year	7.01

Series II Shares
Inception (3/26/02)	8.00%
10 Years	7.40
5 Years	16.74
1 Year	6.76

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.81% and 1.06%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. High Yield Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance data at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least April 30, 2014. See current prospectus for more information.

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

    Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies

    High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

    Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s

Invesco V.I. High Yield Fund

value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

    The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

    The Lipper VUF High Current Yield Bond Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper High Current Yield Bond Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. High Yield Fund

Schedule of Investments(a)

December 31, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–87.22%
Aerospace & Defense–2.13%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	$252,000	$253,890
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	125,000	127,188
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	245,000	244,387
6.13%, 01/15/23(b)	167,000	167,000
7.75%, 03/15/20(b)	435,000	494,812
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	263,000	259,055
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	829,000	890,139
Kratos Defense & Security Solutions Inc., Sr. Sec. Gtd. Global Notes, 10.00%, 06/01/17	141,000	152,633
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
5.50%, 10/15/20	225,000	221,625
7.50%, 07/15/21	210,000	226,800
		3,037,529

Airlines–1.96%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	160,000	156,400
American Airlines Pass Through Trust,
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	294,089	312,470
Series 2013-2, Class B, Sr. Sec. Pass Through Ctfs., 5.60%, 07/15/20(b)	261,000	266,546
Continental Airlines Pass Through Trust,
Series 2000-2, Class B, Sec. Pass Through Ctfs., 8.31%, 04/02/18	35,455	37,760
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	188,983	207,054
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	145,000	152,613
UAL Pass Through Trust,
Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	179,261	202,229
Series 2007-1, Class B, Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	105,359	110,232
Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	85,571	98,620
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	540,000	569,700

	Principal Amount	Value
Airlines–(continued)
US Airways Pass Through Trust,
Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	$204,319	$203,808
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	67,082	75,216
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	71,567	76,755
Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 5.38%, 11/15/21	35,000	34,956
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	289,000	289,344
		2,793,703

Alternative Carriers–1.24%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	210,000	229,950
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	121,000	122,361
Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	612,000	651,015
8.13%, 07/01/19	265,000	291,500
8.63%, 07/15/20	240,000	269,400
Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	198,000	200,723
		1,764,949

Apparel Retail–1.02%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	687,000	717,915
L Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	160,000	164,200
8.50%, 06/15/19	100,000	120,500
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	80,000	87,800
7.00%, 05/01/20	150,000	169,125
Neiman Marcus Group LTD Inc., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	185,000	193,787
		1,453,327

Apparel, Accessories & Luxury Goods–0.49%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	505,000	556,762
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	70,000	66,588
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	69,000	70,208
		693,558

Application Software–0.33%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	484,000	475,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Auto Parts & Equipment–1.21%
American Axle & Manufacturing Inc.,
Sr. Unsec. Gtd. Notes, 5.13%, 02/15/19	$73,000	$75,555
6.25%, 03/15/21	230,000	244,950
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	200,000	202,000
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(b)	220,000	225,236
Schaeffler Finance B.V. (Germany), Sr. Sec. Notes, 4.75%, 05/15/21(b)	200,000	199,008
Schaeffler Holding Finance B.V. (Germany), Sr. Sec. Gtd. PIK Notes, 6.88%, 08/15/18(b)	200,000	213,000
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	544,000	568,480
		1,728,229

Biotechnology–0.00%
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18(d)	120,000	2,550

Broadcasting–0.66%
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	110,000	112,063
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	290,000	297,612
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	168,000	177,450
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	243,000	253,935
Sinclair Television Group, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/21(b)	49,000	50,838
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	50,000	51,500
		943,398

Building Products–3.50%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	815,000	854,731
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	400,000	428,000
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	700,000	726,250
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	94,000	93,967
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	900,000	996,750
10.00%, 12/01/18	410,000	452,025
Ply Gem Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	96,000	103,680
USG Corp.,
Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	101,000	105,798
7.88%, 03/30/20(b)	445,000	502,850
Sr. Unsec. Notes, 9.75%, 01/15/18	620,000	736,250
		5,000,301

	Principal Amount	Value
Cable & Satellite–4.75%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	$295,000	$282,463
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	1,217,000	1,221,564
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	345,000	374,325
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	177,000	198,240
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	1,313,000	1,355,672
Intelsat Luxembourg S.A. (Luxembourg),
Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	555,000	598,013
8.13%, 06/01/23(b)	165,000	177,375
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	400,000	430,000
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes, 10.88%, 07/15/19(b)	600,000	657,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	410,000	442,784
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	605,000	645,081
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.38%, 04/15/23(b)	200,000	204,500
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Notes, 5.38%, 04/15/21(b)	200,000	201,500
		6,788,517

Casinos & Gaming–3.82%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	512,000	563,200
9.13%, 12/01/18	195,000	213,038
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 10.00%, 12/15/15	246,000	212,790
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	545,000	531,375
9.00%, 02/15/20	195,000	190,125
Caesars Entertainment Resort Properties LLC,
Sec. Notes, 11.00%, 10/01/21(b)	409,000	424,337
Sr. Sec. Notes, 8.00%, 10/01/20(b)	360,000	376,200
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)(d)	95,000	52,963
MCE Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	200,000	196,000
MGM Resorts International,
Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	95,000	130,863
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	180,000	190,575
6.75%, 10/01/20	239,000	258,717
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	855,000	955,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	$435,000	$476,325
Snoqualmie Entertainment Authority, Sr. Sec. Notes, 9.13%, 02/01/15(b)	386,000	380,934
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	305,000	307,478
		5,460,382

Coal & Consumable Fuels–1.02%
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	156,000	162,630
8.25%, 04/01/20	595,000	651,525
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	309,000	331,402
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	295,000	312,700
		1,458,257

Communications Equipment–0.76%
Avaya Inc.,
Sec. Gtd. Notes, 10.50%, 03/01/21(b)	205,000	197,825
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	650,000	641,062
9.00%, 04/01/19(b)	235,000	247,925
		1,086,812

Computer & Electronics Retail–0.50%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	680,000	718,250

Computer Hardware–0.07%
NCR Escrow Corp., Sr. Unsec. Notes, 5.88%, 12/15/21(b)	100,000	102,250

Computer Storage & Peripherals–0.54%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	695,000	767,975

Construction & Engineering–1.63%
Abengoa Finance S.A.U. (Spain),
Sr. Unsec. Gtd. Notes, 7.75%, 02/01/20(b)	327,000	338,049
8.88%, 11/01/17(b)	210,000	225,964
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	730,000	786,575
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	910,000	978,250
		2,328,838

Construction & Farm Machinery & Heavy Trucks–1.96%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	419,000	430,522
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	290,000	342,925
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19(b)	500,000	502,500

	Principal Amount	Value
Construction & Farm Machinery & Heavy Trucks–(continued)
Manitowoc Co. Inc. (The),
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	$375,000	$380,625
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	230,000	261,050
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	560,000	581,000
Terex Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	105,000	108,938
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	40,000	43,000
Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	138,000	144,382
		2,794,942

Construction Materials–1.26%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(b)	400,000	403,640
7.25%, 01/15/21(b)	200,000	206,951
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	120,000	126,000
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	810,000	907,200
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	153,000	156,825
		1,800,616

Consumer Finance–1.03%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	195,000	228,637
8.00%, 03/15/20	1,040,000	1,248,000
		1,476,637

Data Processing & Outsourced Services–1.83%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	930,000	1,013,700
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	992,000	1,056,480
Sr. Unsec. Gtd. Global Notes,
12.63%, 01/15/21	286,000	336,765
Sr. Unsec. Gtd. Sub. Notes,
11.75%, 08/15/21(b)	63,000	66,465
11.75%, 08/15/21(b)	140,000	147,700
		2,621,110

Distillers & Vintners–0.19%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 8.00%, 04/30/18(e)	185,474	173,796
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 3.75%, 05/01/21	53,000	50,350
6.00%, 05/01/22	50,000	53,250
		277,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Diversified Banks–0.41%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	$195,000	$198,913
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	334,000	391,961
		590,874

Diversified Chemicals–0.05%
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	75,000	74,250

Diversified Metals & Mining–1.60%
FMG Resources Pty. Ltd. (Australia),
Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	240,000	262,800
8.25%, 11/01/19(b)	505,000	570,019
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	52,000	53,300
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	245,000	268,275
Vedanta Resources PLC (India),
Sr. Unsec. Notes, 6.00%, 01/31/19(b)	220,000	212,605
9.50%, 07/18/18(b)	395,000	439,983
Walter Energy, Inc.,
Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	312,000	330,720
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	183,000	153,720
		2,291,422

Electric Utilities–0.00%
LSP Energy L.P./LSP Batesville Funding Corp.,
Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14(d)	262,000	0
Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(d)	275,000	0
		0

Electrical Components & Equipment–0.19%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	270,000	265,275

Electronic Manufacturing Services–0.48%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	640,000	683,200

Environmental & Facilities Services–0.48%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	161,000	175,289
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	140,000	141,400
5.25%, 08/01/20	14,000	14,420
Darling Escrow Corp., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	175,000	176,531

	Principal Amount	Value
Environmental & Facilities Services–(continued)
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	$160,000	$171,600
		679,240

Forest Products–0.21%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	284,000	300,330
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global PIK Notes, 6.00%, 01/30/20(f)	6,933	4,784
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes, 6.25%, 10/21/17(b)(d)(f)	40,000	200
		305,314

Gas Utilities–1.36%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	350,000	384,562
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/21	931,000	953,111
Sr. Unsec. Notes, 6.75%, 01/15/22(b)	127,000	129,540
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	203,000	221,778
Sr. Unsec. Notes, 7.38%, 03/15/20	230,000	247,825
		1,936,816

Gold–0.18%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	260,000	253,500

Health Care Equipment–0.89%
Biomet Inc.,
Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	251,000	264,805
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	608,000	629,280
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	360,000	382,500
		1,276,585

Health Care Facilities–1.37%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Notes, 6.00%, 10/15/21(b)	49,000	50,164
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	120,000	126,600
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	260,000	270,400
Health Management Associates Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 01/15/20	239,000	269,174
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	150,000	152,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	$175,000	$184,187
Sr. Unsec. Global Notes, 6.75%, 02/01/20	265,000	273,944
8.00%, 08/01/20	330,000	360,112
8.13%, 04/01/22	247,000	267,069
		1,953,900

Health Care Services–0.38%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	140,000	143,500
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	375,000	405,000
		548,500

Healthcare–0.29%
Community Health Systems Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/19	386,000	420,740

Homebuilding–3.23%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	475,000	471,438
Beazer Homes USA Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/21(b)	360,000	372,600
9.13%, 06/15/18	215,000	230,319
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	352,000	376,640
Sr. Unsec. Gtd. Global Notes,
6.25%, 01/15/16	851,000	902,060
Sr. Unsec. Gtd. Notes, 7.50%, 05/15/16	125,000	135,781
11.88%, 10/15/15	85,000	97,963
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	181,000	189,597
7.50%, 09/15/22	105,000	110,775
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	166,000	154,795
6.95%, 06/01/18	520,000	588,250
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	450,000	490,500
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	163,000	156,276
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	309,000	341,445
		4,618,439

Hotels, Resorts & Cruise Lines–0.11%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	130,000	151,125

	Principal Amount	Value
Household Products–0.68%
Reynolds Group Issuer Inc./LLC,
Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	$435,000	$445,875
7.13%, 04/15/19	175,000	187,250
Sr. Unsec. Gtd. Global Notes, 9.88%, 08/15/19	300,000	334,125
		967,250

Independent Power Producers & Energy Traders–0.93%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	418,000	472,340
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	233,000	265,037
7.88%, 05/15/21	370,000	412,550
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	163,208	173,001
		1,322,928

Industrial Conglomerates–0.35%
Indalex Holding Corp., Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(d)	230,000	0
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	485,000	504,400
		504,400

Industrial Machinery–0.24%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	304,000	300,960
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	35,000	37,713
		338,673

Integrated Telecommunication Services–0.14%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 01/15/22(b)	200,000	201,540

Internet Software & Services–0.56%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	424,000	440,960
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/23	243,000	238,140
7.00%, 07/15/21	110,000	120,725
		799,825

Leisure Facilities–0.26%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	235,000	233,237
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	135,000	143,944
		377,181

Managed Health Care–0.10%
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	142,000	146,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Marine–0.38%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	$540,000	$547,907

Movies & Entertainment–1.09%
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	375,000	398,437
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	705,000	766,687
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	385,000	393,663
		1,558,787

Multi-Line Insurance–0.07%
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	88,000	103,180

Office Services & Supplies–0.04%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	50,000	53,875

Oil & Gas Drilling–0.81%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	49,000	52,553
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 7.50%, 08/01/20(b)	239,000	252,145
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	585,000	627,412
6.63%, 11/15/20	206,000	220,935
		1,153,045

Oil & Gas Equipment & Services–2.01%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	396,000	414,810
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	380,000	402,800
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	777,000	798,367
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/21(b)	737,000	735,158
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	300,000	303,750
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	214,000	220,420
		2,875,305

Oil & Gas Exploration & Production–8.09%
Antero Resources Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	252,000	265,860
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	528,000	537,240
Berry Petroleum Co., Sr. Unsec. Notes, 6.38%, 09/15/22	415,000	424,337
6.75%, 11/01/20	130,000	134,713

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	$359,000	$379,642
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	540,000	580,500
8.25%, 09/01/21	524,000	571,160
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	165,000	185,625
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	263,000	284,697
6.63%, 08/15/20	200,000	224,250
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	510,000	543,150
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	706,000	741,300
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	581,000	586,810
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	721,000	692,160
Halcon Resources Corp.,
Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	733,000	743,995
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	297,000	311,107
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	94,000	94,000
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	55,000	60,156
Linn Energy LLC/Linn Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/01/21	100,000	106,250
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	856,000	905,220
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	215,000	201,563
Sr. Unsec. Notes, 5.38%, 10/01/22	226,000	219,220
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	80,000	79,200
5.75%, 06/01/21	257,000	274,348
Rosetta Resources, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	239,000	239,598
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	236,000	236,000
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	644,000	677,005
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	270,000	287,550
6.63%, 02/15/19	210,000	223,913
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	710,000	745,500
		11,556,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.38%
CVR Refining LLC/Coffeyville Finance Inc., Sec. Gtd. Global Notes, 6.50%, 11/01/22	$504,000	$501,480
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	43,000	48,375
		549,855

Oil & Gas Storage & Transportation–5.28%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	401,000	429,070
6.13%, 07/15/22	290,000	311,750
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	480,000	505,200
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	362,000	373,765
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	888,000	999,000
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	553,000	586,180
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	455,000	460,687
6.50%, 08/15/21	123,000	133,148
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	629,000	646,297
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. II,
Sr. Unsec. Gtd. Global Notes, 8.38%, 06/01/20	239,000	264,991
Sr. Unsec. Gtd. Notes, 6.50%, 05/15/21(b)	296,000	308,580
Regency Energy Partners L.P./Regency Energy Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	120,000	124,800
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	322,000	346,150
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	83,000	88,188
6.88%, 02/01/21	951,000	1,027,080
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	160,000	174,800
Tesoro Logistics L.P./Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	350,000	359,625
6.13%, 10/15/21	116,000	120,060
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	272,000	279,480
		7,538,851

	Principal Amount	Value
Other Diversified Financial Services–0.58%
Jefferies Finance LLC/JFIN Co-Issuer Corp., Sr. Unsec. Notes, 7.38%, 04/01/20(b)	$400,000	$416,000
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	385,000	408,581
		824,581

Packaged Foods & Meats–1.66%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	607,000	640,385
JBS S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 08/04/16 (Acquired 08/30/13 to 10/23/13; Cost $220,375)(b)	200,000	225,000
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	165,000	172,838
Post Holdings Inc.,
Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	327,000	350,707
Sr. Unsec. Gtd. Notes, 6.75%, 12/01/21(b)	51,000	52,658
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	365,000	391,462
Sun Merger Sub, Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	100,000	105,000
5.88%, 08/01/21(b)	100,000	103,000
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	320,000	328,000
		2,369,050

Paper Packaging–0.11%
Beverage Packaging Holdings Luxembourg II S.A.,
Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	61,000	62,525
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(b)	99,000	100,980
		163,505

Paper Products–0.51%
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	84,000	82,320
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	625,000	644,531
		726,851

Personal Products–0.52%
Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(b)	704,000	738,305

Pharmaceuticals–1.25%
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	79,000	80,230
Endo Finance Co., Sr. Unsec. Gtd. Notes, 5.75%, 01/15/22(b)	104,000	105,430
Forest Laboratories Inc., Sr. Unsec. Notes, 5.00%, 12/15/21(b)	154,000	156,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Valeant Pharmaceuticals International, Inc.,
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	$183,000	$185,745
6.38%, 10/15/20(b)	315,000	333,506
6.75%, 08/15/21(b)	201,000	214,316
7.25%, 07/15/22(b)	116,000	125,280
Sr. Unsec. Notes, 7.50%, 07/15/21(b)	525,000	580,125
		1,781,327

Real Estate Services–0.22%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	295,000	315,650

Regional Banks–1.22%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	100,000	105,149
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	265,000	299,450
Unsec. Sub. Global Notes, 5.13%, 06/15/17	830,000	861,125
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(g)	530,000	483,625
		1,749,349

Research & Consulting Services–0.30%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/22	125,000	127,813
6.75%, 10/01/20	270,000	293,625
		421,438

Security & Alarm Services–0.22%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	292,000	308,790

Semiconductor Equipment–0.72%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	705,000	734,963
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	275,000	292,875
		1,027,838

Semiconductors–1.41%
Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	680,000	732,700
10.75%, 08/01/20	390,000	443,625
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	800,000	842,000
		2,018,325

Specialized Finance–2.50%
Aircastle Ltd.,
Sr. Unsec. Global Notes, 6.25%, 12/01/19	461,000	495,575
7.63%, 04/15/20	370,000	415,325
Sr. Unsec. Notes, 4.63%, 12/15/18	91,000	91,682

	Principal Amount	Value
Specialized Finance–(continued)
CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/15/22	$396,000	$389,070
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	350,000	378,875
International Lease Finance Corp.,
Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	265,000	307,897
Sr. Unsec. Global Notes, 4.63%, 04/15/21	175,000	168,000
5.88%, 04/01/19	128,000	137,200
5.88%, 08/15/22	265,000	265,828
Sr. Unsec. Notes, 8.25%, 12/15/20	485,000	568,511
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	330,000	351,450
		3,569,413

Specialized REIT’s–0.24%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	320,000	344,000

Specialty Chemicals–0.91%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	211,000	215,220
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	235,000	247,925
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	425,000	417,562
PQ Corp., Sec. Notes, 8.75%, 05/01/18(b)	240,000	262,800
U.S. Coatings Acquisition Inc./Axalta Coating Systems Dutch Holding B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.38%, 05/01/21(b)	150,000	160,688
		1,304,195

Specialty Stores–0.75%
Michaels Stores Inc.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	460,000	500,250
Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	61,000	61,457
Sally Holdings LLC/Sally Capital Inc.,
Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	236,000	235,410
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	269,000	279,424
		1,076,541

Steel–1.74%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 5.75%, 08/05/20	72,000	76,192
6.75%, 02/25/22	150,000	162,871
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	487,000	528,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount	Value
Steel–(continued)
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	$630,000	$663,075
United States Steel Corp.,
Sr. Unsec. Global Notes, 7.50%, 03/15/22	305,000	325,587
Sr. Unsec. Notes, 7.00%, 02/01/18	175,000	189,438
7.38%, 04/01/20	500,000	538,750
		2,484,308

Technology Distributors–0.23%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	315,000	333,113

Tires & Rubber–0.31%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	270,000	295,650
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	39,000	40,853
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	100,000	106,500
		443,003

Trading Companies & Distributors–0.49%
Fly Leasing Ltd. (Ireland), Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	221,000	225,420
H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 09/01/22	55,000	60,088
United Rentals North America Inc.,
Sec. Gtd. Global Notes, 5.75%, 07/15/18	40,000	42,900
Sr. Unsec. Global Notes, 8.25%, 02/01/21	235,000	266,137
WESCO Distribution, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 12/15/21(b)	100,000	100,500
		695,045

Trucking–0.50%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 03/15/20	95,000	111,388
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/20	25,000	26,000
7.38%, 01/15/21	521,000	574,402
		711,790

Wireless Telecommunication Services–6.29%
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	1,006,000	1,151,870
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	400,000	416,000
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	400,000	391,000
eAccess Ltd. (Japan), Sr. Unsec. Gtd. Notes, 8.25%, 04/01/18(b)	200,000	219,750

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.25%, 04/01/21(b)		$297,000	$308,880
6.63%, 11/15/20		710,000	756,150
6.63%, 04/01/23(b)		845,000	874,575
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19		275,000	285,312
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		670,000	736,162
Sprint Communications Inc.,
Sr. Unsec. Global Notes, 6.00%, 11/15/22		391,000	383,669
7.00%, 08/15/20		336,000	366,240
11.50%, 11/15/21		150,000	196,500
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)		165,000	184,800
9.00%, 11/15/18(b)		350,000	422,625
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)		151,000	162,891
T-Mobile USA, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 01/15/24		242,000	246,538
6.54%, 04/28/20		143,000	152,653
6.63%, 04/28/21		22,000	23,100
6.84%, 04/28/23		167,000	173,471
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec. Loan Participation Notes, 7.75%, 02/02/21(b)		600,000	652,500
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)		825,000	881,719
			8,986,405
Total U.S. Dollar Denominated Bonds and Notes (Cost $127,377,096)			124,611,812

Non-U.S. Dollar Denominated Bonds & Notes–6.23%(h)
Apparel, Accessories & Luxury Goods–0.33%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	315,000	468,047

Auto Parts & Equipment–0.13%
GCS Holdco Finance I S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 11/15/18(b)	EUR	127,000	180,623

Broadcasting–0.54%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	335,000	463,197
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	215,000	310,587
			773,784

Cable & Satellite–0.15%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	140,000	209,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Principal Amount		Value

Casinos & Gaming–0.70%
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)(d)	EUR	200,000	$155,465
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	220,000	394,202
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	455,000	451,380
			1,001,047

Construction Materials–0.72%
Manutencoop Facility Management SpA (Italy),
Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(b)	EUR	230,000	337,002
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(b)	EUR	100,000	146,523
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	151,166
Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	255,000	401,362
			1,036,053

Food Distributors–0.63%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	505,000	896,910

Hotels, Resorts & Cruise Lines–0.44%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 7.75%, 06/15/20(b)	EUR	180,000	270,460
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	200,000	360,760
			631,220

Independent Power Producers & Energy Traders–0.25%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	200,000	355,212

Leisure Facilities–0.45%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	230,000	337,002
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	210,000	307,698
			644,700

Metal & Glass Containers–0.12%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	105,000	170,462

Multi-Sector Holdings–0.54%
KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	155,000	238,839

	Principal Amount		Value
Multi-Sector Holdings–(continued)
Odeon & UCI Finco PLC (United Kingdom),
Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	110,000	$184,892
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	210,000	352,977
			776,708

Other Diversified Financial Services–0.68%
AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(b)	EUR	120,000	171,535
REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(b)	EUR	250,000	357,364
Boats Investments Netherlands B.V. (Netherlands), REGS -Series 97, Sr. Sec. PIK Medium-Term Mortgage Euro Notes, 11.00%, 03/31/17(b)	EUR	101,193	63,611
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	200,000	377,568
			970,078

Personal Products–0.11%
Albrea Beauty Holdings S.A. (France), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.75%, 11/01/19(b)	EUR	110,000	161,932

Research & Consulting Services–0.13%
La Financiere Atalian S.A. (France), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/15/20(b)	EUR	130,000	190,351

Sovereign Debt–0.10%
Takko Luxembourg 2 S.C.A. (Germany), Sr. Sec. Gtd. Notes, 9.88%, 04/15/19(b)	EUR	105,000	142,220

Wireless Telecommunication Services–0.21%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	100,000	150,650
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	100,000	146,539
			297,189
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,341,078)			8,906,306

	Shares
Preferred Stocks–1.40%
Consumer Finance–0.28%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		425	408,040

Diversified Banks–0.36%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.		21,176	508,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

	Shares	Value
Industrial REIT’s–0.06%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	4,065	$92,560

Multi-Line Insurance–0.54%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	26,710	765,509

Tires & Rubber–0.16%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	3,345	223,613
Total Preferred Stocks (Cost $1,588,291)		1,997,946

Common Stocks & Other Equity Interests–1.07%
Automobile Manufacturers–0.67%
General Motors Co.(i)(j)	14,296	584,259
General Motors Co.–Wts. expiring 07/10/16(i)(j)	5,864	182,714
General Motors Co.–Wts. expiring 07/10/19(i)(j)	5,864	135,628
Motors Liquidation Co. GUC Trust(j)	1,538	49,293
		951,894

Broadcasting–0.00%
Adelphia Communications Corp.(k)	3,280	2,558
Adelphia Recovery Trust–Series ACC-1(k)	318,570	637
Adelphia Recovery Trust–Series Arahova(k)	109,170	55
		3,250

Construction Materials–0.15%
U.S. Concrete, Inc.(j)	9,253	209,395

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(f)(j)	6,205	931

Independent Power Producers & Energy Traders–0.00%
SW Acquisition L.P.(j)	1	0

Integrated Telecommunication Services–0.16%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(j)(l)	1,527	22,905
Largo Ltd. (Luxembourg)–Class A(j)	17,563	20,708
Largo Ltd. (Luxembourg)–Class B(j)	158,069	186,373
		229,986

	Shares	Value
Paper Products–0.07%
NewPage Holdings Inc. (Acquired 07/21/11 to 08/29/11; Cost $245,385)(b)(j)(m)	1,140	$106,020

Publishing–0.00%
Reader’s Digest Association Inc. (The) (China),–Wts. expiring 02/19/14(n)	669	0

Semiconductors–0.02%
Magnachip Semiconductor Corp. (South Korea)(j)	1,372	26,754
Total Common Stocks & Other Equity Interests (Cost $2,820,644)		1,528,230

	Principal Amount

Variable Rate Senior Loan Interests–1.01%
Agricultural Products–0.51%
Darling International Inc. PIK Sr. Unsec. Term Loan, 0.00%(o)(p)	$725,000	728,625

Health Care Facilities–0.50%
Community Health Systems Inc. PIK Sr. Sec. First Lien Term Loan,
0.00% 07/30/14(o)(p)	343,749	343,749
PIK Unsec. Term Loan,
0.00% 07/30/14(o)(p)	370,251	370,251
		714,000
Total Variable Rate Loan Senior Interests (Cost $1,439,000)		1,442,625

	Shares
Money Market Funds–2.72%
Liquid Assets Portfolio– Institutional Class(q)	1,942,793	1,942,793
Premier Portfolio– Institutional Class(q)	1,942,794	1,942,794
Total Money Market Funds (Cost $3,885,587)		3,885,587
TOTAL INVESTMENTS–99.65% (Cost $145,451,696)		142,372,506
OTHER ASSETS LESS LIABILITIES–0.35%		497,897
NET ASSETS–100.00%		$142,870,403

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred

PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $54,683,724, which represented 38.28% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2013.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2013 was $211,178, which represented 1% of the Fund’s Net Assets.
(e)	Step coupon bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Acquired as part of the Sino-Forest Corp. reorganization.
(g)	Perpetual bond with no specified maturity date.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Acquired as part of the General Motors reorganization.
(j)	Non-income producing security.
(k)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(l)	Non-income producing security acquired as part of the Hawaiian Telcom bankruptcy reorganization.
(m)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(n)	Non-income producing security acquired as part of the Reader’s Digest Association bankruptcy reorganization.
(o)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(p)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $141,566,109)	$138,486,919
Investments in affiliated money market funds, at value and cost	3,885,587
Total investments, at value (Cost $145,451,696)	142,372,506
Cash	106,099
Receivable for:
Investments sold	52,378
Fund shares sold	254,647
Dividends and interest	2,351,594
Fund expenses absorbed	5,296
Unrealized appreciation on swap agreements	62,395
Investment for trustee deferred compensation and retirement plans	79,556
Total assets	145,284,471

Liabilities:
Payable for:
Investments purchased	2,003,085
Fund shares reacquired	23,233
Amount due custodian — foreign (Cost $47,718)	49,539
Forward foreign currency contracts outstanding	77,748
Accrued fees to affiliates	104,898
Accrued trustees’ and officers’ fees and benefits	988
Accrued other operating expenses	52,078
Trustee deferred compensation and retirement plans	84,722
Premiums received on swap agreements	17,777
Total liabilities	2,414,068
Net assets applicable to shares outstanding	$142,870,403

Net assets consist of:
Shares of beneficial interest	$148,634,641
Undistributed net investment income	6,921,357
Undistributed net realized gain (loss)	(9,589,890)
Net unrealized appreciation (depreciation)	(3,095,705)
$142,870,403

Net Assets:
Series I	$98,454,503
Series II	$44,415,900

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	17,283,831
Series II	7,832,528
Series I:
Net asset value per share	$5.70
Series II:
Net asset value per share	$5.67

Investment income:
Interest	$8,396,205
Dividends	185,803
Dividends from affiliated money market funds	1,693
Total investment income	8,583,701

Expenses:
Advisory fees	812,755
Administrative services fees	334,157
Custodian fees	17,950
Distribution fees — Series II	87,853
Transfer agent fees	26,602
Trustees’ and officers’ fees and benefits	29,453
Professional services fees	88,751
Other	30,057
Total expenses	1,427,578
Less: Fees waived	(283,539)
Net expenses	1,144,039
Net investment income	7,439,662

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	3,128,694
Foreign currencies	5,769
Forward foreign currency contracts	(385,190)
Swap agreements	23,094
2,772,367
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,020,827)
Foreign currencies	(2,844)
Forward foreign currency contracts	41,265
Swap agreements	39,732
(1,942,674)
Net realized and unrealized gain	829,693
Net increase in net assets resulting from operations	$8,269,355

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. High Yield Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$7,439,662	$6,813,629
Net realized gain	2,772,367	2,223,714
Change in net unrealized appreciation (depreciation)	(1,942,674)	8,190,348
Net increase in net assets resulting from operations	8,269,355	17,227,691

Distributions to shareholders from net investment income:
Series I	(4,719,053)	(4,674,624)
Series ll	(2,040,917)	(868,824)
Total distributions from net investment income	(6,759,970)	(5,543,448)

Share transactions–net:
Series l	3,352,924	(23,701,208)
Series ll	23,475,224	14,630,099
Net increase (decrease) in net assets resulting from share transactions	26,828,148	(9,071,109)
Net increase in net assets	28,337,533	2,613,134

Net assets:
Beginning of year	114,532,870	111,919,736
End of year (includes undistributed net investment income of $6,921,357 and $6,700,457, respectively)	$142,870,403	$114,532,870

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Invesco V.I. High Yield Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and

Invesco V.I. High Yield Fund

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Lower-Rated Securities — The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of

Invesco V.I. High Yield Fund

protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Other Risks — The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least April 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 0.80% and Series II shares to 1.05% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on

Invesco V.I. High Yield Fund

short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $283,539.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $284,157 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$6,638,771	$772,992	$0	$7,411,763
Corporate Debt Securities	—	126,054,437	0	126,054,437
Foreign Debt Securities	—	8,764,086	—	8,764,086
Foreign Sovereign Debt Securities	—	142,220	—	142,220
	$6,638,771	$135,733,735	$0	$142,372,506
Forward Foreign Currency Contracts*	—	(77,748)	—	(77,748)
Swap Agreements*	—	62,395	—	62,395
Total Investments	$6,638,771	$135,718,382	$0	$142,357,153

*	Unrealized appreciation (depreciation).

Invesco V.I. High Yield Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$62,395	$—
Currency risk
Forward foreign currency contracts(b)	—	(77,748)
Total	$62,395	$(77,748)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the caption Forward foreign currency contracts outstanding.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$23,094
Currency risk	(385,190)	—
Change in Unrealized Appreciation
Credit risk	—	39,732
Currency risk	41,265	—
Total	$(343,925)	$62,826

*	The average notional value of forward foreign currency contracts and swap agreements outstanding during the period was $6,552,136 and $365,000, respectively.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/13/14	Citibank, N.A.	GBP	222,443	USD	356,599	$368,339	$(11,740)
03/06/14	Citibank, N.A.	EUR	3,736,960	USD	5,101,041	5,141,030	(39,989)
03/06/14	RBC Capital Markets Corp.	GBP	1,233,820	USD	2,016,336	2,042,355	(26,019)
Total foreign currency contracts							$(77,748)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
J.P. Morgan Securities Inc.	MGM Resorts	Sell	5.00%	06/20/17	1.40%	$365,000	$(17,777)	$62,395

(a)	Implied credit spreads represent the current level as of December 31, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s

Invesco V.I. High Yield Fund

counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
J.P. Morgan Securities Inc.	$62,395	$(17,777)	$44,618	$—	$—	$44,618

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citibank, N.A.	$51,729	$—	$51,729	$—	$—	$51,729
J.P. Morgan Securities Inc.	17,777	(17,777)	—	—	—	—
RBC Capital Markets Corp.	26,019	—	26,019	—	—	26,019
Total	$95,525	$(17,777)	$77,748	$—	$—	$77,748

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 7—Unfunded Loan Commitments

As of December 31, 2013, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
Community Health Systems Inc.	First Lien Term Loan	$343,749	$343,749
Community Health Systems Inc.	Term Loan	370,251	370,251
Darling International Inc.	Term Loan	725,000	728,625
		$1,439,000	$1,442,625

Invesco V.I. High Yield Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$6,759,970	$5,543,448

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$7,035,803
Net unrealized appreciation (depreciation)- investments	(3,188,584)
Net unrealized appreciation — other investments	61,233
Temporary book/tax differences	(73,217)
Capital loss carryforward	(9,599,473)
Shares of beneficial interest	148,634,641
Total net assets	$142,870,403

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and accretion of bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,234,269 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$4,917,331	$—	$4,917,331
December 31, 2017	4,682,142	—	4,682,142
Total capital loss carryforward	$9,599,473	$—	$9,599,473

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $95,357,343 and $84,317,462, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,414,816
Aggregate unrealized (depreciation) of investment securities	(9,603,400)
Net unrealized appreciation (depreciation) of investment securities	$(3,188,584)

Cost of investments for tax purposes is $145,561,090.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital losses, foreign currency transactions and swap income, on December 31, 2013, undistributed net investment income was decreased by $393,580, undistributed net realized gain (loss) was increased by $59,476,075 and shares of beneficial interest was decreased by $59,082,495. Further, as a result of tax deferrals acquired in the reorganization of Invesco V.I. High Yield Securities Fund into the Fund, undistributed net investment income was decreased by $65,212, undistributed net realized gain (loss) was decreased by $62,407,596 and shares of beneficial interest increased by $62,472,808. These reclassifications had no effect on the net assets of the Fund.

Invesco V.I. High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	6,224,196	$35,375,283	5,101,039	$27,750,130
Series II	2,847,094	16,256,247	3,502,236	19,021,718

Issued as reinvestment of dividends:
Series I	858,009	4,719,053	864,071	4,674,624
Series II	372,430	2,040,917	160,789	868,262

Issued in connection with acquisitions(b)
Series I	2,383,944	13,917,969	—	—
Series II	2,020,980	11,783,481	—	—

Reacquired:
Series I	(8,855,490)	(50,659,381)	(10,440,518)	(56,125,962)
Series II	(1,164,125)	(6,605,421)	(972,464)	(5,259,881)
Net increase (decrease) in share activity	4,687,038	$26,828,148	(1,784,847)	$(9,071,109)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 71% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on April 29, 2013, the Fund acquired all the net assets of Invesco V.I. High Yield Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on March 28, 2013. The acquisition was accomplished by a tax-free exchange of 4,404,924 shares of the Fund for 23,160,520 shares outstanding of the Target Fund as of the close of business on April 26, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 26, 2013. The Target Fund’s net assets as of the close of business on April 26, 2013 of $25,701,450, including $(5,548,317) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $116,562,405 and $142,263,855 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2013 assuming the reorganization had been completed on January 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income	$7,875,193
Net realized/unrealized gains	1,314,954
Change in net assets resulting from operations	$9,190,147

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since April 30, 2013.

NOTE 12—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower and selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended December 31, 2013, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Bank of America, N.A.	$343,749	$343,749
Bank of America, N.A.	370,251	370,251
Goldman Sachs Bank USA	380,625	380,625
J.P. Morgan Securities LLC	231,275	231,275
BMO Capital Market	113,100	113,100
Total	$1,439,000	$1,439,000

Invesco V.I. High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$5.61	$0.33	$0.05	$0.38	$(0.29)	$5.70	7.01%	$98,455	0.81	%(d)	1.03	%(d)	5.79	%(d)	74%
Year ended 12/31/12	5.04	0.33	0.53	0.86	(0.29)	5.61	17.17	93,529	0.79		1.04		6.10		58
Year ended 12/31/11	5.35	0.35	(0.29)	0.06	(0.37)	5.04	0.96	106,557	0.83		1.06		6.84		71
Year ended 12/31/10	5.22	0.43	0.26	0.69	(0.56)	5.35	13.57	55,803	0.95		1.17		8.04		102
Year ended 12/31/09	3.69	0.47	1.47	1.94	(0.41)	5.22	52.79	60,649	0.95		1.22		10.29		125
Series II
Year ended 12/31/13	5.59	0.32	0.05	0.37	(0.29)	5.67	6.76	44,416	1.06	(d)	1.28	(d)	5.54	(d)	74
Year ended 12/31/12	5.03	0.32	0.52	0.84	(0.28)	5.59	16.96	21,004	1.04		1.29		5.85		58
Year ended 12/31/11	5.35	0.33	(0.29)	0.04	(0.36)	5.03	0.61	5,363	1.08		1.31		6.59		71
Year ended 12/31/10	5.22	0.42	0.26	0.68	(0.55)	5.35	13.27	497	1.20		1.42		7.79		102
Year ended 12/31/09	3.68	0.46	1.48	1.94	(0.40)	5.22	52.77	464	1.20		1.47		10.04		125

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2013, the portfolio turnover calculation excludes the value of securities purchased of $32,385,318 and sold of $10,521,731 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. High Yield Securities Fund into the Fund. For the period ending December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $30,901,742 and sold of $8,109,618 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. High Yield Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $94,900 and $35,141 for Series I and Series II shares, respectively.

Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,062.50	$4.21	$1,021.12	$4.13	0.81%
Series II	1,000.00	1,060.00	5.50	1,019.86	5.40	1.06

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	2.93%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. High Yield Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. International Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIIGR-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. International Growth Fund delivered double-digit gains and outperformed its style-specific benchmark, the Custom International Growth Index.* The Fund’s European holdings provided the largest positive contribution to this outperformance, with the Fund’s exposure to the UK and Sweden leading the gains.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	19.01%
Series II Shares	18.72
MSCI EAFE Index‚ (Broad Market Index)	22.78
Custom International Growth Index‚ (Style-Specific Index)*	17.08
MSCI EAFE Growth Index‚ (Former Style-Specific Index)*	22.55
Lipper VUF International Growth Funds Index■ (Peer Group Index)	19.93

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

*	During the reporting period, the Fund’s style-specific index was changed from the MSCI EAFE Growth Index to the Custom International Growth Index. The Custom International Growth Index was composed of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI AC World Ex-US Growth Index thereafter. While the MSCI EAFE Growth Index remains a relevant representation of developed markets, it does not include emerging markets or Canada. The MSCI AC World Ex-US Growth Index has exposure to both segments, as does the Fund. Due to this, Invesco believes that the new index is more aligned with the market allocations of the Fund and therefore a more appropriate benchmark by which to measure relative allocations and performance.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality and valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices do not fully reflect these attributes.

    While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

    We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	A company’s fundamentals deteriorate, or it posts disappointing earnings.
■	A stock appears overvalued.
■	A more attractive investment opportunity becomes available.

Market conditions and your Fund

While US and global equity markets enjoyed generally strong returns for the year ended December 31, 2013, the US and global economies improved only slowly. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year.

    Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK equities ended the reporting period strongly, spurred by improving housing and employment data. Continental European equity markets posted strong gains for the reporting period as well; indeed, the eurozone officially exited recession in late summer.

    Japanese equities rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation. However, the market consolidated in May amid a tug of war between optimism about Abe’s leadership and the potential of “Abenomics” and concern about political developments in China and economic prospects in the US and emerging markets.

    Emerging economies had a difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the US Federal Reserve indicated mid-year it might reduce its extraordinary bond-buying program in 2013. The economies most seriously affected – including Brazil, India, Indonesia, Turkey and South Africa – had allowed money and credit growth to expand significantly in the preceding three years.

    In this environment, we continued to construct the Fund’s portfolio with a bottom-up approach, selecting stocks on an individual basis. The Fund fared better than its style-specific benchmark in five of 10 sectors, significantly outperforming in the information technology (IT) sector.

    In the IT sector, strong stock selection led the Fund to meaningfully outperform the style-specific index. Fund holdings in the Internet software and services industry led performance in the sector.

Portfolio Composition
By sector
Consumer Discretionary	23.4%
Financials	15.4
Information Technology	13.3
Industrials	10.2
Consumer Staples	9.3
Health Care	8.7
Energy	7.9
Materials	3.1
Telecommunication Services	1.8
Utilities	0.9
Money Market Funds Plus Other Assets Less Liabilities	6.0

Top 10 Equity Holdings*
1. Reed Elsevier PLC	2.8%
2. Compass Group PLC	2.3
3. SAP AG	2.1
4. Roche Holding AG	2.0
5. WPP PLC	2.0
6. British American Tobacco PLC	2.0
7. Suncor Energy, Inc.	1.9
8. Baidu, Inc.-ADR	1.9
9. Publicis Groupe S.A.	1.9
10. Amadeus IT Holding S.A.-Class A	1.8

Top Five Industries*
1. Pharmaceuticals	6.8%
2. Integrated Oil & Gas	5.8
3. Diversified Banks	5.1
4. Semiconductors	4.5
5. Advertising	3.8

Total Net Assets	$1.7 billion

Total Number of Holdings*	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. International Growth Fund

Chinese web services company Baidu was the leading individual contributor to Fund performance during the year. The company was helped by strong earnings reports and a well-received acquisition in the third quarter. Amadeus, a Spanish IT company specializing in solutions for tourism and travel, also contributed to Fund performance.

    As a group, the Fund’s holdings in the consumer discretionary sector delivered high double-digit gains, outperforming the style-specific index’s holdings for the year. The Fund’s holdings in the media and hotels, restaurants and leisure industries were particularly strong. Top contributors in this sector included UK-based professional information solutions publisher Reed Elsevier and Macau-based hotel and casino operator Galaxy Entertainment. Galaxy Entertainment, a leading developer and operator of casinos in Macau, reported good second-quarter results, helped by strong growth in the “mass” market (as opposed to the “VIP” market).

    In broad geographic terms, Fund holdings in the European region were the primary contributor to relative results due to strong stock selection. Top country-level contributors were the UK and Sweden. The most significant contributor to performance was the UK, the largest country allocation in the portfolio. Within the UK, one of the largest contributors to Fund performance included Compass Group, a global leader in food service management and support services.

    In contrast, the Fund’s high single-digit cash position throughout the year detracted from relative performance as markets rebounded during the reporting period. It is important to note that we do not use cash for top-down tactical asset allocation purposes. Historically when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace rather than an overall negative opinion on markets. However, concerns about further downside risk led us to be cautious investors throughout the reporting period.

    Stock selection and underweight exposure in the telecommunication services and health care sectors also detracted from performance. Not owning several strong performing names in each sector hurt relative results. Most notably, Soft-bank, a Japanese telecommunications and Internet services company, posted very strong performance for the year and was the leading individual detractor from relative results.

    The Fund’s continued underweight exposure in Japan was the largest country-level detractor from performance. This market delivered strong results over the reporting period and identifying Japanese companies that meet our EQV criteria was challenging because “quality” companies remained hard to find. Increased earnings expectations were largely currency related, and underlying improvements in businesses were not apparent. Due to these factors, at the close of the reporting period, the Fund had a 5% weighting in Japanese equities while the style-specific index had an 16% weighting.

    As mentioned above, stock selection in the portfolio is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the portfolio’s overall profile. The Fund ended the reporting period with overweight exposure (relative to our style-specific benchmark) to the consumer discretionary, IT and energy sectors. The Fund had underweight exposure to the consumer staples, materials, industrials, financials, health care, telecommunication services and utilities sectors.

    With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco V.I. International Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clas Olsson Portfolio manager and chief investment officer of Invesco’s international growth investments team, is lead manager of Invesco V.I. International Growth Fund. He joined Invesco in 1994. Mr. Olsson became a commissioned officer at the Royal Swedish Naval Academy in 1988. He also earned a BBA from The University of Texas at Austin.

Brent Bates Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.

Shuxin (Steve) Cao Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Matthew Dennis Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 2000. Mr. Dennis earned a BA in economics from The University of Texas at Austin and an MS in finance from Texas A&M University.

Jason Holzer Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Mark Jason Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 2001. Mr. Jason earned a BS in business administration, with options in finance and real estate from California State University, Northridge.

Richard Nield Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. International
Growth Fund. He joined Invesco in 2000. Mr. Nield earned a Bachelor of Commerce degree in finance and international business from McGill University in Montreal.

Invesco V.I. International Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, MSCI via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    During the reporting period, the Fund has elected to use the Custom International Growth Index as its style-specific index rather than the MSCI EAFE

Growth Index because the new index is more aligned with the market allocations of the Fund and therefore a more appropriate benchmark by which to measure relative allocations and performance. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/5/93)	7.94%
10 Years	9.64
5 Years	14.37
1 Year	19.01

Series II Shares
Inception (9/19/01)	8.82%
10 Years	9.37
5 Years	14.09
1 Year	18.72

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.01% and 1.26%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. International Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Custom International Growth Index is an index comprised of the MSCI EAFE Growth Index through February 28, 2013, and the MSCI AC World Ex-US Growth Index thereafter.

    The Lipper VUF International Growth Funds Index is an unmanaged index considered representative of international growth variable insurance underlying funds tracked by Lipper.

Invesco V.I. International Growth Fund

    The MSCI AC World Ex-US Growth Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI EAFE® Growth Index is an unmanaged index considered representative of growth stocks of Europe, Austral-asia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

    The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. International Growth Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–93.98%
Australia–3.01%
Amcor Ltd.	2,278,842	$21,542,723
Brambles Ltd.	2,313,381	18,894,054
CSL Ltd.	196,315	12,114,003
Orora Ltd.(a)	156,393	161,932
		52,712,712

Belgium–1.55%
Anheuser–Busch InBev N.V.	253,875	27,071,146

Brazil–2.93%
Banco Bradesco S.A.–ADR	1,752,034	21,952,986
BM&FBovespa S.A.	6,247,200	29,251,104
		51,204,090

Canada–7.18%
Agrium Inc.	127,385	11,653,173
Canadian National Railway Co.	258,748	14,752,192
Cenovus Energy Inc.	511,419	14,636,733
CGI Group Inc.–Class A(a)	693,418	23,200,975
Encana Corp.	679,929	12,277,385
Fairfax Financial Holdings Ltd.	38,416	15,338,552
Suncor Energy, Inc.	961,881	33,722,885
		125,581,895

China–5.64%
Baidu, Inc.–ADR(a)	183,261	32,598,467
Belle International Holdings Ltd.	10,353,000	12,045,423
China Mobile Ltd.	1,088,500	11,330,898
CNOOC Ltd.	13,028,000	24,370,200
Industrial & Commercial Bank of China Ltd.–Class H	26,967,000	18,335,351
		98,680,339

Denmark–2.51%
Carlsberg AS–Class B	244,785	27,195,350
Novo Nordisk AS–Class B(a)	90,907	16,749,001
		43,944,351

France–4.51%
Publicis Groupe S.A.	353,910	32,490,531
Schneider Electric S.A.	226,033	19,840,673
Total S.A.	434,271	26,605,341
		78,936,545

Germany–9.55%
Adidas AG	194,835	24,832,522
Allianz S.E.	140,855	25,260,306
Deutsche Boerse AG	244,869	20,335,157
Deutsche Post AG	492,489	17,955,509
Deutsche Telekom AG	1,218,149	20,831,802
SAP AG	428,849	36,763,551

	Shares	Value
Germany–(continued)
Volkswagen AG–Preference Shares	75,338	$21,160,152
		167,138,999

Hong Kong–3.22%
Galaxy Entertainment Group Ltd.(a)	3,297,000	29,571,890
Hutchison Whampoa Ltd.	1,958,000	26,746,730
		56,318,620

Ireland–1.26%
Shire PLC	468,119	22,059,236

Israel–1.48%
Teva Pharmaceutical Industries Ltd.–ADR	647,106	25,936,009

Japan–4.92%
Denso Corp.	272,300	14,400,049
Fanuc Corp.	110,200	20,211,938
Keyence Corp.	39,300	16,833,520
Komatsu Ltd.	484,437	9,862,554
Toyota Motor Corp.	405,500	24,680,363
		85,988,424

Mexico–1.73%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	84,092	8,230,084
Grupo Televisa S.A.B.–ADR	730,300	22,098,878
		30,328,962

Netherlands–1.15%
Unilever N.V.	497,933	20,105,660

Singapore–2.43%
Keppel Corp. Ltd.	2,659,661	23,644,582
United Overseas Bank Ltd.	1,117,000	18,831,660
		42,476,242

South Korea–3.21%
Hyundai Mobis(a)	95,399	26,671,372
Samsung Electronics Co., Ltd.	22,389	29,417,019
		56,088,391

Spain–1.79%
Amadeus IT Holding S.A.–Class A	729,597	31,253,910

Sweden–3.83%
Investment AB Kinnevik–Class B	361,319	16,771,950
Investor AB–Class B	623,757	21,524,592
Swedbank AB–Class A	577,335	16,288,246
Telefonaktiebolaget LM Ericsson– Class B	1,015,341	12,434,599
		67,019,387

Switzerland–8.83%
ABB Ltd.	982,044	25,943,548
Julius Baer Group Ltd.	400,729	19,321,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

	Shares	Value
Switzerland–(continued)
Nestle S.A.	316,611	$23,240,461
Novartis AG	234,210	18,742,883
Roche Holding AG	125,856	35,277,595
Syngenta AG	53,292	21,242,956
UBS AG	560,188	10,671,163
		154,440,467

Taiwan–1.16%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	1,158,854	20,210,414

Turkey–0.76%
Akbank T.A.S.	4,264,051	13,373,051

United Kingdom–19.64%
Aberdeen Asset Management PLC	2,558,634	21,308,492
British American Tobacco PLC	636,189	34,113,269
British Sky Broadcasting Group PLC	2,195,535	30,686,202
Centrica PLC	2,856,913	16,449,854
Compass Group PLC	2,556,962	40,988,305
Imperial Tobacco Group PLC	601,561	23,346,750
Informa PLC	1,654,204	15,710,240
Kingfisher PLC	2,571,100	16,437,172

	Shares	Value
United Kingdom–(continued)
Next PLC	153,390	$13,843,754
Reed Elsevier PLC	3,254,673	48,513,638
Royal Dutch Shell PLC–Class B	703,605	26,479,269
Smith & Nephew PLC	1,485,006	21,173,453
WPP PLC	1,502,732	34,485,594
		343,535,992

United States–1.69%
Avago Technologies Ltd.	557,316	29,476,443
Total Common Stocks & Other Equity Interests (Cost $1,082,657,435)		1,643,881,285

Money Market Funds–5.75%
Liquid Assets Portfolio– Institutional Class(b)	50,329,768	50,329,768
Premier Portfolio– Institutional Class(b)	50,329,768	50,329,768
Total Money Market Funds (Cost $100,659,536)		100,659,536
TOTAL INVESTMENTS–99.73% (Cost $1,183,316,971)		1,744,540,821
OTHER ASSETS LESS LIABILITIES–0.27%		4,692,844
NET ASSETS–100.00%		$1,749,233,665

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $1,082,657,435)	$1,643,881,285
Investments in affiliated money market funds, at value and cost	100,659,536
Total investments, at value (Cost $1,183,316,971)	1,744,540,821
Foreign currencies, at value (Cost $1,345,221)	1,309,196
Receivable for:
Investments sold	2,630,679
Fund shares sold	1,676,137
Dividends	2,860,117
Investment for trustee deferred compensation and retirement plans	234,482
Other assets	190
Total assets	1,753,251,622

Liabilities:
Payable for:
Investments purchased	944,063
Fund shares reacquired	1,054,763
Accrued fees to affiliates	1,688,960
Accrued trustees’ and officers’ fees and benefits	1,624
Accrued other operating expenses	51,828
Trustee deferred compensation and retirement plans	276,719
Total liabilities	4,017,957
Net assets applicable to shares outstanding	$1,749,233,665

Net assets consist of:
Shares of beneficial interest	$1,357,052,259
Undistributed net investment income	15,206,100
Undistributed net realized gain (loss)	(184,314,113)
Net unrealized appreciation	561,289,419
$1,749,233,665

Net Assets:
Series I	$686,304,978
Series II	$1,062,928,687

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	19,431,059
Series II	30,472,596
Series I:
Net asset value per share	$35.32
Series II:
Net asset value per share	$34.88

Investment income:
Dividends (net of foreign withholding taxes of $2,980,587)	$37,036,466
Dividends from affiliated money market funds	85,653
Total investment income	37,122,119

Expenses:
Advisory fees	11,037,027
Administrative services fees	4,152,259
Custodian fees	453,852
Distribution fees — Series II	2,333,715
Transfer agent fees	74,654
Trustees’ and officers’ fees and benefits	94,002
Other	140,328
Total expenses	18,285,837
Less: Fees waived	(181,861)
Net expenses	18,103,976
Net investment income	19,018,143

Realized and unrealized gain from:
Net realized gain from:
Investment securities	56,317,132
Foreign currencies	22,180
56,339,312
Change in net unrealized appreciation of:
Investment securities	199,189,090
Foreign currencies	47,490
199,236,580
Net realized and unrealized gain	255,575,892
Net increase in net assets resulting from operations	$274,594,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. International Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$19,018,143	$14,401,419
Net realized gain	56,339,312	16,747,435
Change in net unrealized appreciation	199,236,580	153,873,774
Net increase in net assets resulting from operations	274,594,035	185,022,628

Distributions to shareholders from net investment income:
Series I	(7,786,744)	(8,556,390)
Series ll	(10,137,283)	(9,968,702)
Total distributions from net investment income	(17,924,027)	(18,525,092)

Share transactions–net:
Series l	(8,312,424)	(26,680,260)
Series ll	82,024,719	127,622,176
Net increase in net assets resulting from share transactions	73,712,295	100,941,916
Net increase in net assets	330,382,303	267,439,452

Net assets:
Beginning of year	1,418,851,362	1,151,411,910
End of year (includes undistributed net investment income of $15,206,100 and $13,999,707, respectively)	$1,749,233,665	$1,418,851,362

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. International Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco V.I. International Growth Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco V.I. International Growth Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Over $250 million	0.70%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.25% and Series II shares to 2.50% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $181,861.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $357,652 for accounting and fund administrative services and reimbursed $3,794,607 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Invesco V.I. International Growth Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $39,677,633 and from Level 2 to Level 1 of $294,095,067, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$19,055,986	$33,656,726	$—	$52,712,712
Belgium	—	27,071,146	—	27,071,146
Brazil	51,204,090	—	—	51,204,090
Canada	125,581,895	—	—	125,581,895
China	32,598,467	66,081,872	—	98,680,339
Denmark	—	43,944,351	—	43,944,351
France	26,605,341	52,331,204	—	78,936,545
Germany	146,803,842	20,335,157	—	167,138,999
Hong Kong	29,571,890	26,746,730	—	56,318,620
Ireland	—	22,059,236	—	22,059,236
Israel	25,936,009	—	—	25,936,009
Japan	—	85,988,424	—	85,988,424
Mexico	30,328,962	—	—	30,328,962
Netherlands	—	20,105,660	—	20,105,660
Singapore	—	42,476,242	—	42,476,242
South Korea	26,671,372	29,417,019	—	56,088,391
Spain	—	31,253,910	—	31,253,910
Sweden	—	67,019,387	—	67,019,387
Switzerland	—	154,440,467	—	154,440,467
Taiwan	20,210,414	—	—	20,210,414
Turkey	—	13,373,051	—	13,373,051
United Kingdom	172,965,077	170,570,915	—	343,535,992
United States	130,135,979	—	—	130,135,979
Total Investments	$837,669,324	$906,871,497	$—	$1,744,540,821

Invesco V.I. International Growth Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$17,924,027	$18,525,092

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$24,283,283
Net unrealized appreciation — investments	537,444,437
Net unrealized appreciation — other investments	65,569
Temporary book/tax differences	(261,472)
Capital loss carryforward	(169,350,411)
Shares of beneficial interest	1,357,052,259
Total net assets	$1,749,233,665

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $53,178,432 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$8,033,622	$—	$8,033,622
December 31, 2017	123,514,234	—	123,514,234
December 31, 2018	37,802,555	—	37,802,555
	$169,350,411	$—	$169,350,411

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 02, 2011, the date of reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco V.I. International Growth Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $429,955,568 and $338,162,870, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$555,419,920
Aggregate unrealized (depreciation) of investment securities	(17,975,483)
Net unrealized appreciation of investment securities	$537,444,437

Cost of investments for tax purposes is $1,207,096,384.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, Section 382 disallowed amounts and passive foreign investment company reclasses, on December 31, 2013, undistributed net investment income was increased by $112,277, shares of beneficial interest was decreased by $1,003,049 and undistributed net realized gain was increased by $890,772. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	3,847,472	$123,710,056	3,825,772	$108,462,127
Series II	5,793,394	183,196,471	7,868,132	219,142,823

Issued as reinvestment of dividends:
Series I	231,886	7,786,744	293,127	8,556,390
Series II	305,524	10,137,283	345,296	9,968,702

Reacquired:
Series I	(4,344,114)	(139,809,224)	(5,060,588)	(143,698,777)
Series II	(3,499,681)	(111,309,035)	(3,624,167)	(101,489,349)
Net increase in share activity	2,334,481	$73,712,295	3,647,572	$100,941,916

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 35% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. International Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$30.03	$0.44	$5.25	$5.69	$(0.40)	$35.32	19.01%	$686,305	1.01	%(d)	1.02	%(d)	1.37	%(d)	24%
Year ended 12/31/12	26.37	0.35	3.73	4.08	(0.42)	30.03	15.53	591,491	1.00		1.01		1.24		24
Year ended 12/31/11	28.69	0.50	(2.38)	(1.88)	(0.44)	26.37	(6.74)	544,143	1.02		1.03		1.75		26
Year ended 12/31/10	26.01	0.38	2.92	3.30	(0.62)	28.69	12.86	586,219	1.03		1.04		1.46		38
Year ended 12/31/09	19.49	0.32	6.55	6.87	(0.35)	26.01	35.24	556,883	1.02		1.04		1.47		27
Series II
Year ended 12/31/13	29.68	0.36	5.18	5.54	(0.34)	34.88	18.72	1,062,929	1.26	(d)	1.27	(d)	1.12	(d)	24
Year ended 12/31/12	26.08	0.28	3.69	3.97	(0.37)	29.68	15.26	827,361	1.25		1.26		0.99		24
Year ended 12/31/11	28.35	0.42	(2.36)	(1.94)	(0.33)	26.08	(6.99)	607,269	1.27		1.28		1.50		26
Year ended 12/31/10	25.63	0.31	2.89	3.20	(0.48)	28.35	12.61	569,610	1.28		1.29		1.21		38
Year ended 12/31/09	19.23	0.27	6.44	6.71	(0.31)	25.63	34.91	1,500,514	1.27		1.29		1.22		27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $23,376,285 and sold of $8,831,296 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen V.I. International Growth Equity Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $625,375 and $933,486 for Series I and Series II shares, respectively.

Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. International Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,171.40	$5.58	$1,020.06	$5.19	1.02%
Series II	1,000.00	1,169.80	6.95	1,018.80	6.46	1.27

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. International Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
Foreign Taxes	$0.0602	per share
Foreign Source Income	$0.8080	per share

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. International Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. International Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. International Growth Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Mid Cap Core Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMCCE-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

Invesco V.I. Mid Cap Core Equity Fund delivered positive, double-digit returns for the year ended December 31, 2013, but trailed its broad market and its style-specific benchmarks, the S&P 500 Index and the Russell Midcap Index, respectively. The Fund’s absolute return benefited from holdings in the industrials, information technology (IT) and health care sectors; however, the Fund’s IT holdings lagged its style-specific benchmark on a relative basis. Despite strong stock selection within the consumer discretionary sector, the Fund’s underweight allocation in the sector detracted from relative results. The Fund’s allocation to cash also tempered results for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	28.81%
Series II Shares	28.46
S&P 500 Index‚ (Broad Market Index)	32.39
Russell Midcap Index■ (Style-Specific Index)	34.76
Lipper VUF Mid-Cap Core Funds Index¿ (Peer Group Index)	33.83

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We seek to manage your Fund with the goal of achieving long-term returns exceeding those of passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak to peak. As Fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by striving to deliver a smoother, less volatile investor experience. The portfolio we construct is intended to provide attractive participation during positive-trending equity markets, but with a greater emphasis on comparative downside protection potential during more turbulent, down-trending equity markets. We position the Fund to act as a “conservative cornerstone” – a stable foundation for a well-diversified portfolio.

    The Fund’s portfolio is comprised of what we call “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.

    To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of the companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments for the Fund includes three phases: financial, business and valuation.

    Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both the financial and business analyses serve as a basis to construct valuation models that help us appraise a company’s intrinsic worth. Our valuation analysis employs three primary techniques: discounted cash flow, traditional valuation multiples and net asset value.

    We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals or a more compelling investments opportunity exists.

Market conditions and your Fund

The year ended December 31, 2013 was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news

Portfolio Composition
By sector
Information Technology	14.0%
Industrials	12.3
Financials	11.8
Consumer Discretionary	9.9
Energy	9.2
Health Care	8.3
Materials	7.8
Consumer Staples	4.3
Utilities	0.8
Money Market Funds Plus Other Assets Less Liabilities	21.6

Top 10 Equity Holdings*
1. Linear Technology Corp.	2.2%
2. Progressive Corp. (The)	2.2
3. Torchmark Corp.	2.0
4. Northern Trust Corp.	1.9
5. Xilinx, Inc.	1.8
6. Marsh & McLennan Cos., Inc.	1.7
7. Chicago Bridge & Iron Co. N.V.	1.7
8. Cameron International Corp.	1.7
9. Moody’s Corp.	1.6
10. NetApp, Inc.	1.6

Top Five Industries*
1. Industrial Machinery	5.0%
2. Semiconductors	4.1
3. Oil & Gas Equipment & Services	4.1
4. Property & Casualty Insurance	3.5
5. Oil & Gas Exploration & Production	3.2

Total Net Assets	$407.8 million

Total Number of Holdings*	69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Mid Cap Core Equity Fund

and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

    The Fund’s investments in the health care sector were among the largest contributors to returns. The top overall contributor was Endo Health Solutions, a specialty health care company focused on pain management. The company reported solid earnings in the fourth quarter, as cost-cutting efforts initiated earlier in the year started to show results. Shares of the company rose sharply following the November announcement of a merger between Endo and Paladin Labs (not a Fund holding), a specialty pharmaceutical firm based in Canada. The deal, which is scheduled to close in early 2014, was greeted favorably by investors, as it is expected to expand Endo’s product portfolio, provide tax savings and be accretive to earnings.

    Holdings within the consumer discretionary sector also performed well, and among these was Gamestop, a video game retailer. During the reporting period, the company’s shares rose amid speculation that it would benefit from the fourth-quarter release of next generation gaming consoles ‘Xbox One’ and ‘PlayStation 4’ from Microsoft and Sony (not Fund holdings), respectively. Gamestop stood to benefit from the sale of the gaming consoles, as well as the fact that both consoles have the ability to play used games, the core of Gamestop’s business. We trimmed our exposure to the stock, but still maintained a position at the end of the reporting period.

    The Fund’s largest detractor was Kinross Gold, a gold mining company. Nearly all mining stocks were hit hard by declining gold prices during the year, with many stocks in the industry touching multiyear lows. Predictably, Kinross’ revenues were negatively impacted, while operating costs trended higher. The company also faced issues related to its mining project in Ecuador due to stalled negotiations with the government in that country.

    Another detractor was F5 Networks, a company that provides products and services to manage Internet traffic. Macroeconomic softness and product transition have contributed to recent weakness in the stock, but we believe there is potential for reacceleration from a product refresh and competitive gains. Effectively and securely managing network traffic is an increasingly complex task. The firm’s products are very helpful in allowing users to simplify this task, while improving overall network effi-ciency and reducing expenditures on other equipment. We believe the company is well-positioned in the long term with good structural growth drivers, leading market share, good margins, good returns and execution over time.

    During the reporting period, we trimmed our exposure to the consumer staples and IT sectors and increased our exposure to the energy, industrials and consumer discretionary sectors. At the end of the reporting period, our largest overweights relative to the Russell Midcap Index were in the energy and materials sectors, and the largest underweights were in the consumer discretionary and financials sectors.

    Regardless of market conditions, our goal remains the same: to serve as a conservative cornerstone for your mid-cap investment allocation, seeking to provide upside participation with a measure of downside protection, so that over a full market cycle we deliver strong investment results with reduced risk relative to the benchmark.

    As always, thank you for your continued investment in Invesco V.I. Mid Cap Core Equity Fund.

Diversification does not eliminate the risk of loss.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ronald Sloan Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic core investments team, is lead manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 1998. Mr. Sloan earned a BS in business administration and an MBA from the University of Missouri.

Douglas Asiello Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2000. Mr. Asiello earned a BA in international relations and Spanish from Vanderbilt University. He also earned an MBA with a concentration in finance from the Wharton School and an MA in international management from the Joseph H. Lauder Institute of Management and International Studies, both of the University of Pennsylvania.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Core Equity Fund. He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Mid Cap Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (9/10/01)	8.00%
10 Years	7.81
5 Years	14.73
1 Year	28.81

Series II Shares
Inception (9/10/01)	7.74%
10 Years	7.54
5 Years	14.44
1 Year	28.46

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.05% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Core Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Mid Cap Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here,

and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Core Equity Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–78.38%
Asset Management & Custody Banks–1.85%
Northern Trust Corp.	122,049	$7,553,613

Auto Parts & Equipment–1.26%
Dana Holding Corp.	262,001	5,140,460

Brewers–1.46%
Molson Coors Brewing Co.–Class B	106,057	5,955,101

Communications Equipment–2.26%
F5 Networks, Inc.(b)	61,671	5,603,427
Riverbed Technology, Inc.(b)	199,635	3,609,401
		9,212,828

Computer & Electronics Retail–1.18%
GameStop Corp.–Class A	97,761	4,815,707

Computer Storage & Peripherals–1.62%
NetApp, Inc.	160,800	6,615,312

Construction & Engineering–2.52%
Chicago Bridge & Iron Co. N.V.	81,227	6,753,213
Foster Wheeler AG (Switzerland)(b)	106,777	3,525,776
		10,278,989

Construction & Farm Machinery & Heavy Trucks–1.99%
Joy Global Inc.	63,982	3,742,307
Terex Corp.	104,082	4,370,403
		8,112,710

Construction Materials–1.45%
CRH PLC (Ireland)	233,484	5,923,771

Consumer Electronics–0.68%
Harman International Industries, Inc.	34,054	2,787,320

Department Stores–1.05%
Macy’s, Inc.	80,121	4,278,461

Education Services–0.39%
Houghton Mifflin Harcourt Co.(b)	93,419	1,584,386

Electrical Components & Equipment–0.75%
Regal–Beloit Corp.	41,244	3,040,508

Electronic Components–1.47%
Amphenol Corp.–Class A	67,418	6,012,337

Environmental & Facilities Services–2.05%
Clean Harbors, Inc.(b)	63,329	3,797,207
Republic Services, Inc.	137,243	4,556,467
		8,353,674

Fertilizers & Agricultural Chemicals–1.08%
Mosaic Co. (The)	93,202	4,405,659

	Shares	Value
Footwear–1.21%
Wolverine World Wide, Inc.	145,127	$4,928,513

Gold–0.30%
Kinross Gold Corp. (Canada)	283,992	1,243,885

Health Care Distributors–2.15%
Cardinal Health, Inc.	78,176	5,222,939
Patterson Cos. Inc.	85,626	3,527,791
		8,750,730

Health Care Facilities–2.30%
Community Health Systems Inc.(b)	124,336	4,882,675
Tenet Healthcare Corp.(b)	106,277	4,476,387
		9,359,062

Homebuilding–0.81%
D.R. Horton, Inc.(b)	147,080	3,282,826

Hotels, Resorts & Cruise Lines–1.02%
Norwegian Cruise Line Holdings Ltd.(b)	117,253	4,158,964

Industrial Machinery–5.01%
ITT Corp.	40,646	1,764,849
Kennametal Inc.	104,948	5,464,642
Parker Hannifin Corp.	34,315	4,414,282
SPX Corp.	33,405	3,327,472
Stanley Black & Decker Inc.	67,829	5,473,122
		20,444,367

Insurance Brokers–1.72%
Marsh & McLennan Cos., Inc.	145,297	7,026,563

Internet Software & Services–0.46%
Equinix, Inc.(b)	10,636	1,887,358

Life & Health Insurance–1.96%
Torchmark Corp.	102,154	7,983,335

Life Sciences Tools & Services–1.31%
Agilent Technologies, Inc.	93,493	5,346,865

Marine–1.34%
Kirby Corp.(b)	55,181	5,476,714

Multi-Utilities–0.76%
CMS Energy Corp.	116,127	3,108,720

Oil & Gas Drilling–1.92%
Nabors Industries Ltd.	243,352	4,134,550
Rowan Cos. PLC–Class A(b)	104,238	3,685,856
		7,820,406

Oil & Gas Equipment & Services–4.06%
Cameron International Corp.(b)	112,953	6,724,092
Dresser-Rand Group, Inc.(b)	53,974	3,218,469
Weatherford International Ltd.(b)	425,932	6,597,687
		16,540,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

	Shares	Value
Oil & Gas Exploration & Production–3.21%
Concho Resources Inc.(b)	57,765	$6,238,620
Rosetta Resources, Inc.(b)	80,562	3,870,198
SM Energy Co.	35,936	2,986,641
		13,095,459

Packaged Foods & Meats–2.30%
Hain Celestial Group, Inc. (The)(b)	44,051	3,998,950
JM Smucker Co. (The)	51,757	5,363,060
		9,362,010

Paper Packaging–1.34%
Packaging Corp. of America	86,087	5,447,585

Pharmaceuticals–2.54%
Endo Health Solutions Inc.(b)	78,440	5,291,562
Shire PLC–ADR (Ireland)	35,816	5,060,443
		10,352,005

Property & Casualty Insurance–3.52%
Arch Capital Group Ltd.(b)	89,692	5,353,715
Progressive Corp. (The)	330,726	9,018,898
		14,372,613

Regional Banks–1.07%
First Republic Bank	83,493	4,370,859

Restaurants–1.01%
Brinker International, Inc.	88,623	4,106,790

Semiconductor Equipment–2.74%
KLA-Tencor Corp.	42,722	2,753,860
Lam Research Corp.(b)	68,487	3,729,117
Teradyne, Inc.(b)	266,621	4,697,862
		11,180,839

	Shares	Value
Semiconductors–4.13%
Hittite Microwave Corp.(b)	5,850	$361,121
Linear Technology Corp.	200,510	9,133,230
Xilinx, Inc.	159,559	7,326,949
		16,821,300

Soft Drinks–0.58%
Dr Pepper Snapple Group, Inc.	48,812	2,378,121

Specialized Finance–1.64%
Moody’s Corp.	85,062	6,674,815

Specialty Chemicals–2.92%
Albemarle Corp.	43,735	2,772,362
International Flavors & Fragrances Inc.	51,197	4,401,918
Sigma-Aldrich Corp.	50,505	4,747,975
		11,922,255

Steel–0.66%
Allegheny Technologies, Inc.	75,368	2,685,362

Systems Software–1.33%
Symantec Corp.	229,816	5,419,061
Total Common Stocks & Other Equity Interests (Cost $224,828,228)		319,618,466

Money Market Funds–21.71%
Liquid Assets Portfolio–Institutional Class(c)	44,256,891	44,256,891
Premier Portfolio– Institutional Class(c)	44,256,891	44,256,891
Total Money Market Funds (Cost $88,513,782)		88,513,782
TOTAL INVESTMENTS–100.09% (Cost $313,342,010)		408,132,248
OTHER ASSETS LESS LIABILITIES–(0.09)%		(362,403)
NET ASSETS–100.00%		$407,769,845

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $224,828,228)	$319,618,466
Investments in affiliated money market funds, at value and cost	88,513,782
Total investments, at value (Cost $313,342,010)	408,132,248
Receivable for:
Fund shares sold	163,835
Dividends	272,944
Investment for trustee deferred compensation and retirement plans	105,785
Total assets	408,674,812

Liabilities:
Payable for:
Fund shares reacquired	440,583
Accrued fees to affiliates	320,498
Accrued trustees’ and officers’ fees and benefits	1,250
Accrued other operating expenses	18,990
Trustee deferred compensation and retirement plans	123,646
Total liabilities	904,967
Net assets applicable to shares outstanding	$407,769,845

Net assets consist of:
Shares of beneficial interest	$269,464,646
Undistributed net investment income	(24,268)
Undistributed net realized gain	43,539,229
Net unrealized appreciation	94,790,238
$407,769,845

Net Assets:
Series I	$290,550,398
Series II	$117,219,447

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	19,203,876
Series II	7,840,069
Series I:
Net asset value per share	$15.13
Series II:
Net asset value per share	$14.95

Investment income:
Dividends (net of foreign withholding taxes of $5,845)	$4,266,020
Dividends from affiliated money market funds	49,802
Total investment income	4,315,822

Expenses:
Advisory fees	2,854,505
Administrative services fees	1,075,496
Custodian fees	9,981
Distribution fees — Series II	249,496
Transfer agent fees	32,915
Trustees’ and officers’ fees and benefits	41,833
Other	70,257
Total expenses	4,334,483
Less: Fees waived	(104,346)
Net expenses	4,230,137
Net investment income	85,685

Realized and unrealized gain from:
Net realized gain from:
Investment securities	44,561,208
Foreign currencies	123
44,561,331
Change in net unrealized appreciation of:
Investment securities	54,390,969
Foreign currencies	2
54,390,971
Net realized and unrealized gain	98,952,302
Net increase in net assets resulting from operations	$99,037,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$85,685	$2,522,474
Net realized gain	44,561,331	29,185,757
Change in net unrealized appreciation	54,390,971	9,094,762
Net increase in net assets resulting from operations	99,037,987	40,802,993

Distributions to shareholders from net investment income:
Series I	(2,003,552)	(192,445)
Series ll	(528,944)	—
Total distributions from net investment income	(2,532,496)	(192,445)

Distributions to shareholders from net realized gains:
Series l	(20,224,718)	(2,501,779)
Series ll	(7,352,936)	(715,819)
Total distributions from net realized gains	(27,577,654)	(3,217,598)

Share transactions–net:
Series l	(47,972,492)	(65,952,656)
Series ll	9,558,731	18,517,470
Net increase (decrease) in net assets resulting from share transactions	(38,413,761)	(47,435,186)
Net increase (decrease) in net assets	30,514,076	(10,042,236)

Net assets:
Beginning of year	377,255,769	387,298,005
End of year (includes undistributed net investment income of $(24,268) and $2,422,420, respectively)	$407,769,845	$377,255,769

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Core Equity Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

Invesco V.I. Mid Cap Core Equity Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.70%
Next $500 million	0.675%
Over $1.5 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

Invesco V.I. Mid Cap Core Equity Fund

For the year ended December 31, 2013, the Adviser waived advisory fees of $104,346.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $95,557 for accounting and fund administrative services and reimbursed $979,939 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $3,753 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$402,208,477	$5,923,771	$—	$408,132,248

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$7,351,491	$192,445
Long-term capital gain	22,758,659	3,217,598
Total distributions	$30,110,150	$3,410,043

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$12,118,006
Undistributed long-term gain	31,929,619
Net unrealized appreciation — investments	94,373,631
Temporary book/tax differences	(116,057)
Shares of beneficial interest	269,464,646
Total net assets	$407,769,845

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $108,431,079 and $196,694,202, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$98,610,306
Aggregate unrealized (depreciation) of investment securities	(4,236,675)
Net unrealized appreciation of investment securities	$94,373,631

Cost of investments for tax purposes is $313,758,617.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2013, undistributed net investment income was increased by $123 and undistributed net realized gain was decreased by $123. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Mid Cap Core Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	991,645	$14,071,664	1,583,675	$19,472,516
Series II	2,245,959	32,080,534	3,461,169	42,291,036

Issued as reinvestment of dividends:
Series I	1,553,338	22,228,269	217,627	2,694,224
Series II	557,023	7,881,880	58,386	715,819

Reacquired:
Series I	(5,884,978)	(84,272,425)	(7,110,775)	(88,119,396)
Series II	(2,167,628)	(30,403,683)	(2,000,498)	(24,489,385)
Net increase (decrease) in share activity	(2,704,641)	$(38,413,761)	(3,790,416)	$(47,435,186)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$12.71	$0.01	$3.59	$3.60	$(0.11)	$(1.07)	$(1.18)	$15.13	28.81%	$290,550	1.01	%(d)	1.04	%(d)	0.09	%(d)	34%
Year ended 12/31/12	11.56	0.09	1.18	1.27	(0.01)	(0.11)	(0.12)	12.71	10.96	286,607	1.02		1.05		0.69		59
Year ended 12/31/11	12.39	0.01	(0.80)	(0.79)	(0.04)	—	(0.04)	11.56	(6.38)	322,102	1.01		1.03		0.08		57
Year ended 12/31/10	10.92	0.03	1.50	1.53	(0.06)	—	(0.06)	12.39	14.11	411,812	1.01		1.03		0.27		61
Year ended 12/31/09	8.59	0.06	2.53	2.59	(0.13)	(0.13)	(0.26)	10.92	30.21	432,233	1.02		1.04		0.60		41
Series II
Year ended 12/31/13	12.58	(0.02)	3.54	3.52	(0.08)	(1.07)	(1.15)	14.95	28.46	117,219	1.26	(d)	1.29	(d)	(0.16	)(d)	34
Year ended 12/31/12	11.47	0.06	1.16	1.22	—	(0.11)	(0.11)	12.58	10.62	90,648	1.27		1.30		0.44		59
Year ended 12/31/11	12.28	(0.02)	(0.78)	(0.80)	(0.01)	—	(0.01)	11.47	(6.50)	65,196	1.26		1.28		(0.17)		57
Year ended 12/31/10	10.83	0.00	1.49	1.49	(0.04)	—	(0.04)	12.28	13.78	61,587	1.26		1.28		0.02		61
Year ended 12/31/09	8.52	0.03	2.51	2.54	(0.10)	(0.13)	(0.23)	10.83	29.85	56,129	1.27		1.29		0.35		41

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $293,926 and $99,798 for Series I and Series II shares, respectively.

Invesco V.I. Mid Cap Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Mid Cap Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,140.90	$5.45	$1,020.11	$5.14	1.01%
Series II	1,000.00	1,138.90	6.79	1,018.85	6.41	1.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$22,758,659
Corporate Dividends Received Deduction*	78.68%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Mid Cap Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Core Equity Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Mid Cap Growth Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIMCG-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Mid Cap Growth Fund had solid positive returns and outperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	37.01%
Series II Shares	36.60
S&P 500 Index‚ (Broad Market Index)	32.39
Russell Midcap Growth Index■ (Style-Specific Index)	35.74
Lipper VUF Mid-Cap Growth Funds Index¿ (Peer Group Index)	36.02

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

    Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals and attractive valuation relative to growth and earnings expectations.

    To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

    Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct comprehensive, bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company, the industry in which it operates, the stage of the business cycle and other factors that best reflect the company’s value.

    Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in a company’s fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

Portfolio Composition
By sector
Consumer Discretionary	25.2%
Industrials	20.6
Information Technology	16.3
Health Care	11.0
Financials	8.2
Materials	5.5
Energy	5.4
Consumer Staples	5.2
Telecommunication Services	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*
1. Affiliated Managers Group, Inc.	2.4%
2. PPG Industries, Inc.	2.3
3. AMETEK, Inc.	2.1
4. Alliance Data Systems Corp.	1.9
5. Wynn Resorts Ltd.	1.9
6. Amphenol Corp.-Class A	1.9
7. Flowserve Corp.	1.9
8. SBA Communications Corp.- Class A	1.8
9. Foster Wheeler AG	1.8
10. Dick’s Sporting Goods, Inc.	1.7

Top Five Industries*
1. Application Software	4.2%
2. Pharmaceuticals	3.9
3. Biotechnology	3.9
4. Apparel, Accessories & Luxury Goods	3.6
5. Specialty Stores	3.2

Total Net Assets	$287.8 million

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Mid Cap Growth Fund

    In this environment, the Fund had strong positive returns and outperformed its style-specific benchmark during the year. Strong performance, especially in the consumer discretionary, financials and energy sectors, was driven primarily by positive stock selection and only partially offset by underperformance in the information technology and telecommunication services sectors.

    The Fund outperformed by the widest margin in the consumer discretionary sector. The largest contributor for the year was Tesla Motors which appreciated more than 300%. The company repeatedly reported strong quarterly results and the car itself received accolades for its crash-test safety rankings and innovative design. We trimmed our position multiple times during the stock’s rise, in order to lock in gains and to manage our risk. Wynn Resorts and Under Armour were also very strong performers during the year.

    The Fund also outperformed in the financials sector due to strong stock selection. Within the sector, Discover Financial Services benefited from a strong cycle in the credit card business. Asset management firm Affiliated Managers Group was another contributor to performance as its revenues rose along with the market’s strong performance.

    The information technology sector underperformed. The macro-environment for enterprise software spending and for telecommunications equipment expenditures was weak in 2013. F5 Networks, Citrix and Rackspace were significant detractors that suffered from reduced capital expenditures and visibility to their future revenues. We sold our holdings in each of these companies during the year.

    The portfolio also lagged the style-specific index in the telecommunication services sector. NII Holdings is building out networks in Central and South America and rationalizing its business model. However the company had execution issues and the sale of certain assets was delayed so we sold the stock during the reporting period.

    We thank you for your commitment to Invesco V.I. Mid Cap Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Mid Cap Growth Fund. He joined Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

Invesco V.I. Mid Cap Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
10 Years	8.76%
5 Years	22.56
1 Year	37.01

Series II Shares
Inception (9/25/00)	-0.05%
10 Years	8.70
5 Years	22.43
1 Year	36.60

Effective June 1, 2010, Class II shares of the predecessor fund, Van Kampen Life Investment Trust Mid Cap Growth Portfolio, advised by Van Kampen Asset Management were reorganized into Series II shares of Invesco Van Kampen V.I. Mid Cap Growth Fund (renamed Invesco V.I. Mid Cap Growth Fund on April 29, 2013). Returns shown above for Series II shares are blended returns of the predecessor fund and Invesco V.I. Mid Cap Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Series I shares incepted on June 1, 2010. Series I share performance shown prior to that date is that of the predecessor fund’s Class II shares and includes the 12b-1 fees applicable to the predecessor fund’s Class II shares.

Class II share performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class II shares is September 25, 2000.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.09% and 1.34%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.12% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Mid Cap Growth Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2014. See current prospectus for more information.

Invesco V.I. Mid Cap Growth Fund

Invesco V.I. Mid Cap Growth Fund’s investment objective is to seek capital growth.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Mid Cap Growth Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.22%
Aerospace & Defense–1.52%
B/E Aerospace, Inc.(b)	50,279	$4,375,781

Airlines–0.56%
Alaska Air Group, Inc.	22,089	1,620,670

Apparel Retail–1.29%
Ross Stores, Inc.	49,587	3,715,554

Apparel, Accessories & Luxury Goods–3.57%
Michael Kors Holdings Ltd.(b)	46,799	3,799,611
PVH Corp.	26,262	3,572,157
Under Armour, Inc.–Class A(b)	33,105	2,890,067
		10,261,835

Application Software–4.19%
Aspen Technology, Inc.(b)	102,799	4,296,998
Cadence Design Systems, Inc.(b)	267,151	3,745,457
Salesforce.com, Inc.(b)	72,642	4,009,112
		12,051,567

Asset Management & Custody Banks–2.40%
Affiliated Managers Group, Inc.(b)	31,835	6,904,375

Automobile Manufacturers–0.76%
Tesla Motors, Inc.(b)	14,624	2,199,157

Automotive Retail–1.53%
O’Reilly Automotive, Inc.(b)	34,227	4,405,357

Biotechnology–3.88%
Alexion Pharmaceuticals, Inc.(b)	33,762	4,492,372
BioMarin Pharmaceutical Inc.(b)	49,470	3,476,257
Medivation Inc.(b)	50,238	3,206,189
		11,174,818

Broadcasting–1.58%
Discovery Communications, Inc.–Class A(b)	50,391	4,556,354

Building Products–2.83%
A.O. Smith Corp.	70,280	3,790,903
Lennox International Inc.	51,099	4,346,481
		8,137,384

Casinos & Gaming–1.90%
Wynn Resorts Ltd.	28,098	5,456,913

Commodity Chemicals–0.99%
LyondellBasell Industries N.V.–Class A	35,583	2,856,603

Computer & Electronics Retail–1.65%
Best Buy Co., Inc.	118,917	4,742,410

Computer Hardware–0.85%
Stratasys Ltd.(b)	18,107	2,439,013

	Shares	Value
Construction & Engineering–3.18%
Foster Wheeler AG (Switzerland)(b)	153,104	$5,055,494
MasTec Inc.(b)	125,062	4,092,029
		9,147,523

Construction & Farm Machinery & Heavy Trucks–0.63%
Cummins Inc.	12,775	1,800,892

Consumer Electronics–1.66%
Harman International Industries, Inc.	58,508	4,788,880

Consumer Finance–1.60%
Discover Financial Services	82,358	4,607,930

Data Processing & Outsourced Services–2.99%
Alliance Data Systems Corp.(b)	20,929	5,502,862
Vanitv, Inc.–Class A(b)	95,211	3,104,831
		8,607,693

Distillers & Vintners–1.41%
Constellation Brands, Inc.–Class A(b)	57,732	4,063,178

Diversified Support Services–0.81%
KAR Auction Services Inc.	78,802	2,328,599

Electrical Components & Equipment–2.06%
AMETEK, Inc.	112,576	5,929,378

Electronic Components–1.86%
Amphenol Corp.–Class A	60,176	5,366,496

Environmental & Facilities Services–1.01%
Waste Connections, Inc.	66,604	2,905,933

Food Retail–1.71%
Sprouts Farmers Market, Inc.(b)	50,121	1,926,150
Whole Foods Market, Inc.	51,980	3,006,003
		4,932,153

Health Care Equipment–0.43%
Thoratec Corp.(b)	33,576	1,228,882

Health Care Facilities–1.43%
Universal Health Services, Inc.–Class B	50,477	4,101,761

Health Care Services–1.34%
Omnicare, Inc.	63,934	3,859,056

Homefurnishing Retail–1.09%
Restoration Hardware Holdings Inc.(b)	46,798	3,149,505

Household Appliances–1.11%
Whirlpool Corp.	20,298	3,183,944

Household Products–0.99%
Church & Dwight Co., Inc.	42,784	2,835,724

Housewares & Specialties–1.53%
Jarden Corp.(b)	71,856	4,408,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

	Shares	Value
Human Resource & Employment Services–1.05%
Towers Watson & Co.–Class A	23,745	$3,030,099

Industrial Conglomerates–1.21%
Carlisle Cos. Inc.	44,030	3,495,982

Industrial Machinery–3.10%
Flowserve Corp.	67,344	5,308,728
Pentair Ltd.	46,442	3,607,150
		8,915,878

Internet Retail–0.59%
Netflix Inc.(b)	4,633	1,705,732

Internet Software & Services–1.19%
LinkedIn Corp.–Class A(b)	15,824	3,431,118

IT Consulting & Other Services–1.14%
Gartner, Inc.(b)	46,017	3,269,508

Leisure Products–1.39%
Brunswick Corp.	86,848	4,000,219

Movies & Entertainment–1.55%
Cinemark Holdings, Inc.	133,924	4,463,687

Oil & Gas Equipment & Services–1.61%
Baker Hughes Inc.	47,539	2,627,005
Dresser-Rand Group, Inc.(b)	33,462	1,995,339
		4,622,344

Oil & Gas Exploration & Production–2.43%
EQT Corp.	34,291	3,078,646
Gulfport Energy Corp.(b)	62,163	3,925,593
		7,004,239

Oil & Gas Refining & Marketing–1.35%
Marathon Petroleum Corp.	42,499	3,898,433

Packaged Foods & Meats–1.12%
Mead Johnson Nutrition Co.	38,569	3,230,539

Paper Packaging–1.16%
Sealed Air Corp.	98,362	3,349,226

Pharmaceuticals–3.94%
Actavis PLC(b)	25,176	4,229,568
Mallinckrodt PLC(b)	69,448	3,629,353
Shire PLC–ADR (Ireland)	24,574	3,472,060
		11,330,981

Railroads–1.40%
Kansas City Southern	32,622	4,039,582

	Shares	Value
Regional Banks–1.29%
First Republic Bank	70,774	$3,705,019

Research & Consulting Services–1.54%
Verisk Analytics, Inc.–Class A(b)	67,274	4,421,247

Restaurants–0.78%
Panera Bread Co.–Class A(b)	12,625	2,230,711

Semiconductor Equipment–0.76%
Applied Materials, Inc.	123,234	2,180,009

Semiconductors–1.64%
NXP Semiconductors N.V. (Netherlands)(b)	102,479	4,706,860

Specialized Finance–1.37%
IntercontinentalExchange Group, Inc.	17,593	3,957,018

Specialty Chemicals–2.34%
PPG Industries, Inc.	35,438	6,721,171

Specialty Stores–3.19%
Dick’s Sporting Goods, Inc.	84,828	4,928,507
Tractor Supply Co.	54,711	4,244,479
		9,172,986

Steel–1.00%
Nucor Corp.	54,057	2,885,563

Systems Software–1.72%
Infoblox, Inc.(b)	65,326	2,157,065
ServiceNow, Inc.(b)	49,746	2,786,273
		4,943,338

Trucking–1.20%
J.B. Hunt Transport Services, Inc.	44,825	3,464,973

Wireless Telecommunication Services–1.82%
SBA Communications Corp.–Class A(b)	58,180	5,226,891
Total Common Stocks & Other Equity Interests (Cost $195,311,689)		285,547,037

Money Market Funds–0.53%
Liquid Assets Portfolio–Institutional Class(c)	760,733	760,733
Premier Portfolio–Institutional Class(c)	760,733	760,733
Total Money Market Funds (Cost $1,521,466)		1,521,466
TOTAL INVESTMENTS–99.75% (Cost $196,833,155)		287,068,503
OTHER ASSETS LESS LIABILITIES–0.25%		727,748
NET ASSETS–100.00%		$287,796,251

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $195,311,689)	$285,547,037
Investments in affiliated money market funds, at value and cost	1,521,466
Total investments, at value (Cost $196,833,155)	287,068,503
Receivable for:
Investments sold	1,203,891
Fund shares sold	79,315
Dividends	97,417
Investment for trustee deferred compensation and retirement plans	116,250
Other assets	83,565
Total assets	288,648,941

Liabilities:
Payable for:
Investments purchased	221,753
Fund shares reacquired	209,640
Accrued fees to affiliates	272,224
Accrued trustees’ and officers’ fees and benefits	991
Accrued other operating expenses	19,639
Trustee deferred compensation and retirement plans	128,443
Total liabilities	852,690
Net assets applicable to shares outstanding	$287,796,251

Net assets consist of:
Shares of beneficial interest	$216,837,962
Undistributed net investment income (loss)	(115,576)
Undistributed net realized gain (loss)	(19,161,483)
Net unrealized appreciation	90,235,348
$287,796,251

Net Assets:
Series I	$115,318,519
Series II	$172,477,732

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	21,551,237
Series II	32,354,722
Series I:
Net asset value per share	$5.35
Series II:
Net asset value per share	$5.33

Investment income:
Dividends (net of foreign withholding taxes of $4,245)	$1,686,586
Dividends from affiliated money market funds (includes securities lending income of $26,013)	28,970
Total investment income	1,715,556

Expenses:
Advisory fees	1,926,764
Administrative services fees	679,455
Custodian fees	14,371
Distribution fees — Series II	393,356
Transfer agent fees	47,550
Trustees’ and officers’ fees and benefits	34,814
Other	66,593
Total expenses	3,162,903
Less: Fees waived	(6,517)
Net expenses	3,156,386
Net investment income (loss)	(1,440,830)

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $39,237)	33,231,788
Foreign currencies	(29)
33,231,759
Change in net unrealized appreciation of:
Investment securities	48,244,850
Foreign currencies	11
48,244,861
Net realized and unrealized gain	81,476,620
Net increase in net assets resulting from operations	$80,035,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Mid Cap Growth Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(1,440,830)	$688,401
Net realized gain (loss)	33,231,759	(4,820,673)
Change in net unrealized appreciation	48,244,861	7,527,957
Net increase in net assets resulting from operations	80,035,790	3,395,685

Distributions to shareholders from net investment income:
Series I	(407,098)	—
Series ll	(340,975)	—
Total distributions from net investment income	(748,073)	—

Distributions to shareholders from net realized gains:
Series l	—	(29,188)
Series ll	—	(3,373,477)
Total distributions from net realized gains	—	(3,402,665)

Share transactions–net:
Series l	(3,506,135)	90,879,821
Series ll	(19,663,937)	75,715,072
Net increase (decrease) in net assets resulting from share transactions	(23,170,072)	166,594,893
Net increase in net assets	56,117,645	166,587,913

Net assets:
Beginning of year	231,678,606	65,090,693
End of year (includes undistributed net investment income (loss) of $(115,576) and $632,366, respectively)	$287,796,251	$231,678,606

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to seek capital growth.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Mid Cap Growth Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related

Invesco V.I. Mid Cap Growth Fund

to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Over $1 billion	0.65%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.09% and Series II shares to 1.34% of average daily net assets. In determining the Adviser’s obligation to waive

Invesco V.I. Mid Cap Growth Fund

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $6,517.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $64,087 for accounting and fund administrative services and reimbursed $615,368 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $2,311 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $143,678 and securities sales of $575,635, which resulted in net realized gains of $39,237.

Invesco V.I. Mid Cap Growth Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$748,073	$4,874
Long-term capital gain	—	3,397,791
Total distributions	$748,073	$3,402,665

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$89,996,505
Temporary book/tax differences	(115,576)
Capital loss carryforward	(18,922,640)
Shares of beneficial interest	216,837,962
Total net assets	$287,796,251

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $33,306,696 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2015	$6,354,721	$—	$6,354,721
December 31, 2016	12,567,919	—	12,567,919
	$18,922,640	$—	$18,922,640

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 30, 2012, the date of reorganization of Invesco V.I. Capital Development Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

Invesco V.I. Mid Cap Growth Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $192,567,328 and $215,177,476, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$90,844,230
Aggregate unrealized (depreciation) of investment securities	(847,725)
Net unrealized appreciation of investment securities	$89,996,505

Cost of investments for tax purposes is $197,071,998.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and limitations on use of capital losses, on December 31, 2013, undistributed net investment income (loss) was increased by $1,440,961, undistributed net realized gain (loss) was increased by $935,583 and shares of beneficial interest was decreased by $2,376,544. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	4,453,038	$21,048,421	2,853,873	$11,082,336
Series II	3,279,959	15,349,740	3,697,327	13,808,375

Issued as reinvestment of dividends:
Series I	82,576	407,098	7,350	28,592
Series II	69,304	340,975	867,246	3,373,473

Issued in connection with acquisitions(b):
Series I	—	—	27,656,004	110,336,990
Series II	—	—	20,315,173	80,877,943

Reacquired:
Series I	(5,431,033)	(24,961,654)	(8,073,601)	(30,568,097)
Series II	(7,695,456)	(35,354,652)	(5,855,175)	(22,344,719)
Net increase (decrease) in share activity	(5,241,612)	$(23,170,072)	41,468,197	$166,594,893

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on April 30, 2012, the Fund acquired all the net assets of Invesco V.I. Capital Development Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 30, 2011 and by the shareholders of the Target Fund on April 2, 2012. The acquisition was accomplished by a tax-free exchange of 47,971,177 shares of the Fund for 13,665,309 shares outstanding of the Target Fund as of the close of business on April 29, 2011. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 27, 2012. The Target Fund’s net assets as of the close of business on April 27, 2012 of $191,214,933, including $31,284,430 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $71,573,743 and $262,788,676 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2012, assuming the reorganization had been completed on January 1, 2012, the beginning of the annual reporting period are as follows:

Net investment income	$333,780
Net realized/unrealized gains	27,965,531
Change in net assets resulting from operations	$28,299,311

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since April 30, 2012.

Invesco V.I. Mid Cap Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$3.92	$(0.02)		$1.47	$1.45	$(0.02)	$—	$(0.02)	$5.35	37.01%	$115,319	1.08	%(e)	1.08	%(e)	(0.41	)%(e)	76%
Year ended 12/31/12	3.69	0.02	(d)	0.41	0.43	—	(0.20)	(0.20)	3.92	11.60	88,091	1.06		1.12		0.54	(d)	92
Year ended 12/31/11	4.05	(0.01)		(0.35)	(0.36)	—	—	—	3.69	(8.89)	11	1.00		1.14		(0.36)		137
Year ended 12/31/10(f)	3.30	(0.00	)(g)	0.75	0.75	—	—	—	4.05	22.73	12	1.01	(h)	1.12	(h)	(0.18	)(h)	105
Series II
Year ended 12/31/13	3.91	(0.03)		1.46	1.43	(0.01)	—	(0.01)	5.33	36.60	172,478	1.33	(e)	1.33	(e)	(0.66	)(e)	76
Year ended 12/31/12	3.68	0.01	(d)	0.42	0.43	—	(0.20)	(0.20)	3.91	11.63	143,588	1.31		1.37		0.29	(d)	92
Year ended 12/31/11	4.06	(0.02)		(0.36)	(0.38)	—	—	—	3.68	(9.36)	65,080	1.25		1.39		(0.61)		137
Year ended 12/31/10	3.19	(0.02)		0.89	0.87	—	—	—	4.06	27.27	79,461	1.26		1.37		(0.53)		105
Year ended 12/31/09	2.04	(0.01)		1.16	1.15	—	—	—	3.19	56.37	45,451	1.26		1.52		(0.36)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending December 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $158,450,343 and sold of $99,449,268 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco V.I. Capital Development Fund into the Fund.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include special cash dividends received of $3.92 per share owned of Aveta Inc. on August 16, 2012. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.01 and 0.28% and $0.00 and 0.03% for Series I and Series II shares, respectively.
(e)	Ratios are based on average daily net assets (000’s omitted) of $99,559 and $157,342 for Series I and Series II shares, respectively.
(f)	Commencement date of June 1, 2010.
(g)	Amount is less than $0.01 per share.
(h)	Annualized.

Invesco V.I. Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Mid Cap Growth Fund (formerly known as Invesco Van Kampen V.I. Mid Cap Growth Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 19, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Mid Cap Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,215.10	$6.03	$1,019.76	$5.50	1.08%
Series II	1,000.00	1,213.90	7.42	1,018.50	6.77	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Mid Cap Growth Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	98.59%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Mid Cap Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Mid Cap Growth Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Money Market Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VIMKT-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion

Fund information

This annual report on Invesco V.I. Money Market Fund covers the year ended December 31, 2013.

    As of December 31, 2013, the Fund had 120 holdings and its net assets totaled $438.3 million. As of the same date, the Fund’s weighted average maturity was 38 days and the Fund’s weighted average life was 49 days.

Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

    Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

How we invest

The Fund invests only in high-quality US dollar-denominated short-term fixed-income obligations. During the year covered by this report, as always, your Fund focused on three objectives:

■	Safety of principal.
■	Liquidity.
■	The highest possible yield consistent with safety of principal.

Market conditions affecting money market funds

The year ended December 31, 2013, was characterized by steady improvement in the US economy and market environment, which continued to be shaped by monetary and fiscal policies. Gross domestic product (GDP), the broadest measure of overall US economic activity, continued to expand in 2013, hitting an annualized rate of 4.1%1 in the third quarter, its highest level since late 2011. At the same time, the labor market continued to improve and inflation remained subdued. The unemployment rate fell to 6.7%2 in December 2013, its lowest monthly rate since October 2008.

    As the reporting period began, there was considerable uncertainty about the inability of Congress and the White House to reach an agreement over tax and spending proposals – and widespread concern that a failure to reach an agreement could hurt the US economy. A last-minute compromise in the form of the American Taxpayer Relief Act, which was passed on January 2, 2013, helped avoid the “fiscal cliff” and allowed for across-the-board spending cuts, called sequestration, to be implemented. This concern resulted in strong inflows into money market funds, particularly into government/Treasury funds.

    Fiscal policy remained a concern throughout the reporting period; a political standoff over raising the US debt limit culminated in a 16-day federal government shutdown in October. A last-minute compromise reached on October 17 helped stave off the risk of default but failed to address fundamental spending and tax issues, including entitlements. As a result of the uncertainty in the run-up to the deadline, government/Treasury money market funds, which invest in short-dated government securities such as Treasury bills, recorded their largest one-week decline in assets since August 2011, but recovered immediately after a compromise was reached.

    Throughout 2013, the US Federal Reserve (the Fed) continued its aggressive monetary stimulus policies, including $40 billion in mortgage-backed securities and $45 billion in longer term Treasury securities it purchased each month as part of the third round of quantitative easing (QE).3 The Fed also maintained its target policy rate in a range of between zero and 0.25%, committing to keep interest rates exceptionally low as long as unemployment remains above 6.5%, while keeping inflation below 2.5%.3 In the spring, the Fed announced that it was considering tapering, or slowing down, its asset purchases. As a result of the announcement, capital markets declined in the US and in emerging markets. This sell-off was brief but broad. While markets stabilized in midsummer, throughout the second half of the year they continued to be dominated by concerns regarding the timing and scope of possible tapering. Finally, in December, the Fed put an end to the speculation, officially announcing that it would begin reducing the scope of QE in early 2014. Given the Fed’s commitment to accommodative monetary policy, money market funds continued to operate in an ultra-low interest rate environment.

    In an evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.

    Thank you for investing with us.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Team managed by Invesco Advisers, Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund.

Portfolio Composition by Maturity
In days, as of 12/31/13
1 – 7	38.0%
8 – 30	9.5
31 – 60	18.1
61 – 90	11.9
91 – 180	20.1
181+	2.4

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

Invesco V.I. Money Market Fund

Invesco V.I. Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.

    Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.

    Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

    Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

    Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations; decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Industry focus risk. To the extent a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

    Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

    Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a fund may not be able to pay redemption proceeds within an allowable amount of time.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

    Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, additional government regulation, including by the SEC, could impact the way the Fund is managed and possibly negatively impacting its return.

    Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

    Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

    Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

    US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

    Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

Invesco V.I. Money Market Fund

Schedule of Investments

December 31, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–52.56%(a)
Asset-Backed Securities–Consumer Receivables–5.04%
Barton Capital, LLC(b)(c)	0.19%	03/18/14	$5,000	$5,000,000
Old Line Funding, LLC(b)	0.17%	04/14/14	800	799,611
Old Line Funding, LLC(b)(c)	0.12%	06/12/14	1,200	1,200,000
Old Line Funding, LLC(b)	0.17%	03/18/14	800	799,713
Old Line Funding, LLC(b)(c)	0.23%	04/11/14	3,100	3,100,000
Salisbury Receivables Co. LLC(b)	0.16%	02/05/14	2,500	2,499,611
Salisbury Receivables Co. LLC(b)	0.18%	01/06/14	800	799,980
Sheffield Receivables Corp.(b)	0.18%	01/06/14	600	599,985
Sheffield Receivables Corp.(b)	0.18%	03/14/14	3,000	2,998,920
Thunder Bay Funding, LLC(b)(c)	0.23%	04/04/14	3,000	3,000,000
Thunder Bay Funding, LLC(b)(c)	0.23%	04/09/14	1,300	1,300,000
				22,097,820

Asset-Backed Securities–Fully Supported–0.87%
Kells Funding LLC (CEP-FMS Wertmanagement)(b)(d)	0.20%	06/09/14	1,400	1,398,763
Kells Funding LLC (CEP-FMS Wertmanagement)(b)(d)	0.21%	05/15/14	1,600	1,598,749
Kells Funding LLC (CEP-FMS Wertmanagement)(b)(d)	0.21%	05/15/14	800	799,375
				3,796,887

Asset-Backed Securities–Fully Supported Bank–5.00%
Alpine Securitization Corp. (CEP-Credit Suisse AG)(b)(c)(d)	0.19%	02/07/14	1,100	1,100,000
Cancara Asset Securitisation, LLC (CEP-Lloyds Bank PLC)(b)(d)	0.18%	01/03/14	7,000	6,999,930
Crown Point Capital Co., LLC, Series A (Multi-CEP’s-Guggenheim Treasury Services, LLC)(b)(d)	0.21%	01/15/14	5,000	4,999,592
Crown Point Capital Co., LLC, Series A (Multi-CEP’s-Guggenheim Treasury Services, LLC)(b)(d)	0.21%	01/16/14	1,800	1,799,842
Lexington Parker Capital Co. LLC (Multi-CEP’s-Guggenheim Treasury Services, LLC)(b)(d)	0.20%	02/10/14	2,000	1,999,556
Victory Receivables Corp. (CEP-Bank of Tokyo-Mitsubishi UFJ, Ltd. (The))(b)(d)	0.17%	02/03/14	5,000	4,999,221
				21,898,141

Asset-Backed Securities–Multi-Purpose–13.45%
Atlantic Asset Securitization, LLC(b)(c)	0.20%	02/19/14	7,000	7,000,000
CAFCO LLC(b)	0.16%	02/18/14	800	799,829
Chariot Funding, LLC(b)	0.23%	05/08/14	5,000	4,995,943
Chariot Funding, LLC(b)	0.23%	06/05/14	1,000	999,010
Chariot Funding, LLC(b)	0.24%	02/03/14	2,000	1,999,560
Chariot Funding, LLC(b)	0.24%	03/04/14	4,000	3,998,346
Chariot Funding, LLC(b)	0.24%	04/16/14	3,000	2,997,900
Jupiter Securitization Co. LLC(b)	0.23%	04/03/14	2,000	1,998,824
Jupiter Securitization Co. LLC(b)	0.23%	06/03/14	700	699,316
Jupiter Securitization Co. LLC(b)	0.23%	06/05/14	3,500	3,496,534
Jupiter Securitization Co. LLC(b)	0.24%	03/03/14	2,000	1,999,187
Jupiter Securitization Co. LLC(b)	0.24%	03/04/14	4,000	3,998,347
Jupiter Securitization Co. LLC(b)	0.24%	03/12/14	2,100	2,099,020
Jupiter Securitization Co. LLC(b)	0.30%	02/18/14	500	499,800
Nieuw Amsterdam Receivables Corp.(b)(d)	0.16%	02/05/14	600	599,907
Nieuw Amsterdam Receivables Corp.(b)(d)	0.16%	02/12/14	800	799,851
Nieuw Amsterdam Receivables Corp.(b)(d)	0.17%	02/03/14	5,000	4,999,221
Regency Markets No. 1 LLC(b)(d)	0.14%	01/17/14	10,000	9,999,378
Scaldis Capital LLC(b)(d)	0.20%	02/04/14	5,000	4,999,055
				58,979,028

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Computer Hardware–0.68%
International Business Machines Corp.(b)	0.05%	01/17/14	$3,000	$2,999,933

Consumer Finance–2.51%
BMW US Capital LLC(b)(d)	0.09%	01/21/14	6,000	5,999,700
Toyota Motor Credit Corp.(d)	0.22%	03/03/14	5,000	4,998,136
				10,997,836

Diversified Banks–16.60%
BNP Paribas Finance Inc.(d)	0.19%	02/03/14	8,000	7,998,607
Collateralized Commercial Paper Co., LLC	0.28%	04/14/14	5,000	4,995,995
Collateralized Commercial Paper Co., LLC	0.31%	03/03/14	2,000	1,998,949
Collateralized Commercial Paper II Co., LLC(b)	0.31%	03/03/14	2,000	1,998,949
Credit Agricole North America Inc.(d)	0.11%	01/09/14	4,000	3,999,902
Dexia Credit Local S.A.(d)	0.32%	08/18/14	1,600	1,596,743
Dexia Credit Local S.A.(d)	0.40%	02/12/14	1,000	999,533
Dexia Credit Local S.A.(d)	0.40%	02/14/14	2,000	1,999,022
ING (US) Funding LLC(d)	0.18%	02/12/14	800	799,832
ING (US) Funding LLC(d)	0.19%	03/03/14	2,600	2,599,163
ING (US) Funding LLC(d)	0.20%	03/03/14	7,000	6,997,628
JP Morgan Securities LLC(b)	0.40%	08/12/14	3,000	2,992,567
National Australia Funding Delaware Inc.(b)(d)	0.01%	01/02/14	15,000	14,999,996
Oversea-Chinese Banking Corp. Ltd.(d)	0.20%	03/10/14	1,500	1,499,433
PNC Bank, N.A.	0.24%	02/13/14	2,000	2,000,000
Rabobank USA Financial Corp.(d)	0.17%	03/17/14	2,300	2,299,186
Rabobank USA Financial Corp.(d)	0.21%	04/03/14	2,000	1,998,927
Skandinaviska Enskilda Banken AB(b)(d)	0.17%	01/17/14	500	499,963
Societe Generale North America, Inc.(d)	0.14%	01/02/14	2,000	1,999,992
Societe Generale North America, Inc.(d)	0.24%	02/04/14	2,100	2,099,524
Standard Chartered Bank(b)(d)	0.20%	01/08/14	1,000	999,961
Standard Chartered Bank(b)(d)	0.20%	02/04/14	1,000	999,811
Standard Chartered Bank(b)(d)	0.20%	02/07/14	2,000	1,999,589
Standard Chartered Bank(b)(d)	0.22%	02/06/14	1,300	1,299,714
United Overseas Bank Ltd.(b)(d)	0.15%	01/14/14	1,100	1,099,940
				72,772,926

Other Diversified Financial Services–0.23%
General Electric Capital Corp.	0.20%	03/10/14	1,000	999,622

Regional Banks–4.47%
Banque et Caisse d’Epargne de l’Etat(d)	0.10%	01/21/14	600	599,967
Banque et Caisse d’Epargne de l’Etat(d)	0.10%	01/24/14	1,000	999,936
BNZ International Funding Ltd.(b)(d)	0.18%	01/07/14	5,000	4,999,850
Commonwealth Bank of Australia(b)(d)	0.16%	01/02/14	2,000	1,999,991
Commonwealth Bank of Australia(b)(d)	0.17%	01/06/14	1,200	1,199,972
Commonwealth Bank of Australia(b)(d)	0.17%	01/13/14	1,100	1,099,938
Commonwealth Bank of Australia(b)(d)	0.18%	01/06/14	1,500	1,499,962
Macquarie Bank Ltd.(b)(d)	0.17%	02/21/14	5,000	4,998,796
Macquarie Bank Ltd.(b)(d)	0.20%	02/20/14	600	599,833
Mitsubishi UFJ Trust & Banking Corp.(b)(d)	0.23%	05/02/14	1,600	1,598,763
				19,597,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Soft Drinks–2.96%
Coca-Cola Co. (The)(b)	0.16%	04/08/14	$5,000	$4,997,844
Coca-Cola Co. (The)(b)	0.18%	04/08/14	3,000	2,998,545
Coca-Cola Co. (The)(b)	0.18%	05/06/14	5,000	4,996,875
				12,993,264

Specialized Finance–0.48%
CDP Financial Inc.(b)(d)	0.19%	06/09/14	1,000	999,161
Kreditanstalt fur Wiederaufbau(b)(d)	0.14%	02/24/14	1,100	1,099,769
				2,098,930

Thrifts & Mortgage Finance–0.27%
Nationwide Building Society(b)(d)	0.20%	02/12/14	1,200	1,199,720
Total Commercial Paper (Cost $230,431,115)				230,431,115

Certificates of Deposit–23.50%
Bank of Montreal(d)	0.20%	02/07/14	5,000	5,000,000
Bank of Montreal(d)	0.17%	03/05/14	1,600	1,600,000
Bank of Nova Scotia(d)	0.21%	04/03/14	5,000	5,000,000
Bank of Nova Scotia(c)(d)	0.18%	04/10/14	2,300	2,299,969
Bank of Nova Scotia(c)(d)	0.31%	05/30/14	4,000	4,000,000
Bank of Nova Scotia(c)(d)	0.30%	01/30/15	700	700,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)(d)	0.22%	01/22/14	5,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)(d)	0.17%	03/03/14	5,000	5,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)(d)	0.24%	03/11/14	2,000	2,000,000
Barclays Bank PLC(c)(d)	0.25%	03/11/14	3,000	3,000,000
Credit Agricole Corporate & Investment Bank(d)	0.03%	01/02/14	4,000	4,000,000
Mizuho Bank Ltd.(d)	0.23%	04/02/14	5,000	5,000,000
Natixis(c)(d)	0.32%	06/25/14	4,000	4,000,000
Nordea Bank Finland PLC(d)	0.15%	02/12/14	2,200	2,200,000
Norinchukin Bank (The)(c)(d)	0.27%	02/10/14	1,500	1,500,000
Oversea-Chinese Banking Corp. Ltd.(d)	0.17%	01/06/14	8,000	8,000,001
Oversea-Chinese Banking Corp. Ltd.(d)	0.17%	01/06/14	8,000	8,000,000
Oversea-Chinese Banking Corp. Ltd.(d)	0.18%	02/04/14	2,200	2,200,000
Royal Bank of Canada(c)(d)	0.33%	01/02/15	2,000	2,000,000
Sumitomo Mitsui Banking Corp.(d)	0.20%	01/02/14	4,000	4,000,000
Sumitomo Mitsui Banking Corp.(d)	0.21%	01/21/14	1,300	1,300,000
Svenska Handelsbanken AB(d)	0.01%	01/02/14	20,000	20,000,000
Toronto-Dominion Bank(d)	0.15%	02/14/14	2,200	2,200,000
Toronto-Dominion Bank(d)	0.20%	06/02/14	5,000	5,000,000
Total Certificates of Deposit (Cost $102,999,970)				102,999,970

Variable Rate Demand Notes–5.67%(e)
Credit Enhanced–5.67%
Atlanticare Health Services, Inc.; Series 2003, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.17%	10/01/33	4,500	4,499,999
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(f)	0.15%	12/01/28	3,360	3,360,000
Collier (County of), Florida Industrial Development Authority (Allete, Inc.); Series 2006, Ref. VRD IDR (LOC–Wells Fargo Bank, N.A.)(f)	0.11%	10/01/25	1,000	1,000,000
Hamilton (County of), Ohio (Children’s Hospital Medical Center); Series 1997 A, VRD Hospital Facilities RB (LOC–PNC Bank, N.A.)(f)	0.05%	05/15/17	600	600,000
Keep Memory Alive; Series 2013, VRD Taxable Bonds (LOC–PNC Bank, N.A.)(f)	0.12%	05/01/37	3,820	3,820,000
M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(f)	0.23%	01/01/33	2,100	2,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Credit Enhanced–(continued)
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(f)	0.17%	03/01/39	$1,500	$1,500,000
Nashville (City of) & Davidson (County of), Tennessee Metropolitan Government Industrial Development Board (L & S, LLC); Series 2001, VRD IDR (LOC–JPMorgan Chase Bank, N.A.)(f)	0.15%	03/01/26	360	360,000
Nuevo Oaxaca LLC (Village by the Park Apartments); Series 2013 A, MFH Taxable VRD RB (LOC–FHLB of San Francisco)(f)	0.16%	03/01/53	4,500	4,500,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(f)	0.17%	12/01/27	2,285	2,285,000
Rock Island (County of), Illinois Metropolitan Airport Authority (Quad City International Airport Air Freight); Series 1998 A, VRD Priority RB (LOC–U.S. Bank, N.A.)(f)	0.19%	12/01/18	230	230,000
St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(b)(f)	0.20%	10/01/21	600	600,000
Total Variable Rate Demand Notes (Cost $24,854,999)				24,854,999

Medium-Term Notes–4.11%
Consumer Finance–3.42%
American Honda Finance Corp., Sr. Unsec. Medium-Term Notes(b)(c)(d)	0.24%	05/20/14	15,000	14,999,873

Diversified Banks–0.69%
Wells Fargo Bank, N.A., Unsec. Medium-Term Notes(c)	0.34%	01/20/15	3,000	3,000,000
Total Medium-Term Notes (Cost $17,999,873)				17,999,873
TOTAL INVESTMENTS (excluding Repurchase Agreements)–85.84% (Cost $376,285,957)				376,285,957

			Repurchase Amount
Repurchase Agreements–13.23%(g)
Wells Fargo Securities, LLC, Joint agreement dated 12/31/13, aggregate maturing value of $600,001,000 (collateralized by U.S. Government sponsored agency obligations valued at $612,000,000; 0%–8.50%, 12/01/17-01/01/44) (Cost $58,000,234)	0.03%	01/02/14	58,000,331	58,000,234
TOTAL INVESTMENTS(h)(i)–99.07% (Cost $434,286,191)				434,286,191
OTHER ASSETS LESS LIABILITIES–0.93%				4,087,910
NET ASSETS–100.00%				$438,374,101

Investment Abbreviations:

CEP	— Credit Enhancement Provider
FHLB	— Federal Home Loan Bank
IDR	— Industrial Development Revenue Bonds
LOC	— Letter of Credit
MFH	— Multi-Family Housing
RB	— Revenue Bonds

Ref.	— Refunding
RN	— Revenue Notes
Sr.	— Senior
Unsec.	— Unsecured
VRD	— Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $194,650,891, which represented 44.40% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2013.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Japan: 11.5%; United Kingdom: 8.1%; Australia: 7.2%; France: 6.6%; Canada: 6.6%; Sweden: 5.2%; other countries less than 5% each: 13.7%.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2013.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5%.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, excluding repurchase agreements, at value and cost	$376,285,957
Repurchase agreements, at value and cost	58,000,234
Total investments, at value and cost	434,286,191
Receivable for:
Fund shares sold	4,386,983
Interest	42,095
Fund expenses absorbed	90,076
Investment for trustee deferred compensation and retirement plans	61,051
Total assets	438,866,396

Liabilities:
Payable for:
Fund shares reacquired	160,298
Dividends	348
Accrued fees to affiliates	251,975
Accrued trustees’ and officers’ fees and benefits	844
Accrued other operating expenses	12,232
Trustee deferred compensation and retirement plans	66,598
Total liabilities	492,295
Net assets applicable to shares outstanding	$438,374,101

Net assets consist of:
Shares of beneficial interest	$438,378,044
Undistributed net investment income	(2,496)
Undistributed net realized gain (loss)	(1,447)
$438,374,101

Net Assets:
Series I	$422,491,143
Series II	$15,882,958

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	422,491,224
Series II	15,882,898
Series I:
Net asset value per share	$1.00
Series II:
Net asset value per share	$1.00

Investment income:
Interest	$543,292

Expenses:
Advisory fees	1,130,824
Administrative services fees	696,761
Custodian fees	34,925
Distribution fees — Series II	13,338
Transfer agent fees	12,112
Trustees’ and officers’ fees and benefits	34,883
Other	107,042
Total expenses	2,029,885
Less: Fees waived and expenses reimbursed	(1,577,559)
Net expenses	452,326
Net investment income	90,966
Net realized gain (loss) from investment securities	(702)
Net increase in net assets resulting from operations	$90,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Money Market Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$90,966	$65,699
Net realized gain (loss)	(702)	1,398
Net increase in net assets resulting from operations	90,264	67,097

Distributions to shareholders from net investment income:
Series I	(89,711)	(65,457)
Series ll	(1,255)	(242)
Total distributions from net investment income	(90,966)	(65,699)

Share transactions–net:
Series l	265,560,533	(41,602,983)
Series ll	15,137,429	(276,342)
Net increase (decrease) in net assets resulting from share transactions	280,697,962	(41,879,325)
Net increase (decrease) in net assets	280,697,260	(41,877,927)

Net assets:
Beginning of year	157,676,841	199,554,768
End of year (includes undistributed net investment income of $(2,496) and $(2,496), respectively)	$438,374,101	$157,676,841

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

Invesco V.I. Money Market Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of nongovernment securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.40%
Over $250 million	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Invesco V.I. Money Market Fund

The Adviser and/or Invesco Distributors, Inc., (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended December 31, 2013, Invesco voluntarily waived advisory fees of $1,564,221 and reimbursed class level expenses of $13,338 for Series II shares in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $71,097 for accounting and fund administrative services and reimbursed $625,664 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with IDI to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities sales of $2,425,373, which did not result in any net realized gains (losses).

Invesco V.I. Money Market Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$90,966	$65,699

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$56,893
Temporary book/tax differences	(59,389)
Capital loss carryforward	(1,447)
Shares of beneficial interest	438,378,044
Total net assets	$438,374,101

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2018	$745	$—	$745
Not subject to expiration	702	—	702
	$1,447	$—	$1,447

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Money Market Fund

NOTE 8—Share Information

		Summary of Share Activity
	Years ended December 31,
	2013 (a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	1,037,143,323	$1,037,143,323	690,431,189	$690,431,189
Series II	29,306,348	29,306,348	9,878	9,878

Issued as reinvestment of dividends:
Series I	82,613	82,613	26,307	26,307
Series II	1,255	1,255	242	242

Reacquired:
Series I	(771,665,403)	(771,665,403)	(732,060,479)	(732,060,479)
Series II	(14,170,174)	(14,170,174)	(286,462)	(286,462)
Net increase (decrease) in share activity	280,697,962	$280,697,962	(41,879,325)	$(41,879,325)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 90% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Series I
Year ended 12/31/13	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.03%	$422,491	0.16	%(c)	0.70	%(c)	0.03	%(c)
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	156,931	0.23		0.54		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	198,533	0.17		0.57		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	25,578	0.16		1.01		0.18
Year ended 12/31/09	1.00	0.00	—	0.00	(0.00)	1.00	0.11	33,486	0.65		0.90		0.11
Series II
Year ended 12/31/13	1.00	0.00	(0.00)	0.00	$(0.00)	1.00	0.03	15,883	0.16	(c)	0.95	(c)	0.03	(c)
Year ended 12/31/12	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	746	0.23		0.79		0.03
Year ended 12/31/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	1,022	0.17		0.82		0.05
Year ended 12/31/10	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.18	1,024	0.16		1.26		0.18
Year ended 12/31/09	1.00	0.00	—	0.00	(0.00)	1.00	0.06	1,690	0.70		1.15		0.06

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Ratios are based on average daily net assets (000’s omitted) of $282,043 and $5,335 for Series I and Series II shares, respectively.

Invesco V.I. Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,000.20	$0.75	$1,024.46	$0.76	0.15%
Series II	1,000.00	1,000.20	0.75	1,024.46	0.76	0.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.17%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co- President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co- Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange- Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

Invesco V.I. Money Market Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. S&P 500 Index Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

MS-VISPI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. S&P 500 Index Fund performed in line with both the S&P 500 Index and the Lipper VUF S&P 500 Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	31.91%
Series II Shares	31.55
S&P 500 Index‚ (Broad Market/Style-Specific Index)	32.39
Lipper VUF S&P 500 Funds Index■ (Peer Group Index)	31.91

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 Index in proportion to its market value or market capitalization. The Fund may invest in foreign securities represented in the S&P 500 Index, including depositary receipts. Changes to the Fund’s portfolio are the result of Standard & Poor’s either adding a security to, or deleting a security from, the S&P 500 Index. Changes are not the result of any stock selection model.

    The Fund also may invest in S&P 500 futures contracts. This type of investment is a derivative instrument since the price is derived from one or more underlying assets. The purpose of this investment is to provide full stock market exposure to the Fund’s nominal cash holdings.

Market conditions and your Fund

The year ended December 31, 2013 was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The Fund stayed true to its process by investing in all components of the S&P 500 Index. Sectors that contributed the most to overall Fund performance were the consumer discretionary, financials, health care, information technology (IT) and industrial sectors. While all sectors delivered positive overall performance, the utilities and telecommunication services sectors contributed the least to the Fund’s overall performance. The Fund’s allocation to S&P 500 futures contracts was a slight detractor to Fund performance.

    In the IT sector, Google and Microsoft were top contributors to Fund performance. On October 18, Google announced its third quarter earnings. The company beat analysts’ expectation on revenue, primarily based upon increased advertising sales. Also, the stock crossed over the psychological hurdle of $1,000 during the reporting period.1

    During the reporting period, Microsoft announced its intention to purchase the handset unit of Nokia Oyj (not a Fund holding) in hopes that the purchase will help it gain ground on Apple and Google in the smartphone market. In addition, Microsoft beat analysts’ estimates at the end of the reporting period due to its business software and cloud services divisions.1

Portfolio Composition
By sector
Information Technology	18.5%
Financials	15.9
Health Care	12.8
Consumer Discretionary	12.7
Industrials	10.8
Energy	10.2
Consumer Staples	9.7
Materials	3.4
Utilities	2.9
Telecommunication Services	2.3
Money Market Funds Plus Other Assets Less Liabilities	0.8

Top 10 Equity Holdings*
1. Apple Inc.	3.0%
2. Exxon Mobil Corp.	2.7
3. Google Inc.-Class A	1.9
4. Microsoft Corp.	1.7
5. General Electric Co.	1.7
6. Johnson & Johnson	1.6
7. Chevron Corp.	1.4
8. Procter & Gamble Co. (The)	1.3
9. JPMorgan Chase & Co.	1.3
10. Wells Fargo & Co.	1.3

Top Five Industries*
1. Pharmaceuticals	5.8%
2. Integrated Oil & Gas	4.8
3. Computer Hardware	3.4
4. Other Diversified Financial Services	3.3
5. Internet Software & Services	3.1

Total Net Assets	$104.6 million

Total Number of Holdings*	500

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. S&P 500 Index Fund

    Also contributing to the Fund’s performance were General Electric, Johnson & Johnson and Exxon Mobil, which all delivered strong double-digit returns.

    Several stocks declined during the reporting period, including Newmont Mining and Edwards Lifesciences. Newmont Mining, the largest US gold producer, was hampered as the price of the metal slumped below $1,400 an ounce, the biggest decline in 33 years.1 Edwards Life Sciences, the biggest-maker of aortic heart valves implanted with a catheter, plunged the most in a dozen years after the company cut its 2013 forecast on slower-than-anticipated sales.1

    Other holdings that struggled during the reporting period included Abbott Laboratories, Intuitive Surgical and CenturyLink.

    We welcome new investors who joined the Fund during the year and thank all of our shareholders for your investment in Invesco V.I. S&P 500 Index Fund.

1	Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Anthony Munchak Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Index Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 1995. Mr. Murphy earned a BA in business administration from the University of Massachusetts Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

Daniel Tsai Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. S&P 500 Fund. He joined
Invesco in 2000. Mr. Tsai earned a BS in mechanical engineering from National Taiwan University, an MS in mechanical engineering from the University of Michigan and an MS in computer science from Wayne State University.

Anne Unflat Portfolio manager, is manager of Invesco V.I. S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat earned a BA in economics from Queens College and an MBA in finance from St. John’s University.

Invesco V.I. S&P 500 Index Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/18/98)	4.94%
10 Years	7.16
5 Years	17.66
1 Year	31.91

Series II Shares
Inception (6/5/00)	3.12%
10 Years	6.90
5 Years	17.39
1 Year	31.55

Effective June 1, 2010, Class X and Class Y shares of the predecessor fund, Morgan Stanley Variable Investment S&P 500 Index Portfolio advised by Morgan Stanley Investment Advisors Inc. were reorganized into Series I and Series II shares, respectively, of Invesco V.I. S&P 500 Index Fund. Returns shown above for Series I and Series II shares are blended returns of the predecessor fund and Invesco V.I. S&P 500 Index Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 0.39% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. S&P 500 Index Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. S&P 500 Index Fund

Invesco V.I. S&P 500 Index Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s® 500 Composite Stock Price Index.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Indexing risk. The Fund is operated as a passively managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund’s portfolio. The Fund will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the adviser will not sell the Fund’s portfolio securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. The Fund’s ability to correlate its performance, before expenses, with the S&P 500 Index may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated and the timing of purchases and sales, and also depends to some extent on the size of the Fund’s portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the Index are valued.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Lipper VUF S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 variable insurance underlying funds tracked by Lipper.

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. S&P 500 Index Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–99.23%
Advertising–0.16%
Interpublic Group of Cos., Inc. (The)	2,568	$45,454
Omnicom Group Inc.	1,630	121,223
		166,677

Aerospace & Defense–2.75%
Boeing Co. (The)	4,347	593,322
General Dynamics Corp.	2,111	201,706
Honeywell International Inc.	4,933	450,728
L-3 Communications Holdings, Inc.	556	59,414
Lockheed Martin Corp.	1,691	251,384
Northrop Grumman Corp.	1,395	159,881
Precision Castparts Corp.	912	245,602
Raytheon Co.	2,008	182,126
Rockwell Collins, Inc.	857	63,349
Textron Inc.	1,781	65,469
United Technologies Corp.	5,307	603,937
		2,876,918

Agricultural Products–0.17%
Archer-Daniels-Midland Co.	4,137	179,546

Air Freight & Logistics–0.82%
C.H. Robinson Worldwide, Inc.	960	56,006
Expeditors International of Washington, Inc.	1,292	57,171
FedEx Corp.	1,870	268,850
United Parcel Service, Inc.–Class B	4,494	472,230
		854,257

Airlines–0.22%
Delta Air Lines, Inc.	5,423	148,970
Southwest Airlines Co.	4,413	83,141
		232,111

Aluminum–0.07%
Alcoa Inc.	6,717	71,402

Apparel Retail–0.55%
Gap, Inc. (The)	1,666	65,107
L Brands, Inc.	1,533	94,816
Ross Stores, Inc.	1,373	102,879
TJX Cos., Inc. (The)	4,471	284,937
Urban Outfitters, Inc.(b)	712	26,415
		574,154

Apparel, Accessories & Luxury Goods–0.48%
Coach, Inc.	1,763	98,957
Fossil Group, Inc.(b)	310	37,181
Michael Kors Holdings Ltd.(b)	1,127	91,501
PVH Corp.	512	69,642
Ralph Lauren Corp.	377	66,567
VF Corp.	2,228	138,894
		502,742

	Shares	Value
Application Software–0.62%
Adobe Systems Inc.(b)	2,922	$174,969
Autodesk, Inc.(b)	1,415	71,217
Citrix Systems, Inc.(b)	1,181	74,698
Intuit Inc.	1,805	137,758
Salesforce.com, Inc.(b)	3,488	192,503
		651,145

Asset Management & Custody Banks–1.29%
Ameriprise Financial, Inc.	1,233	141,857
Bank of New York Mellon Corp. (The)	7,221	252,302
BlackRock, Inc.	798	252,543
Franklin Resources, Inc.	2,559	147,731
Invesco Ltd.(c)	2,786	101,410
Legg Mason, Inc.	672	29,219
Northern Trust Corp.	1,424	88,131
State Street Corp.	2,759	202,483
T. Rowe Price Group Inc.	1,652	138,388
		1,354,064

Auto Parts & Equipment–0.39%
BorgWarner, Inc.	1,442	80,622
Delphi Automotive PLC (United Kingdom)	1,774	106,671
Johnson Controls, Inc.	4,307	220,949
		408,242

Automobile Manufacturers–0.65%
Ford Motor Co.	24,802	382,695
General Motors Co.(b)	7,161	292,670
		675,365

Automotive Retail–0.27%
AutoNation, Inc.(b)	419	20,820
AutoZone, Inc.(b)	214	102,279
CarMax, Inc.(b)	1,419	66,722
O’Reilly Automotive, Inc.(b)	679	87,394
		277,215

Biotechnology–2.42%
Alexion Pharmaceuticals, Inc.(b)	1,241	165,127
Amgen Inc.	4,741	541,233
Biogen Idec Inc.(b)	1,485	415,429
Celgene Corp.(b)	2,591	437,775
Gilead Sciences, Inc.(b)	9,642	724,596
Regeneron Pharmaceuticals, Inc.(b)	493	135,693
Vertex Pharmaceuticals Inc.(b)	1,469	109,147
		2,529,000

Brewers–0.05%
Molson Coors Brewing Co.–Class B	1,011	56,768

Broadcasting–0.39%
CBS Corp.–Class B	3,509	223,664
Discovery Communications, Inc.–Class A(b)	1,430	129,301

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Broadcasting–(continued)
Scripps Networks Interactive Inc.–Class A	694	$59,968
		412,933

Building Products–0.07%
Allegion PLC(b)	578	25,556
Masco Corp.	2,249	51,210
		76,766

Cable & Satellite–1.27%
Cablevision Systems Corp.–Class A	1,332	23,883
Comcast Corp.–Class A	16,382	851,291
DIRECTV(b)	3,072	212,244
Time Warner Cable Inc.	1,771	239,970
		1,327,388

Casinos & Gaming–0.12%
International Game Technology	1,613	29,292
Wynn Resorts Ltd.	513	99,630
		128,922

Coal & Consumable Fuels–0.09%
CONSOL Energy Inc.	1,467	55,805
Peabody Energy Corp.	1,701	33,220
		89,025

Commodity Chemicals–0.21%
LyondellBasell Industries N.V.–Class A	2,746	220,449

Communications Equipment–1.73%
Cisco Systems, Inc.	33,620	754,769
F5 Networks, Inc.(b)	487	44,249
Harris Corp.	678	47,331
Juniper Networks, Inc.(b)	3,217	72,608
Motorola Solutions, Inc.	1,459	98,482
QUALCOMM, Inc.	10,609	787,718
		1,805,157

Computer & Electronics Retail–0.10%
Best Buy Co., Inc.	1,730	68,992
GameStop Corp.–Class A	734	36,157
		105,149

Computer Hardware–3.36%
Apple Inc.	5,657	3,174,199
Hewlett-Packard Co.	12,084	338,111
		3,512,310

Computer Storage & Peripherals–0.71%
EMC Corp.	12,931	325,215
NetApp, Inc.	2,142	88,122
SanDisk Corp.	1,434	101,154
Seagate Technology PLC	2,050	115,128
Western Digital Corp.	1,334	111,922
		741,541

	Shares	Value
Construction & Engineering–0.17%
Fluor Corp.	1,035	$83,100
Jacobs Engineering Group, Inc.(b)	842	53,038
Quanta Services, Inc.(b)	1,375	43,395
		179,533

Construction & Farm Machinery & Heavy Trucks–0.87%
Caterpillar Inc.	4,001	363,331
Cummins Inc.	1,094	154,221
Deere & Co.	2,407	219,831
Joy Global Inc.	680	39,773
PACCAR Inc.	2,226	131,713
		908,869

Construction Materials–0.05%
Vulcan Materials Co.	832	49,437

Consumer Electronics–0.07%
Garmin Ltd.	773	35,728
Harman International Industries, Inc.	431	35,277
		71,005

Consumer Finance–1.00%
American Express Co.	5,792	525,508
Capital One Financial Corp.	3,624	277,635
Discover Financial Services	3,011	168,465
SLM Corp.	2,742	72,060
		1,043,668

Data Processing & Outsourced Services–1.93%
Alliance Data Systems Corp.(b)	308	80,982
Automatic Data Processing, Inc.	3,026	244,531
Computer Sciences Corp.	938	52,415
Fidelity National Information Services, Inc.	1,829	98,181
Fiserv, Inc.(b)	1,634	96,488
MasterCard, Inc.–Class A	650	543,049
Paychex, Inc.	2,059	93,746
Total System Services, Inc.	1,049	34,911
Visa Inc.–Class A	3,201	712,799
Western Union Co. (The)	3,465	59,771
		2,016,873

Department Stores–0.24%
Kohl’s Corp.	1,276	72,413
Macy’s, Inc.	2,335	124,689
Nordstrom, Inc.	915	56,547
		253,649

Distillers & Vintners–0.21%
Beam Inc.	1,038	70,646
Brown-Forman Corp.–Class B	1,018	76,930
Constellation Brands, Inc.–Class A(b)	1,063	74,814
		222,390

Distributors–0.08%
Genuine Parts Co.	983	81,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Diversified Banks–1.80%
Comerica Inc.	1,159	$55,099
U.S. Bancorp	11,461	463,024
Wells Fargo & Co.	30,142	1,368,447
		1,886,570

Diversified Chemicals–0.82%
Dow Chemical Co. (The)	7,626	338,595
E. I. du Pont de Nemours and Co.	5,823	378,320
Eastman Chemical Co.	979	79,005
FMC Corp.	844	63,688
		859,608

Diversified Metals & Mining–0.24%
Freeport-McMoRan Copper & Gold Inc.	6,527	246,329

Diversified REIT’s–0.09%
Vornado Realty Trust	1,093	97,047

Diversified Support Services–0.07%
Cintas Corp.	637	37,959
Iron Mountain Inc.	1,105	33,537
		71,496

Drug Retail–0.81%
CVS Caremark Corp.	7,484	535,630
Walgreen Co.	5,475	314,484
		850,114

Electric Utilities–1.60%
American Electric Power Co., Inc.	3,063	143,165
Duke Energy Corp.	4,438	306,266
Edison International	2,069	95,795
Entergy Corp.	1,131	71,558
Exelon Corp.	5,387	147,550
FirstEnergy Corp.	2,629	86,704
NextEra Energy, Inc.	2,707	231,773
Northeast Utilities	1,999	84,738
Pepco Holdings, Inc.	1,564	29,919
Pinnacle West Capital Corp.	704	37,256
PPL Corp.	3,962	119,217
Southern Co. (The)	5,543	227,873
Xcel Energy, Inc.	3,124	87,284
		1,669,098

Electrical Components & Equipment–0.77%
AMETEK, Inc.	1,538	81,006
Eaton Corp. PLC	2,983	227,066
Emerson Electric Co.	4,425	310,547
Rockwell Automation, Inc.	871	102,917
Roper Industries, Inc.	629	87,230
		808,766

Electronic Components–0.24%
Amphenol Corp.–Class A	994	88,645
Corning Inc.	9,099	162,144
		250,789

	Shares	Value
Electronic Equipment & Instruments–0.03%
FLIR Systems, Inc.	889	$26,759

Electronic Manufacturing Services–0.16%
Jabil Circuit, Inc.	1,124	19,603
TE Connectivity Ltd. (Switzerland)	2,601	143,341
		162,944

Environmental & Facilities Services–0.23%
Republic Services, Inc.	1,698	56,373
Stericycle, Inc.(b)	545	63,313
Waste Management, Inc.	2,768	124,200
		243,886

Fertilizers & Agricultural Chemicals–0.55%
CF Industries Holdings, Inc.	359	83,662
Monsanto Co.	3,306	385,314
Mosaic Co. (The)	2,142	101,252
		570,228

Food Distributors–0.13%
Sysco Corp.	3,686	133,065

Food Retail–0.30%
Kroger Co. (The)	3,291	130,093
Safeway Inc.	1,563	50,907
Whole Foods Market, Inc.	2,339	135,265
		316,265

Footwear–0.35%
NIKE, Inc.–Class B	4,698	369,451

Gas Utilities–0.11%
AGL Resources Inc.	753	35,564
ONEOK, Inc.	1,309	81,394
		116,958

General Merchandise Stores–0.46%
Dollar General Corp.(b)	1,867	112,617
Dollar Tree, Inc.(b)	1,314	74,136
Family Dollar Stores, Inc.	607	39,437
Target Corp.	3,974	251,435
		477,625

Gold–0.07%
Newmont Mining Corp.	3,124	71,946

Health Care Distributors–0.48%
AmerisourceBergen Corp.	1,446	101,668
Cardinal Health, Inc.	2,155	143,976
McKesson Corp.	1,451	234,191
Patterson Cos. Inc.	523	21,548
		501,383

Health Care Equipment–1.97%
Abbott Laboratories	9,702	371,878
Baxter International Inc.	3,412	237,305
Becton, Dickinson and Co.	1,219	134,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Health Care Equipment–(continued)
Boston Scientific Corp.(b)	8,354	$100,415
C.R. Bard, Inc.	493	66,032
CareFusion Corp.(b)	1,328	52,881
Covidien PLC	2,891	196,877
Edwards Lifesciences Corp.(b)	693	45,572
Intuitive Surgical, Inc.(b)	240	92,179
Medtronic, Inc.	6,277	360,237
St. Jude Medical, Inc.	1,841	114,050
Stryker Corp.	1,855	139,385
Varian Medical Systems, Inc.(b)	669	51,975
Zimmer Holdings, Inc.	1,087	101,297
		2,064,770

Health Care Facilities–0.03%
Tenet Healthcare Corp.(b)	628	26,451

Health Care Services–0.50%
DaVita HealthCare Partners Inc.(b)	1,109	70,277
Express Scripts Holding Co.(b)	5,066	355,836
Laboratory Corp. of America Holdings(b)	553	50,528
Quest Diagnostics Inc.	921	49,310
		525,951

Health Care Supplies–0.04%
DENTSPLY International Inc.	912	44,214

Health Care Technology–0.10%
Cerner Corp.(b)	1,870	104,234

Home Entertainment Software–0.04%
Electronic Arts Inc.(b)	1,943	44,572

Home Furnishings–0.08%
Leggett & Platt, Inc.	901	27,877
Mohawk Industries, Inc.(b)	386	57,475
		85,352

Home Improvement Retail–1.01%
Home Depot, Inc. (The)	8,854	729,039
Lowe’s Cos., Inc.	6,575	325,791
		1,054,830

Homebuilding–0.12%
D.R. Horton, Inc.(b)	1,826	40,756
Lennar Corp.–Class A	1,054	41,696
PulteGroup Inc.	2,197	44,753
		127,205

Homefurnishing Retail–0.10%
Bed Bath & Beyond Inc.(b)	1,361	109,288

Hotels, Resorts & Cruise Lines–0.32%
Carnival Corp.	2,776	111,512
Marriott International Inc.–Class A	1,412	69,696
Starwood Hotels & Resorts Worldwide, Inc.	1,213	96,373
Wyndham Worldwide Corp.	825	60,794
		338,375

	Shares	Value
Household Appliances–0.07%
Whirlpool Corp.	496	$77,803

Household Products–1.99%
Clorox Co. (The)	817	75,785
Colgate-Palmolive Co.	5,526	360,350
Kimberly-Clark Corp.	2,399	250,600
Procter & Gamble Co. (The)	17,092	1,391,460
		2,078,195

Housewares & Specialties–0.06%
Newell Rubbermaid Inc.	1,829	59,278

Human Resource & Employment Services–0.04%
Robert Half International, Inc.	878	36,867

Hypermarkets & Super Centers–1.08%
Costco Wholesale Corp.	2,746	326,802
Wal-Mart Stores, Inc.	10,173	800,513
		1,127,315

Independent Power Producers & Energy Traders–0.11%
AES Corp. (The)	4,162	60,391
NRG Energy, Inc.	2,070	59,450
		119,841

Industrial Conglomerates–2.52%
3M Co.	4,021	563,945
Danaher Corp.	3,769	290,967
General Electric Co.(d)	63,619	1,783,241
		2,638,153

Industrial Gases–0.42%
Air Products and Chemicals, Inc.	1,330	148,667
Airgas, Inc.	423	47,313
Praxair, Inc.	1,850	240,555
		436,535

Industrial Machinery–0.89%
Dover Corp.	1,083	104,553
Flowserve Corp.	883	69,607
Illinois Tool Works Inc.	2,567	215,833
Ingersoll-Rand PLC	1,697	104,535
Pall Corp.	701	59,830
Parker Hannifin Corp.	947	121,822
Pentair Ltd.	1,252	97,243
Snap-on Inc.	372	40,742
Stanley Black & Decker Inc.	983	79,318
Xylem, Inc.	1,187	41,070
		934,553

Industrial REIT’s–0.11%
Prologis, Inc.	3,160	116,762

Insurance Brokers–0.31%
Aon PLC (United Kingdom)	1,907	159,978
Marsh & McLennan Cos., Inc.	3,450	166,842
		326,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Integrated Oil & Gas–4.77%
Chevron Corp.	12,091	$1,510,287
Exxon Mobil Corp.	27,469	2,779,863
Hess Corp.	1,802	149,566
Murphy Oil Corp.	1,104	71,627
Occidental Petroleum Corp.	5,068	481,967
		4,993,310

Integrated Telecommunication Services–2.13%
AT&T Inc.	33,126	1,164,710
CenturyLink Inc.	3,746	119,310
Frontier Communications Corp.	6,257	29,095
Verizon Communications Inc.	17,994	884,225
Windstream Holdings Inc.	3,773	30,109
		2,227,449

Internet Retail–1.48%
Amazon.com, Inc.(b)	2,329	928,782
Expedia, Inc.	652	45,418
Netflix Inc.(b)	372	136,959
Priceline.com Inc.(b)	322	374,293
TripAdvisor Inc.(b)	708	58,644
		1,544,096

Internet Software & Services–3.14%
Akamai Technologies, Inc.(b)	1,142	53,880
eBay Inc.(b)	7,325	402,069
Facebook Inc.–Class A(b)	10,327	564,474
Google Inc.–Class A(b)	1,764	1,976,932
VeriSign, Inc.(b)	816	48,781
Yahoo! Inc.(b)	5,932	239,890
		3,286,026

Investment Banking & Brokerage–0.92%
Charles Schwab Corp. (The)	7,345	190,970
E*TRADE Financial Corp.(b)	1,767	34,704
Goldman Sachs Group, Inc. (The)	2,650	469,739
Morgan Stanley	8,683	272,299
		967,712

IT Consulting & Other Services–1.69%
Accenture PLC–Class A	3,997	328,633
Cognizant Technology Solutions Corp.–Class A(b)	1,914	193,276
International Business Machines Corp.	6,417	1,203,637
Teradata Corp.(b)	1,045	47,537
		1,773,083

Leisure Products–0.14%
Hasbro, Inc.	733	40,322
Mattel, Inc.	2,145	102,059
		142,381

Life & Health Insurance–1.07%
Aflac, Inc.	2,930	195,724
Lincoln National Corp.	1,662	85,792
MetLife, Inc.	7,049	380,082

	Shares	Value
Life & Health Insurance–(continued)
Principal Financial Group, Inc.	1,721	$84,863
Prudential Financial, Inc.	2,910	268,360
Torchmark Corp.	572	44,702
Unum Group	1,642	57,601
		1,117,124

Life Sciences Tools & Services–0.52%
Agilent Technologies, Inc.	2,096	119,870
Life Technologies Corp.(b)	1,095	83,001
PerkinElmer, Inc.	706	29,108
Thermo Fisher Scientific, Inc.	2,271	252,876
Waters Corp.(b)	539	53,900
		538,755

Managed Health Care–1.01%
Aetna Inc.	2,310	158,443
Cigna Corp.	1,751	153,177
Humana Inc.	988	101,981
UnitedHealth Group Inc.	6,329	476,574
WellPoint, Inc.	1,856	171,476
		1,061,651

Metal & Glass Containers–0.08%
Ball Corp.	921	47,579
Owens-Illinois, Inc.(b)	1,044	37,354
		84,933

Motorcycle Manufacturers–0.09%
Harley-Davidson, Inc.	1,401	97,005

Movies & Entertainment–1.76%
Time Warner Inc.	5,688	396,567
Twenty-First Century Fox, Inc.–Class A	12,326	433,629
Viacom Inc.–Class B	2,551	222,804
Walt Disney Co. (The)	10,276	785,087
		1,838,087

Multi-Line Insurance–0.71%
American International Group, Inc.	9,257	472,570
Assurant, Inc.	460	30,530
Genworth Financial Inc.–Class A(b)	3,131	48,625
Hartford Financial Services Group, Inc. (The)	2,834	102,676
Loews Corp.	1,922	92,717
		747,118

Multi-Sector Holdings–0.05%
Leucadia National Corp.	2,009	56,935

Multi-Utilities–1.09%
Ameren Corp.	1,556	56,265
CenterPoint Energy, Inc.	2,682	62,169
CMS Energy Corp.	1,705	45,643
Consolidated Edison, Inc.	1,856	102,600
Dominion Resources, Inc.	3,649	236,054
DTE Energy Co.	1,121	74,423

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Multi-Utilities–(continued)
Integrys Energy Group, Inc.	521	$28,347
NiSource Inc.	2,003	65,858
PG&E Corp.	2,824	113,751
Public Service Enterprise Group Inc.	3,206	102,720
SCANA Corp.	889	41,721
Sempra Energy	1,442	129,434
TECO Energy, Inc.	1,241	21,395
Wisconsin Energy Corp.	1,445	59,736
		1,140,116

Office Electronics–0.08%
Xerox Corp.	7,250	88,232

Office REIT’s–0.09%
Boston Properties, Inc.	967	97,058

Office Services & Supplies–0.03%
Pitney Bowes Inc.	1,272	29,638

Oil & Gas Drilling–0.37%
Diamond Offshore Drilling, Inc.	436	24,817
Ensco PLC–Class A	1,483	84,798
Helmerich & Payne, Inc.	682	57,342
Nabors Industries Ltd.	1,596	27,116
Noble Corp. PLC	1,593	59,690
Rowan Cos. PLC–Class A(b)	811	28,677
Transocean Ltd.	2,130	105,265
		387,705

Oil & Gas Equipment & Services–1.48%
Baker Hughes Inc.	2,786	153,954
Cameron International Corp.(b)	1,507	89,712
FMC Technologies, Inc.(b)	1,504	78,524
Halliburton Co.	5,332	270,599
National Oilwell Varco Inc.	2,691	214,015
Schlumberger Ltd.	8,280	746,111
		1,552,915

Oil & Gas Exploration & Production–2.38%
Anadarko Petroleum Corp.	3,164	250,969
Apache Corp.	2,510	215,709
Cabot Oil & Gas Corp.	2,672	103,567
Chesapeake Energy Corp.	3,212	87,174
ConocoPhillips	7,703	544,217
Denbury Resources Inc.(b)	2,357	38,726
Devon Energy Corp.	2,399	148,426
EOG Resources, Inc.	1,716	288,013
EQT Corp.	956	85,830
Marathon Oil Corp.	4,404	155,461
Newfield Exploration Co.(b)	869	21,403
Noble Energy, Inc.	2,258	153,792
Pioneer Natural Resources Co.	903	166,215
QEP Resources Inc.	1,137	34,849
Range Resources Corp.	1,037	87,429

	Shares	Value
Oil & Gas Exploration & Production–(continued)
Southwestern Energy Co.(b)	2,232	$87,785
WPX Energy Inc.(b)	1,231	25,088
		2,494,653

Oil & Gas Refining & Marketing–0.65%
Marathon Petroleum Corp.	1,892	173,553
Phillips 66	3,769	290,703
Tesoro Corp.	841	49,198
Valero Energy Corp.	3,392	170,957
		684,411

Oil & Gas Storage & Transportation–0.45%
Kinder Morgan Inc.	4,233	152,388
Spectra Energy Corp.	4,213	150,067
Williams Cos., Inc. (The)	4,297	165,735
		468,190

Other Diversified Financial Services–3.27%
Bank of America Corp.	67,071	1,044,296
Citigroup Inc.	19,071	993,790
JPMorgan Chase & Co.	23,638	1,382,350
		3,420,436

Packaged Foods & Meats–1.39%
Campbell Soup Co.	1,144	49,512
ConAgra Foods, Inc.	2,651	89,339
General Mills, Inc.	3,987	198,991
Hershey Co. (The)	949	92,271
Hormel Foods Corp.	862	38,937
JM Smucker Co. (The)	660	68,389
Kellogg Co.	1,629	99,483
Kraft Foods Group, Inc.	3,746	201,984
McCormick & Co., Inc.	845	58,237
Mead Johnson Nutrition Co.	1,284	107,548
Mondelez International Inc.–Class A	11,005	388,477
Tyson Foods, Inc.–Class A	1,721	57,585
		1,450,753

Paper Packaging–0.13%
Avery Dennison Corp.	611	30,666
Bemis Co., Inc.	647	26,501
MeadWestvaco Corp.	1,126	41,584
Sealed Air Corp.	1,243	42,324
		141,075

Paper Products–0.13%
International Paper Co.	2,788	136,696

Personal Products–0.16%
Avon Products, Inc.	2,715	46,752
Estee Lauder Cos. Inc. (The)–Class A	1,622	122,169
		168,921

Pharmaceuticals–5.78%
AbbVie Inc.	9,985	527,308
Actavis PLC(b)	1,100	184,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Pharmaceuticals–(continued)
Allergan, Inc.	1,867	$207,386
Bristol-Myers Squibb Co.	10,344	549,783
Eli Lilly and Co.	6,233	317,883
Forest Laboratories, Inc.(b)	1,490	89,445
Hospira, Inc.(b)	1,061	43,798
Johnson & Johnson	17,741	1,624,898
Merck & Co., Inc.	18,373	919,569
Mylan Inc.(b)	2,407	104,464
Perrigo Co. PLC	843	129,367
Pfizer Inc.	40,753	1,248,264
Zoetis Inc.	3,175	103,791
		6,050,756

Property & Casualty Insurance–2.18%
ACE Ltd.	2,137	221,244
Allstate Corp. (The)	2,859	155,930
Berkshire Hathaway Inc.–Class B(b)	11,311	1,341,032
Chubb Corp. (The)	1,595	154,125
Cincinnati Financial Corp.	944	49,437
Progressive Corp. (The)	3,498	95,390
Travelers Cos., Inc. (The)	2,288	207,156
XL Group PLC	1,792	57,057
		2,281,371

Publishing–0.11%
Gannett Co., Inc.	1,444	42,714
Graham Holdings Co.–Class B(b)	29	19,236
News Corp.–Class A(b)	3,157	56,889
		118,839

Railroads–0.90%
CSX Corp.	6,373	183,351
Kansas City Southern	699	86,557
Norfolk Southern Corp.	1,941	180,183
Union Pacific Corp.	2,895	486,360
		936,451

Real Estate Services–0.04%
CBRE Group, Inc.–Class A(b)	1,760	46,288

Regional Banks–0.96%
BB&T Corp.	4,431	165,365
Fifth Third Bancorp	5,556	116,843
Huntington Bancshares Inc.	5,217	50,344
KeyCorp	5,646	75,769
M&T Bank Corp.	818	95,232
PNC Financial Services Group, Inc. (The)	3,345	259,505
Regions Financial Corp.	8,623	85,281
SunTrust Banks, Inc.	3,365	123,866
Zions Bancorp.	1,171	35,083
		1,007,288

Research & Consulting Services–0.15%
Dun & Bradstreet Corp. (The)	239	29,337
Equifax Inc.	770	53,199

	Shares	Value
Research & Consulting Services–(continued)
Nielsen Holdings N.V.	1,604	$73,608
		156,144

Residential REIT’s–0.22%
Apartment Investment & Management Co.–Class A	916	23,734
AvalonBay Communities, Inc.	772	91,273
Equity Residential	2,124	110,172
		225,179

Restaurants–1.28%
Chipotle Mexican Grill, Inc.(b)	195	103,892
Darden Restaurants, Inc.	827	44,964
McDonald’s Corp.	6,256	607,020
Starbucks Corp.	4,738	371,412
Yum! Brands, Inc.	2,799	211,632
		1,338,920

Retail REIT’s–0.45%
General Growth Properties, Inc.	3,407	68,379
Kimco Realty Corp.	2,551	50,382
Macerich Co. (The)	883	52,000
Simon Property Group, Inc.	1,950	296,712
		467,473

Security & Alarm Services–0.16%
ADT Corp. (The)	1,282	51,883
Tyco International Ltd.	2,925	120,042
		171,925

Semiconductor Equipment–0.25%
Applied Materials, Inc.	7,584	134,161
KLA-Tencor Corp.	1,052	67,812
Lam Research Corp.(b)	1,020	55,539
		257,512

Semiconductors–1.76%
Altera Corp.	2,048	66,621
Analog Devices, Inc.	1,955	99,568
Broadcom Corp.–Class A	3,393	100,602
First Solar, Inc.(b)	439	23,987
Intel Corp.	31,258	811,458
Linear Technology Corp.	1,495	68,097
LSI Corp.	3,377	37,215
Microchip Technology Inc.(b)	1,265	56,609
Micron Technology, Inc.(b)	6,567	142,898
NVIDIA Corp.	3,592	57,544
Texas Instruments Inc.	6,882	302,189
Xilinx, Inc.	1,707	78,385
		1,845,173

Soft Drinks–1.89%
Coca-Cola Co. (The)	23,879	986,442
Coca-Cola Enterprises, Inc.	1,529	67,475
Dr Pepper Snapple Group, Inc.	1,261	61,436

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

	Shares	Value
Soft Drinks–(continued)
Monster Beverage Corp.(b)	861	$58,350
PepsiCo, Inc.	9,643	799,790
		1,973,493

Specialized Consumer Services–0.05%
H&R Block, Inc.	1,731	50,268

Specialized Finance–0.55%
CME Group Inc.–Class A	1,996	156,606
IntercontinentalExchange Group, Inc.	725	163,067
McGraw Hill Financial, Inc.	1,715	134,113
Moody’s Corp.	1,199	94,086
NASDAQ OMX Group, Inc. (The)	739	29,412
		577,284

Specialized REIT’s–0.86%
American Tower Corp.	2,481	198,033
HCP, Inc.	2,868	104,166
Health Care REIT, Inc.	1,814	97,176
Host Hotels & Resorts Inc.	4,804	93,390
Plum Creek Timber Co., Inc.	1,122	52,184
Public Storage	907	136,522
Ventas, Inc.	1,848	105,853
Weyerhaeuser Co.	3,694	116,620
		903,944

Specialty Chemicals–0.54%
Ecolab Inc.	1,705	177,780
International Flavors & Fragrances Inc.	518	44,538
PPG Industries, Inc.	892	169,177
Sherwin-Williams Co. (The)	545	100,007
Sigma-Aldrich Corp.	763	71,730
		563,232

Specialty Stores–0.17%
PetSmart, Inc.	659	47,942
Staples, Inc.	4,169	66,245
Tiffany & Co.	692	64,204
		178,391

Steel–0.18%
Allegheny Technologies, Inc.	678	24,157
Cliffs Natural Resources Inc.	972	25,476
Nucor Corp.	2,016	107,614
United States Steel Corp.	927	27,347
		184,594

	Shares	Value
Systems Software–2.74%
CA, Inc.	2,042	$68,713
Microsoft Corp.	47,768	1,787,956
Oracle Corp.	22,067	844,284
Red Hat, Inc.(b)	1,190	66,688
Symantec Corp.	4,383	103,351
		2,870,992

Thrifts & Mortgage Finance–0.06%
Hudson City Bancorp, Inc.	3,030	28,573
People’s United Financial Inc.	1,992	30,119
		58,692

Tires & Rubber–0.04%
Goodyear Tire & Rubber Co. (The)	1,588	37,874

Tobacco–1.51%
Altria Group, Inc.	12,564	482,332
Lorillard, Inc.	2,334	118,287
Philip Morris International Inc.	10,074	877,748
Reynolds American Inc.	1,986	99,280
		1,577,647

Trading Companies & Distributors–0.17%
Fastenal Co.	1,716	81,527
W.W. Grainger, Inc.	387	98,848
		180,375

Trucking–0.02%
Ryder System, Inc.	342	25,233

Wireless Telecommunication Services–0.15%
Crown Castle International Corp.(b)	2,117	155,451
Total Common Stocks & Other Equity Interests (Cost $43,178,756)		103,841,390

Money Market Funds–0.78%
Liquid Assets Portfolio–Institutional Class(e)	407,277	407,277
Premier Portfolio–Institutional Class(e)	407,277	407,277
Total Money Market Funds (Cost $814,554)		814,554
TOTAL INVESTMENTS–100.01% (Cost $43,993,310)		104,655,944
OTHER ASSETS LESS LIABILITIES–(0.01)%		(9,108)
NET ASSETS–100.00%		$104,646,836

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 5.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $43,109,900)	$103,739,980
Investments in affiliates, at value (Cost $883,410)	915,964
Total investments, at value (Cost $43,993,310)	104,655,944
Receivable for:
Variation margin	4,352
Dividends	140,811
Investment for trustee deferred compensation and retirement plans	24,501
Other assets	429
Total assets	104,826,037

Liabilities:
Payable for:
Fund shares reacquired	52,639
Accrued fees to affiliates	69,058
Accrued trustees’ and officers’ fees and benefits	934
Accrued other operating expenses	24,928
Trustee deferred compensation and retirement plans	31,642
Total liabilities	179,201
Net assets applicable to shares outstanding	$104,646,836

Net assets consist of:
Shares of beneficial interest	$47,096,603
Undistributed net investment income	1,520,936
Undistributed net realized gain (loss)	(4,636,092)
Net unrealized appreciation	60,665,389
$104,646,836

Net Assets:
Series I	$36,853,412
Series II	$67,793,424

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	2,211,749
Series II	4,089,608
Series I:
Net asset value per share	$16.66
Series II:
Net asset value per share	$16.58

Investment income:
Dividends (net of foreign withholding taxes of $451)	$2,079,805
Dividends from affiliates	3,025
Total investment income	2,082,830

Expenses:
Advisory fees	122,265
Administrative services fees	157,455
Custodian fees	25,786
Distribution fees — Series II	167,221
Transfer agent fees	3,647
Trustees’ and officers’ fees and benefits	28,081
Professional services fees	43,007
Other	41,361
Total expenses	588,823
Less: Fees waived	(935)
Net expenses	587,888
Net investment income	1,494,942

Realized and unrealized gain from:
Net realized gain from:
Investment securities	9,429,703
Futures contracts	229,314
9,659,017
Change in net unrealized appreciation of:
Investment securities	16,791,357
Futures contracts	8,954
16,800,311
Net realized and unrealized gain	26,459,328
Net increase in net assets resulting from operations	$27,954,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. S&P 500 Index Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$1,494,942	$1,834,024
Net realized gain	9,659,017	5,885,396
Change in net unrealized appreciation	16,800,311	7,087,203
Net increase in net assets resulting from operations	27,954,270	14,806,623

Distributions to shareholders from net investment income:
Series I	(706,162)	(676,218)
Series ll	(1,145,321)	(1,184,153)
Total distributions from net investment income	(1,851,483)	(1,860,371)

Share transactions–net:
Series l	(4,736,982)	(4,542,914)
Series ll	(14,010,408)	(11,378,357)
Net increase (decrease) in net assets resulting from share transactions	(18,747,390)	(15,921,271)
Net increase (decrease) in net assets	7,355,397	(2,975,019)

Net assets:
Beginning of year	97,291,439	100,266,458
End of year (includes undistributed net investment income of $1,520,936 and $1,847,064, respectively)	$104,646,836	$97,291,439

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. S&P 500 Index Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor’s 500® Composite Stock Price Index.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued

Invesco V.I. S&P 500 Index Fund

at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum

Invesco V.I. S&P 500 Index Fund

exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.12%
Over $2 billion	0.10%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $935.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $107,455 for services provided by insurance companies.

Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder

Invesco V.I. S&P 500 Index Fund

services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$104,655,944	$—	$—	$104,655,944
Futures*	2,755	—	—	2,755
Total Investments	$104,658,699	$—	$—	$104,658,699

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk
Futures contracts(a)	$2,755	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended December 31, 2013

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures*
Realized Gain
Equity risk	$229,314
Change in Unrealized Appreciation
Equity risk	8,954
Total	$238,268

*	The average notional value of futures contracts outstanding during the period was $774,380.

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	10	March-2014	$920,550	$2,755

Invesco V.I. S&P 500 Index Fund

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of December 31, 2013.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities		Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty					Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.	$2,755	*	$—	$2,755	$—	$—	$2,755

*	Includes cumulative appreciation of futures contracts.

NOTE 5—Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the year ended December 31, 2013.

	Value 12/31/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value 12/31/13	Dividend Income
Invesco Ltd.	$87,506	$1,181	$(19,053)	$28,526	$3,250	$101,410	$2,583

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$1,851,483	$1,860,371

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,544,822
Net unrealized appreciation — investments	56,489,081
Temporary book/tax differences	(28,678)
Capital loss carryforward	(454,992)
Shares of beneficial interest	47,096,603
Total net assets	$104,646,836

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

Invesco V.I. S&P 500 Index Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $8,108,809 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$454,992	$—	$454,992

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $3,665,500 and $22,218,099, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$57,085,748
Aggregate unrealized (depreciation) of investment securities	(596,667)
Net unrealized appreciation of investment securities	$56,489,081

Cost of investments for tax purposes is $48,166,863.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of Real Estate Investment Trust distributions, on December 31, 2013, undistributed net investment income was increased by $30,413 and undistributed net realized gain (loss) was decreased by $30,413. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	48,401	$717,236	105,935	$1,307,486
Series II	324,206	4,648,129	276,994	3,486,131

Issued as reinvestment of dividends:
Series I	46,336	706,162	51,977	676,218
Series II	75,449	1,145,321	91,440	1,184,153

Reacquired:
Series I	(414,240)	(6,160,380)	(520,544)	(6,526,618)
Series II	(1,351,173)	(19,803,858)	(1,288,365)	(16,048,641)
Net increase (decrease) in share activity	(1,271,021)	$(18,747,390)	(1,282,563)	$(15,921,271)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. S&P 500 Index Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/ or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$12.89	$0.24	$3.84	$4.08	$(0.31)	$16.66	31.91%	$36,853	0.41	%(d)	0.41	%(d)	1.63	%(d)	4%
Year ended 12/31/12	11.36	0.25	1.54	1.79	(0.26)	12.89	15.77	32,634	0.33		0.39		1.97		4
Year ended 12/31/11	11.42	0.21	(0.04)	0.17	(0.23)	11.36	1.76	32,889	0.28		0.31		1.81		4
Year ended 12/31/10	10.14	0.19	1.29	1.48	(0.20)	11.42	14.87	37,651	0.28		0.42		1.79		6
Year ended 12/31/09	8.27	0.18	1.94	2.12	(0.25)	10.14	26.34	38,873	0.28	(e)	0.28	(e)	2.09	(e)	5
Series II
Year ended 12/31/13	12.83	0.20	3.82	4.02	(0.27)	16.58	31.55	67,793	0.66	(d)	0.66	(d)	1.38	(d)	4
Year ended 12/31/12	11.30	0.22	1.54	1.76	(0.23)	12.83	15.52	64,657	0.58		0.64		1.72		4
Year ended 12/31/11	11.35	0.18	(0.03)	0.15	(0.20)	11.30	1.53	67,378	0.53		0.56		1.56		4
Year ended 12/31/10	10.08	0.16	1.28	1.44	(0.17)	11.35	14.58	88,407	0.53		0.67		1.54		6
Year ended 12/31/09	8.21	0.16	1.93	2.09	(0.22)	10.08	26.06	91,515	0.53	(e)	0.53	(e)	1.84	(e)	5

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $34,999 and $66,889 for Series I and Series II shares, respectively.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios was less than 0.005%.

Invesco V.I. S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. S&P 500 Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. S&P 500 Index Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 2009 were audited by another independent registered public accounting firm whose report dated February 26, 2010 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,160.60	$2.23	$1,023.14	$2.09	0.41%
Series II	1,000.00	1,160.00	3.59	1,021.88	3.36	0.66

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. S&P 500 Index Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. S&P 500 Index Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. S&P 500 Index Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Small Cap Equity Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VISCE-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Small Cap Equity Fund had positive returns but underperformed its style-specific benchmark, the Russell 2000 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	37.47%
Series II Shares	37.08
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 2000 Index■ (Style-Specific Index)	38.82
Lipper VUF Small-Cap Core Funds Index¿ (Peer Group Index)	37.32

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

    We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

    Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

■	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.
■	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
■	Timeliness analysis. Identifying the timeliness of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.

    Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the index we believe represents the small-cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark and staying fully diversified in all those sectors. We also seek to limit stock-specific risk by typically investing in 120 to 130 stocks.

    We consider selling a stock when it no longer meets our investment criteria, based on:

■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.
■	The company’s timeliness profile deteriorates.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

Portfolio Composition
By sector
Financials	20.2%
Industrials	18.5
Information Technology	16.8
Consumer Discretionary	15.4
Health Care	12.2
Energy	6.2
Materials	6.0
Utilities	1.7
Consumer Staples	1.6
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
1. Trex Co., Inc.	1.5%
2. EnerSys	1.4
3. La-Z-Boy Inc.	1.3
4. SS&C Technologies Holdings, Inc.	1.3
5. Cray, Inc.	1.3
6. Graphic Packaging Holding Co.	1.3
7. Bally Technologies Inc.	1.2
8. Old Dominion Freight Line, Inc.	1.2
9. Interface, Inc.	1.2
10. ARRIS Group Inc.	1.2

Top Five Industries*
1. Regional Banks	10.4%
2. Application Software	4.0
3. Restaurants	4.1
4. Oil & Gas Equipment & Services	3.4
5. Industrial Machinery	3.1

Total Net Assets	$396.8 million

Total Number of Holdings*	106

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security. *Excluding money market fund holdings.

Invesco V.I. Small Cap Equity Fund

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

    The Fund had solid positive returns, yet underperformed the strong returns of the benchmark Russell 2000 Index. The Fund outperformed significantly in the financials sector due to strong stock selection and also did well in the consumer discretionary, utilities, energy and materials sectors. However this was offset by negative stock selection in the information technology and industrials sectors, as well as the relative drag of a small cash position during a period of strong market performance. Fund positioning is based primarily on our bottom-up stock selection process, and our long-term investment horizon leads to relatively low turnover.

    The Fund outperformed its style-specific index by the widest margin in the financials sector due primarily to positive stock selection. Discount broker and bank holding company E*Trade Financial contributed to Fund performance as it benefited from a re-acceleration in customer trading activity. Merger and acquisition specialist firm Evercore Partners and asset management firm Affiliated Managers Group were also solid contributors during the year as their revenue prospects rose along with equity markets.

    The Fund also outperformed in the consumer discretionary sector due to positive stock selection. Home furniture company La-Z-Boy was a solid contributor as it repeatedly beat expectations and the stock more than doubled during the year. Nexstar Broadcasting Group also contributed to results as it made several accretive acquisitions of smaller networks.

    Information technology was an area of underperformance for the Fund during the year. Two semiconductor companies, Fairchild Semiconductor and Semtech, were large detractors from performance. Fairchild Semiconductor reported earnings below market expectations and lowered earnings guidance, which pressured the stock downward. Semtech traded lower on concerns about temporary inventory build ups for a smartphone manufacturer to which it is a major supplier; this led the company to lower earnings guidance.

    The Fund also underperformed in the industrials sector based on stock selection. AeroVironment is a manufacturer of small unmanned aircraft systems for the Department of Defense (DoD). While the company has consistently launched new products to drive growth and increase US military situational awareness, the stock was hit hard by the sequester and funding delays at the DoD and was sold during the year.

    We thank you for your commitment to Invesco V.I. Small Cap Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco V.I. Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Small Cap Equity Fund.
He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

Invesco V.I. Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source: Lipper Inc.
3	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (8/29/03)	10.36%
10 Years	9.29
5 Years	19.36
1 Year	37.47

Series II Shares
Inception (8/29/03)	10.10%
10 Years	9.04
5 Years	19.05
1 Year	37.08

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.06% and 1.31%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Small Cap Equity Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core variable insurance underlying funds tracked by Lipper.

    The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.57%
Advertising–1.01%
Interpublic Group of Cos., Inc. (The)	225,418	$3,989,899

Aerospace & Defense–0.91%
Triumph Group, Inc.	47,498	3,613,173

Apparel Retail–0.38%
bebe stores, inc.	287,228	1,528,053

Apparel, Accessories & Luxury Goods–1.31%
Columbia Sportswear Co.	22,834	1,798,178
PVH Corp.	24,914	3,388,802
		5,186,980

Application Software–4.09%
Actuate Corp.(b)	193,347	1,490,705
Cadence Design Systems, Inc.(b)	239,463	3,357,271
Informatica Corp.(b)	87,312	3,623,448
MicroStrategy Inc.–Class A(b)	20,429	2,538,099
SS&C Technologies Holdings, Inc.(b)	118,087	5,226,531
		16,236,054

Asset Management & Custody Banks–1.39%
Affiliated Managers Group, Inc.(b)	20,355	4,414,593
Artisan Partners Asset Management, Inc.–Class A	16,760	1,092,584
		5,507,177

Auto Parts & Equipment–0.96%
TRW Automotive Holdings Corp.(b)	51,173	3,806,759

Automobile Manufacturers–1.11%
Thor Industries, Inc.	80,050	4,421,161

Automotive Retail–1.14%
Penske Automotive Group, Inc.	95,872	4,521,323

Biotechnology–1.01%
Cubist Pharmaceuticals, Inc.(b)	58,505	4,029,239

Broadcasting–1.04%
Nexstar Broadcasting Group, Inc.–Class A	73,901	4,118,503

Building Products–2.49%
Apogee Enterprises, Inc.	112,985	4,057,291
Trex Co., Inc.(b)	73,381	5,835,991
		9,893,282

Casinos & Gaming–1.23%
Bally Technologies Inc.(b)	62,280	4,885,866

Communications Equipment–1.85%
ARRIS Group Inc.(b)	191,120	4,656,639
JDS Uniphase Corp.(b)	205,718	2,670,219
		7,326,858

	Shares	Value
Computer Hardware–1.31%
Cray, Inc.(b)	189,043	$5,191,121

Construction & Engineering–1.80%
Foster Wheeler AG (Switzerland)(b)	140,263	4,631,484
Primoris Services Corp.	81,037	2,522,682
		7,154,166

Construction Materials–0.97%
Eagle Materials Inc.	49,627	3,842,619

Data Processing & Outsourced Services–2.04%
Jack Henry & Associates, Inc.	72,976	4,320,909
MAXIMUS, Inc.	85,904	3,778,917
		8,099,826

Diversified Chemicals–0.98%
FMC Corp.	51,363	3,875,852

Diversified REIT’s–0.75%
Lexington Realty Trust(c)	290,100	2,961,921

Electrical Components & Equipment–1.35%
EnerSys	76,361	5,352,142

Electronic Components–1.16%
Belden Inc.	65,275	4,598,624

Electronic Equipment & Instruments–1.73%
Coherent, Inc.(b)	52,786	3,926,750
FEI Co.	32,771	2,928,417
		6,855,167

Electronic Manufacturing Services–1.03%
Sanmina Corp.(b)	245,495	4,099,766

Environmental & Facilities Services–2.00%
Team, Inc.(b)	92,779	3,928,263
Waste Connections, Inc.	92,363	4,029,797
		7,958,060

Food Distributors–0.90%
United Natural Foods, Inc.(b)	47,494	3,580,573

Gas Utilities–0.90%
UGI Corp.	86,508	3,586,622

Health Care Equipment–1.89%
Teleflex Inc.	35,425	3,324,991
Wright Medical Group, Inc.(b)	135,389	4,157,796
		7,482,787

Health Care Facilities–2.45%
Amsurg Corp.(b)	55,105	2,530,422
Community Health Systems Inc.(b)	88,684	3,482,621
LifePoint Hospitals, Inc.(b)	70,342	3,716,871
		9,729,914

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Health Care Services–1.53%
IPC The Hospitalist Co.(b)	56,053	$3,328,988
Premier Inc.–Class A(b)	75,002	2,757,073
		6,086,061

Health Care Supplies–1.79%
Haemonetics Corp.(b)	71,134	2,996,875
West Pharmaceutical Services, Inc.	84,100	4,125,946
		7,122,821

Home Furnishings–1.34%
La-Z-Boy Inc.	171,880	5,328,280

Homefurnishing Retail–0.81%
Pier 1 Imports, Inc.	139,945	3,229,931

Industrial Machinery–3.07%
TriMas Corp.(b)	109,507	4,368,234
Valmont Industries, Inc.	23,166	3,454,514
Watts Water Technologies, Inc.–Class A	70,469	4,359,917
		12,182,665

Insurance Brokers–0.90%
Arthur J. Gallagher & Co.	75,729	3,553,962

Internet Software & Services–1.48%
SciQuest, Inc.(b)	65,433	1,863,532
ValueClick, Inc.(b)	170,938	3,994,821
		5,858,353

Investment Banking & Brokerage–2.18%
E*TRADE Financial Corp.(b)	205,815	4,042,207
Evercore Partners Inc.–Class A	76,972	4,601,386
		8,643,593

Life & Health Insurance–0.99%
StanCorp Financial Group, Inc.	59,454	3,938,827

Life Sciences Tools & Services–1.58%
Bio-Rad Laboratories, Inc.–Class A(b)	22,924	2,833,636
Charles River Laboratories International, Inc.(b)	64,924	3,443,569
		6,277,205

Multi-Line Insurance–1.02%
American Financial Group, Inc.	69,944	4,037,168

Office REIT’s–0.71%
Douglas Emmett, Inc.	121,200	2,822,748

Office Services & Supplies–1.19%
Interface, Inc.	214,655	4,713,824

Oil & Gas Equipment & Services–3.40%
Dresser-Rand Group, Inc.(b)	48,283	2,879,115
Helix Energy Solutions Group Inc.(b)	148,260	3,436,667
Oceaneering International, Inc.	45,270	3,570,898
Oil States International, Inc.(b)	35,321	3,592,852
		13,479,532

	Shares	Value
Oil & Gas Exploration & Production–2.51%
Energen Corp.	47,964	$3,393,453
Rosetta Resources, Inc.(b)	60,748	2,918,334
Ultra Petroleum Corp.(b)(c)	169,014	3,659,153
		9,970,940

Oil & Gas Storage & Transportation–1.14%
Targa Resources Corp.	51,413	4,533,084

Packaged Foods & Meats–0.69%
TreeHouse Foods, Inc.(b)	39,844	2,746,048

Paper Packaging–1.28%
Graphic Packaging Holding Co.(b)	527,942	5,068,243

Paper Products–0.79%
Schweitzer–Mauduit International, Inc.	60,579	3,118,001

Pharmaceuticals–1.94%
Endo Health Solutions Inc.(b)	57,333	3,867,684
Medicines Co. (The)(b)	99,480	3,841,918
		7,709,602

Real Estate Services–0.93%
Jones Lang LaSalle Inc.	36,039	3,690,033

Regional Banks–10.42%
BancorpSouth, Inc.	163,356	4,152,509
Boston Private Financial Holdings, Inc.	322,919	4,075,238
CVB Financial Corp.	251,020	4,284,911
East West Bancorp, Inc.	115,204	4,028,684
Glacier Bancorp, Inc.	152,621	4,546,580
PacWest Bancorp(c)	100,944	4,261,856
Texas Capital Bancshares, Inc.(b)	69,777	4,340,129
Webster Financial Corp.	117,015	3,648,528
Western Alliance Bancorp(b)	168,545	4,021,484
Wintrust Financial Corp.	86,084	3,970,194
		41,330,113

Restaurants–4.04%
Cracker Barrel Old Country Store, Inc.	34,721	3,821,740
DineEquity, Inc.	40,423	3,377,342
Papa John’s International, Inc.	97,550	4,428,770
Red Robin Gourmet Burgers Inc.(b)	59,996	4,412,106
		16,039,958

Semiconductor Equipment–0.64%
Veeco Instruments Inc.(b)	77,048	2,535,650

Semiconductors–2.64%
Fairchild Semiconductor International, Inc.(b)	204,755	2,733,479
Hittite Microwave Corp.(b)	49,271	3,041,499
Power Integrations, Inc.	33,547	1,872,594
Semtech Corp.(b)	111,937	2,829,767
		10,477,339

Specialized REIT’s–0.89%
LaSalle Hotel Properties	114,288	3,526,928

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

	Shares	Value
Specialty Chemicals–1.06%
Minerals Technologies Inc.	70,083	$4,209,886

Specialty Stores–1.04%
GNC Holdings, Inc.–Class A	70,444	4,117,452

Steel–0.90%
Haynes International, Inc.	64,429	3,559,058

Trading Companies & Distributors–1.75%
Beacon Roofing Supply, Inc.(b)	85,324	3,436,851
MRC Global Inc.(b)	108,424	3,497,758
		6,934,609

Trucking–2.74%
Celadon Group, Inc.	178,794	3,482,907
Landstar System, Inc.	44,330	2,546,758
Old Dominion Freight Line, Inc.(b)	91,127	4,831,554
		10,861,219
Total Common Stocks & Other Equity Interests (Cost $258,048,029)		391,136,620

	Shares	Value
Money Market Funds–1.93%
Liquid Assets Portfolio– Institutional Class(d)	3,831,161	$3,831,161
Premier Portfolio–Institutional Class(d)	3,831,161	3,831,161
Total Money Market Funds (Cost $7,662,322)		7,662,322
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.50% (Cost $265,710,351)		398,798,942

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.08%
Liquid Assets Portfolio– Institutional Class (Cost $8,237,400)(d)(e)	8,237,400	8,237,400
TOTAL INVESTMENTS–102.58% (Cost $273,947,751)		407,036,342
OTHER ASSETS LESS LIABILITIES–(2.58)%		(10,249,143)
NET ASSETS–100.00%		$396,787,199

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$8,083,209	$(8,083,209)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $258,048,029)*	$391,136,620
Investments in affiliated money market funds, at value and cost	15,899,722
Total investments, at value (Cost $273,947,751)	407,036,342
Receivable for:
Investments sold	22,245
Fund shares sold	138,968
Dividends	215,460
Investment for trustee deferred compensation and retirement plans	67,966
Total assets	407,480,981

Liabilities:
Payable for:
Investments purchased	1,775,616
Fund shares reacquired	284,514
Collateral upon return of securities loaned	8,237,400
Accrued fees to affiliates	303,967
Accrued trustees’ and officers’ fees and benefits	1,126
Accrued other operating expenses	14,903
Trustee deferred compensation and retirement plans	76,256
Total liabilities	10,693,782
Net assets applicable to shares outstanding	$396,787,199

Net assets consist of:
Shares of beneficial interest	$232,933,801
Undistributed net investment income (loss)	(69,251)
Undistributed net realized gain	30,834,058
Net unrealized appreciation	133,088,591
$396,787,199

Net Assets:
Series I	$262,261,141
Series II	$134,526,058

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	10,308,120
Series II	5,412,951
Series I:
Net asset value per share	$25.44
Series II:
Net asset value per share	$24.85

*	At December 31, 2013, securities with an aggregate value of $8,083,209 were on loan to brokers.

Investment income:
Dividends	$2,933,402
Dividends from affiliated money market funds (includes securities lending income of $9,127)	13,682
Total investment income	2,947,084

Expenses:
Advisory fees	2,482,217
Administrative services fees	888,018
Custodian fees	20,016
Distribution fees — Series II	266,951
Transfer agent fees	29,228
Trustees’ and officers’ fees and benefits	38,548
Other	71,944
Total expenses	3,796,922
Less: Fees waived	(10,024)
Net expenses	3,786,898
Net investment income (loss)	(839,814)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $8,303,442)	32,663,764
Foreign currencies	(458)
32,663,306
Change in net unrealized appreciation of investment securities	73,797,391
Net realized and unrealized gain	106,460,697
Net increase in net assets resulting from operations	$105,620,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(839,814)	$(4,350)
Net realized gain	32,663,306	23,944,272
Change in net unrealized appreciation	73,797,391	11,974,353
Net increase in net assets resulting from operations	105,620,883	35,914,275

Distributions to shareholders from net investment income:
Series l	(18,704)	—

Distributions to shareholders from net realized gains:
Series l	(2,245,454)	—
Series ll	(1,170,993)	—
Total distributions from net realized gains	(3,416,447)	—

Share transactions–net:
Series l	(13,141,327)	(39,139,088)
Series ll	19,081,654	19,908,002
Net increase (decrease) in net assets resulting from share transactions	5,940,327	(19,231,086)
Net increase in net assets	108,126,059	16,683,189

Net assets:
Beginning of year	288,661,140	271,977,951
End of year (includes undistributed net investment income (loss) of $(69,251) and $(42,415), respectively)	$396,787,199	$288,661,140

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual

Invesco V.I. Small Cap Equity Fund

trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

Invesco V.I. Small Cap Equity Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Small Cap Equity Fund

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $10,024.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $82,025 for accounting and fund administrative services and reimbursed $805,993 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $3,411,901 and securities sales of $23,837,851, which resulted in net realized gains of $8,303,442.

Invesco V.I. Small Cap Equity Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$18,704	$—
Long-term capital gain	3,416,447	—
Total distributions	$3,435,151	$—

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,316,012
Undistributed long-term gain	30,202,159
Net unrealized appreciation — investments	132,404,478
Temporary book/tax differences	(69,251)
Shares of beneficial interest	232,933,801
Total net assets	$396,787,199

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $119,710,904 and $116,267,570, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$134,727,933
Aggregate unrealized (depreciation) of investment securities	(2,323,455)
Net unrealized appreciation of investment securities	$132,404,478

Cost of investments for tax purposes is $274,631,864.

Invesco V.I. Small Cap Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2013, undistributed net investment income (loss) was increased by $831,682 and undistributed net realized gain was decreased by $831,682. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	2,964,453	$66,823,332	1,730,024	$30,750,303
Series II	1,547,577	33,492,296	1,905,358	33,006,752

Issued as reinvestment of dividends:
Series I	97,551	2,264,158	—	—
Series II	51,608	1,170,993	—	—

Reacquired:
Series I	(3,750,878)	(82,228,817)	(3,973,525)	(69,889,391)
Series II	(725,014)	(15,581,635)	(760,691)	(13,098,750)
Net increase (decrease) in share activity	185,297	$5,940,327	(1,098,834)	$(19,231,086)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$18.69	$(0.04)	$7.02	$6.98	$(0.00)	$(0.23)	$(0.23)	$25.44	37.47%	$262,261	1.05	%(d)	1.05	%(d)	(0.17	)%(d)	35%
Year ended 12/31/12	16.41	0.01	2.27	2.28	—	—	—	18.69	13.89	205,566	1.06		1.06		0.05		36
Year ended 12/31/11	16.53	(0.05)	(0.07)	(0.12)	—	—	—	16.41	(0.73)	217,287	1.06		1.06		(0.27)		61
Year ended 12/31/10	12.86	(0.02)	3.69	3.67	—	—	—	16.53	28.54	220,925	1.07		1.07		(0.11)		46
Year ended 12/31/09	10.62	(0.00)	2.26	2.26	(0.02)	—	(0.02)	12.86	21.29	178,949	1.09		1.09		(0.01)		46
Series II
Year ended 12/31/13	18.31	(0.09)	6.86	6.77	—	(0.23)	(0.23)	24.85	37.08	134,526	1.30	(d)	1.30	(d)	(0.42	)(d)	35
Year ended 12/31/12	16.11	(0.03)	2.23	2.20	—	—	—	18.31	13.66	83,096	1.31		1.31		(0.20)		36
Year ended 12/31/11	16.27	(0.09)	(0.07)	(0.16)	—	—	—	16.11	(0.98)	54,691	1.31		1.31		(0.52)		61
Year ended 12/31/10	12.69	(0.05)	3.63	3.58	—	—	—	16.27	28.21	33,670	1.32		1.32		(0.36)		46
Year ended 12/31/09	10.51	(0.03)	2.23	2.20	(0.02)	—	(0.02)	12.69	20.90	14,048	1.34		1.34		(0.26)		46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $228,112 and $106,780 for Series I and Series II shares, respectively.

Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,197.20	$5.87	$1,019.86	$5.40	1.06%
Series II	1,000.00	1,195.80	7.25	1,018.60	6.67	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,416,447
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Small Cap Equity Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Technology Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VITEC-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

US equity markets enjoyed strong double-digit returns for the year ended December 31, 2013, despite slow but steady improvements in the economy and gridlock in Washington. Information technology (IT) stocks also participated in the equity rally, even as enterprise spending remained tepid. Invesco V.I. Technology Fund underperformed the Bank of America Merrill Lynch 100 Technology Index (price-only), the Fund’s style-specific index, primarily as a result of security selection in the semiconductors, computers and peripherals, and software industries.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	25.14%
Series II Shares	24.79
S&P 500 Index‚ (Broad Market Index)	32.39
Bank of America Merrill Lynch 100 Technology Index (price-only)■ (Style-Specific Index)	40.19
Lipper VUF Science & Technology Funds Classification Average■ (Peer Group)	31.32

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

We seek to grow capital by investing in companies we believe are capable of generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies we believe have a strategic advantage over their competition and operate in industries we believe to be beneficiaries of secular trends. The Fund invests in industries such as computer hardware, software, communications equipment, semiconductors and service-related companies in the IT sector.

    We use a research-oriented, bottom-up investment approach focusing on company fundamentals and growth prospects. We place great emphasis on companies exhibiting high returns on invested capital and generating free cash flow – metrics we believe are good indicators of financial health and growth potential. We seek companies with management teams that maintain high-quality balance sheets and manageable debt levels. Valuation also plays a critical role in stock selection.

    Risk management is an integral part of our portfolio construction process as we attempt to limit volatility and downside risk. Only stocks that exhibit a proper balance of risk and reward are chosen for the portfolio. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies in which we invest. The portfolio is constructed with the goal of holding a diversified portfolio of stocks we believe are best suited to capitalize on secular trends in the IT sector.

    We may reduce or eliminate a holding when:

■	A stock’s price reaches its valuation target.
■	A company’s fundamentals change or deteriorate.
■	It no longer meets our investment criteria.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector, while the telecommunication services and utilities sectors were laggards.

Portfolio Composition
By sector
Information Technology	92.5%
Consumer Discretionary	5.9
Financials	0.2
Money Market Funds Plus Other Assets Less Liabilities	1.4

Top 10 Equity Holdings*
1. Google Inc.-Class A	6.7%
2. Apple Inc.	5.6
3. QUALCOMM, Inc.	4.6
4. MasterCard, Inc.-Class A	4.4
5. Facebook Inc.-Class A	3.9
6. Salesforce.com, Inc.	3.8
7. Alliance Data Systems Corp.	3.0
8. Microsoft Corp.	2.6
9. Informatica Corp.	2.3
10. ARRIS Group Inc.	2.2

Total Net Assets	$106.4 million

Total Number of Holdings*	68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Technology Fund

    On an absolute basis, the Fund experienced the greatest benefit from holdings in the following IT industries: Internet software and services, IT services, software and semiconductors. Holdings in the professional services industry in the industrials sector, however, detracted from the Fund’s absolute performance during the year.

    Relative to the Fund’s style-specific index, underperformance was primarily attributable to security selection and underweight exposure to the semiconductors industry, security selection in the computers and peripherals industry, and security selection and overweight exposure to the software industry. Contributors to performance included security selection in the Internet software and services industry, as well as overweight exposure to the Internet and catalog retail industry. Additionally, a lack of holdings in the office electronics industry benefited the Fund’s performance relative to its style-specific index.

    The top individual contributor to the Fund’s absolute and relative performance for the year was Google. During the year, Google’s stock performance was driven by strength in its core search business, as well as operating margin expansion.

    Facebook was also among the top individual contributors to Fund performance for the year and the top benchmark-relative contributor. Shares of Facebook jumped higher in July, following the release of the company’s second quarter results that showed revenues and profits re-accelerated as the company moved advertising into the news feed section of its application. Facebook also attributed the results to increased mobile users, and subsequently increased mobile advertising revenues. Shares continued to rise through year end, when the company was added as a constituent to the S&P 500 Index.

    Following approximately three years of fairly steady price appreciation, the share price of Apple fell meaningfully during the first half of the year. We reduced our overweight exposure in Apple because we believed the current product cycle would not be as strong as previous cycles, as the iPhone 5 lacked new innovative features in our opinion. Apple, which continued to represent a large overweight holding for the Fund relative to the style-specific index, was among the top absolute and relative detractors from Fund performance despite the fact that shares of Apple recovered in the second half of the year. This relative underperformance was exaggerated by the fact that all holdings in the style-specific index are held at equal weights. We continue to believe Apple holds a sustainable competitive advantage over peers; therefore, it remains a top Fund holding.

    Fortinet, a worldwide provider of network security solutions, was also among the top detractors from Fund performance. Throughout the year, the company lowered earnings guidance for its quarterly results to levels below what analysts were expecting. Additionally, Fortinet recently underwent executive changes, including changes to the president and chief financial officer positions. We exited the position as a result of its weakened outlook and management changes.

    In general, the Fund was positioned for an improving macroeconomic backdrop, subsequent increases in enterprise and telecommunications spending, and an expected decrease in US government spending. As such, the portfolio held overweight exposures, relative to the style-specific benchmark, in economically sensitive industries at year end, including: Internet and catalog retail, communications equipment, Internet software and services, and software. Conversely, we were underweight in the IT services, semiconductors, electronic equipment and instruments, and computer and peripherals industries. Additionally, the Fund did not have exposure to office electronics or diversified telecommunication services – industries in which the style-specific index had minor exposure.

    We remain confident about the medium-term outlook for the IT sector, primarily because of the potential for increased enterprise spending. We believe that many businesses remained reluctant to hire additional employees due to ancillary costs, opting instead to use IT to boost productivity. Additionally, we believe the technology needs of emerging market economies are likely to continue to increase. At the close of the year, we also saw possible improvements in credit markets and stabilization of demand patterns, both conducive to continued secular growth. We believe that in the long term, the IT sector may continue to benefit from three key secular themes, which are independent of any short-term catalysts:

■	Globalization. The desire for productivity gains supports increased technology use in international markets.
■	Consumerization. Technology demand is consumer-driven.
■	Proliferation. Technology continues to penetrate products ranging from automobiles and industrial controls to sporting gear and alternative energy.

    As always, we thank you for your continued investment in Invesco V.I. Technology Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Warren Tennant Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I. Technology Fund.
He joined Invesco in 2000. Mr. Tennant earned a BBA in finance and an MBA from The University of Texas at Austin.

Brian Nelson Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Technology Fund.
He joined Invesco in 2004. Mr. Nelson earned a BA from the University of California, Santa Barbara.

Invesco V.I. Technology Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13
Series I Shares
Inception (5/20/97)	4.67%
10 Years	5.95
5 Years	20.35
1 Year	25.14

Series II Shares
10 Years	5.66%
5 Years	20.07
1 Year	24.79

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.16% and 1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Technology Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Technology Fund

Invesco V.I. Technology Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Technology sector risk. Many products and services offered in technology-

related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Bank of America Merrill Lynch 100 Technology Index (price-only) is an unmanaged, price-only, equal-dollar-weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts.

    The Lipper VUF Science & Technology Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Science & Technology Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Technology Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.56%
Application Software–13.84%
Aspen Technology, Inc.(b)	37,732	$1,577,198
Cadence Design Systems, Inc.(b)	112,977	1,583,937
Citrix Systems, Inc.(b)	14,086	890,939
Informatica Corp.(b)	57,702	2,394,633
MicroStrategy Inc.–Class A(b)	8,882	1,103,500
Qlik Technologies Inc.(b)	28,727	765,000
Salesforce.com, Inc.(b)	72,361	3,993,604
SolarWinds, Inc.(b)	13,993	529,355
SS&C Technologies Holdings, Inc.(b)	42,374	1,875,473
		14,713,639

Communications Equipment–13.98%
ARRIS Group Inc.(b)	96,991	2,363,186
Ciena Corp.(b)	24,211	579,369
Cisco Systems, Inc.	80,371	1,804,329
F5 Networks, Inc.(b)	24,775	2,251,056
Finisar Corp.(b)	39,985	956,441
JDS Uniphase Corp.(b)	98,660	1,280,607
Juniper Networks, Inc.(b)	24,672	556,847
QUALCOMM, Inc.	65,872	4,890,996
Telefonaktiebolaget LM Ericsson–ADR (Sweden)	15,490	189,598
		14,872,429

Computer Hardware–7.65%
Apple Inc.	10,558	5,924,199
Cray, Inc.(b)	45,139	1,239,517
Hewlett-Packard Co.	34,723	971,550
		8,135,266

Computer Storage & Peripherals–0.84%
EMC Corp.	35,519	893,303

Data Processing & Outsourced Services–9.17%
Alliance Data Systems Corp.(b)(c)	12,065	3,172,250
MasterCard, Inc.–Class A	5,623	4,697,792
Visa Inc.–Class A	8,476	1,887,436
		9,757,478

Electronic Manufacturing Services–1.81%
Sanmina Corp.(b)	114,990	1,920,333

Internet Retail–4.58%
Amazon.com, Inc.(b)	5,040	2,009,902
Priceline.com Inc.(b)	1,816	2,110,918
RetailMeNot, Inc.(b)(c)	26,133	752,369
		4,873,189

Internet Software & Services–17.39%
Dealertrack Technologies Inc.(b)	12,189	586,047
eBay Inc.(b)	16,399	900,141

	Shares	Value
Internet Software & Services–(continued)
Facebook Inc.–Class A(b)	76,124	$4,160,938
Google Inc.–Class A(b)	6,310	7,071,680
HomeAway Inc.(b)	33,036	1,350,512
Millennial Media Inc.(b)(c)	57,051	414,761
Twitter, Inc.(b)(c)	3,449	219,529
ValueClick, Inc.(b)	41,401	967,541
VeriSign, Inc.(b)(c)	32,965	1,970,648
Web.com Group Inc.(b)	26,798	851,908
		18,493,705

IT Consulting & Other Services–3.94%
Accenture PLC–Class A(b)	11,599	953,670
Cognizant Technology Solutions Corp.–Class A(b)	14,560	1,470,269
International Business Machines Corp.	9,429	1,768,597
		4,192,536

Other Diversified Financial Services–0.25%
BlueStream Ventures L.P. (Acquired 08/03/00-06/13/08; Acquisition Cost $3,149,655)(d)(e)	—	263,779

Semiconductor Equipment–2.57%
Applied Materials, Inc.	86,947	1,538,092
Teradyne, Inc.(b)(c)	42,377	746,683
Veeco Instruments Inc.(b)	13,692	450,604
		2,735,379

Semiconductors–14.43%
Altera Corp.	54,313	1,766,802
ARM Holdings PLC–ADR (United Kingdom)	10,551	577,562
Avago Technologies Ltd.	35,560	1,880,768
Cypress Semiconductor Corp.	70,130	736,365
Diodes Inc.(b)	17,652	415,881
Fairchild Semiconductor International, Inc.(b)	72,046	961,814
Intermolecular Inc.(b)	64,316	316,435
Lattice Semiconductor Corp.(b)	99,086	545,964
Microsemi Corp.(b)	58,694	1,464,415
NXP Semiconductors N.V. (Netherlands)(b)	49,763	2,285,615
ON Semiconductor Corp.(b)	178,834	1,473,592
Semtech Corp.(b)	19,667	497,182
Skyworks Solutions, Inc.(b)	48,107	1,373,936
Texas Instruments Inc.	24,031	1,055,201
		15,351,532

Systems Software–8.11%
CommVault Systems, Inc.(b)	15,081	1,129,265
Infoblox, Inc.(b)	17,055	563,156
MICROS Systems, Inc.(b)	12,919	741,163
Microsoft Corp.	74,082	2,772,889
Oracle Corp.	24,276	928,800
Red Hat, Inc.(b)	11,677	654,379

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

	Shares	Value
Systems Software–(continued)
Symantec Corp.	50,499	$1,190,767
VMware, Inc.–Class A(b)	7,127	639,363
		8,619,782
Total Common Stocks & Other Equity Interests (Cost $75,105,201)		104,822,350

Money Market Funds–1.47%
Liquid Assets Portfolio–Institutional Class(f)	779,173	779,173
Premier Portfolio–Institutional Class(f)	779,174	779,174
Total Money Market Funds (Cost $1,558,347)		1,558,347
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.03% (Cost $76,663,548)		106,380,697

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.14%
Liquid Assets Portfolio–Institutional Class (Cost $5,469,387)(f)(g)	5,469,387	$5,469,387
TOTAL INVESTMENTS–105.17% (Cost $82,132,935)		111,850,084
OTHER ASSETS LESS LIABILITIES–(5.17)%		(5,499,283)
NET ASSETS–100.00%		$106,350,801

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2013.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2013 represented less than 1% of the Fund’s Net Assets.
(e)	The Fund has a remaining commitment of $101,250 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset received by the Fund as of December 31. 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$5,425,170	$(5,425,170)	$—

*Amount	does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $75,105,201)*	$104,822,350
Investments in affiliated money market funds, at value and cost	7,027,734
Total investments, at value (Cost $82,132,935)	111,850,084
Receivable for:
Fund shares sold	148,915
Dividends	12,861
Investment for trustee deferred compensation and retirement plans	62,796
Other assets	5,755
Total assets	112,080,411

Liabilities:
Payable for:
Fund shares reacquired	101,132
Collateral upon return of securities loaned	5,469,387
Accrued fees to affiliates	66,263
Accrued trustees’ and officers’ fees and benefits	938
Accrued other operating expenses	23,265
Trustee deferred compensation and retirement plans	68,625
Total liabilities	5,729,610
Net assets applicable to shares outstanding	$106,350,801

Net assets consist of:
Shares of beneficial interest	$65,658,304
Undistributed net investment income	2,102,537
Undistributed net realized gain	8,872,811
Net unrealized appreciation	29,717,149
$106,350,801

Net Assets:
Series I	$103,151,215
Series II	$3,199,586

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	5,312,747
Series II	169,289
Series I:
Net asset value per share	$19.42
Series II:
Net asset value per share	$18.90

*	At December 31, 2013, securities with an aggregate value of $5,425,170 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $3,713)	$744,613
Dividends from affiliated money market funds (includes securities lending income of $2,410)	4,150
Total investment income	748,763

Expenses:
Advisory fees	732,743
Administrative services fees	287,103
Custodian fees	6,797
Distribution fees — Series II	6,423
Transfer agent fees	26,181
Trustees’ and officers’ fees and benefits	27,901
Other	67,025
Total expenses	1,154,173
Less: Fees waived	(3,689)
Net expenses	1,150,484
Net investment income (loss)	(401,721)

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains from securities sold to affiliates of $55,722)	9,373,941
Change in net unrealized appreciation of investment securities	13,198,790
Net realized and unrealized gain	22,572,731
Net increase in net assets resulting from operations	$22,171,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Technology Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(401,721)	$(450,495)
Net realized gain	9,373,941	9,554,276
Change in net unrealized appreciation	13,198,790	2,176,313
Net increase in net assets resulting from operations	22,171,010	11,280,094

Distributions to shareholders from net realized gains:
Series l	(7,820,860)	—
Series ll	(230,772)	—
Total distributions from net realized gains	(8,051,632)	—

Share transactions–net:
Series l	(5,971,175)	(16,315,465)
Series ll	713,763	331,851
Net increase (decrease) in net assets resulting from share transactions	(5,257,412)	(15,983,614)
Net increase (decrease) in net assets	8,861,966	(4,703,520)

Net assets:
Beginning of year	97,488,835	102,192,355
End of year (includes undistributed net investment income of $2,102,537 and $2,076,625, respectively)	$106,350,801	$97,488,835

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Technology Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. Technology Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $3,689.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $237,103 for services provided by insurance companies.

Invesco V.I. Technology Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $11 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$111,586,305	$—	$263,779	$111,850,084

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities sales of $536,617, which resulted in net realized gains of $55,722.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Technology Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Long-term capital gain	$8,051,632	$—

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$452,462
Undistributed long-term gain	8,517,678
Net unrealized appreciation — investments	31,783,418
Temporary book/tax differences	(61,061)
Shares of beneficial interest	65,658,304
Total net assets	$106,350,801

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnership interests.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $42,715,756 and $55,675,331, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,829,224
Aggregate unrealized (depreciation) of investment securities	(4,045,806)
Net unrealized appreciation of investment securities	$31,783,418

Cost of investments for tax purposes is $80,066,666.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership and net operating losses, on December 31, 2013, undistributed net investment income was increased by $427,633, undistributed net realized gain was decreased by $423,026 and shares of beneficial interest was decreased by $4,607. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Technology Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013 (a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	448,059	$8,062,294	678,900	$11,607,559
Series II	51,711	908,329	65,426	1,097,512

Issued as reinvestment of dividends:
Series I	434,492	7,820,860	—	—
Series II	13,157	230,772	—	—

Reacquired:
Series I	(1,221,518)	(21,854,329)	(1,662,300)	(27,923,024)
Series II	(23,922)	(425,338)	(45,637)	(765,661)
Net increase (decrease) in share activity	(298,021)	$(5,257,412)	(963,611)	$(15,983,614)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 65% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$16.87	$(0.07)	$4.19	$4.12	$—	$(1.57)	$(1.57)	$19.42	25.14%	$103,151	1.17	%(d)	1.17	%(d)	(0.40	)%(d)	45%
Year ended 12/31/12	15.16	(0.07)	1.78	1.71	—	—	—	16.87	11.28	95,371	1.16		1.16		(0.42)		42
Year ended 12/31/11	16.00	(0.10)	(0.71)	(0.81)	(0.03)	—	(0.03)	15.16	(5.05)	100,579	1.12		1.12		(0.62)		41
Year ended 12/31/10	13.19	0.02	2.79	2.81	—	—	—	16.00	21.30	128,304	1.14		1.14		0.18		43
Year ended 12/31/09	8.38	(0.03)	4.84	4.81	—	—	—	13.19	57.40	119,369	1.18		1.19		(0.27)		42
Series II
Year ended 12/31/13	16.50	(0.12)	4.09	3.97	—	(1.57)	(1.57)	18.90	24.79	3,200	1.42	(d)	1.42	(d)	(0.65	)(d)	45
Year ended 12/31/12	14.86	(0.11)	1.75	1.64	—	—	—	16.50	11.04	2,118	1.41		1.41		(0.67)		42
Year ended 12/31/11	15.71	(0.14)	(0.70)	(0.84)	(0.01)	—	(0.01)	14.86	(5.32)	1,613	1.37		1.37		(0.87)		41
Year ended 12/31/10	12.98	(0.01)	2.74	2.73	—	—	—	15.71	21.03	1,198	1.39		1.39		(0.07)		43
Year ended 12/31/09	8.26	(0.06)	4.78	4.72	—	—	—	12.98	57.14	417	1.43		1.44		(0.52)		42

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $95,130 and $2,569 for Series I and Series II, respectively.

Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Technology Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,197.50	$6.59	$1,019.21	$6.06	1.19%
Series II	1,000.00	1,195.70	7.97	1,017.95	7.32	1.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Technology Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$8,051,632
Corporate Dividends Received Deduction*	0%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Technology Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Technology Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Technology Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Utilities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

I-VIUTI-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Utilities Fund posted positive returns. The Fund’s results underperformed its style-specific benchmark, the S&P 500 Utilities Sector Total Return Index, and the broad market, as measured by the S&P 500 Index. The Fund’s holdings overall in the multi-utilities and electric utilities industries contributed the most to Fund performance; however, select electric utilities holdings also detracted from Fund performance as did select diversified telecommunication services holdings.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges. If variable product issuer charges were included, returns would be lower.

Series I Shares	10.76%
Series II Shares	10.52
S&P 500 Index‚ (Broad Market Index)	32.39
S&P 500 Utilities Sector Total Return Index‚ (Style-Specific Index)	13.21
Lipper VUF Utility Funds Classification Average¢ (Peer Group)	18.40

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.; ¢Lipper Inc.

How we invest

In selecting investments, we focus on companies in the electric utilities, natural gas, water and telecommunications industries. We emphasize companies with solid balance sheets and operational cash flows that support sustained or increasing dividends. Fundamental research and financial statement analysis are the backbone of our bottom-up investment process. Using a variety of valuation techniques, we estimate the potential return of holdings over a two-year investment period. We construct the portfolio to provide what we believe to be the best combination of price appreciation potential, dividend income and risk profile, and the Fund typically maintains full sector exposure. We strive to manage risk by maintaining an average of 30 to 50 positions, low portfolio turnover and a rigorous sell discipline.

Market conditions and your Fund

During the year ended December 31, 2013, major US stock market indexes rose to multiyear highs.1 Corporate earnings were resilient in the face of modest economic growth, driven by strong profitability across many sectors. Overall, fundamentals for corporations and consumers remained stable during the year following a significant recovery in prior years.

    Major US equity market indexes delivered strong double-digit gains and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector, while utilities and telecommunication services had the lowest.

    In the utilities sector, a number of holdings in the multi-utilities industry were among the top contributors to the Fund’s results, including Dominion Resources and Sempra Energy. Select investments in diversified telecommunication services and electric utilities, including Century-Link and Exelon, detracted from Fund results.

    Dominion Resources was the largest contributor to the Fund’s performance. The company provides electricity and natural gas to residential, commercial and industrial customers, predominately in the Mid-Atlantic, where it has benefited from a favorable regulatory environment. The company operates 11,000 miles of natural gas transmission, gathering and pipelines, as well as the largest US underground natural gas storage system, and has benefited from the rapid development of the Utica and Marcellus Shale regions.

    Sempra Energy, a regulated gas and electric utility company, was also among the largest contributors to Fund performance. The company’s operations are primarily in the southwestern United States and Latin America. In recent years, the company has focused on more profitable regulated businesses while divesting less attractive non-regulated assets. Sempra Energy’s stock benefited from this strategic focus by elevating future growth prospects from its gas pipelines and gas export businesses.

    Diversified telecommunication services company CenturyLink was the largest detractor from Fund performance during the year. The company provides a broad array of communications services including local and long distance voice, data, Internet access and broadband services. CenturyLink’s reduced dividend and new stock buyback program were followed by disappointing revenue results and guidance. Balance sheet strength, however, well covered the dividend and enabled the company to continue to invest in strategic revenue growth opportunities.

    Electric utility holding Exelon was another detractor from Fund performance during the year. Exelon is one of largest competitive power generators in the US. Prolonged low natural gas prices resulted in lower margins in its generation business. Management remains

Portfolio Composition
By sector

Utilities	88.2%
Telecommunication Services	8.4
Money Market Funds Plus Other Assets Less Liabilities	3.4

Top 10 Equity Holdings*

1. Portland General Electric Co.	5.4%
2. American Electric Power Co., Inc.	5.2
3. National Grid PLC	4.9
4. Pepco Holdings, Inc.	4.9
5. Exelon Corp.	4.7
6. Duke Energy Corp.	4.7
7. Dominion Resources, Inc.	4.2
8. Xcel Energy, Inc.	4.1
9. Southern Co. (The)	4.1
10. Northeast Utilities	3.7

Total Net Assets	$63.5 million

Total Number of Holdings*	32

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Utilities Fund

focused on controlling maintenance spending, growing earnings at the regulated business and improving synergies realized from the 2012 purchase of Constellation Energy Group.

    There were no major positioning changes in the Fund during the year. We continued to emphasize regulated over non-regulated companies. At the end of the year, the Fund’s largest industry allocations were in the electric utilities and multi-utilities industries.

    Thank you for your continued investment in Invesco V.I. Utilities Fund.

1	Source: Reuters

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Meggan Walsh Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I.
Utilities Fund. She joined Invesco in 1991. Ms. Walsh earned a BS in finance from the University of Maryland and an MBA from Loyola University Maryland.

Robert Botard Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Utilities
Fund. He joined Invesco in 1993. Mr. Botard earned a BBA in finance and a BBA in international business from The University of Texas at Austin. He also earned a Master of International Management degree from the Thunderbird School of Global Management.

Invesco V.I. Utilities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source: Lipper Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (12/30/94)	7.05%
10 Years	9.21
5 Years	10.30
1 Year	10.76

Series II Shares
10 Years	8.94%
5 Years	10.02
1 Year	10.52

Series II shares incepted on April 30, 2004. Performance shown prior to that date is that of Series I shares, restated to reflect the higher 12b-1 fees applicable to Series II shares. Series I performance reflects any applicable fee waivers or expense reimbursements. The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Utilities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Utilities Fund

Invesco V.I. Utilities Fund’s investment objective is long-term growth of capital and, secondarily, current income.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Sector fund risk. The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile than non-concentrated funds.

    Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Utilities sector risk. The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The S&P 500® Utilities Sector Total Return Index is an unmanaged index considered representative of the utilities market.

    The Lipper VUF Utility Funds Classification Average represents an average of all variable insurance underlying funds in the Lipper Utility Funds classification.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Utilities Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks–96.63%
Electric Utilities–50.68%
American Electric Power Co., Inc.	70,396	$3,290,309
Duke Energy Corp.	42,829	2,955,629
Edison International	43,761	2,026,134
Entergy Corp.	26,017	1,646,096
Exelon Corp.	108,475	2,971,130
Great Plains Energy Inc.	53,694	1,301,543
NextEra Energy, Inc.	7,047	603,364
Northeast Utilities	55,564	2,355,358
Pepco Holdings, Inc.	160,971	3,079,375
Pinnacle West Capital Corp.	27,747	1,468,371
Portland General Electric Co.	113,091	3,415,348
PPL Corp.	60,232	1,812,381
Southern Co. (The)	63,598	2,614,514
Xcel Energy, Inc.	94,087	2,628,791
		32,168,343

Gas Utilities–7.41%
AGL Resources Inc.	40,299	1,903,322
Atmos Energy Corp.	20,530	932,472
UGI Corp.	45,021	1,866,571
		4,702,365

Independent Power Producers & Energy Traders–4.20%
Calpine Corp.(b)	48,980	955,600
NRG Energy, Inc.	59,602	1,711,769
		2,667,369

Integrated Telecommunication Services–8.39%
AT&T Inc.	52,081	1,831,168
CenturyLink Inc.	39,935	1,271,930

	Shares	Value
Integrated Telecommunication Services–(continued)
Deutsche Telekom AG (Germany)	46,768	$799,789
Verizon Communications Inc.	28,967	1,423,438
		5,326,325

Multi-Utilities–25.95%
CMS Energy Corp.	47,154	1,262,313
Consolidated Edison, Inc.	20,420	1,128,818
Dominion Resources, Inc.	41,562	2,688,646
DTE Energy Co.	25,924	1,721,094
National Grid PLC (United Kingdom)	236,308	3,087,791
NiSource Inc.	27,525	905,022
Public Service Enterprise Group Inc.	54,089	1,733,011
Sempra Energy	22,100	1,983,696
TECO Energy, Inc.	113,485	1,956,481
		16,466,872
Total Common Stocks (Cost $46,915,848)		61,331,274

Money Market Funds–3.19%
Liquid Assets Portfolio–Institutional Class(c)	1,013,018	1,013,018
Premier Portfolio–Institutional Class(c)	1,013,019	1,013,019
Total Money Market Funds (Cost $2,026,037)		2,026,037
TOTAL INVESTMENTS–99.82% (Cost $48,941,885)		63,357,311
OTHER ASSETS LESS LIABILITIES–0.18%		112,612
NET ASSETS–100.00%		$63,469,923

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $46,915,848)	$61,331,274
Investments in affiliated money market funds, at value and cost	2,026,037
Total investments, at value (Cost $48,941,885)	63,357,311
Receivable for:
Fund shares sold	86,777
Dividends	208,734
Investment for trustee deferred compensation and retirement plans	70,089
Other assets	630
Total assets	63,723,541

Liabilities:
Payable for:
Fund shares reacquired	112,570
Accrued fees to affiliates	40,956
Accrued trustees’ and officers’ fees and benefits	1,036
Accrued other operating expenses	24,724
Trustee deferred compensation and retirement plans	74,332
Total liabilities	253,618
Net assets applicable to shares outstanding	$63,469,923

Net assets consist of:
Shares of beneficial interest	$44,465,590
Undistributed net investment income	1,764,410
Undistributed net realized gain	2,824,605
Net unrealized appreciation	14,415,318
$63,469,923

Net Assets:
Series I	$61,806,139
Series II	$1,663,784

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	3,630,100
Series II	98,374
Series I:
Net asset value per share	$17.03
Series II:
Net asset value per share	$16.91

Investment income:
Dividends	$2,559,817
Dividends from affiliated money market funds	2,695
Total investment income	2,562,512

Expenses:
Advisory fees	404,616
Administrative services fees	205,696
Custodian fees	7,187
Distribution fees — Series II	4,206
Transfer agent fees	22,357
Trustees’ and officers’ fees and benefits	26,745
Professional services fees	41,382
Other	19,078
Total expenses	731,267
Less: Fees waived	(5,589)
Net expenses	725,678
Net investment income	1,836,834

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	3,086,044
Foreign currencies	6,811
3,092,855
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,122,100
Foreign currencies	(2,482)
2,119,618
Net realized and unrealized gain	5,212,473
Net increase in net assets resulting from operations	$7,049,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Utilities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$1,836,834	$2,152,558
Net realized gain	3,092,855	1,529,973
Change in net unrealized appreciation (depreciation)	2,119,618	(1,257,024)
Net increase in net assets resulting from operations	7,049,307	2,425,507

Distributions to shareholders from net investment income:
Series I	(2,140,730)	(2,101,069)
Series ll	(43,877)	(47,190)
Total distributions from net investment income	(2,184,607)	(2,148,259)

Distributions to shareholders from net realized gains:
Series l	(1,490,858)	(2,398,617)
Series ll	(33,701)	(59,040)
Total distributions from net realized gains	(1,524,559)	(2,457,657)

Share transactions–net:
Series l	(5,600,398)	(4,662,802)
Series ll	(64,627)	(195,495)
Net increase (decrease) in net assets resulting from share transactions	(5,665,025)	(4,858,297)
Net increase (decrease) in net assets	(2,324,884)	(7,038,706)

Net assets:
Beginning of year	65,794,807	72,833,513
End of year (includes undistributed net investment income of $1,764,410 and $2,116,917, respectively)	$63,469,923	$65,794,807

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Utilities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital and, secondarily, current income.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

Invesco V.I. Utilities Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund

Invesco V.I. Utilities Fund

monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.

The Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

The following factors may affect the Fund’s investments in the utilities sector: governmental regulation, economic factors, ability of the issuer to obtain financing, prices of natural resources and risks associated with nuclear power.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.60% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2014, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $5,589.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants;

Invesco V.I. Utilities Fund

and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $50,000 for accounting and fund administrative services and reimbursed $155,696 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

For the year ended December 31, 2013, the Fund incurred $134 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$60,269,520	$3,087,791	$—	$63,357,311

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Invesco V.I. Utilities Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$2,201,346	$2,148,259
Long-term capital gain	1,507,820	2,457,657
Total distributions	$3,709,166	$4,605,916

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,829,106
Undistributed long-term gain	3,278,191
Net unrealized appreciation — investments	13,961,840
Net unrealized appreciation (depreciation) — other investments	(108)
Temporary book/tax differences	(64,696)
Shares of beneficial interest	44,465,590
Total net assets	$63,469,923

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $9,379,044 and $15,513,796, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$15,592,817
Aggregate unrealized (depreciation) of investment securities	(1,630,977)
Net unrealized appreciation of investment securities	$13,961,840

Cost of investments for tax purposes is $49,395,471.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and reclassification of distributions from short-term capital gain to ordinary income distributions, on December 31, 2013, undistributed net investment income was decreased by $4,734 and undistributed net realized gain was increased by $4,734. This reclassification had no effect on the net assets of the Fund.

Invesco V.I. Utilities Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	891,055	$15,490,334	613,174	$10,279,764
Series II	5,955	102,148	23,507	400,727

Issued as reinvestment of dividends:
Series I	219,299	3,631,588	273,870	4,499,686
Series II	4,713	77,578	6,506	106,230

Reacquired:
Series I	(1,440,447)	(24,722,320)	(1,166,463)	(19,442,252)
Series II	(13,991)	(244,353)	(41,247)	(702,452)
Net increase (decrease) in share activity	(333,416)	$(5,665,025)	(290,653)	$(4,858,297)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$16.20	$0.47	$1.25	$1.72	$(0.52)	$(0.37)	$(0.89)	$17.03	10.76%	$61,806	1.07	%(d)	1.08	%(d)	2.73	%(d)	15%
Year ended 12/31/12	16.74	0.52	0.10	0.62	(0.54)	(0.62)	(1.16)	16.20	3.61	64,158	0.99		1.03		3.10		3
Year ended 12/31/11	14.87	0.51	1.90	2.41	(0.54)	—	(0.54)	16.74	16.45	70,956	0.92		1.04		3.23		14
Year ended 12/31/10	14.51	0.47	0.43	0.90	(0.54)	—	(0.54)	14.87	6.30	63,945	0.92		1.04		3.25		13
Year ended 12/31/09	13.38	0.45	1.53	1.98	(0.68)	(0.17)	(0.85)	14.51	14.93	70,671	0.93		1.04		3.35		14
Series II
Year ended 12/31/13	16.09	0.43	1.23	1.66	(0.47)	(0.37)	(0.84)	16.91	10.45	1,664	1.32	(d)	1.33	(d)	2.48	(d)	15
Year ended 12/31/12	16.63	0.47	0.10	0.57	(0.49)	(0.62)	(1.11)	16.09	3.34	1,637	1.24		1.28		2.85		3
Year ended 12/31/11	14.78	0.47	1.88	2.35	(0.50)	—	(0.50)	16.63	16.15	1,878	1.17		1.29		2.98		14
Year ended 12/31/10	14.43	0.43	0.42	0.85	(0.50)	—	(0.50)	14.78	6.01	1,706	1.17		1.29		3.00		13
Year ended 12/31/09	13.30	0.41	1.52	1.93	(0.63)	(0.17)	(0.80)	14.43	14.61	1,702	1.18		1.29		3.10		14

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $65,754 and $1,682 for Series I and Series II shares, respectively.

Invesco V.I. Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Utilities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Utilities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,023.50	$5.61	$1,019.66	$5.60	1.10%
Series II	1,000.00	1,022.50	6.88	1,018.40	6.87	1.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Utilities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,507,820
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Utilities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Utilities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Utilities Fund

Annual Report to Shareholders	December 31, 2013

Invesco V.I. Value Opportunities Fund

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The Fund’s Form N-Q filings are available on the SEC website, sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-07452 and 033-57340. The Fund’s most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable annuity contracts and variable life insurance policies (“variable products”) that invest in the Fund.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/ proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

This report must be accompanied or preceded by a currently effective Fund prospectus and variable product prospectus, which contain more complete information, including sales charges and expenses. Investors should read each carefully before investing.

Invesco Distributors, Inc.

VK-VIVOPP-AR-1

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco V.I. Value Opportunities Fund outperformed its style-specific benchmark, the Russell 3000 Value Index. The Fund’s relative performance benefited from stock selection and an overweight position in the financials sector. Alternatively, stock selection in the energy sector detracted the most from the Fund’s relative performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, excluding variable product issuer charges.

If variable product issuer charges were included, returns would be lower.

Series I Shares	33.75%
Series II Shares	33.27
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 3000 Value Index¢ (Style-Specific Index)	32.69
Lipper VUF Multi-Cap Value Funds Index¿ (Peer Group Index)	33.17

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ■Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

We seek to capitalize on market inefficiencies by investing in companies that appear undervalued relative to the market in general. We believe that there are four key drivers to finding attractive stocks:

■	Valuation – We use different measures of valuation for different sectors. We use more stable measures of value such as price/book, price/cash flow, and price/sales in more cyclical parts of the market. We use more cash flow and earnings-based measures in more growth-oriented parts of the market.
■	Fundamentals – We rigorously analyze the fundamentals and risks of a company and its industry.
■	Accounting – We focus on the quality of a company’s accounting including all four financial statements (balance sheet, income statement, statement of cash flows and statement of changes in financial position).
■	Psychology – We feel that psychology is one reason that companies become undervalued.

    Ultimately, we believe that the market will recognize the value in these companies and we will sell them as their stock price begins to reflect their intrinsic value.

    We will only buy a security if we believe the potential for stock-price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:

■	The security is statistically cheap on the basis of its primary valuation criteria, which depends on the cyclical or growth nature of its business.
■	Rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

    We focus on the quality of a company’s accounting and on financial statement analysis. Portfolio construction is bottom-up and stock-specific, concentrating on individual company fundamental analysis and valuation. Therefore, while we monitor and are aware of our positions relative to the Fund’s style-specific benchmark, it does not play a major role in the construction of the Fund.

    Our sell discipline is just as important as our buy decision and is based on the same principles: valuation and fundamentals. While no sale is automatic,

we typically sell a security if it meets one or more of the following criteria:

■	The target price has been realized and we no longer consider the company undervalued.
■	A better value opportunity can be found elsewhere.
■	The company is experiencing deteriorating fundamentals we believe to be a long-term issue.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated.

Portfolio Composition
By sector

Financials	37.5%
Energy	16.9
Consumer Discretionary	13.7
Information Technology	10.2
Health Care	8.9
Consumer Staples	3.4
Industrials	2.9
Materials	1.4
Telecommunication Services	1.4
Money Market Funds
Plus Other Assets Less Liabilities	3.7

Top 10 Equity Holdings*

1. JPMorgan Chase & Co.	6.2%
2. Wells Fargo & Co.	4.1
3. Royal Dutch Shell PLC-ADR	4.1
4. Omnicom Group Inc.	3.6
5. Chevron Corp.	3.5
6. Citigroup Inc.	3.2
7. Macy’s, Inc.	2.7
8. UnitedHealth Group Inc.	2.7
9. Total S.A.-ADR	2.6
10. Unum Group	2.5

Total Net Assets	$233.9 million

Total Number of Holdings*	48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Invesco V.I. Value Opportunities Fund

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns. The consumer discretionary sector had the highest return of any sector.

    In this environment, stock selection and an overweight position in the financials sector contributed the most to relative Fund performance. Financials sector holdings JPMorgan Chase and Wells Fargo were among the Fund’s top performers. An improving housing market benefited both of these companies and lowered their credit costs and expenses (such as expenses for foreclosed houses). Additionally, an increase in short-term interest rates could benefit both JPMorgan Chase and Wells Fargo earnings. These factors helped drive positive stock performance for both of the companies that were, at the close of the reporting period, among the Fund’s top ten holdings.

    An underweight position in the utilities sector also helped relative Fund performance as it was one of the worst-performing sectors for the year. We avoided utilities holdings altogether because we believed they were very expensive.

    Stock selection and an underweight position in the telecommunication services sector benefited relative performance. The Fund’s investment in Vodafone drove this performance as the company benefited from selling its interest in Verizon Wireless (not a Fund holding) back to Verizon.

    On an absolute basis, consumer discretionary holding Omnicom was the largest contributor to Fund performance. The media company continued to perform strongly, and we believe its merger with Pubilcis (not a Fund holding) will benefit the company.

    Unfavorable stock selection in the energy sector was the largest detractor from relative Fund performance. Fear of weaker commodity prices continued to be a primary cause of the sector’s negative performance and drove the underperformance of Petrobras Petroleo Brasilerio. Besides industry concerns, the company had weak pricing in its downstream operations and some temporary operating issues that we believe it has begun to fix. In our view, Petrobras Petroleo Brasilerio traded at a very attractive valuation during the year.

    A minor detractor from Fund performance during the year was our only holding in the materials sector, Korean steel company POSCO. POSCO is a low-cost producer and has superior technology. We continue to believe the company is attractively valued.

    Although we analyze macroeconomic factors, our focus is on bottom-up stock selection. We invest in companies based on their individual risk and return, as driven by their fundamentals and valuations. As value managers, we point to the attractive valuations that characterize many holdings in the portfolio. We believe low earnings expectations, combined with attractive valuations, could potentially provide downside protection in a volatile equity market.

    Thank you for your investment in Invesco V.I. Value Opportunities Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Leder Chartered Financial Analyst, portfolio manager, is lead manager of Invesco V.I.
Value Opportunities Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin and an MBA from Columbia University.

Devin Armstrong Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Value
Opportunities Fund. He joined Invesco in 2010. Mr. Armstrong earned a BS in psychology and finance from the University of Illinois and an MBA in finance from Columbia University.

Kevin Holt Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Value
Opportunities Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa and an MBA from the University of Chicago Booth School of Business.

Yogi Kak Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Value
Opportunities Fund. He joined Invesco in 2011. Mr. Kak earned a Bachelor of Technology degree in electrical engineering from the Institute of Technology, Banares Hindu University and an MBA from Tulane University.

Matt Seinsheimer Chartered Financial Analyst, portfolio manager, is manager of Invesco V.I. Value
Opportunities Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a BBA from Southern Methodist University and an MBA from The University of Texas at Austin.

James (Jay) Warwick Portfolio manager, is manager of Invesco V.I. Value Opportunities Fund. He joined Invesco in 2010.
Mr. Warwick earned a BBA from Stephen F. Austin State University and an MBA from the University of Houston.

Invesco V.I. Value Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

1	Source(s): Invesco, Russell via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

Average Annual Total Returns
As of 12/31/13

Series I Shares
Inception (9/10/01)	4.34%
10 Years	4.67
5 Years	19.38
1 Year	33.75

Series II Shares
Inception (9/10/01)	4.08%
10 Years	4.41
5 Years	19.07
1 Year	33.27

The performance of the Fund’s Series I and Series II share classes will differ primarily due to different class expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please contact your variable product issuer or financial adviser for the most recent month-end variable product performance. Performance figures reflect Fund expenses, reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Series I and Series II shares was 1.02% and 1.27%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Invesco V.I. Value Opportunities Fund, a series portfolio of AIM Variable Insurance Funds (Invesco Variable

Insurance Funds), is currently offered through insurance companies issuing variable products. You cannot purchase shares of the Fund directly. Performance figures given represent the Fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees assessed in connection with a variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return.

    The most recent month-end performance at the Fund level, excluding variable product charges, is available at 800 451 4246. As mentioned above, for the most recent month-end performance including variable product charges, please contact your variable product issuer or financial adviser.

Invesco V.I. Value Opportunities Fund

Invesco V.I. Value Opportunities Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

    Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

    Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

    Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

    Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

    Industry/sector risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

    Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

    Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

    Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

    Real estate investment (REIT)/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

    Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

    Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

    The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark

Invesco V.I. Value Opportunities Fund

of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

    The Lipper VUF Multi-Cap Value Funds Index is an unmanaged index considered representative of multicap value variable insurance underlying funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

    Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Invesco V.I. Value Opportunities Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–96.32%
Advertising–3.57%
Omnicom Group Inc.	112,137	$8,339,629

Apparel Retail–0.91%
Vera Bradley, Inc.(b)(c)	88,887	2,136,843

Application Software–0.96%
Synopsys, Inc.(c)	55,400	2,247,578

Asset Management & Custody Banks–1.69%
Bank of New York Mellon Corp. (The)	113,221	3,955,942

Automobile Manufacturers–1.22%
Renault S.A. (France)	35,340	2,853,470

Cable & Satellite–2.23%
Time Warner Cable Inc.	38,485	5,214,718

Coal & Consumable Fuels–2.09%
Peabody Energy Corp.	250,700	4,896,171

Communications Equipment–1.32%
Cisco Systems, Inc.	137,500	3,086,875

Computer Hardware–3.57%
Apple Inc.	5,884	3,301,571
Hewlett-Packard Co.	180,453	5,049,075
		8,350,646

Department Stores–4.49%
Macy’s, Inc.	119,050	6,357,270
Nordstrom, Inc.	67,140	4,149,252
		10,506,522

Diversified Banks–6.97%
Comerica Inc.	63,840	3,034,954
U.S. Bancorp	91,458	3,694,903
Wells Fargo & Co.	211,052	9,581,761
		16,311,618

Electronic Components–1.39%
Corning Inc.	181,675	3,237,449

Food Retail–1.71%
Kroger Co. (The)	101,386	4,007,789

General Merchandise Stores–1.29%
Target Corp.	47,753	3,021,332

Household Products–1.67%
Procter & Gamble Co. (The)	48,075	3,913,786

Industrial Conglomerates–2.25%
General Electric Co.	187,959	5,268,491

Integrated Oil & Gas–13.72%
Chevron Corp.	66,308	8,282,532

	Shares	Value
Integrated Oil & Gas–(continued)
Exxon Mobil Corp.	31,141	$3,151,469
Petroleo Brasileiro S.A.–ADR (Brazil)	368,630	5,079,722
Royal Dutch Shell PLC–ADR (United Kingdom)	133,453	9,511,195
Total S.A.–ADR (France)	99,170	6,076,146
		32,101,064

Investment Banking & Brokerage–3.88%
Goldman Sachs Group, Inc. (The)	21,767	3,858,418
Morgan Stanley	166,225	5,212,816
		9,071,234

Life & Health Insurance–6.21%
Aflac, Inc.	54,219	3,621,829
MetLife, Inc.	92,734	5,000,217
Unum Group	168,250	5,902,210
		14,524,256

Managed Health Care–4.65%
UnitedHealth Group Inc.	83,929	6,319,854
WellPoint, Inc.	49,332	4,557,783
		10,877,637

Marine–0.67%
Diana Shipping Inc. (Greece)(c)	117,594	1,562,824

Oil & Gas Drilling–1.06%
Noble Corp. PLC	66,369	2,486,846

Other Diversified Financial Services–11.79%
Bank of America Corp.	360,463	5,612,409
Citigroup Inc.	143,170	7,460,589
JPMorgan Chase & Co.	248,157	14,512,221
		27,585,219

Pharmaceuticals–4.27%
Bristol-Myers Squibb Co.	60,913	3,237,526
Novartis AG (Switzerland)	47,108	3,769,864
Pfizer Inc.	97,078	2,973,499
		9,980,889

Property & Casualty Insurance–7.00%
Allied World Assurance Co. Holdings AG	26,207	2,956,411
Allstate Corp. (The)	103,796	5,661,034
Aspen Insurance Holdings Ltd.	119,783	4,948,236
Chubb Corp. (The)	29,009	2,803,140
		16,368,821

Steel–1.42%
POSCO–ADR (South Korea)	42,443	3,310,554

Systems Software–1.79%
Oracle Corp.	109,589	4,192,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

	Shares	Value
Technology Distributors–1.17%
CDW Corp.	117,202	$2,737,839

Wireless Telecommunication Services–1.36%
Vodafone Group PLC–ADR (United Kingdom)	81,076	3,187,097
Total Common Stocks & Other Equity Interests (Cost $152,400,656)		225,336,014

Money Market Funds–3.59%
Liquid Assets Portfolio–Institutional Class(d)	4,203,380	4,203,380
Premier Portfolio–Institutional Class(d)	4,203,381	4,203,381
Total Money Market Funds (Cost $8,406,761)		8,406,761
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.91% (Cost $160,807,417)		233,742,775

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.23%
Liquid Assets Portfolio–Institutional Class (Cost $536,697)(d)(e)	536,697	$536,697
TOTAL INVESTMENTS–100.14% (Cost $161,344,114)		234,279,472
OTHER ASSETS LESS LIABILITIES–(0.14)%		(333,617)
NET ASSETS–100.00%		$233,945,855

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	All or a portion of this security was out on loan at December 31, 2013.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31. 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$526,620	$(526,620)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Assets and Liabilities

December 31, 2013

Statement of Operations

For the year ended December 31, 2013

Assets:
Investments, at value (Cost $152,400,656)*	$225,336,014
Investments in affiliated money market funds, at value and cost	8,943,458
Total investments, at value (Cost $161,344,114)	234,279,472
Receivable for:
Investments sold	159,207
Fund shares sold	63,666
Dividends	455,149
Investment for trustee deferred compensation and retirement plans	100,622
Total assets	235,058,116

Liabilities:
Payable for:
Fund shares reacquired	248,052
Collateral upon return of securities loaned	536,697
Accrued fees to affiliates	202,940
Accrued trustees’ and officers’ fees and benefits	1,157
Accrued other operating expenses	6,246
Trustee deferred compensation and retirement plans	117,169
Total liabilities	1,112,261
Net assets applicable to shares outstanding	$233,945,855

Net assets consist of:
Shares of beneficial interest	$175,399,794
Undistributed net investment income	2,507,521
Undistributed net realized gain (loss)	(16,897,330)
Net unrealized appreciation	72,935,870
$233,945,855

Net Assets:
Series I	$130,145,736
Series II	$103,800,119

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Series I	13,903,149
Series II	11,144,203
Series I:
Net asset value per share	$9.36
Series II:
Net asset value per share	$9.31

*	At December 31, 2013, securities with an aggregate value of $526,620 were on loan to brokers.

Investment income:
Dividends (net of foreign withholding taxes of $182,487)	$5,104,819
Dividends from affiliated money market funds (includes securities lending income of $153,165)	162,929
Total investment income	5,267,748

Expenses:
Advisory fees	1,623,840
Administrative services fees	637,113
Custodian fees	7,757
Distribution fees — Series II	254,365
Transfer agent fees	23,986
Trustees’ and officers’ fees and benefits	34,348
Other	56,984
Total expenses	2,638,393
Less: Fees waived	(20,053)
Net expenses	2,618,340
Net investment income	2,649,408

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	33,047,124
Foreign currencies	(34,560)
33,012,564
Change in net unrealized appreciation of:
Investment securities	31,741,389
Foreign currencies	512
31,741,901
Net realized and unrealized gain	64,754,465
Net increase in net assets resulting from operations	$67,403,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Value Opportunities Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$2,649,408	$2,991,365
Net realized gain	33,012,564	20,484,242
Change in net unrealized appreciation	31,741,901	15,820,217
Net increase in net assets resulting from operations	67,403,873	39,295,824

Distributions to shareholders from net investment income:
Series I	(1,827,315)	(2,005,611)
Series ll	(1,176,208)	(1,209,493)
Total distributions from net investment income	(3,003,523)	(3,215,104)

Share transactions–net:
Series l	(36,568,590)	(25,455,179)
Series ll	(22,283,095)	(21,410,450)
Net increase (decrease) in net assets resulting from share transactions	(58,851,685)	(46,865,629)
Net increase (decrease) in net assets	5,548,665	(10,784,909)

Net assets:
Beginning of year	228,397,190	239,182,099
End of year (includes undistributed net investment income of $2,507,521 and $2,892,234, respectively)	$233,945,855	$228,397,190

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco V.I. Value Opportunities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, (each constituting a “Fund”). The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each Fund or class will be voted on exclusively by the shareholders of such Fund or class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Invesco V.I. Value Opportunities Fund

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

Invesco V.I. Value Opportunities Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.67%
Next $500 million	0.645%
Next $1.5 billion	0.62%
Next $2.5 billion	0.595%
Next $2.5 billion	0.57%
Next $2.5 billion	0.545%
Over $10 billion	0.52%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco V.I. Value Opportunities Fund

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 2.00% and Series II shares to 2.25% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $20,053.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants’ accounts. Pursuant to such agreement, for the year ended December 31, 2013, Invesco was paid $58,739 for accounting and fund administrative services and reimbursed $578,374 for services provided by insurance companies.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

For the year ended December 31, 2013, the Fund incurred $904 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$227,656,138	$6,623,334	$—	$234,279,472

Invesco V.I. Value Opportunities Fund

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,003,523	$3,215,104

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,617,209
Net unrealized appreciation — investments	71,819,695
Net unrealized appreciation — other investments	512
Temporary book/tax differences	(109,688)
Capital loss carryforward	(15,781,667)
Shares of beneficial interest	175,399,794
Total net assets	$233,945,855

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $32,762,992 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$7,906,383	$—	$7,906,383
December 31, 2018	7,875,284	—	7,875,284
	$15,781,667	$—	$15,781,667

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

Invesco V.I. Value Opportunities Fund

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $38,349,947 and $91,805,764, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$79,023,419
Aggregate unrealized (depreciation) of investment securities	(7,203,724)
Net unrealized appreciation of investment securities	$71,819,695

Cost of investments for tax purposes is $162,459,777.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and fair fund settlements, on December 31, 2013, undistributed net investment income was decreased by $30,598 and undistributed net realized gain (loss) was increased by $30,598. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Series I	556,711	$4,628,953	1,784,123	$12,416,540
Series II	655,770	5,483,500	1,339,643	8,704,187

Issued as reinvestment of dividends:
Series I	214,474	1,827,315	282,878	2,005,611
Series II	138,704	1,176,208	171,316	1,209,493

Reacquired:
Series I	(5,220,012)	(43,024,858)	(5,892,112)	(39,877,330)
Series II	(3,515,746)	(28,942,803)	(4,662,117)	(31,324,130)
Net increase (decrease) in share activity	(7,170,099)	$(58,851,685)	(6,976,269)	$(46,865,629)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Value Opportunities Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Series I
Year ended 12/31/13	$7.10	$0.10	$2.28	$2.38	$(0.12)	$9.36	33.75%	$130,146	1.01	%(d)	1.02	%(d)	1.24	%(d)	17%
Year ended 12/31/12	6.12	0.09	0.99	1.08	(0.10)	7.10	17.70	130,383	1.01		1.02		1.37		9
Year ended 12/31/11	6.38	0.08	(0.28)	(0.20)	(0.06)	6.12	(3.05)	135,644	1.00		1.00		1.28		15
Year ended 12/31/10	5.98	0.04	0.40	0.44	(0.04)	6.38	7.35	181,515	1.00		1.00		0.65		86
Year ended 12/31/09	4.10	0.03	1.94	1.97	(0.09)	5.98	48.00	226,282	0.98		0.99		0.59		23
Series II
Year ended 12/31/13	7.07	0.08	2.26	2.34	(0.10)	9.31	33.27	103,800	1.26	(d)	1.27	(d)	0.99	(d)	17
Year ended 12/31/12	6.08	0.07	1.00	1.07	(0.08)	7.07	17.66	98,014	1.26		1.27		1.12		9
Year ended 12/31/11	6.34	0.06	(0.28)	(0.22)	(0.04)	6.08	(3.39)	103,538	1.25		1.25		1.03		15
Year ended 12/31/10	5.95	0.02	0.39	0.41	(0.02)	6.34	6.94	132,298	1.25		1.25		0.40		86
Year ended 12/31/09	4.07	0.02	1.92	1.94	(0.06)	5.95	47.74	133,872	1.23		1.24		0.34		23

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $131,900 and $101,746 for Series I and Series II shares, respectively.

Invesco V.I. Value Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

and Shareholders of Invesco V.I. Value Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco V.I. Value Opportunities Fund (formerly known as Invesco Van Kampen V.I. Value Opportunities Fund; one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 17, 2014

Houston, Texas

Invesco V.I. Value Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

The actual and hypothetical expenses in the examples below do not represent the effect of any fees or other expenses assessed in connection with a variable product; if they did, the expenses shown would be higher while the ending account values shown would be lower.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the hypothetical information is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
Series I	$1,000.00	$1,158.10	$5.60	$1,020.01	$5.24	1.03%
Series II	1,000.00	1,157.50	6.96	1,018.75	6.51	1.28

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

Invesco V.I. Value Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	100%

*	The above percentage is based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Value Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2004	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2004	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee Other Officers	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

Invesco V.I. Value Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Invesco V.I. Value Opportunities Fund

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$ 519,200	N/A	$ 633,700	N/A
Audit-Related Fees(2)	$ 5,162	0%	$ 12,000	0%
Tax Fees(3)	$ 177,795	0%	$ 113,729	0%
All Other Fees	$ 0	0%	$ 0	0%
Total Fees	$ 702,156	0%	$ 759,429	0%

PWC billed the Registrant aggregate non-audit fees of $182,957 for the fiscal year ended 2013, and $125,729 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Audit-Related fees for the fiscal year end December 31, 2013 includes fees billed for agreed upon procedures related to regulatory filings. Audit-Related fees for the fiscal year end December 31, 2012 includes fees billed for agreed upon procedures related to fund mergers.

(3)

Tax fees for the fiscal year end December 31, 2013 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end December 31, 2012 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$ 574,000	0%	$0	0%
Tax Fees	$ 0	0%	$0	0%
All Other Fees	$ 0	0%	$0	0%
Total Fees(2)	$ 574,000	0%	$0	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)

Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 28, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	February 28, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	February 28, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.